                                           REGISTRATION NOS. 333-83716/811-4001
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                            [X]

                        POST-EFFECTIVE AMENDMENT NO. 9

                                                                            [X]
                                    AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 110

                                                                            [X]

                               -----------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                          (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   200 PARK AVENUE, NEW YORK, NEW YORK 10166
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (212) 578-9414
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------

                            JAMES L. LIPSCOMB, ESQ.
                 EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                200 PARK AVENUE
                           NEW YORK, NEW YORK 10166
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                                  COPIES TO:
                             DIANE E. AMBLER, ESQ.
                KIRKPATRICK & LOCKHART PRESTON GATES ELLIS LLP
                              1601 K STREET, N.W.
                            WASHINGTON, D.C. 20006

                               -----------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:

   [X] immediately upon filing pursuant to paragraph (b) of Rule 485
   [_] on September 10, 2007 pursuant to paragraph (b) of Rule 485

   [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [_] on (date) pursuant to paragraph (a)(1) of Rule 485
   [_] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of
       Rule 485
   [_] on (date) pursuant to paragraph (a)(2) of Rule 485

================================================================================

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                                   FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))

Form N-4
Item No.                                                  Prospectus Heading
--------                                                  ------------------
   1.    Cover Page............... Cover Page

   2.    Definitions.............. Important Terms You Should Know

   3.    Synopsis................. Table of Expenses

   4.    Condensed Financial       General Information--Performance; General Information--
         Information..............   Financial Statements

   5.    General Description of    MetLife; Metropolitan Life Separate Account E; Your Investment
         Registrant, Depositor,      Choices; General Information--Voting Rights
         and Portfolio Companies..

   6.    Deductions and Expenses.. Table of Expenses; Deferred Annuities--Charges; Deferred
                                     Annuities--Withdrawal Charges; Deferred Annuities--
                                     Premium and Other Taxes; Income Options--Charges;
                                     General Information--Who Sells the Deferred Annuities;
                                     Appendix--Premium Tax Table

   7.    General Description of    Variable Annuities; Replacement of Annuity Contracts; Classes of
         Variable Annuity            the Deferred Annuity; Deferred Annuities--Purchase
         Contracts................   Payments (Allocation of Purchase Payments and Limits on
                                     Purchase Payments); Deferred Annuities--Transfer Privilege;
                                     General Information--Administration (Purchase Payments/
                                     Confirming Transactions/Transactions by Telephone or
                                     Internet/Processing Transactions/Changes to Your Deferred
                                     Annuity/When We Can Cancel Your Deferred Annuity/After
                                     Your Death/Third Party Requests)

   8.    Annuity Period........... Important Terms You Should Know; Deferred Annuities--Pay-
                                     Out Options (or Income Options); Income Payment Types/The
                                     Value of Your Income Payments/Reallocation Privilege;
                                     Optional Benefits--Guaranteed Minimum Income Benefit

   9.    Death Benefit............ Deferred Annuities--Death Benefit--Generally; Standard
                                     Death Benefit; Optional Benefits

  10.    Purchases and Annuity     MetLife; Metropolitan Life Separate Account E; Deferred
         Values...................   Annuities--Purchase Payments (Allocation of Purchase
                                     Payments and Limits on Purchase Payments); The Value of
                                     Your Investment; Pay-out Options (or Income Options);
                                     Allocation; The Value of Your Income Payments; General
                                     Information--Administration (Purchase Payments)

  11.    Redemptions.............. Deferred Annuities--Access to Your Money (Systematic
                                     Withdrawal Program and Minimum Distribution); Deferred
                                     Annuities--Withdrawal Charges (When No Withdrawal
                                     Charge Applies); When No Withdrawal Charge Applies to the
                                     eBonus Class; General Information--When We Can Cancel
                                     Your Deferred Annuity; General Information--Valuation--
                                     Suspension of Payment

  12.    Taxes.................... Income Taxes

Form N-4
Item No.                                                Prospectus Heading
--------                                                ------------------
  13.    Legal Proceedings........ Legal Proceedings

  14.    Table of Contents of the  Table of Contents of the Statement of Additional Information
         Statement of Additional
         Information..............

  15.    Cover Page............... Cover Page

  16.    Table of Contents........ Table of Contents

  17.    General Information and   Not Applicable
         History..................

  18.    Services................. Independent Registered Public Accounting Firm; Services;
                                     Distribution of Certificates and Interests in the Deferred
                                     Annuities

  19.    Purchase of Securities    Not Applicable
         Being Offered............

  20.    Underwriters............. Distribution of Certificates and Interests in the Deferred
                                     Annuities; Withdrawal Charge

  21.    Calculation of            Advertisement of the Separate Account
         Performance Data.........

  22.    Annuity Payments......... Variable Income Payments

  23.    Financial Statements..... Financial Statements of the Separate Account; Financial
                                     Statements of MetLife

The purpose of this amendment is to provide supplemental disclosure to describe the lifetime withdrawal guarantee benefit.

It is not intended that this filing supersede the prospectus and statement of additional information included in Post-Effective Amendment No. 6 to this Registration Statement, filed on April 18, 2007.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

             METLIFE FINANCIAL FREEDOM SELECT (R) VARIABLE ANNUITY

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                      SUPPLEMENT DATED SEPTEMBER 17, 2007
                                      TO
                        PROSPECTUS DATED APRIL 30, 2007

Effective for Contracts for which we receive applications and initial purchase payments (or, for Contracts being purchased pursuant to trustee to trustee transfer or rollover permitted under the Internal Revenue Code of 1986, as amended, applications and transfer paperwork) on or after September 17, 2007, this supplement adds the Lifetime Withdrawal Guarantee Benefit ("Lifetime Withdrawal Guarantee Benefit"), which may be added by rider in states where approved, to Financial Freedom Select Variable Annuity Contracts issued by Metropolitan Life Insurance Company.

This supplement provides information in addition to that contained in the Prospectus dated April 30, 2007 for the Contract. It should be read in its entirety and kept together with your Prospectus for a future reference. If you would like another copy of the Prospectus, write to us at 1600 Division Road, West Warwick, RI 02893 or call us at (800) 638-7732 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

Description of the Lifetime Withdrawal Guarantee Benefit

Effective September 17, 2007, the Prospectus for the Contracts is revised as follows:

1. Table of Expenses

  a. Insert the following after the Optional Guaranteed Minimum Income Benefit, charge on page 8:

             Optional Lifetime
             Withdrawal Guarantee
             Benefit                    Maximum Guaranteed
                                        Charge: 0.95%
                                        Current Charge: 0.50%

  b. Insert the following as the last footnote to the second table on page 8 (B, C and L Class) and on page 9 (e and e Bonus Class):

    The charge for the Lifetime Withdrawal Guarantee Benefit is a percentage of your Total Guaranteed Withdrawal Amount, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account balance and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance.) You do not pay this charge once you are in the payout phase of your Contract or after your rider terminates. If an Automatic Annual Step-Up occurs under a Lifetime Withdrawal Guarantee Benefit, we may increase the Lifetime Withdrawal Guarantee Benefit charge to then current charge, but no more than a maximum of 0.95%. (See Lifetime Withdrawal Guarantee Benefit for more information.)

  c. Delete Examples 1, 2, 3, 4 and 5 on pages 13-15 (B, C and L Class) and Examples 1, 2 and 3 on pages 14-15 (e and e Bonus Class) and substitute (1) for the B, C and L Class and (2) for e and e Bonus Class, respectively.


    (1) B, C and L Class Examples


Example 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

..   your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

..   there was no allocation to the Fixed Interest Account;

..   you bear the minimum or maximum fees and expenses of any of the Portfolios
    (without reimbursement and/or waiver of expenses);

..   you select the B Class;

..   the underlying Portfolio earns a 5% annual return;

    . you select the Annual Step-Up Death Benefit;

..   you select the Lifetime Withdrawal Guarantee Benefit; and

..   you fully surrender your Contract, with applicable withdrawal charges deducted.


                                                     1      3      5     10
                                                    YEAR  YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  MAXIMUM                                          $1,287 $1,978 $2,679 $4,223
  MINIMUM                                          $1,219 $1,774 $2,341 $3,534

Example 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

..   your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

..   there was no allocation to the Fixed Interest Account;

..   no withdrawal charges were applicable because you selected an income payment type under which you receive income payments over your lifetime or you did not surrender your Contract;

..   you bear the minimum or maximum fees and expenses of any of the Portfolios
    (without reimbursement and/or waiver of expenses);

..   you select the B Class;

..   the underlying Portfolio earns a 5% annual return;

..   you select the Annual Step-Up Death Benefit; and

..   you select the Lifetime Withdrawal Guarantee Benefit.


                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  MAXIMUM                                            $376 $1,139 $1,915 $3,919
  MINIMUM                                            $301   $916 $1,547 $3,204

Example 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

..   your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

..   there was no allocation to the Fixed Interest Account;

..   you bear the minimum or maximum fees and expenses of any of the Portfolios
    (without reimbursement and/or waiver of expenses);

..   you select the C Class;

..   the underlying Portfolio earns a 5% annual return;

..   you select the Annual Step-Up Death Benefit;

..   you select the Lifetime Withdrawal Guarantee Benefit; and

..   you surrender your Contract, do not surrender your Contract, you elect to annuitize (select an income payment type under which you receive income payments over your lifetime) or do not elect to annuitize (no withdrawal charges apply to the C Class).


                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  MAXIMUM                                            $406 $1,227 $2,058 $4,188
  MINIMUM                                            $331 $1,006 $1,696 $3,497

Example 4. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

..   your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

..   there was no allocation to the Fixed Interest Account;

..   you bear the minimum or maximum fees and expenses of any of the Portfolios
    (without reimbursement and/or waiver of expenses);

..   you select the L Class;

..   the underlying Portfolio earns a 5% annual return;

..   you select the Annual Step-Up Death Benefit;

..   you select the Lifetime Withdrawal Guarantee Benefit; and

..   you fully surrender your Contract, with applicable withdrawal charges deducted.


                                                     1      3      5     10
                                                    YEAR  YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  MAXIMUM                                          $1,301 $1,833 $2,461 $4,054
  MINIMUM                                          $1,232 $1,626 $2,114 $3,352

Example 5. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

..   your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

..   there was no allocation to the Fixed Interest Account;

..   no withdrawal charges were applicable because you selected an income payment type under which you receive income payments over your lifetime or you did not surrender your Contract;

..   you bear the minimum or maximum fees and expenses of any of the Portfolios
    (without reimbursement and/or waiver of expenses);

..   you select the L Class;

..   the underlying Portfolio earns a 5% annual return;

..   you select the Annual Step-Up Death Benefit; and

..   you select the Lifetime Withdrawal Guarantee Benefit.


                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  MAXIMUM                                            $391 $1,183 $1,987 $4,054
  MINIMUM                                            $316   $961 $1,622 $3,352

    (2) e and e Bonus Examples

Example 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $ 10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

..   your Account balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

..   there was no allocation to the Fixed Interest Account;

..   you bear the minimum or maximum fees and expenses of any of the Portfolios
    (without reimbursement and/or waiver of expenses);

..   you select the e Class;

..   the underlying Portfolio earns a 5% annual return;

..   you select the Annual Step-Up Death Benefit;

..   you select the Lifetime Withdrawal Guarantee Benefit; and

..   you fully surrender your Contract, you elect to annuitize (select an income payment type under which you receive income payments over your lifetime) or you do not elect to annuitize (no withdrawal charges apply to the e Class)

                                1     3      5     10
                               YEAR YEARS  YEARS  YEARS
                       ---------------------------------
                       MAXIMUM $403 $1,216 $2,041 $4,156
                       MINIMUM $328   $995 $1,678 $3,462

Example 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

..   your Account balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

..   there was no allocation to the Fixed Interest Account;

..   you bear the minimum or maximum fees and expenses of any of the Portfolios
    (without reimbursement and/or waiver of expenses);

..   you select the e Bonus Class;

..   the underlying Portfolio earns a 5% annual return;

..   you select the Annual Step-Up Death Benefit;

..   you select the Lifetime Withdrawal Guarantee Benefit; and

..   you fully surrender your Contract with applicable withdrawal charges deducted.

                                                 1     3      5     10
                                                YEAR YEARS  YEARS  YEARS
-------------------------------------------------------------------------
MAXIMUM                                         $662 $1,348 $2,083 $3,671
MINIMUM                                         $587 $1,123 $1,708 $2,904

Example 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

..   your Account balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

..   there was no allocation to the Fixed Interest Account;

..   no withdrawal charges were applicable because you selected an income payment type under which you receive income payments over your lifetime or you did not surrender your Contract;

..   you bear the minimum or maximum fees and expenses of any of the Portfolios
    (without reimbursement and/or waiver of expenses);

..   you select the e Bonus Class;

..   the underlying Portfolio earns a 5% annual return;

..   you select the Annual Step-Up Death Benefit; and

..   you select the Lifetime Withdrawal Guarantee Benefit.

                                                 1     3      5     10
                                                YEAR YEARS  YEARS  YEARS
-------------------------------------------------------------------------
MAXIMUM                                         $348 $1,057 $1,782 $3,671
MINIMUM                                         $271   $825 $1,395 $2,904

2. Delete the third sentence in the second paragraph of "Metropolitan Life Separate Account E" on page 16 and substitute the following:

  Any such amount under the Optional Annual Step-Up Death Benefit, Guaranteed Minimum Income Benefit and Lifetime Withdrawal Guarantee Benefit that exceeds the assets in the Separate Account are also paid from our general account.

3. Insert the following after "Guaranteed Minimum Income Benefit" on page 17 (e and e Bonus Class) and page 18 (B, C and L Class):

 .  Lifetime Withdrawal Guarantee Benefit.

4. Automated Investment Strategies

  a. Insert the following sentence as the fifth sentence in the first paragraph on page 24:

    The Index Selector is not available with a Deferred Annuity with the Optional Lifetime Withdrawal Guarantee Benefit.

  b. Insert the following sentence as the second paragraph to the description of the Index Selector on page 25:

    The Index Selector is not available with a Deferred Annuity with the Optional Lifetime Withdrawal Guarantee Benefit.

5. Charges

Add the following paragraph after "Optional Guaranteed Minimum Income Benefit" on page 32:

OPTIONAL LIFETIME WITHDRAWAL GUARANTEE BENEFIT

The Lifetime Withdrawal Guarantee Benefit is available for an additional charge of 0.50% of the Total Guaranteed Withdrawal Amount, deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary. We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance. If an Automatic Annual Step-Up occurs under a Lifetime Withdrawal Guarantee Benefit, we may increase the Lifetime Withdrawal Guarantee Benefit charge to the then current charge for the same optional benefit, but no more than a maximum of 0.95%. If the Lifetime Withdrawal Guarantee Benefit is in effect, the charge will continue even if your Remaining Guaranteed Withdrawal Amount equals zero.

6. Optional Benefits

Insert the following as the second sentence on page 36:

  In limited circumstances, the Lifetime Withdrawal Guarantee Benefit may be cancelled. (See "Lifetime Withdrawal Guarantee Benefit--Cancellation").

7. Insert the following description of the Lifetime Withdrawal Guarantee Benefit after the end of the description of the Guaranteed Minimum Income Benefit on page 43:

LIFETIME WITHDRAWAL GUARANTEE BENEFIT

In states where approved, we offer the Lifetime Withdrawal Guarantee Benefit for elective TSA (non-ERISA), SEP and SIMPLE IRA Deferred Annuities. If you elect the Lifetime Withdrawal Guarantee Benefit, Roth TSA purchase payments are currently not permitted. The Lifetime Withdrawal Guarantee Benefit does not establish or guarantee an Account Balance or minimum return for any investment division. The Remaining Guaranteed Withdrawal Amount and Total Guaranteed Withdrawal Amount are not available for withdrawal. Contract withdrawal charges may apply to your withdrawals. Ordinary income taxes apply to withdrawals under this benefit and an additional 10% penalty tax may apply if you are under age 59 1/2. Consult your own tax advisor to determine if an exception to the 10% penalty tax applies. You may not have this benefit and the Guaranteed Minimum Income Benefit in effect at the same time. You should carefully consider if the Lifetime Withdrawal Guarantee Benefit is best for you. Here are some of the key features of the Lifetime Withdrawal Guarantee Benefit.

   . Guaranteed Payments for Life. So long as you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Withdrawal Guarantee Benefit guarantees that we will make payments to you over your lifetime, even if your Remaining Guaranteed Withdrawal Amount and/or Account Balance decline to zero.

   . Automatic Annual Step-Ups. The Lifetime Withdrawal Guarantee Benefit provides automatic step-ups on each Contract Anniversary prior to the owner's 86th birthday (and offers the owner the ability to opt out of the step-ups if the charge for this optional benefit should increase). Each of the Automatic Step-Ups will occur only prior to the owner's 86th birthday.

   . Withdrawal Rates. The Lifetime Withdrawal Guarantee Benefit uses a 5% withdrawal rate to determine the Annual Benefit Payment.

   . Cancellation. The Lifetime Withdrawal Guarantee Benefit provides the ability to cancel the rider every five Contract Years for the first fifteen Contract Years and annually thereafter within 30 days following the eligible Contract Anniversary.

   . Allocation Restrictions. If you elect the Lifetime Withdrawal Guarantee Benefit, you are limited to allocating your purchase payments and Account Balance among the Fixed Interest Account, and certain investment divisions (as described below).

In considering whether to purchase the Lifetime Withdrawal Guarantee Benefit, you must consider your desire for protection and the cost of the benefit with the possibility that had you not purchased the benefit, your Account Balance may be higher. In considering the benefit of the lifetime withdrawals, you should consider the impact of inflation. Even relatively low levels of inflation may have significant effect on purchasing power. The Automatic Annual Step-Up, as described below, may provide protection against inflation, if and when there are strong investment returns. As with any guaranteed withdrawal benefit, the Lifetime Withdrawal Guarantee Benefit, however, does not assure that you will receive strong, let alone any, return on your investments.

TOTAL GUARANTEED WITHDRAWAL AMOUNT. The Total Guaranteed Withdrawal Amount is the minimum amount that you are guaranteed to receive over time while the Lifetime Withdrawal Guarantee Benefit is in effect. We assess the Lifetime Withdrawal Guarantee Benefit charge as a percentage of the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment, without taking into account any purchase payment credits (i.e., credit or bonus payments). The Total Guaranteed Withdrawal Amount is increased by additional purchase payments (up to a maximum benefit amount of $5,000,000). If, however, a withdrawal results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced by an amount equal to the difference between the Total Guaranteed Withdrawal Amount and the Account Balance after the withdrawal (if such Account Balance is lower than the Total Guaranteed Withdrawal Amount).

5% COMPOUNDING INCOME AMOUNT. On each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the tenth Contract Anniversary, the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount are increased by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum benefit amount of $5,000,000). The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount may also be increased by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

REMAINING GUARANTEED WITHDRAWAL AMOUNT. The Remaining Guaranteed Withdrawal Amount is the remaining amount guaranteed to be received over time. The Remaining Guaranteed Withdrawal Amount is calculated in the same manner as the Total Guaranteed Withdrawal Amount, with the exception that all withdrawals (including applicable withdrawal charges) reduce the Remaining Guaranteed Withdrawal Amount, not just withdrawals that exceed the Annual Benefit Payment (as with the Total Guaranteed Withdrawal Amount). The Remaining Guaranteed Withdrawal Amount is also increased by the 5% Compounding Income Amount, as described above.

TAKING YOUR FIRST WITHDRAWAL.

    . If you take your first withdrawal before the date you reach age 59 1/2, we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Balance declines to zero.

    .  If you take your first withdrawal on or after the date you reach age
       59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life, even if your Remaining Guaranteed Withdrawal Amount and/or Account Balance declines to zero.

You should carefully consider when to begin taking withdrawals if you have elected the Lifetime Withdrawal Guarantee Benefit. If you begin withdrawals too soon, your Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount are no longer increased by the 5% annual compounding increase. On the other hand, if you delay taking withdrawals for too long, you may limit the number of payments you receive while you are alive (due to life expectancy), while your beneficiaries, however, will receive the Remaining Guaranteed Withdrawal Amount over time.

At any time during the pay-in phase, you can elect to annuitize under current annuity rates in lieu of continuing the Lifetime Withdrawal Guarantee Benefit. This may provide higher income amounts and/or different tax treatment than the payments received under the Lifetime Withdrawal Guarantee Benefit.

EFFECT OF OUTSTANDING LOANS ON THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REMAINING GUARANTEED WITHDRAWAL AMOUNT. If there is an outstanding loan balance (including loans in default which we cannot offset or collect due to tax restrictions), any additional withdrawals will be treated as withdrawals in excess of the Annual Benefit Payment. In that event, the Total Guaranteed Withdrawal Amount will be reduced. The reduction will be equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Total Guaranteed Withdrawal Amount, no reduction will be made.

In the event an outstanding loan balance is in default and we can withdraw the defaulted amount from your Account Balance, if the amount of the default does not exceed the Annual Benefit Payment, then the Total Guaranteed Withdrawal Amount will not be decreased. If the amount of the default exceeds the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced. The reduction will be equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Total Guaranteed Withdrawal Amount, no reduction will be made.

Also, an additional reduction will be made to the Remaining Guaranteed Withdrawal Amount. This additional reduction will be equal to the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Remaining Guaranteed Withdrawal Amount, no reduction will be made.

ANNUAL BENEFIT PAYMENT. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate. If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 5% compounding amount, the Automatic Annual Step-Up, or withdrawals greater than the Annual Benefit Payment), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate.

It is important that you carefully manage your annual withdrawals. To ensure that you retain the full guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. If a withdrawal charge does apply, the charge is not included in the amount withdrawn for the purpose of calculating whether annual withdrawals during a Contract Year exceed the Annual Benefit Payment. If a withdrawal from your Contract does result in annual withdrawals during a Contract Year exceeding the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be recalculated and the Annual Benefit Payment will be reduced to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate. In addition, as noted above, if a withdrawal results in cumulative withdrawals for the current Contract Year exceeding the Annual Benefit Payment, the Remaining Guaranteed Withdrawal Amount will also be reduced by an additional amount equal to the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the account value after the withdrawal (if such account value is lower than the Remaining Guaranteed Withdrawal Amount). These reductions in the Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Balance to decline to zero.

You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual

Benefit Payment is 5% of your Remaining Guaranteed Withdrawal Amount, you cannot withdraw 3% in one year and then withdraw 7% the next year without exceeding your Annual Benefit Payment in the second year.

AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the owner's 86th birthday, an Automatic Annual Step-Up will occur, provided that the Account Balance exceeds the Total Guaranteed Withdrawal Amount immediately before the Step-Up (and provided that you have not chosen to decline the Step-Up as described below).

The Automatic Annual Step-Up will:

    . reset the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Balance on the date of the Step-Up, up to a maximum of $5,000,000.

    . reset the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up, and

    . reset the Lifetime Withdrawal Guarantee Benefit charge to the then current charge, up to a maximum of 0.95% for the same optional benefit.

In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current Lifetime Withdrawal Guarantee Benefit charge, you will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in writing at our Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary.

Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing at our Administrative Office that you wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-up may be of limited benefit if you intend to make purchase payments that would cause your Account Balance to approach $5,000,000 because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,000.

REQUIRED MINIMUM DISTRIBUTIONS. You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. After the first Contract Year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. You must be enrolled in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact your Administrative Office.

INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Lifetime Withdrawal Guarantee Benefit, you are limited to allocating your purchase payments and Account Balance among the Fixed Interest Account and the following investment divisions:

1. MetLife Conservative Allocation Investment Division

2. MetLife Conservative to Moderate Allocation Investment Division

3. MetLife Moderate Allocation Investment Division

4. MetLife Moderate to Aggressive Allocation Investment Division

CANCELLATION. You may elect to cancel the Lifetime Withdrawal Guarantee Benefit every fifth Contract Anniversary for the first fifteen Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in writing at our Administrative Office. The cancellation will take effect on the day we receive your request. If cancelled, the Lifetime Withdrawal Guarantee Benefit will terminate, we will no longer deduct the Lifetime Withdrawal Guarantee Benefit charge, and the allocation restrictions described above will no longer apply. The contract, however, will continue.

TERMINATION. The Lifetime Withdrawal Guarantee Benefit will terminate upon the earliest of:

1. The date of a full withdrawal of the Account Balance (A pro rata portion of the annual charge will apply; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of this optional benefit have been met);

2. The date the Account Balance is applied to a pay-out option (A pro-rata portion of the annual charge for this rider will apply);

3. When your Account Balance is not sufficient to pay the charge for this benefit (whatever is available to pay the annual charge for the rider will apply; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of this optional benefit have been met);

4. The date a defaulted loan balance, once offset, causes the Account Balance to reduce to zero;

5. The Contract Owner dies;

6. There is a change in contract owner, for any reason, unless we agree otherwise (A pro-rata portion of the annual charge for this rider will apply);

7. The Deferred Annuity is terminated (A pro-rata portion of the annual charge for this rider will apply) or;

8. Cancellation of this benefit.

The Lifetime Withdrawal Guarantee Benefit may affect the death benefit available under your Contract. If the Owner should die while the Lifetime Withdrawal Guarantee Benefit is in effect, an additional death benefit amount will be calculated under the Lifetime Withdrawal Guarantee Benefit that can be taken in a lump sum. The Lifetime Withdrawal Guarantee Benefit death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals and any outstanding loan balance. If this death benefit amount is greater than the death benefit provided by your Contract, and if withdrawals in each Contract Year did not exceed the Annual Benefit Payment, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

Alternatively, the beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. This death benefit will be paid instead of the applicable contractual death benefit (the basic death benefit, the additional death benefit amount calculated under the Lifetime Withdrawal Guarantee Benefit as described above, or the Annual Step-up Death Benefit, if that benefit had been purchased by the owner). Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. Federal income tax law generally requires that such payments be substantially equal and begin over a period no longer than the beneficiary's remaining life expectancy with payments beginning no later than the end of the calendar year immediately following the year of your death.

We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirement). If you terminate the Lifetime Withdrawal Guarantee Benefit because (1) you make a total withdrawal of your Account Balance;
(2) your Account Balance is insufficient to pay the

Lifetime Withdrawal Guarantee Benefit charge; or (3) the contract owner dies, you may not make additional purchase payments under the Contract.

The Lifetime Withdrawal Guarantee Benefit is available for an additional charge of 0.50% of the Total Guaranteed Withdrawal Amount, deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary. We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance. If an Automatic Annual Step-Up occurs under a Lifetime Withdrawal Guarantee Benefit, we may increase the Lifetime Withdrawal Guarantee Benefit charge to the then current charge for the same optional benefit, but no more than a maximum of 0.95%. If the Lifetime Withdrawal Guarantee Benefit is in effect, the charge will continue even if your Remaining Guaranteed Withdrawal Amount equals zero.

EXAMPLES

The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. The examples do not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. For purposes of the examples, it is assumed that no loans have been taken.

A. Lifetime Withdrawal Guarantee Benefit

    1. When Withdrawals Do Not Exceed the Annual Benefit Payment

Assume that a contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

Assume that $5,000 is withdrawn each year, beginning before the contract owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Guaranteed Total Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Total Guaranteed Withdrawal Amount is depleted, even if the Account Balance is reduced to zero.

If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Balance are reduced to zero.

                                    [CHART]

                    Annual Benefit     Cumulative           Account
                       Payment         Withdrawals          Balance
                    --------------     -----------        -----------
              1        $5,000           $ 5,000           $100,000.00
              2         5,000            10,000             90,250.00
              3         5,000            15,000             80,987.50
              4         5,000            20,000             72,188.13
              5         5,000            25,000             63,828.72
              6         5,000            30,000             55,887.28
              7         5,000            35,000             48,342.92
              8         5,000            40,000             41,175.77
              9         5,000            45,000             34,366.98
             10         5,000            50,000             27,898.63
             11         5,000            55,000             21,753.70
             12         5,000            60,000             15,916.02
             13         5,000            65,000             10,370.22
             14         5,000            70,000              5,101.71
             15         5,000            75,000                 96.62
             16         5,000            80,000                     0
             17         5,000            85,000                     0
             18         5,000            90,000            -13,466.53
             19         5,000            95,000                     0
             20         5,000           100,000                     0




    2. When Withdrawals Do Exceed the Annual Benefit Payment

Assume that a contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Total Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Balance was further reduced to $75,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Account Balance would be reduced to $75,000
- $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 - $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Account Balance, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Account Balance after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% x $65,000 = $3,250.

B. Lifetime Withdrawal Guarantee Benefit -- 5% Compounding Amount

Assume that a contract had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%).

The Total Guaranteed Withdrawal Amount will increase by 5% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).

If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $105,000 ($100,000 x 105%), and the Annual Benefit Payment would increase to $5,250 ($105,000 x 5%).

If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $110,250 ($105,000 x 105%), and the Annual Benefit Payment would increase to $5,513 ($110,250 x 5%).

If the first withdrawal is taken after the 10th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $162,890 (the initial $100,000, increased by 5% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $8,144 ($162,890 x 5%).

               [Lifetime GWB - 5% Compounding Amount CHART]





C. Lifetime Withdrawal Guarantee Benefit -- Automatic Annual Step-Ups and 5% Compounding Amount (No Withdrawals or loans)

Assume that a contract had an initial purchase payment of $100,000. Assume that no withdrawals or loans are taken.

At the first Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $105,000 ($100,000 increased by 5%, compounded annually). Assume the Account Balance has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $105,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

At the second Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $115,500 ($110,000 increased by 5%, compounded annually). Assume the Account Balance has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $115,500 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

Provided that no withdrawals or loans are taken, each year the Total Guaranteed Withdrawal Amount would increase by 5%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $168,852. Assume that during these contract years the Account Balance does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Balance at the ninth Contract Anniversary has increased to $180,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $168,852 to $180,000 and reset the Annual Benefit Payment to $9,000 ($180,000 x 5%).

At the 10th Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $189,000 ($180,000 increased by 5%, compounded annually). Assume the Account Balance is less than $189,000. There is no Automatic Annual Step-Up since the Account Balance is below the Total Guaranteed Withdrawal Amount; however, due to the 5% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $9,450 ($189,000 x 5%).

LIFETIME WITHDRAWAL GUARANTEE BENEFIT--AUTOMATIC ANNUAL STEP-UPS AND 5% COMPOUNDING AMOUNT (NO WITHDRAWALS OR LOANS)

                                    [CHART]



8. Pay-Out Options (or Income Options)

Delete the last sentence in the first paragraph of this section on page 43 and substitute the following:

Additionally, if you have selected the Guaranteed Minimum Income Benefit or Lifetime Withdrawal Guarantee Benefit, annuitizing your contract terminates the rider and any death benefit provided by the rider.

9. Advertising Performance

a. Delete the two sentences in Change in Accumulation/Annuity Unit Value ("Non-Standard Performance") on page 52 (e and e Bonus Class) and page 53 (B, C and L Class) and substitute the following:

  These performance numbers reflect the deduction of the Separate Account charges (with the Basic Death Benefit), the additional Separate Account charge for the American Funds Bond, American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of withdrawal charges, the charge for the Guaranteed Minimum Income Benefit and the charge for the Lifetime Withdrawal Guarantee Benefit. Withdrawal charges would reduce performance experience.

b. Delete the fourth sentence in the paragraph describing performance calculations for certain investment strategies on page 53 (e and e Bonus Class) and page 54 (B, C and L Class) and substitute the following:

The information does not assume the charge for the Guaranteed Minimum Income Benefit or Lifetime Withdrawal Guarantee Benefit.

10. Income Taxes

a. Add as additional paragraphs to the section "Separate Account Charges" on page 61 (e and e Bonus Class ) and page 62 (B, C and L Class):

  GUARANTEED WITHDRAWAL BENEFITS If you have purchased the Lifetime Withdrawal Guarantee Benefit, where otherwise made available, note the following:

  In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

  In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31st must be taken into account in addition to the Account Balance of the Contract.

b. Add as the last bullet point on the top of page 65 (e and e Bonus Class) and page 66 (B, C and L Class):

 . Roth TSA purchase payments are currently not permitted if you elect the Lifetime Withdrawal Guarantee Benefit optional benefit.

MetLife reserves the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

              1600 Division Road        Telephone: (800) 638-7732
              West Warwick, RI 02893

                      METROPOLITAN LIFE INSURANCE COMPANY
                     METROPOLITAN LIFE SEPARATE ACCOUNT E

        METLIFE FINANCIAL FREEDOM SELECT(R) VARIABLE ANNUITY CONTRACTS

                      STATEMENT OF ADDITIONAL INFORMATION

                                FORM N-4 PART B

                                April 30, 2007

   This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Financial Freedom Select Annuity Contracts dated May 1, 2006 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, 1600 Division Road West Warwick, RI 02893.

   A Statement of Additional Information for the Metropolitan Series Fund, Inc. (Metropolitan Fund), the Met Investors Series Trust (Met Investors Fund), the Calvert Social Balanced Portfolio and the American Funds Insurance Series (American Funds) are attached at the end of this Statement of Additional Information.

   Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the section entitled Important Terms You Should Know of the Prospectus for MetLife Financial Freedom Select Variable Annuity Contracts dated April 30, 2007.

                               TABLE OF CONTENTS

                                                                                           PAGE
                                            -                                              ----

Independent Registered Public Accounting Firm.............................................   2

Distribution of Certificates and Interests in the Deferred Annuities......................   2

Experience Factor.........................................................................   4

Variable Income Payments..................................................................   5

Investment Management Fees................................................................   8

Advertisement of the Separate Account.....................................................  14

Voting Rights.............................................................................  17

ERISA.....................................................................................  18

Taxes.....................................................................................  18

Accumulation Unit Value Tables............................................................  26

Financial Statements of Separate Account.................................................. F-1

Financial Statements of MetLife........................................................... F-1

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements of Metropolitan Life Separate Account E and the consolidated financial statements of Metropolitan Life Insurance Company (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for defined benefit pension and other post retirement plans, and for certain non-traditional long duration contracts and separate accounts as required by new accounting guidance which the Company adopted on December 31, 2006, and January 1, 2004, respectively), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

     DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED ANNUITIES

   MetLife is both the depositor and the underwriter (issuer) of the annuities.

   On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company ("MLIDC") will become the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers. MLIDC does not retain any fees under the Deferred Annuities.

   MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

   Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Deferred Annuity. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of the NASD. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities are also may be sold through the mail or over the Internet.

   There is no front-end sales load deducted from purchase payments to pay sales commissions. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.

   Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0.75% to 9% (depending on the class purchased) of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0.25% to 1.00% (depending on the class purchased) of the Account Balance each year that the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the

Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based upon the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

   Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

   Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

   Our sales representatives and their managers may be eligible non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

   MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated and unaffiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that MSI pays with respect to sales made through MetLife representatives. The total compensation includes payments that we make to our business unit or the business unit of our affiliate that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold. These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

   MLIDC may also enter into preferred distribution arrangements with certain affiliated selling firms such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the selling firm provides in connection with the distribution of the Contracts.

   MetLife paid commissions to unaffiliated brokers for the years 2004, 2005 and 2006, respectively, of approximately $204,139, $288,196.05 and $227,254.32.
The amount of commissions we retained in 2004, 2005 and 2006, respectively, was approximately $223,872, $206,537.39 and $154,216.88.

   From time to time, MSI pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MSI and may include other forms of compensation to organizations, including: funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, MSI hires the organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their member hold in the Contract. MSI also retains finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Deferred Annuities.

   The offering of all Deferred Annuities is continuous. Owners under Deferred Annuities may not be offered all investment choices. Each Contract will indicate those investment choices available under the Deferred Annuity.

                               WITHDRAWAL CHARGE

   The total amount of withdrawal charges paid and retained by MetLife for the years ended December 31, 2004,2005 and 2006 were $63,338.10, $296,721.58 and
$508,044.20 respectively.

                               EXPERIENCE FACTOR

   We use the term "experience" factor to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity. Below is a chart of the daily factors for each class of the Deferred Annuity and the various death benefits.

   Separate Account Charges for all investment divisions except the American Funds Growth-Income, the American Funds Growth and the American Funds Global Small Capitalization (Daily Factor)

                                                                                     EBONUS CLASS
                                          B CLASS    C CLASS    L CLASS    E CLASS   (YEARS 1-7)*
                                         ---------- ---------- ---------- ---------- ------------
Standard Death Benefit.................. .000031507 .000039726 .000035616 .000013699  .000026027
Annual Step Up Death Benefit............ .000034247 .000042466 .000038356 .000016438  .000028767

   Separate Account Charges for the American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization Investment Divisions (Daily Factor)

                                                                                     BONUS CLASS
                                          B CLASS    C CLASS    L CLASS    E CLASS   (YEARS 1-7)*
                                         ---------- ---------- ---------- ---------- ------------
Standard Death Benefit.................. .000038356 .000046575 .000042466 .000020548  .000032877
Annual Step Up Benefit.................. .000041096 .000049315 .000045205 .000023288  .000035616

--------
* Applies only for the first seven years; Separate Account charges are reduced after seven years to those of eClass.

                           VARIABLE INCOME PAYMENTS

                        ASSUMED INVESTMENT RETURN (AIR)

   The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

                           AMOUNT OF INCOME PAYMENTS

   The cash you receive periodically from an investment division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

   The Deferred Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

   The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

   Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure that, at retirement, if the Fixed Income Option purchase rates for contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the annuitant will be given the benefit of the higher rates. Although guaranteed annuity rates for the eBonus Class are the same as for the other classes of the Deferred Annuity, current rates for the eBonus Class may be lower than the other classes of the Deferred Annuity and may be less than currently issued contract rates.

                              ANNUITY UNIT VALUE

   The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See The Value of Your Income Payment in the Prospectus.)

                            REALLOCATION PRIVILEGE

   When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

  . First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

  . Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

  . Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

  . Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

   When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

   You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

   Here are examples of the effect of a reallocation on the income payment:

  . Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

  . Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

                      CALCULATING THE ANNUITY UNIT VALUE

   We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the Valuation Period. We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

   To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Deferred Annuity and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

   The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

         1. Annuity Unit Value, beginning of period........ $ 10.20000
         2. Experience factor for period...................   1.023558
         3. Daily adjustment for 4% of Assumed Investment
           Return..........................................  .99989255
         4. (2) X (3)......................................   1.023448
         5. Annuity Unit Value, end of period (1) X (4).... $ 10.43917

                       ILLUSTRATION OF ANNUITY PAYMENTS
(ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                                  THE PAYOUT)
          ANNUITANT AGE 65, LIFE ANNUITY WITH 120 PAYMENTS GUARANTEED

         1. Number of Accumulation Units as of Annuity Date   1,500.00
         2. Accumulation Unit Value........................ $ 11.80000
         3. Accumulation Unit Value of the Deferred
           Annuity (1) X (2)............................... $17,700.00
         4. First monthly income payment per $1,000 of
           Accumulation Value.............................. $     5.63
         5. First monthly income payment (3) X (4) / 1,000. $    99.65
         6. Annuity Unit Value as of Annuity Date equal to. $ 10.80000
         7. Number of Annuity Units (5) / (6)..............     9.2269
         8. Assume Annuity Unit Value for the second month
           equal to (10 days prior to payment)............. $ 10.97000
         9. Second monthly Annuity Payment (7) X (8)....... $   101.22
         10. Assume Annuity Unit Value for third month
           equal to........................................ $ 10.52684
         11. Next monthly Annuity Payment (7) X (10)....... $    97.13

                    DETERMINING THE VARIABLE INCOME PAYMENT

   Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower first variable income payment, but variable income payments will increase more rapidly or decline more slowly due to investment performance of the investment divisions.

                          INVESTMENT MANAGEMENT FEES

                               METLIFE ADVISERS

   Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers, the investment manager of the Metropolitan Fund, an investment management fee.

   The following table shows the fee schedules for the investment management fees for the Metropolitan Fund as a percentage per annum of the average net assets for each Portfolio:

                                              ANNUAL      AVERAGE DAILY NET
   PORTFOLIO                              PERCENTAGE RATE ASSET VALUE LEVELS
   -------------------------------------- --------------- ------------------
   BlackRock Strategic Value                   .85%       First $500 million
                                               .80%       Next $500 million
                                               .75%       Over $1 billion
   BlackRock Bond Income                       .40%       First $1 billion
                                               .35%       Next $1 billion
                                               .30%       Next $1 billion
                                               .25%       Over $3 billion
   BlackRock Diversified                       .50%       First $500 million
                                               .45%       Next $500 million
                                               .40%       Over $1 billion
   BlackRock Legacy Large Cap Growth/(a)/      .73%       First $1 billion
                                               .65%       Over $1 billion
   BlackRock Large Cap Value                   .70%       First $250 million
                                               .65%       Next $500 million
                                               .60%       Over $750 million
   BlackRock Money Market                      .35%       First $1 billion
                                               .30%       Next $1 billion
                                               .25%       Over $2 billion
   Davis Venture Value/(e)/                    .75%       First $1 billion
                                               .70%       Next $2 billion
                                               .65%       Over $3 billion
   FI Large Cap                                .80%       First $250 million
                                               .75%       Next $500 million
                                               .70%       Over $750 million
   FI Mid Cap Opportunities                    .75%       First $100 million
                                               .70%       Next $400 million
                                               .65%       Over $500 million
   FI Value Leaders                            .70%       First $200 million
                                               .65%       Next $300 million
                                               .60%       Next $1.5 billion
                                               .55%       Over $2 billion
   Franklin Templeton Small Cap Growth         .90%       First $500 million
                                               .85%       Over $500 million
   Harris Oakmark Focused Value/(i)/           .75%       First $1 billion
                                               .70%       Next $1.5 billion
                                               .675%      Next $2.5 billion
                                               .65%       Over $5 billion
   Harris Oakmark Large Cap Value/(j)/         .75%       First $250 million
                                               .70%       Next $2.25 billion
                                               .675%      Next $2.5 billion
                                               .65%       Over $5 billion

                                                   ANNUAL      AVERAGE DAILY NET
PORTFOLIO                                      PERCENTAGE RATE ASSET VALUE LEVELS
---------------------------------------------- --------------- ------------------
Lehman Brothers Aggregate Bond Index                .25%       All Assets
Loomis Sayles Small Cap                             .90%       First $500 million
                                                    .85%       Over $500 million
MetLife Aggressive Allocation Portfolio/(b)/        .10%       First $500 million
                                                    .075%      Next $500 million
                                                    .05%       Over $1 billion
MetLife Conservative Allocation Portfolio/(b)/      .10%       First $500 million
                                                    .075%      Next $500 million
                                                    .05%       Over $1 billion
MetLife Conservative to Moderate Allocation         .10%       First $500 million
  Portfolio/(b)/                                    .075%      Next $500 million
                                                    .05%       Over $1 billion
MetLife Mid Cap Stock Index                         .25%       All Assets
MetLife Moderate Allocation Portfolio/(b)/          .10%       First $500 million
                                                    .075%      Next $500 million
                                                    .05%       Over $1 billion
MetLife Moderate to Aggressive Allocation           .10%       First $500 million
  Portfolio/(b)/                                    .075%      Next $500 million
                                                    .05%       Over $1 billion
MetLife Stock Index                                 .25%       All Assets
MFS Total Return/(h)/                               .60%       First $250 million
                                                    .55%       Next $500 million
                                                    .50%       Over $750 million
Morgan Stanley EAFE Index                           .30%       All Assets
Neuberger Berman Mid Cap Value/(k)/                 .65%       First $1 billion
                                                    .60%       Over $1 billion
Russell 2000 Index                                  .25%       All Assets
T. Rowe Price Large Cap Growth/(c)/                 .65%       First $50 million
                                                    .60%       Over $50 million
T. Rowe Price Small Cap Growth                      .55%       First $100 million
                                                    .50%       Next $300 million
                                                    .45%       Over $400 million
Western Asset Management Strategic Bond             .65%       First $500 million
  Opportunities/(f)/                                .55%       Over $500 million
Western Asset Management U.S. Government/(g)/       .55%       First $500 million
                                                    .45%       Over $500 million

(a) Prior to May 1, 2004, the advisory fee payable by BLACKROCK LEGACY LARGE CAP GROWTH was at the annual rate of 0.75% of the first $1 billion of the Portfolio's average daily net assets and 0.70% of such assets in excess of $1 billion.
(b) Prior to November 9, 2006, the advisory fee rate for each ASSET ALLOCATION PORTFOLIO was at the annual rate of 0.10% of the Portfolio's average daily net assets. In addition to the advisory fees set out above for each ASSET ALLOCATION PORTFOLIO, MetLife Advisers receives advisory fees as investment adviser to the Underlying Portfolios of the Fund in which an ASSET ALLOCATION PORTFOLIO invests.
(c) Prior to August 5, 2004, the advisory fee rate for T. ROWE PRICE LARGE CAP GROWTH was at the annual rate of 0.70% of the first $50 million of the Portfolio's average daily net assets and 0.60% of such assets over $50 million.
(e) Prior to November 9, 2006, the advisory fee rate for DAVIS VENTURE VALUE was at the annual rate of 0.75% of the first $1 billion of the Portfolio's average daily net assets, 0.70% of the next $2 billion and 0.675% of such assets over $3 billion.

(f) Prior to November 4, 2005, the advisory fee rate for WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES was at the annual rate of 0.65% of the Portfolio's average daily net assets.
(g) Prior to November 4, 2005, the advisory fee rate for WESTERN ASSET MANAGEMENT U.S. GOVERNMENT was at the annual rate of 0.55% of the Portfolio's average daily net assets.
(h) Prior to May 1, 2006, the advisory fee rate for MFS TOTAL RETURN was at the annual rate of 0.50% of the Portfolio's average daily net assets.
(i) Prior to January 1,2007, the advisory fee rate for HARRIS OAKMARK FOCUSED VALUE was at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% of such assets over $1 billion.
(j) Prior to January 1, 2007, the advisory fee rate for HARRIS OAKMARK LARGE CAP VALUE was at the annual rate of 0.75% of the first $250 million of the Portfolio's average daily net assets and 0.70% of such assets over $250 million.
(k) Prior to November 9, 2006 the advisory fee rate for NEUBERGER BERMAN MID CAP VALUE was at the annual rate of 0.70% of the first $100 million of the Portfolio's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $500 million, 0.625% of the next $750 million and 0.60% of such assets over $1.6 billion

   MetLife Advisers pays the following entities for providing services as sub-investment manager of the Metropolitan Fund Portfolio(s) indicated below. These fees are solely the responsibility of MetLife Advisers.

             SUB-INVESTMENT MANAGER           PORTFOLIO(S)
             -------------------------- -------------------------
             MetLife Investment
               Advisors Company, LLC
               ("MLIAC")                MetLife Stock Index
                                        Lehman Brothers(R)
                                        Aggregate Bond Index
                                        Russell 2000(R) Index
                                        Morgan Stanley EAFE(R)
                                        Index
                                        MetLife Mid Cap Stock
                                        Index
             BlackRock Advisors Inc.    BlackRock Bond Income
                                        BlackRock Large Cap Value
                                        BlackRock Legacy Large
                                        Cap Growth
                                        BlackRock Strategic Value
                                        BlackRock Money Market
             T. Rowe Price Associates,  T. Rowe Price Small Cap
               Inc.                     Growth
                                        T. Rowe Price Large Cap
                                        Growth
             Harris Asociates, L.P.     Harris Oakmark Large Cap
                                        Value
                                        Harris Oakmark Focused
                                        Value
             Neuberger Berman           Neuberger Berman Mid Cap
               Management, Inc.         Value
             Franklin Advisers, Inc.    Franklin Templeton Small
                                        Cap Growth
             Western Asset Management   Western Asset Management
               Asset Management Company U.S. Government
                                        Western Asset Management
                                        Strategic Bond
                                        Opportunities
             Massachusetts Financial
               Services Company         MFS(R) Total Return
             Davis Selected Advisors,
               L.P.                     Davis Venture Value
             Loomis Sayles & Company,
               L.P.                     Loomis Sayles Small Cap
             Fidelity Management &
               Research Company         FI Large Cap
                                        FI Value Leaders
                                        FI Mid Cap Opportunities

   MetLife Advisers has hired Standard & Poor's(R) Investment Advisory Services, LLC ("SPIAS") to provide research and consulting services with respect to the periodic asset allocation targets for the MetLife Conservative Allocation, the MetLife Conservative to Moderate Allocation, the MetLife Moderate Allocation, the MetLife Moderate to Aggressive Allocation and the MetLife Aggressive Allocation Portfolios and to investments in the underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

                         MET INVESTORS ADVISORY CORP.

   Met Investors LLC, a MetLife affiliate and the investment manager of Met Investors Fund, has overall responsibility for the general management and administration of all of the Met Investors Fund Portfolios.

   As compensation for its services to the Met Investor Fund Portfolios, Met Investors Advisory LLC receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The investment management fees for each Portfolio are:

PORTFOLIO                                                  ADVISORY FEE
-------------------------------- ----------------------------------------------------------------
PIMCO Total Return               0.50%

RCM Technology                   0.90% of first $500 million of such assets plus
                                 0.85% of such assets over $500 million

T. Rowe Price Mid-Cap Growth     0.75%

MFS(R) Research International    0.80% of first $200 million of such assets plus
                                 0.75% of such assets over $200 million up to $500 million plus
                                 0.70% of such assets over $500 million up to $1 billion plus
                                 0.65% of such assets over $1 billion

PIMCO Inflation Protected Bond   0.50%

Cyclical Growth ETF              0.45% First $300 Million,
                                 0.43% $300 Million to $600 Million,
                                 0.40% Over $600 Million

Cyclical Growth and Income ETF   0.45% First $300 Million,
                                 0.43% $300 Million to $600 Million,
                                 0.40% Over $600 Million

Lord Abbett Bond Debenture       0.60% of first $250 million of such assets plus
                                 0.55% of such assets over $250 million up to $500 million plus
                                 0.50% of such assets over $500 million up to $1 billion plus
                                 0.45% of such assets over $1 billion

Lazard Mid-Cap                   0.70% of first $500 million of such assets plus
                                 0.675% of such assets over $500 million up to $1 billion plus
                                 0.60% of such assets over $1 billion

Met/AIM Small Cap Growth         0.90% of first $500 million of such assets plus
                                 0.85% of such assets over $500 million

Harris Oakmark International     0.85% of first $100 million of such assets plus
                                 0.80% of such assets over $100 million up to $1 billion plus
                                 0.75% of such assets over $1billion

Neuberger Berman Real Estate     0.70% of first $200 million of such assets plus
                                 0.65% of such assets over $200 million up to $750 million plus
                                 0.55% of such assets over $750 million

Oppenheimer Capital Appreciation 0.65% of first $150 million of such assets plus
                                 0.625% of such assets over $150 million up to $300 million plus
                                 0.60% of such assets over $300 million up to $500 million plus
                                 0.55% of such assets over $500 million
                                 when average monthly net assets exceed $1 billion, a discount of
                                 2.5% will be applied to the Portfolio's total conversion fees in that month

Third Avenue Small Cap Value     0.75% of first $1 billion of such assets plus
                                 0.70% of such assets over $1 billion
                                 BlackRock Large-Cap Core

BlackRock Large-Cap Core         0.775% of first 250 million of such assets plus
                                 0.750% of such assets over $250 million up to $500 million plus
                                 0.725% of such assets over $500 million up to $1 billion plus
                                 0.700% on such assets over $1 billion up to $2 billion plus
                                 0.650% of such assets over $2 billion

Janus Forty                      0.65% on first $1 billion of such assets plus
                                 0.60% of such assets over $1 billion.

   Met Investors Advisory LLC pays each Met Investors Fund Portfolios' sub-investment manager a fee based on the Portfolio's average daily net assets. These fees are solely the responsibility of Met Investors Advisory LLC.

   Massachusetts Financial Services Company is the sub-investment manager to the MFS(R) Research International Portfolios. Pacific Investment Management Company, LLC is the sub-investment manager to PIMCO Total Return Portfolio and the PIMCO Inflation Protected Bond Portfolio. RCM Capital Management LLC is the sub-investment manager to the RCM Global Technology Portfolio. Janus Capital Management is the sub-investment manager of Janus Forty Portfolio.

   Lord Abbett & Co. is the sub-investment manager to the Lord Abbett Bond Debenture Portfolio. Harris Associates L.P. is the sub-investment manager to the Harris Oakmark International Portfolio. AIM Capital Management, Inc. is the investment manager to the Met/AIM Small Cap Growth Portfolio. OppenheimerFunds, Inc. is the sub-investment manager to the Oppenheimer Capital Appreciation Portfolio. Third Avenue Management LLC is the sub-investment manager to the Third Avenue Small Cap Value Portfolio. Neuberger Berman Management Incorporated is the sub-investment manager to the Neuberger Berman Real Estate Portfolio. Lazard Asset Management LLC is the sub-investment manager to the Lazard Mid Cap Portfolio. Gallatin Asset Management, Inc., a wholly-owned subsidiary of A.G. Edwards, Inc., is the investment manager for the Cyclical Growth ETF and the Cyclical Growth and Income ETF Portfolios. BlackRock Advisors Inc. is the sub-investment manager of BlackRock Large-Cap Core Portfolio.

                    CAPITAL RESEARCH AND MANAGEMENT COMPANY

   As compensation for its services, Capital Research and Management Company, the American Funds' investment manager, receives a monthly fee which is accrued daily, calculated at the annual rate of:

   AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND: 0.80% of first $600 million of net assets, plus 0.74% on assets in excess of $600 million but not exceeding $1 billion, plus 0.70% on net assets greater than $1 billion but not exceeding $2 billion, plus 0.67% on net assets in excess of $2 billion;

   AMERICAN FUNDS GROWTH FUND: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1 billion, plus 0.42% on net assets greater than $1 billion but not exceeding $2 billion, plus 0.37% on net assets greater than $2 billion but not exceeding $3 billion, plus 0.35% on net assets greater than $3 billion but not exceeding $5 billion, plus 0.33% on net assets greater than $5 billion but not exceeding $8 billion, plus 0.315% on net assets greater than $8 billion but not exceeding $13 billion, plus 0.30% on net assets greater than $13 billion but not exceeding $21 billion, plus 0.29% on net assets greater than $21 billion but not exceeding $27 billion, plus 0.285% on net assets in excess of $27 billion;

   AMERICAN FUNDS GROWTH-INCOME FUND: 0.50% of first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4 billion, plus 0.285% on net assets greater than $4 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets greater than $10.5 billion but not exceeding $13 billion, plus 0.235% on net assets greater than $13 billion but not exceeding $17 billion, plus 0.23% on net assets greater greater than $17 billion but not exceeding $21 billion, plus 0.225% on net assets greater than $21 billion but not exceeding $27 billion, plus 0.222% on net assets in excess of $27 billion; and

   AMERICAN FUNDS BOND FUND: 0.48% of the first $600 million of net assets, plus 0.44% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.40% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.38% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.36% on net assets in excess of $3.0 billion.

                                    CALVERT

   The Calvert Social Balanced Portfolio pays Calvert, the Calvert Social Balanced Portfolio's investment manager, a base monthly management fee equivalent to an annual rate of 0.425% of the Portfolio's average daily net assets.

   Calvert pays sub-investment management fees to Brown Capital Management, Inc., and SSgA Funds Management, Inc. These fees are solely the responsibility of Calvert, not of the Calvert Social Balanced Portfolio.

   The Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds prospectuses are attached at the end of the MetLife Financial Freedom Select Variable Annuity Prospectus.

                     ADVERTISEMENT OF THE SEPARATE ACCOUNT

   From time to time we advertise the performance of various Separate Account investment divisions. For the investment divisions, this performance will be stated in terms of either "yield", "change in Accumulation Unit Value", "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements state the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2[(a-b/cd+ 1)/6/-1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. We also quote yield on a seven day basis for the money market division. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an investment division has been in operation, expressed as a percentages and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV\1\,/UV\0\)/(annualization factor)/]-1, where UV, represents the current unit value and UV\0\ represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Yield and change in Accumulation Unit Value figures do not reflect the possible imposition of a withdrawal charge for the Deferred Annuities, of up to 9% (generally) of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable withdrawal charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1 + T)/n/ = ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various Deferred Annuities as a result of different Separate Account charges and withdrawal charges.

   Average Annual total return ("Standard Performance") calculations reflect the Separate Account charge with the Standard Death Benefit, the additional Separate Account charge for the American Funds investment divisions and the Annual Contract Fee and applicable withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or Predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity.

   Performance may be calculated based upon historical performance of the underlying Portfolios of the Metropolitan Fund, Met Investors Fund, the Calvert Fund and American Funds and may assume that the Deferred Annuities were in existence prior to their inception date. After the investment division inception date, actual accumulation unit or annuity unit data is used.

   Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000(R) Index, the Russell Mid Cap Growth Index, the Russell 2500(TM) Growth Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000(R) Growth Index, the Lehman Brothers(R) Aggregate Bond Index, the Lehman Brothers(R) Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index, the Salomon Smith Barney World Small Cap Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

   Performance may be shown for certain investment strategies that are made available under the Deferred Annuities. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to an investment division. The second strategy is the "Index Selector/SM/". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account (or, if the models are available where the Fixed Interest Account is not made available, the BlackRock Money Market Division) in order to bring the percentage of the total Account Balance in each of these investment divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

   An Equity Generator Return or Index Selector Return for a model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The Return in each case will assume that no withdrawals or other unrelated transactions have occurred. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charges for the Guaranteed Minimum Income Benefit. We may also show Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

   For purposes of presentation of Non-Standard Performance, we may assume the Deferred Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund, the Calvert Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and that investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.

   We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the terms between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

   Past performance is no guarantee of future results.

   We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

   We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

   We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

   We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

   Any illustration should not be relied on as a guarantee of future results.

                                 VOTING RIGHTS

   In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.

   Accordingly, you have voting interests under all the Deferred Annuities described in the Prospectus. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

   Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or deferred annuities (including all the Deferred Annuities described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instruction are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

   Qualified retirement plans do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account investment division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

   You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity, in your sole discretion.

   You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

                       DISREGARDING VOTING INSTRUCTIONS

   MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies for any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Met Investors Fund's, the Calvert Fund's or American Funds' boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

   In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

                                     ERISA

   If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights as described below.

   Generally, the spouse must give qualified consent whenever you elect to:

      a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

      b. make certain withdrawals under plans for which a qualified consent is required;

      c. name someone other than the spouse as your beneficiary;

      d. use your accrued benefit as security for a loan exceeding $5,000.

   Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.

   If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

                                     TAXES

                                    GENERAL

   Federal tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant adverse tax consequences and penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

   In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Deferred Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

                              DEFERRED ANNUITIES

   Generally, all contributions under the Deferred Annuities will be made on a "before tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. To the extent contributions to your annuity were not subject to Federal income tax, withdrawals of these contributions will be subject to Federal income taxes. Earnings under your annuity are generally subject to income tax when distributed.

   TSA Annuities. These fall under section 403(b) of the Code that provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under section 501(c)(3) of the Code.

   Except for the TSA Annuity under which the employer retains all rights on behalf of participants, your employer buys the Annuity for you although you, as the participant, then own it. The Code limits the amount of purchase payments that can be made. Purchase payments over this amount may be subject to adverse tax consequences. Special rules apply to the withdrawal of excess contributions. Withdrawals before age 59 1/2 are prohibited except for (a) amounts contributed to or earned under your Section 403(b) arrangement before January 1, 1989 that were either paid into or earned under the Annuity or later transferred to it in a manner satisfying applicable Code requirements (withdrawals are deemed to come first from pre-1989 money that is not subject to these restrictions, until all of such money is withdrawn); (b) tax-free transfers to other Section 403(b) funding vehicles or any other withdrawals that are not "distributions" under the Code; (c) amounts that are not attributable to salary reduction elective deferral contributions (i.e., generally amounts not attributable to a participant's pre- tax contributions and their earnings); (d) after a participant dies, separates from service or becomes disabled (as defined in Code); (e) in the case of financial hardship (as defined in the Code) but only purchase payments may be withdrawn for hardship, not earnings; or (f) under any other circumstances as the Code allows. Special withdrawal restrictions under Section 403(b)(7)(A)(ii) of the Code apply to amounts that had once been invested in mutual funds custodial arrangements even after such amounts are transferred to a Annuity.

   Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) requirement that there be a written plan document in addition to the annuity contract or
Section 403(b) (7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts, and (c) new restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

   The proposed regulations will generally not be effective until taxable years beginning after December 31, 2005 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

   In general, contributions to Section 403(b) arrangements are subject to limitations under Section 415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

   These contributions (as well as any other salary reduction contributions to qualified plans of an employer), are also subject to the aggregate annual limitation under section 402 (g) of the Internal Revenue Code as shown below:

      FOR TAXABLE YEARS BEGINNING IN CALENDAR YEAR APPLICABLE DOLLAR LIMIT
      -------------------------------------------- -----------------------
                  2007 and thereafter.............         $15,500

   The Applicable Dollar Limit under Section 402(g) is increased for eligible participants in the amount of the permissible age 50 and above catch up contributions for the year, which cannot exceed $5000 for 2006 and thereafter, regardless of the number of plans in which the employee participates.

   Taxable withdrawals (other than tax-free transfers) that are allowed before age 59 1/2 are subject to an additional 10% tax penalty on the taxable portion of the withdrawal. This penalty does not apply to withdrawals (1) paid to a beneficiary or participant's estate after the participant's death; (2) due to permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of the participant or the participant and another person named by the participant where such payments begin after separation from service; (4) made to the participant after the participant separates from service with the employer after age 55; (5) made to the participant on account of deductible medical expenses (whether or not the participant actually itemizes deductions);
(6) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse); (7) of excess matching employer contributions made to eliminate discrimination under the Code; (8) timely made to reduce an elective deferral as allowed by the Code; or (9) after December 31, 1999 for IRS levies. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under Section 72(t) of the Code and thus not be subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before the later of age 59 1/2 or five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal Program payment.

   Withdrawals may be transferred to another section 403(b) funding vehicle or (for eligible rollover distributions) to an IRA or to another eligible qualified retirement plan as defined by the Code without Federal tax consequences if Code requirements are met. The Annuity is not forfeitable and may not be transferred. Generally, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, your entire interest in the Annuity must be withdrawn or begun to be withdrawn by April 1 of the calendar year following the later of: the year in which the participant reaches age 70 1/2 or, to the extent permitted under your plan or Contract, the year in which the participant retires. A tax penalty of 50% applies to withdrawals which should have been made but were not. Specific rules apply to the timing and calculation of these withdrawals. Other rules apply to how rapidly withdrawals must be made after the participant's death. Generally, when the participant dies, we must make payment of your entire remaining interest under the Annuity over a period and in a manner allowed by the Code and regulations. If the participant's spouse is the beneficiary, payments may be made over the spouse's lifetime or over a period not beyond the spouse's life expectancy starting by December 31 of the year in which the participant would have reached age 70 1/2. If the Annuity is subject to the Retirement Equity Act because it is part of a plan subject to ERISA, the participant's spouse has certain rights which may be waived with the written consent of the spouse. The IRS allows you to aggregate the amount to be withdrawn from each TSA Annuity you own and to withdraw this amount in total from any one or more of the TSA Deferred Annuities you own.

   New rules effective for the 2006 distribution year, require that the interest in the Deferred Annuity subject to the minimum distribution requirements includes the value of all benefits (e.g. minimum death benefits) in addition to the account value. These rules are not entirely clear, consult your own tax advisor.

   The portion of a distribution from a TSA Deferred Annuity to the participant or the participant's spouse (if she/he is the beneficiary) that is an "eligible rollover distribution," as defined in the Code, is subject to 20% mandatory Federal income tax withholding unless the participant directs the trustee, insurer or custodian of the plan to transfer all or any portion of his/her taxable interest in such plan to the trustee, insurer or custodian of an eligible retirement plan as defined under section 402(c)(8) of the Code. An eligible rollover distribution generally is the taxable portion of any TSA Deferred Annuity, except the following: (a) a series of substantially equal periodic payments over the life (or life expectancy) of the participant; (b) a series of substantially equal periodic payments over the lives (or joint life expectancies) of the participant and his/her beneficiary; (c) a series of substantially equal periodic payments over a specified period of at least ten years; (d) a minimum distribution required during the participant's lifetime or the minimum amount to be paid after the participant's death; (e) refunds of excess contributions to the plan described in section 401(k) of the Code for corporations and unincorporated businesses; (f) certain loans treated as distributions under the Code; (g) the cost of life insurance coverage which is includible in the gross income of the plan participant; (h) certain withdrawals on account of financial hardship and (i) any other taxable distributions from any of these plans which are not eligible rollover distributions.

   For certain distributions after December 31, 2001, the otherwise non-taxable portion of the distribution may be an eligible rollover distribution if directly transferred or rolled over to an IRA or if directly transferred to another 403(b) plan which agrees to accept and separately account for it.

   All taxable distributions from TSA Deferred Annuities that are not eligible rollover distributions will be subject to Federal income tax withholding, unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and Regulations thereunder at the time of payment.

   Effective March 28th 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

   Each type of annuity is subject to various tax limitations. Typically, the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the annuities before withdrawals must begin. A 10% tax penalty applies to certain taxable withdrawals from the annuity (or in some cases from the plan or arrangement that purchased the annuity) before you are age 59 1/2.

   In general, income payments will meet minimum distribution requirements under the tax law where the payments are non-increasing, made at least annually, and are payable over your lifetime (or a period not exceeding your life expectancy), or over the joint lives of you and the designated beneficiary (or over a period not exceeding the life expectancies of you and the designated beneficiary).

   Under final income tax regulations, distributions under an income annuity may increase because the amount of the payments vary with the investment performance of the underlying assets or because of actuarial gains. Additionally, withdrawals and commutations may be allowed in certain circumstances. It is not clear whether your income annuity will satisfy minimum distribution rules. Consult your tax advisor prior to purchase.

   If you intend to choose a pay-out annuity which is payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax.

   The rules for minimum distribution are very complex and you should consult your own tax advisor as to their applicability to the Deferred Annuity and the tax consequences of transferring money between investment divisions or between investment divisions and the Fixed Income Option.

   If your benefit under a plan subject to the Retirement Equity Act (REA) is worth more than $5,000, the Code requires that your income payments protect your spouse if you die before you receive any income payments under the annuity or if you die while income payments are being made. If your annuity is subject to the REA, your spouse has certain rights which may be waived with the written consent of your spouse. Waiving these requirements will cause your initial monthly benefit to increase.

   The rules as to what payments are subject to this provision are complex. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

   403(a) Annuities. The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

   The Code limits the amount of contributions and distributions that may be made under 403(a) plans. Excess contributions are subject to a 10% penalty. Taxable withdrawals before age 59 1/2 may be subject to a 10% tax penalty. Any amounts distributed under the 403(a) Annuities are generally taxed according to the rules described under Section 72 of the Code. Under rules similar to those described later for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, withdrawals of your entire interest under the Annuity must be made or begun to be made no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or Contract, the year you retire. Also, when you die, the entire remaining interest in the plan generally must be paid over a period and in a manner as allowed by the Code and regulations. The minimum distribution rules for 403(a) Annuities are similar to those rules summarized for TSAs.

   If your benefit under the 403(a) plan is worth more than $5,000, the Code requires that your annuity protect your spouse if you die before you receive any payments under the annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime. Special rules apply to the withdrawal of excess contributions.

                   SIMPLE IRAS ELIGIBILITY AND CONTRIBUTIONS

   To be eligible to establish a SIMPLE IRA plan, your employer must have no more than 100 employees and the SIMPLE IRA plan must be the only tax qualified retirement plan maintained by your employer. Many of the same tax rules that apply to Traditional IRAs also apply to SIMPLE IRAs. However, the contribution limits, premature distribution rules, and rules applicable to eligible rollovers and transfers differ as explained below.

   If you are participating in a SIMPLE IRA plan you may generally make contributions which are excluded from your gross income under a qualified salary reduction arrangement on a pre-tax basis of up to the limits in the table shown below.

                              CONTRIBUTION LIMIT FOR "CATCH-UP" FOR TAXPAYERS
   FOR TAX YEARS BEGINNING IN TAXPAYERS UNDER AGE 50     AGE 50 AND OLDER
   -------------------------- ---------------------- ------------------------
      2007 and thereafter....        $10,500                  $2,500

   Note: the Contribution limit above will be adjusted for inflation in years 2007.

   These contributions (as well as any other salary reduction contributions to qualified plans of an employer), are also subject to the aggregate annual limitation under section 402 (g) of the Internal Revenue Code as shown below:

      FOR TAXABLE YEARS BEGINNING IN CALENDAR YEAR APPLICABLE DOLLAR LIMIT
      -------------------------------------------- -----------------------
                  2007 and thereafter.............         $15,500

   The Applicable Dollar Limit under Section 402(g) is increased for eligible participants in the amount of the permissible age 50 and above catch up contributions for the year, which cannot exceed $5000 for 2006 and thereafter, regardless of the number of plans in which the employee participates.

   You may also make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA.

   You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans.

   ROLLOVERS Tax-free rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, tax-free rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account a qualified employer plan a section 403(a) plan, 403(b) annuity, or a 457(b) plan maintained by a government employer, as well as into another SIMPLE IRA or eligible retirement plan, as well as into another SIMPLE IRA.

   In order to be a tax-free rollover from your SIMPLE IRA, the money must generally be transferred into the new SIMPLE IRA (or after two years into a Traditional IRA or eligible retirement plan) within 60 days of the distribution.

   The rollover is "tax-free" in that no income tax will be due on account of the distribution or transfer. The funds rolled over, in addition to any annual contributions made to the new IRA or eligible retirement plan and any earnings thereon are ultimately taxed when they are distributed from the new IRA or eligible retirement plan.

   Taxable withdrawals (other than tax-free transfers or "rollovers" to other individual retirement arrangements) before age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; (4) to pay deductible medical expense; (5) to enable certain unemployed persons to pay medical insurance premiums; (6) to pay for qualified higher education expenses; (7) for qualified first time home purchases; or (8) made after December 31, 1999 for IRS levies. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under Section 72(t) of the Code and thus not subject to the 10% tax penalty, any modification to your Systematic Withdrawal Program payments before the later of age 591/2 or five years after beginning substantially equal periodic payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal payments.

   In the case of the premature distributions from a SIMPLE IRA, the tax penalty is increased to 25% during the first two years of participation in a SIMPLE IRA.

   Minimum distribution rules similar to those applicable to TSAs also apply to SIMPLE IRAs, except that the required beginning date is April 1st of the calendar year following the calendar year you attain age 70 1/2 in all cases.

                      SIMPLIFIED EMPLOYEE PENSION ("SEP")

   If contributions are being made under a SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. In addition rules applicable to Traditional IRA annuities (including purchase payments, rollovers, minimum distributions, penalty taxes and after death distributions) apply to your SEP/IRA annuity.

  . Except for permissible contributions under the Code made in accordance with the employer's SEP permissible rollovers and direct transfers, purchase payments to SEPs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount each year ($4,000 for tax years 2005-2007). This amount reaches $5,000 in 2008 (adjusted for inflation thereafter).

  . Beginning in 2002, individuals age 50 or older can make an additional "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.

  . Purchase payments in excess of this amount may be subject to a penalty tax.

  . Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

  . These age and dollar limits do not apply to tax-free rollovers or transfers.

   Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2006, if you are an "active participant" in another retirement plan and if your adjusted gross income is $50,000 or less ($75,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $60,000 ($85,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.

   Your entire interest in a SEP must be withdrawn or begun to be withdrawn generally by April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Specific rules apply to the timing and calculation of these withdrawals. Other rules apply to how rapidly withdrawals must be made after your death. Generally, when you die, we must make payments of your entire remaining interest over a period and in a manner as allowed by the Code and applicable regulations. If your spouse is your beneficiary, and, if your annuity permits, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If your sole beneficiary is your spouse, he or she may elect to continue the Deferred Annuity as his or her own SEP Deferred Annuity after your death. The IRS allows you to aggregate the amount required to be withdrawn from each Traditional IRA you own and to withdraw this amount in total from any one or more of the Traditional IRAs you own, including SEPs.

   Similar minimum distribution rules apply as in the case of SIMPLE IRAs.

   457(b) Annuity. 457(b) plans are available to State or local governments and certain tax-exempt organizations as described in Section 457 of the Code. These plans, which must meet the requirements of Section 457(b), provide certain tax deferral benefits to employees and independent contractors. These plans are not available to churches and qualified church-controlled organizations. A 457(b) plan maintained by the State or local government must be held in trust (or custodial account or annuity contract) for the exclusive benefit of plan participants and their beneficiaries. Plan benefit deferrals, contributions and all income attributable to such amounts under 457(b) plans, other than those maintained by a State or local government as described above, are (until made available to the participant or other beneficiary) solely the property of the employer, subject to the claims of the employer's general creditors.

   The compensation amounts that may be deferred under a 457(b) plan may not exceed certain deferral limits established under the Federal tax law. 457(b) plans maintained by State or local governmental employers are considered eligible retirement plans for purposes of the rollover rules and may also accept certain rollover contributions if permitted under the plan. Participants in 457(b) plans of state and local governments (but not participants in section 457(b) plans of Tax--Exempt employers) who attain age 50 prior to the end of the taxable year are also eligible to make catch-up contributions under the same limitations as apply for participants in Section 403(b) plans. Special one-time contribution limitation catch-up elections may also be available to participants in Section 457 (b) plans of both governmental and tax--exempt employers. Participants in governmental plans may not use both the age 50+ catch-up and the special one-time catch up in the same taxable year.

   In general, contribution limits with respect to elective deferrals and to age 50+ catch-up contributions (under governmental 457 (b) plans) are not aggregated with contributions under the types of qualified plans for purposed of determining the limitations applicable to participants.

   Under the plan, amounts will not be made available to participants or beneficiaries until the earliest of (1) the calendar year in which the participant reaches age 70 1/2, (2) when the participant has a severance from employment with the employer, or (3) when the participant is faced with an unforeseeable emergency as described in the income tax regulations. Amounts will not be treated as "made available" under these rules if (i) an election to defer commencement of a distribution is made by the participant and such election meets certain requirements, or (ii) the total amount payable is $5,000 or less and certain other requirements are met.

   Withdrawals must conform to the complex minimum distribution requirements of the Code (similar to those described for TSAs), including the requirement that distributions must generally begin no later than April 1 of the calendar year following the later of: the year in which the participant attains age 70 1/2 or, to extent permitted under your plan or Contract, the year the participant retires. Premature withdrawals attributable to amounts rolled over from IRAs and other eligible retirement plans are subject to a 10% penalty tax. The exceptions applicable to qualified plans (other than IRAs) generally apply.

   457(b) plans maintained by State or local governmental employers may permit loans in accordance with Code rules and limitations.

   Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986 and which then provided for deferral of fixed amounts or amounts determined by a fixed formula).

                               INVESTOR CONTROL

   In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the Contract from being treated as the owner of the underlying separate account assets.

                        ACCUMULATION UNIT VALUE TABLES

   These tables show fluctuations in the Accumulation Unit Values for the possible mixes offered in the Deferred Annuity for each investment division from year end to year-end (except the highest possible and lowest possible mix which are in the prospectus). The information in these tables has been derived from the Separate Account's full financial statements or other reports ( such as the annual report). The Guaranteed Minimum Income Benefit charge is made by canceling accumulation units and, therefore, this charge is not reflected in the Accumulation Unit Value. However, purchasing this option will result in a higher charge.

                       METLIFE FINANCIAL FREEDOM SELECT
                         1.45 SEPARATE ACCOUNT CHARGE

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
American Funds Bond Division/(f)/...................... 2006   $ 14.43      $ 15.11        287.93

American Funds Global Small Capitalization
  Division/(a)/........................................ 2002     12.00        10.66          5.73
                                                        2003     10.66        16.09      1,265.00
                                                        2004     16.09        19.13      1,886.38
                                                        2005     19.13        23.57      2,642.31
                                                        2006     23.57        28.75      4,656.61

American Funds Growth Division/(a)/.................... 2002     83.77        80.82          0.88
                                                        2003     80.82       108.71        566.83
                                                        2004    108.71       120.23        983.74
                                                        2005    120.23       137.35      1,729.74
                                                        2006    137.35       148.84      3,179.70

American Funds Growth-Income Division/(a)/............. 2002     69.29        64.98         62.06
                                                        2003     64.98        84.60        381.25
                                                        2004     84.60        91.80        818.54
                                                        2005     91.80        95.52      1,945.95
                                                        2006     95.52       108.19      3,512.10

BlackRock Bond Income Division/(a)/.................... 2002     40.03        41.53          1.00
                                                        2003     41.53        43.22        960.63
                                                        2004     43.22        44.37      1,213.90
                                                        2005     44.37        44.68      2,842.84
                                                        2006     44.68        45.86      3,408.53

BlackRock Large Cap Division/(a)/...................... 2002     49.11        46.54          0.00
(formerly BlackRock Investment Trust Division)          2003     46.54        59.59          1.84
                                                        2004     59.59        64.96        300.12
                                                        2005     64.96        66.15        591.46
                                                        2006     66.15        74.22        983.36

BlackRock Large Cap Value Division/(a)/................ 2002      8.60         7.90          0.00
                                                        2003      7.90        10.55          7.80
                                                        2004     10.55        11.77        168.62
                                                        2005     11.77        12.25        376.12
                                                        2006     12.25        14.38      2,087.06

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
BlackRock Legacy Large Cap Growth Division/(a)/........ 2002    $20.29       $17.73          0.00
                                                        2003     17.73        23.63         29.08
                                                        2004     23.63        25.28         85.96
                                                        2005     25.28        26.60        336.05
                                                        2006     26.60        27.24        658.32

BlackRock Money Market Division/(b)/................... 2003     21.95        21.81          0.00
                                                        2004     21.81        21.65          0.00
                                                        2005     21.65        21.91          0.00
                                                        2006     21.91        22.57          0.00

BlackRock Strategic Value Division/(a)/................ 2002     12.73        10.80         99.16
                                                        2003     10.80        15.94      1,442.05
                                                        2004     15.94        18.08      4,733.00
                                                        2005     18.08        18.52      6,393.47
                                                        2006     18.52        21.25      5,338.90

Calvert Social Balanced Division/(a)/.................. 2002     17.21        16.88          0.00
                                                        2003     16.88        19.85        107.19
                                                        2004     19.85        21.18        344.88
                                                        2005     21.18        22.05        570.10
                                                        2006     22.05        23.64      1,083.33

Cyclical Growth ETF Portfolio/(f)/..................... 2006     10.70        11.40          0.00

Cyclical Growth & Income ETF Portfolio/(f)/............ 2006     10.51        11.15          0.00

Davis Venture Value Division/(a)/...................... 2002     22.11        21.51          0.92
                                                        2003     21.51        27.72        316.39
                                                        2004     27.72        30.59        957.99
                                                        2005     30.59        33.16      2,198.14
                                                        2006     33.16        37.37      4,690.25

FI Large Cap Division/(f)/............................. 2006     17.00        17.20          0.00

FI Mid Cap Opportunities Division/(a)(c)/.............. 2002     11.19        10.78          0.00
                                                        2003     10.78        14.27          0.00
                                                        2004     14.27        16.43      1,844.29
                                                        2005     16.43        17.27      3,246.37
                                                        2006     17.27        18.99      3,696.05

FI Value Leaders Division/(a)/......................... 2002     19.42        18.44          0.00
                                                        2003     18.44        23.06         94.75
                                                        2004     23.06        25.80        191.49
                                                        2005     25.80        28.08        549.01
                                                        2006     28.08        30.91        730.98

Franklin Templeton Small Cap Growth Division/(a)/...... 2002      6.73         6.23          0.00
                                                        2003      6.23         8.88        361.42
                                                        2004      8.88         9.73        688.78
                                                        2005      9.73        10.01        995.07
                                                        2006     10.01        10.83      2,541.58

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
Harris Oakmark Focused Value Division/(a)/............. 2002    $22.41       $23.05        136.67
                                                        2003     23.05        30.06      1,004.28
                                                        2004     30.06        32.49      1,645.00
                                                        2005     32.49        35.13      2,964.48
                                                        2006     35.13        38.85      4,220.68

Harris Oakmark International Division/(a)/............. 2002      9.88         8.82          1.12
                                                        2003      8.82        11.74        136.41
                                                        2004     11.74        13.94      3,721.58
                                                        2005     13.94        15.70      4,996.10
                                                        2006     15.70        19.94     10,988.71

Harris Oakmark Large Cap Value Division/(a)/........... 2002      9.99         9.65        316.59
                                                        2003      9.65        11.91      1,436.68
                                                        2004     11.91        13.05      3,152.03
                                                        2005     13.05        12.65      5,072.08
                                                        2006     12.65        14.69      6,962.96

Lazard Mid Cap Division/(a)/........................... 2002      9.98         9.65          0.00
                                                        2003      9.65        12.01        549.58
                                                        2004     12.01        13.54      1,021.69
                                                        2005     13.54        14.42      1,448.25
                                                        2006     14.42        16.30      1,010.15

Lehman Brothers(R) Aggregate Bond Division/(a)/........ 2002     11.69        12.21          2.43
                                                        2003     12.21        12.44      3,559.54
                                                        2004     12.44        12.73     15,666.74
                                                        2005     12.73        12.78     32,769.63
                                                        2006     12.78        13.08     44,972.08

Loomis Sayles Small Cap Division/(a)/.................. 2002     18.77        17.13          0.00
                                                        2003     17.13        23.04         20.81
                                                        2004     23.04        26.39        100.06
                                                        2005     26.39        27.75        155.00
                                                        2006     27.75        31.83        436.20

Lord Abbett Bond Debenture Division/(a)/............... 2002     13.22        13.51          0.00
                                                        2003     13.51        15.87      1,323.54
                                                        2004     15.87        16.92      2,050.17
                                                        2005     16.92        16.92      3,620.71
                                                        2006     16.92        18.21      4,445.21

Met/AIM Small Cap Growth Division/(a)/................. 2002      8.91         8.46          0.00
                                                        2003      8.46        11.58          4.72
                                                        2004     11.58        12.15        186.97
                                                        2005     12.15        12.97        306.64
                                                        2006     12.97        14.60        452.84

MetLife Mid Cap Stock Index Division/(a)/.............. 2002      8.94         8.61          3.48
                                                        2003      8.61        11.41      2,349.55
                                                        2004     11.41        13.02      3,485.46
                                                        2005     13.02        14.37      6,363.90
                                                        2006     14.37        15.56      8,808.86

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
MetLife Stock Index Division/(a)/...................... 2002    $27.91       $26.63          2.96
                                                        2003     26.63        33.56      2,815.01
                                                        2004     33.56        36.47      7,580.95
                                                        2005     36.47        37.52     13,758.23
                                                        2006     37.52        42.60     18,457.29

MFS Research International Division/(a)/............... 2002      7.79         7.28          2.88
                                                        2003      7.28         9.47      2,924.17
                                                        2004      9.47        11.16      3,434.16
                                                        2005     11.16        12.81      3,797.02
                                                        2006     12.81        15.98      6,565.99

MFS Total Return Division/(a)/......................... 2002     31.73        31.48          0.00
                                                        2003     31.48        36.22        162.46
                                                        2004     36.22        39.62      1,233.12
                                                        2005     39.62        40.16      1,329.60
                                                        2006     40.16        44.31      1,857.25

Morgan Stanley EAFE(R) Index Division/(a)/............. 2002      7.85         6.97        550.11
                                                        2003      6.97         9.43      3,873.08
                                                        2004      9.43        11.08      6,433.44
                                                        2005     11.08        12.34      9,089.56
                                                        2006     12.34        15.26     12,602.42

Neuberger Berman Mid Cap Value Division/(a)/........... 2002     13.94        13.30          1.50
                                                        2003     13.30        17.85        302.01
                                                        2004     17.85        21.58        928.34
                                                        2005     21.58        23.81      2,277.33
                                                        2006     23.81        26.09      4,695.92

Neuberger Berman Real Estate Division/(d)/............. 2004      9.99        12.82        156.41
                                                        2005     12.82        14.32      2,090.52
                                                        2006     14.32        19.42      5,568.38

Oppenheimer Capital Appreciation Division/(a)/......... 2002      6.53         6.27          0.00
                                                        2003      6.27         7.95        444.53
                                                        2004      7.95         8.34      2,849.59
                                                        2005      8.34         8.60      2,217.38
                                                        2006      8.60         9.13      3,178.86

PIMCO Inflation Protected Bond Division/(f)/........... 2006     10.97        11.08        330.84

PIMCO Total Return Division/(a)/....................... 2002     10.90        11.34        333.34
                                                        2003     11.34        11.66      6,229.03
                                                        2004     11.66        12.06     10,445.98
                                                        2005     12.06        12.16     14,727.33
                                                        2006     12.16        12.52     23,460.30

RCM Technology Division (formerly RCM
  Global Technology Division)/(a)/..................... 2002      3.67         2.95          0.00
                                                        2003      2.95         4.59         80.88
                                                        2004      4.59         4.33        507.30
                                                        2005      4.33         4.74        954.08
                                                        2006      4.74         4.92      2,828.72

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
Russell 2000(R) Index Division/(a)/.................... 2002    $ 9.98       $ 9.25          0.39
                                                        2003      9.25        13.28        856.01
                                                        2004     13.28        15.37      1,554.63
                                                        2005     15.37        15.80      2,943.50
                                                        2006     15.80        18.31      4,984.93

T. Rowe Price Large Cap Growth Division/(a)/........... 2002      8.88         8.65          0.00
                                                        2003      8.65        11.15        385.28
                                                        2004     11.15        12.06      2,168.53
                                                        2005     12.06        12.64      3,914.84
                                                        2006     12.64        14.06      4,416.96

T. Rowe Price Mid-Cap Growth Division/(a)/............. 2002      4.82         4.54          0.00
                                                        2003      4.54         6.11         59.54
                                                        2004      6.11         7.10      1,526.35
                                                        2005      7.10         8.02      3,928.80
                                                        2006      8.02         8.39      8,034.99

T. Rowe Price Small Cap Growth Division/(a)/........... 2002      8.84         8.65        116.27
                                                        2003      8.65        12.02      1,333.24
                                                        2004     12.02        13.14      2,047.11
                                                        2005     13.14        14.34      1,363.39
                                                        2006     14.34        14.65      2,309.31

Third Avenue Small Cap Value Division/(a)/............. 2002      9.02         8.22          0.00
                                                        2003      8.22        11.47          9.53
                                                        2004     11.47        14.30        214.83
                                                        2005     14.30        16.27        904.15
                                                        2006     16.27        18.15      3,365.95

Western Asset Management Strategic Bond Opportunities
  Division/(a)/........................................ 2002     15.99        16.92          0.00
                                                        2003     16.92        18.78        160.51
                                                        2004     18.78        19.67        549.20
                                                        2005     19.67        19.89        539.74
                                                        2006     19.89        20.55      2,715.67

Western Asset Management U.S Government Division/(a)/.. 2002     15.04        15.49          0.00
                                                        2003     15.49        15.52        861.10
                                                        2004     15.52        15.70      2,184.14
                                                        2005     15.70        15.69      4,277.89
                                                        2006     15.69        16.07      4,543.14

MetLife Aggressive Allocation Division/(e)/............ 2005      9.99        11.14          0.00
                                                        2006     11.14        12.70      1,825.47

MetLife Conservative Allocation Division/(e)/.......... 2005      9.99        10.29      3,226.13
                                                        2006     10.29        10.84      3,287.56

MetLife Conservative to Moderate Allocation
  Division/(e)/........................................ 2005      9.99        10.51          0.00
                                                        2006     10.51        11.33      4,260.41

MetLife Moderate Allocation Division/(e)/.............. 2005      9.99        10.74        833.85
                                                        2006     10.74        11.84     17,559.67

MetLife Moderate to Aggressive Allocation Division/(e)/ 2005      9.99        10.97        331.12
                                                        2006     10.97        12.35      8,864.31

                       METLIFE FINANCIAL FREEDOM SELECT
                         1.40 SEPARATE ACCOUNT CHARGE

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
American Funds Bond Division/(f)/...................... 2006   $ 14.49      $ 15.19         90.17

American Funds Global Small Capitalization
  Division/(a)/........................................ 2002     12.03        10.68          0.00
                                                        2003     10.68        16.14        248.94
                                                        2004     16.14        19.19        874.83
                                                        2005     19.19        23.66      3,034.21
                                                        2006     23.66        28.88      8,369.00

American Funds Growth Division/(a)/.................... 2002     84.55        81.59          1.16
                                                        2003     81.59       109.80        213.24
                                                        2004    109.80       121.49        750.36
                                                        2005    121.49       138.86      1,130.53
                                                        2006    138.86       150.55      3,008.94

American Funds Growth-Income Division/(a)/............. 2002     69.94        65.60          0.00
                                                        2003     65.60        85.45        104.66
                                                        2004     85.45        92.76      1,079.47
                                                        2005     92.76        96.57      1,746.28
                                                        2006     96.57       109.44      3,215.01

BlackRock Bond Income Division/(a)/.................... 2002     40.41        41.94          0.00
                                                        2003     41.94        43.66          1.59
                                                        2004     43.66        44.85        463.63
                                                        2005     44.85        45.18      1,569.21
                                                        2006     45.18        46.40      1,663.84

BlackRock Large Cap Division (formerly BlackRock
  Investment Trust Division)/(a)/...................... 2002     49.58        47.00          0.00
                                                        2003     47.00        60.21          6.02
                                                        2004     60.21        65.66        428.83
                                                        2005     65.66        66.90        526.93
                                                        2006     66.90        75.09        532.54

BlackRock Large Cap Value Division/(a)/................ 2002      8.60         7.91          0.00
                                                        2003      7.91        10.56        549.93
                                                        2004     10.56        11.79      1,211.71
                                                        2005     11.79        12.27      2,995.73
                                                        2006     12.27        14.42      4,300.92

BlackRock Legacy Large Cap Growth Division/(a)/........ 2002     20.37        17.80          0.00
                                                        2003     17.80        23.74         79.46
                                                        2004     23.74        25.41        132.01
                                                        2005     25.41        26.75        252.46
                                                        2006     26.75        27.40        342.57

BlackRock Money Market Division/(b)/................... 2003     22.17        22.03          0.00
                                                        2004     22.03        21.89          0.00
                                                        2005     21.89        22.15          0.00
                                                        2006     22.15        22.84          0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
BlackRock Strategic Value Division/(a)/................ 2002    $12.74       $10.81          3.34
                                                        2003     10.81        15.97        971.23
                                                        2004     15.97        18.12      4,164.39
                                                        2005     18.12        18.57      4,090.64
                                                        2006     18.57        21.32      6,961.54

Calvert Social Balanced Division/(a)/.................. 2002     17.30        16.96          0.00
                                                        2003     16.96        19.96         92.43
                                                        2004     19.96        21.30      1,335.42
                                                        2005     21.30        22.20      1,304.11
                                                        2006     22.20        23.81      1,464.93

Cyclical Growth ETF Portfolio/(f)/..................... 2006     10.70        11.41          0.00

Cyclical Growth & Income ETF Portfolio/(f)/............ 2006     10.51        11.16          0.00

Davis Venture Value Division/(a)/...................... 2002     22.20        21.60          0.00
                                                        2003     21.60        27.85        111.16
                                                        2004     27.85        30.75        748.08
                                                        2005     30.75        33.35      2,892.00
                                                        2006     33.35        37.60      5,553.60

FI Large Cap Division/(f)/............................. 2006     17.09        17.29        261.90

FI Mid Cap Opportunities Division/(a)(c)/.............. 2002     11.22        10.81          0.00
                                                        2003     10.81        14.32          0.00
                                                        2004     14.32        16.49        658.97
                                                        2005     16.49        17.35      1,509.50
                                                        2006     17.35        19.09      2,459.23

FI Value Leaders Division/(a)/......................... 2002     19.51        18.53          0.00
                                                        2003     18.53        23.18        475.08
                                                        2004     23.18        25.95        737.34
                                                        2005     25.95        28.26      1,354.18
                                                        2006     28.26        31.12      1,183.22

Franklin Templeton Small Cap Growth Division/(a)/...... 2002      6.73         6.24          0.00
                                                        2003      6.24         8.90      1,491.89
                                                        2004      8.90         9.75      1,919.95
                                                        2005      9.75        10.04      2,237.05
                                                        2006     10.04        10.86      2,155.40

Harris Oakmark Focused Value Division/(a)/............. 2002     22.51        23.16          1.57
                                                        2003     23.16        30.23      2,361.98
                                                        2004     30.23        32.68      4,061.07
                                                        2005     32.68        35.36      4,889.45
                                                        2006     35.36        39.11      5,160.17

Harris Oakmark International Division/(a)/............. 2002      9.89         8.83          0.00
                                                        2003      8.83        11.75          0.00
                                                        2004     11.75        13.96      1,291.02
                                                        2005     13.96        15.73      3,416.24
                                                        2006     15.73        19.99      7,646.84

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
Harris Oakmark Large Cap Value Division/(a)/........... 2002    $10.00       $ 9.67          0.00
                                                        2003      9.67        11.94      4,378.71
                                                        2004     11.94        13.09      6,521.36
                                                        2005     13.09        12.70      7,622.54
                                                        2006     12.70        14.75      8,780.48

Lazard Mid Cap Division/(a)/........................... 2002      9.98         9.66          0.00
                                                        2003      9.66        12.02      1,288.94
                                                        2004     12.02        13.56      1,582.17
                                                        2005     13.56        14.45      1,753.16
                                                        2006     14.45        16.34        899.72

Lehman Brothers(R) Aggregate Bond Division/(a)/........ 2002     11.71        12.23          0.00
                                                        2003     12.23        12.47      2,135.85
                                                        2004     12.47        12.77      7,143.10
                                                        2005     12.77        12.83      9,498.74
                                                        2006     12.83        13.13     17,290.68

Loomis Sayles Small Cap Division/(a)/.................. 2002     18.85        17.20          0.00
                                                        2003     17.20        23.15         38.65
                                                        2004     23.15        26.53        619.34
                                                        2005     26.53        27.91        951.90
                                                        2006     27.91        32.04      2,565.57

Lord Abbett Bond Debenture Division/(a)/............... 2002     13.26        13.56          0.00
                                                        2003     13.56        15.93         55.05
                                                        2004     15.93        16.99      1,105.41
                                                        2005     16.99        17.01      1,847.75
                                                        2006     17.01        18.31      3,416.36

Met/AIM Small Cap Growth Division/(a)/................. 2002      8.91         8.47          0.00
                                                        2003      8.47        11.60        500.68
                                                        2004     11.60        12.17        569.56
                                                        2005     12.17        13.00        610.19
                                                        2006     13.00        14.63          1.69

MetLife Mid Cap Stock Index Division/(a)/.............. 2002      8.95         8.62          8.43
                                                        2003      8.62        11.43        871.20
                                                        2004     11.43        13.05      4,139.79
                                                        2005     13.05        14.41      5,382.64
                                                        2006     14.41        15.61      6,366.59

MetLife Stock Index Division/(a)/...................... 2002     28.08        26.79          0.00
                                                        2003     26.79        33.79      3,560.51
                                                        2004     33.79        36.74      9,069.67
                                                        2005     36.74        37.82     13,139.50
                                                        2006     37.82        42.96     16,104.79

MFS Research International Division/(a)/............... 2002      7.79         7.28          0.00
                                                        2003      7.28         9.49         14.75
                                                        2004      9.49        11.19         51.30
                                                        2005     11.19        12.84        353.65
                                                        2006     12.84        16.03      3,516.25

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
MFS Total Return Division/(a)/......................... 2002    $31.97       $31.73          0.00
                                                        2003     31.73        36.52      1,001.40
                                                        2004     36.52        39.97      1,401.55
                                                        2005     39.97        40.54      2,395.40
                                                        2006     40.54        44.75      3,447.32

Morgan Stanley EAFE(R) Index Division/(a)/............. 2002      7.86         6.98          0.00
                                                        2003      6.98         9.45      1,749.85
                                                        2004      9.45        11.12      6,950.94
                                                        2005     11.12        12.38     10,074.83
                                                        2006     12.38        15.32     11,999.51

Neuberger Berman Mid Cap Value Division/(a)/........... 2002     13.97        13.33          0.00
                                                        2003     13.33        17.90        832.96
                                                        2004     17.90        21.65      2,085.00
                                                        2005     21.65        23.89      5,035.38
                                                        2006     23.89        26.20      8,407.39

Neuberger Berman Real Estate Division/(d)/............. 2004      9.99        12.83      2,370.18
                                                        2005     12.83        14.33      4,213.75
                                                        2006     14.33        19.45     10,092.59

Oppenheimer Capital Appreciation Division/(a)/......... 2002      6.54         6.28          0.00
                                                        2003      6.28         7.96      1,369.01
                                                        2004      7.96         8.35      1,564.27
                                                        2005      8.35         8.62      1,786.40
                                                        2006      8.62         9.15        757.44

PIMCO Inflation Protected Bond Division/(f)/........... 2006     10.99        11.10          0.00

PIMCO Total Return Division/(a)/....................... 2002     10.91        11.35          0.00
                                                        2003     11.35        11.68      2,010.07
                                                        2004     11.68        12.09      5,982.63
                                                        2005     12.09        12.19      8,960.97
                                                        2006     12.19        12.56     12,287.44

RCM Technology Division (formerly RCM Global
  Technology Division)/(a)/............................ 2002      3.67         2.96          0.00
                                                        2003      2.96         4.60        344.29
                                                        2004      4.60         4.34      1,006.93
                                                        2005      4.34         4.75      1,873.94
                                                        2006      4.75         4.93      2,398.63

Russell 2000(R) Index Division/(a)/.................... 2002     10.00         9.27          0.00
                                                        2003      9.27        13.32        461.65
                                                        2004     13.32        15.42      2,348.12
                                                        2005     15.42        15.86      3,666.83
                                                        2006     15.86        18.39      4,048.22

T. Rowe Price Large Cap Growth Division/(a)/........... 2002      8.89         8.67          0.00
                                                        2003      8.67        11.18        100.79
                                                        2004     11.18        12.10      2,980.22
                                                        2005     12.10        12.68      2,276.90
                                                        2006     12.68        14.12      2,642.90

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
T. Rowe Price Mid-Cap Growth Division/(a)/............. 2002    $ 4.83       $ 4.54          0.00
                                                        2003      4.54         6.12        526.10
                                                        2004      6.12         7.11        981.52
                                                        2005      7.11         8.04      1,933.12
                                                        2006      8.04         8.42      6,384.30

T. Rowe Price Small Cap Growth Division/(a)/........... 2002      8.86         8.67          0.00
                                                        2003      8.67        12.06          0.00
                                                        2004     12.06        13.20          6.04
                                                        2005     13.20        14.41        228.27
                                                        2006     14.41        14.72        599.02

Third Avenue Small Cap Value Division/(a)/............. 2002      9.02         8.23          0.00
                                                        2003      8.23        11.48          0.00
                                                        2004     11.48        14.32          1.76
                                                        2005     14.32        16.30        230.07
                                                        2006     16.30        18.19        791.70

Western Asset Management Strategic Bond Opportunities
  Division/(a)/........................................ 2002     16.06        16.99          0.00
                                                        2003     16.99        18.87         51.08
                                                        2004     18.87        19.77        465.44
                                                        2005     19.77        20.00      1,665.10
                                                        2006     20.00        20.67      3,192.35

Western Asset Management U.S Government Division/(a)/.. 2002     15.10        15.55          0.00
                                                        2003     15.55        15.59        119.97
                                                        2004     15.59        15.78        372.78
                                                        2005     15.78        15.78        884.03
                                                        2006     15.78        16.17      1,488.25

MetLife Aggressive Allocation Division/(e)/............ 2005      9.99        11.15          0.00
                                                        2006     11.15        12.71          0.00

MetLife Conservative Allocation Division/(e)/.......... 2005      9.99        10.29          0.00
                                                        2006     10.29        10.85        246.36

MetLife Conservative to Moderate Allocation
  Division/(e)/........................................ 2005      9.99        10.51      2,607.14
                                                        2006     10.51        11.34      2,607.14

MetLife Moderate Allocation Division/(e)/.............. 2005      9.99        10.74        527.34
                                                        2006     10.74        11.85     38,145.98

MetLife Moderate to Aggressive Allocation Division/(e)/ 2005      9.99        10.97      9,497.11
                                                        2006     10.97        12.36      9,626.62

                       METLIFE FINANCIAL FREEDOM SELECT
                         1.30 SEPARATE ACCOUNT CHARGE

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
American Funds Bond Division/(f)/...................... 2006   $ 14.62      $ 15.33      4,179.95

American Funds Global Small Capitalization
  Division/(a)/........................................ 2002     12.08        10.73          0.69
                                                        2003     10.73        16.23      1,254.51
                                                        2004     16.23        19.32      7,105.46
                                                        2005     19.32        23.84     16,415.78
                                                        2006     23.84        29.13     28,404.08

American Funds Growth Division/(a)/.................... 2002     86.12        83.15          0.00
                                                        2003     83.15       112.00      1,908.25
                                                        2004    112.00       124.06      5,585.20
                                                        2005    124.06       141.94      9,723.43
                                                        2006    141.94       154.04     15,774.53

American Funds Growth-Income Division/(a)/............. 2002     71.24        66.85         50.08
                                                        2003     66.85        87.16      3,013.83
                                                        2004     87.16        94.72      7,944.50
                                                        2005     94.72        98.71     11,558.81
                                                        2006     98.71       111.97     14,967.77

BlackRock Bond Income Division/(a)/.................... 2002     41.18        42.76        271.77
                                                        2003     42.76        44.56      1,481.26
                                                        2004     44.56        45.82      5,624.95
                                                        2005     45.82        46.20      7,646.56
                                                        2006     46.20        47.50     11,089.78

BlackRock Large Cap Division (formerly BlackRock
  Investment Division)/(a)/............................ 2002     50.54        47.92          0.37
                                                        2003     47.92        61.45        591.57
                                                        2004     61.45        67.09      2,610.30
                                                        2005     67.09        68.42      3,234.00
                                                        2006     68.42        76.88      3,193.59

BlackRock Large Cap Value Division/(a)/................ 2002      8.60         7.91          0.00
                                                        2003      7.91        10.58        207.85
                                                        2004     10.58        11.82      3,956.72
                                                        2005     11.82        12.32      5,567.18
                                                        2006     12.32        14.49      9,625.48

BlackRock Legacy Large Cap Growth Division/(a)/........ 2002     20.53        17.94          0.00
                                                        2003     17.94        23.96         19.58
                                                        2004     23.96        25.67        383.03
                                                        2005     25.67        27.05        496.87
                                                        2006     27.05        27.74      1,265.24

BlackRock Money Market Division/(b)/................... 2003     22.61        22.49          0.00
                                                        2004     22.49        22.36          0.00
                                                        2005     22.36        22.65          0.00
                                                        2006     22.65        23.38          0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
BlackRock Strategic Value Division/(a)/................ 2002    $12.77       $10.84          0.00
                                                        2003     10.84        16.03      7,055.96
                                                        2004     16.03        18.20     17,455.80
                                                        2005     18.20        18.67     27,140.41
                                                        2006     18.67        21.46     29,225.58

Calvert Social Balanced Division/(a)/.................. 2002     17.46        17.13          5.79
                                                        2003     17.13        20.18      1,918.65
                                                        2004     20.18        21.57      4,593.81
                                                        2005     21.57        22.49      7,424.82
                                                        2006     22.49        24.15      8,311.30

Cyclical Growth ETF Portfolio/(f)/..................... 2006     10.71        11.43          0.00

Cyclical Growth & Income ETF Portfolio/(f)/............ 2006     10.51        11.17          0.00

Davis Venture Value Division/(a)/...................... 2002     22.37        21.78          0.00
                                                        2003     21.78        28.11        664.92
                                                        2004     28.11        31.06      4,447.76
                                                        2005     31.06        33.72     13,592.62
                                                        2006     33.72        38.06     28,002.64

FI Large Cap Division/(f)/............................. 2006     17.25        17.46         58.23

FI Mid Cap Opportunities Division/(a)(c)/.............. 2002     11.28        10.87          0.00
                                                        2003     10.87        14.41          0.00
                                                        2004     14.41        16.62      2,034.83
                                                        2005     16.62        17.50      3,054.68
                                                        2006     17.50        19.27      3,011.15

FI Value Leaders Division/(a)/......................... 2002     19.69        18.71          0.00
                                                        2003     18.71        23.43         35.20
                                                        2004     23.43        26.26        177.38
                                                        2005     26.26        28.62      1,050.87
                                                        2006     28.62        31.55        942.92

Franklin Templeton Small Cap Growth Division/(a)/...... 2002      6.74         6.25          0.00
                                                        2003      6.25         8.92        861.82
                                                        2004      8.92         9.79      3,198.31
                                                        2005      9.79        10.08      4,278.03
                                                        2006     10.08        10.92      5,493.72

Harris Oakmark Focused Value Division/(a)/............. 2002     22.72        23.39          0.00
                                                        2003     23.39        30.55      1,755.56
                                                        2004     30.55        33.07      5,787.83
                                                        2005     33.07        35.81     12,211.04
                                                        2006     35.81        39.65     15,415.48

Harris Oakmark International Division/(a)/............. 2002      9.90         8.84          0.00
                                                        2003      8.84        11.78        208.96
                                                        2004     11.78        14.01      4,441.45
                                                        2005     14.01        15.80     16,084.95
                                                        2006     15.80        20.10     37,615.27

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
Harris Oakmark Large Cap Value Division/(a)/........... 2002    $10.04       $ 9.71           0.00
                                                        2003      9.71        12.00      10,221.49
                                                        2004     12.00        13.17      18,229.30
                                                        2005     13.17        12.79      26,656.12
                                                        2006     12.79        14.87      31,680.13

Lazard Mid Cap Division/(a)/........................... 2002      9.99         9.67           0.00
                                                        2003      9.67        12.05       1,038.85
                                                        2004     12.05        13.61       2,361.56
                                                        2005     13.61        14.51       3,263.02
                                                        2006     14.51        16.43       8,026.22

Lehman Brothers(R) Aggregate Bond Division/(a)/........ 2002     11.75        12.28           8.36
                                                        2003     12.28        12.54      20,085.04
                                                        2004     12.54        12.85      47,752.02
                                                        2005     12.85        12.92      92,725.98
                                                        2006     12.92        13.24     106,127.97

Loomis Sayles Small Cap Division/(a)/.................. 2002     19.00        17.35           0.00
                                                        2003     17.35        23.37         436.65
                                                        2004     23.37        26.82       1,219.11
                                                        2005     26.82        28.24       2,463.70
                                                        2006     28.24        32.44       3,705.90

Lord Abbett Bond Debenture Division/(a)/............... 2002     13.34        13.65           0.00
                                                        2003     13.65        16.05         992.83
                                                        2004     16.05        17.14       5,397.78
                                                        2005     17.14        17.17      10,786.13
                                                        2006     17.17        18.50      15,648.49

Met/AIM Small Cap Growth Division/(a)/................. 2002      8.92         8.48           0.00
                                                        2003      8.48        11.62         182.58
                                                        2004     11.62        12.21         511.32
                                                        2005     12.21        13.05       1,033.94
                                                        2006     13.05        14.71       1,207.37

MetLife Mid Cap Stock Index Division/(a)/.............. 2002      8.97         8.64         199.54
                                                        2003      8.64        11.47       5,819.44
                                                        2004     11.47        13.11      10,497.05
                                                        2005     13.11        14.49      22,360.55
                                                        2006     14.49        15.71      29,660.75

MetLife Stock Index Division/(a)/...................... 2002     28.42        27.14           7.64
                                                        2003     27.14        34.25       8,207.04
                                                        2004     34.25        37.29      25,924.52
                                                        2005     37.29        38.42      48,991.14
                                                        2006     38.42        43.68      61,260.76

MFS Research International Division/(a)/............... 2002      7.81         7.30           0.00
                                                        2003      7.30         9.51       1,173.20
                                                        2004      9.51        11.23       4,798.84
                                                        2005     11.23        12.91       8,939.85
                                                        2006     12.91        16.12      18,776.94

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
MFS Total Return Division/(a)/......................... 2002    $32.46       $32.23          0.57
                                                        2003     32.23        37.14      1,772.11
                                                        2004     37.14        40.68      6,580.74
                                                        2005     40.68        41.31     10,059.10
                                                        2006     41.31        45.64     12,375.50

Morgan Stanley EAFE(R) Index Division/(a)/............. 2002      7.89         7.01        248.58
                                                        2003      7.01         9.50     13,651.82
                                                        2004      9.50        11.19     27,550.49
                                                        2005     11.19        12.47     41,684.88
                                                        2006     12.47        15.44     54,371.66

Neuberger Berman Mid Cap Value Division/(a)/........... 2002     14.02        13.38          0.00
                                                        2003     13.38        17.99      6,300.85
                                                        2004     17.99        21.78     12,910.42
                                                        2005     21.78        24.06     24,228.49
                                                        2006     24.06        26.41     32,571.06

Neuberger Berman Real Estate Division/(d)/............. 2004      9.99        12.84      5,322.67
                                                        2005     12.84        14.36     14,667.91
                                                        2006     14.36        19.50     25,498.77

Oppenheimer Capital Appreciation Division/(a)/......... 2002      6.55         6.29          0.00
                                                        2003      6.29         7.98        940.97
                                                        2004      7.98         8.38      3,390.58
                                                        2005      8.38         8.67      5,442.23
                                                        2006      8.67         9.21      8,140.24

PIMCO Inflation Protected Bond Division/(f)/........... 2006     11.02        11.14      2,303.23

PIMCO Total Return Division/(a)/....................... 2002     10.93        11.37          0.00
                                                        2003     11.37        11.71      4,216.29
                                                        2004     11.71        12.13     18,810.86
                                                        2005     12.13        12.25     41,307.11
                                                        2006     12.25        12.64     67,095.50

RCM Technology Division (formerly RCM Global
  Technology Division)/(a)/............................ 2002      3.68         2.96          0.00
                                                        2003      2.96         4.61      1,331.34
                                                        2004      4.61         4.35      6,686.22
                                                        2005      4.35         4.77      9,440.12
                                                        2006      4.77         4.96     13,847.75

Russell 2000(R) Index Division/(a)/.................... 2002     10.04         9.31          3.17
                                                        2003      9.31        13.39      5,292.97
                                                        2004     13.39        15.51     12,562.79
                                                        2005     15.51        15.97     19,201.60
                                                        2006     15.97        18.54     24,030.54

T. Rowe Price Large Cap Growth Division/(a)/........... 2002      8.93         8.71          3.33
                                                        2003      8.71        11.24      2,228.75
                                                        2004     11.24        12.17      7,950.56
                                                        2005     12.17        12.77     12,533.58
                                                        2006     12.77        14.23     18,411.25

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
T. Rowe Price Mid-Cap Growth Division/(a)/............. 2002    $ 4.84       $ 4.55          0.00
                                                        2003      4.55         6.14      2,759.96
                                                        2004      6.14         7.14      8,853.66
                                                        2005      7.14         8.08     18,443.49
                                                        2006      8.08         8.47     27,143.41

T. Rowe Price Small Cap Growth Division/(a)/........... 2002      8.91         8.72          0.00
                                                        2003      8.72        12.14        283.40
                                                        2004     12.14        13.30      7,007.65
                                                        2005     13.30        14.53      8,186.87
                                                        2006     14.53        14.87     10,355.33

Third Avenue Small Cap Value Division/(a)/............. 2002      9.02         8.23          0.00
                                                        2003      8.23        11.49         29.50
                                                        2004     11.49        14.35        474.81
                                                        2005     14.35        16.36      5,666.90
                                                        2006     16.36        18.27      9,126.40

Western Asset Management Strategic Bond Opportunities
  Division/(a)/........................................ 2002     16.18        17.13          0.00
                                                        2003     17.13        19.04        389.90
                                                        2004     19.04        19.98      6,424.70
                                                        2005     19.98        20.22     12,349.61
                                                        2006     20.22        20.93     14,381.41

Western Asset Management U.S Government Division/(a)/.. 2002     15.21        15.68          0.00
                                                        2003     15.68        15.73        926.93
                                                        2004     15.73        15.95      5,024.99
                                                        2005     15.95        15.96     11,883.68
                                                        2006     15.96        16.37     16,352.16

MetLife Aggressive Allocation Division/(e)/............ 2005      9.99        11.15      3,359.18
                                                        2006     11.15        12.73      5,819.60

MetLife Conservative Allocation Division/(e)/.......... 2005      9.99        10.30      1,175.75
                                                        2006     10.30        10.87      4,128.53

MetLife Conservative to Moderate Allocation
  Division/(e)/........................................ 2005      9.99        10.52      2,212.95
                                                        2006     10.52        11.36     15,593.91

MetLife Moderate Allocation Division/(e)/.............. 2005      9.99        10.75     11,668.37
                                                        2006     10.75        11.87     67,045.34

MetLife Moderate to Aggressive Allocation Division/(e)/ 2005      9.99        10.98        309.33
                                                        2006     10.98        12.38     45,181.90

                       METLIFE FINANCIAL FREEDOM SELECT
                         1.25 SEPARATE ACCOUNT CHARGE

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
American Funds Bond Division/(f)/...................... 2006   $ 14.69      $ 15.41     11,192.15

American Funds Global Small Capitalization
  Division/(a)/........................................ 2002     12.10        10.76        557.68
                                                        2003     10.76        16.28      9,980.89
                                                        2004     16.28        19.38     32,169.56
                                                        2005     19.38        23.94     53,815.74
                                                        2006     23.94        29.25     90,191.95

American Funds Growth Division/(a)/.................... 2002     86.92        83.94        176.60
                                                        2003     83.94       113.13      2,601.77
                                                        2004    113.13       125.36     11,142.92
                                                        2005    125.36       143.50     20,806.09
                                                        2006    143.50       155.81     34,951.88

American Funds Growth-Income Division/(a)/............. 2002     71.90        67.48        199.45
                                                        2003     67.48        88.04      3,257.00
                                                        2004     88.04        95.72     12,708.35
                                                        2005     95.72        99.80     24,898.68
                                                        2006     99.80       113.26     33,231.64

BlackRock Bond Income Division/(a)/.................... 2002     41.57        43.17          0.64
                                                        2003     43.17        45.02        540.42
                                                        2004     45.02        46.31      5,630.30
                                                        2005     46.31        46.72     11,847.49
                                                        2006     46.72        48.05     19,508.65

BlackRock Large Cap Division (formerly BlackRock
  Investment Trust Division)/(a)/...................... 2002     51.02        48.39          0.00
                                                        2003     48.39        62.09        883.88
                                                        2004     62.09        67.81      2,900.48
                                                        2005     67.81        69.19      5,431.09
                                                        2006     69.19        77.79      5,036.59

BlackRock Large Cap Value Division/(a)/................ 2002      8.60         7.91          1.23
                                                        2003      7.91        10.59      1,196.72
                                                        2004     10.59        11.84      7,231.85
                                                        2005     11.84        12.34     19,718.01
                                                        2006     12.34        14.52     48,280.56

BlackRock Legacy Large Cap Growth Division/(a)/........ 2002     20.61        18.02          0.00
                                                        2003     18.02        24.07        673.68
                                                        2004     24.07        25.80      2,340.14
                                                        2005     25.80        27.20      4,215.16
                                                        2006     27.20        27.91      7,416.89

BlackRock Money Market Division/(b)/................... 2003     22.83        22.72          0.00
                                                        2004     22.72        22.60          0.00
                                                        2005     22.60        22.91          0.00
                                                        2006     22.91        23.65          0.00

                                                        BEGINNING                 NUMBER OF
                                                         OF YEAR    END OF YEAR  ACCUMULATION
                                                       ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                         YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                         ---- ------------ ------------ ------------
BlackRock Strategic Value Division/(a)/.......... 2002    $12.78       $10.86        664.90
                                                  2003     10.86        16.05     11,564.49
                                                  2004     16.05        18.24     35,746.57
                                                  2005     18.24        18.72     63,891.80
                                                  2006     18.72        21.53     73,092.95

Calvert Social Balanced Division/(a)/............ 2002     17.55        17.22          0.00
                                                  2003     17.22        20.29        777.36
                                                  2004     20.29        21.70      3,141.99
                                                  2005     21.70        22.64      5,951.19
                                                  2006     22.64        24.32     13,156.87

Cyclical Growth ETF Portfolio/(f)/............... 2006     10.71        11.43        810.50

Cyclical Growth & Income ETF Portfolio/(f)/...... 2006     10.52        11.18        529.08

Davis Venture Value Division/(a)/................ 2002     22.46        21.87          0.00
                                                  2003     21.87        28.24      1,875.67
                                                  2004     28.24        31.22     11,457.85
                                                  2005     31.22        33.91     29,844.72
                                                  2006     33.91        38.29     61,001.71

FI Large Cap Division/(f)/....................... 2006     17.34        17.56         32.68

FI Mid Cap Opportunities Division/(a)(c)/........ 2002     11.31        10.91          0.00
                                                  2003     10.91        14.46          0.00
                                                  2004     14.46        16.69      8,701.89
                                                  2005     16.69        17.58     12,151.14
                                                  2006     17.58        19.37     21,275.09

FI Value Leaders Division/(a)/................... 2002     19.78        18.80          0.00
                                                  2003     18.80        23.56      2,175.01
                                                  2004     23.56        26.41      5,714.67
                                                  2005     26.41        28.81     12,826.61
                                                  2006     28.81        31.77     20,349.77

Franklin Templeton Small Cap Growth Division/(a)/ 2002      6.74         6.25          1.07
                                                  2003      6.25         8.93      2,561.45
                                                  2004      8.93         9.80      4,385.38
                                                  2005      9.80        10.11      7,510.69
                                                  2006     10.11        10.95     12,060.14

Harris Oakmark Focused Value Division/(a)/....... 2002     22.83        23.50          1.02
                                                  2003     23.50        30.71      7,695.71
                                                  2004     30.71        33.26     25,237.45
                                                  2005     33.26        36.04     44,612.30
                                                  2006     36.04        39.92     52,659.81

Harris Oakmark International Division/(a)/....... 2002      9.90         8.84          0.00
                                                  2003      8.84        11.79      1,704.64
                                                  2004     11.79        14.03     14,362.17
                                                  2005     14.03        15.83     37,553.48
                                                  2006     15.83        20.15     87,080.07

                                                      BEGINNING                 NUMBER OF
                                                       OF YEAR    END OF YEAR  ACCUMULATION
                                                     ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                       YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                       ---- ------------ ------------ ------------
Harris Oakmark Large Cap Value Division/(a)/... 2002    $10.06       $ 9.73         323.04
                                                2003      9.73        12.03      20,898.58
                                                2004     12.03        13.21      47,327.08
                                                2005     13.21        12.83      81,629.90
                                                2006     12.83        14.93      97,471.07

Lazard Mid Cap Division/(a)/................... 2002     10.00         9.68          55.05
                                                2003      9.68        12.06       3,497.54
                                                2004     12.06        13.63       5,787.16
                                                2005     13.63        14.54       9,521.77
                                                2006     14.54        16.47      12,501.98

Lehman Brothers(R) Aggregate Bond Division/(a)/ 2002     11.78        12.31          17.54
                                                2003     12.31        12.57      38,474.72
                                                2004     12.57        12.89     102,915.96
                                                2005     12.89        12.96     205,314.72
                                                2006     12.96        13.29     264,244.45

Loomis Sayles Small Cap Division/(a)/.......... 2002     19.08        17.42           0.00
                                                2003     17.42        23.49         430.45
                                                2004     23.49        26.96       1,863.82
                                                2005     26.96        28.40       4,900.94
                                                2006     28.40        32.65      15,693.52

Lord Abbett Bond Debenture Division/(a)/....... 2002     13.38        13.69           0.00
                                                2003     13.69        16.12       1,981.64
                                                2004     16.12        17.21       8,587.43
                                                2005     17.21        17.26      23,450.00
                                                2006     17.26        18.60      45,738.67

Met/AIM Small Cap Growth Division/(a)/......... 2002      8.92         8.48           0.00
                                                2003      8.48        11.64         378.03
                                                2004     11.64        12.23       1,643.36
                                                2005     12.23        13.08       3,940.90
                                                2006     13.08        14.75       6,935.68

MetLife Mid Cap Stock Index Division/(a)/...... 2002      8.98         8.65         187.20
                                                2003      8.65        11.49      13,757.52
                                                2004     11.49        13.13      32,870.98
                                                2005     13.13        14.53      59,192.70
                                                2006     14.53        15.76      82,502.56

MetLife Stock Index Division/(a)/.............. 2002     28.60        27.31         444.58
                                                2003     27.31        34.49      11,042.87
                                                2004     34.49        37.56      54,080.78
                                                2005     37.56        38.72     114,095.58
                                                2006     38.72        44.05     148,632.31

MFS Research International Division/(a)/....... 2002      7.81         7.31           3.60
                                                2003      7.31         9.53       2,237.70
                                                2004      9.53        11.25       9,928.64
                                                2005     11.25        12.94      15,108.88
                                                2006     12.94        16.17      39,835.88

                                                     BEGINNING                 NUMBER OF
                                                      OF YEAR    END OF YEAR  ACCUMULATION
                                                    ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                      YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                      ---- ------------ ------------ ------------
MFS Total Return Division/(a)/................ 2002    $32.71       $32.48           0.00
                                               2003     32.48        37.45         813.24
                                               2004     37.45        41.05       3,319.32
                                               2005     41.05        41.69       7,916.83
                                               2006     41.69        46.09      18,599.64

Morgan Stanley EAFE(R) Index Division/(a)/.... 2002      7.91         7.03         405.39
                                               2003      7.03         9.53      21,562.40
                                               2004      9.53        11.22      53,078.66
                                               2005     11.22        12.51     111,871.57
                                               2006     12.51        15.51     146,569.71

Neuberger Berman Mid Cap Value Division/(a)/.. 2002     14.04        13.41           0.00
                                               2003     13.41        18.03       1,999.23
                                               2004     18.03        21.85      13,686.43
                                               2005     21.85        24.15      38,654.06
                                               2006     24.15        26.52      66,258.56

Neuberger Berman Real Estate Division/(d)/.... 2004      9.99        12.84      11,581.70
                                               2005     12.84        14.37      42,000.82
                                               2006     14.37        19.52      90,382.44

Oppenheimer Capital Appreciation Division/(a)/ 2002      6.55         6.30         490.13
                                               2003      6.30         7.99       1,297.22
                                               2004      7.99         8.40       7,973.79
                                               2005      8.40         8.69      15,056.60
                                               2006      8.69         9.23      23,525.13

PIMCO Inflation Protected Bond Division/(f)/.. 2006     11.04        11.16       1,016.65

PIMCO Total Return Division/(a)/.............. 2002     10.93        11.38           1.97
                                               2003     11.38        11.73      14,215.84
                                               2004     11.73        12.16      41,826.85
                                               2005     12.16        12.28      89,228.83
                                               2006     12.28        12.67     121,051.40

RCM Technology Division (formerly RCM Global
  Technology Division)/(a)/................... 2002      3.68         2.96           2.35
                                               2003      2.96         4.62       6,716.30
                                               2004      4.62         4.36      24,603.44
                                               2005      4.36         4.78      25,580.43
                                               2006      4.78         4.98      31,715.23

Russell 2000(R) Index Division/(a)/........... 2002     10.06         9.32         128.23
                                               2003      9.32        13.42       8,854.14
                                               2004     13.42        15.56      20,312.33
                                               2005     15.56        16.03      37,877.46
                                               2006     16.03        18.61      52,823.37

T. Rowe Price Large Cap Growth Division/(a)/.. 2002      8.94         8.72           0.00
                                               2003      8.72        11.27       3,241.49
                                               2004     11.27        12.21      12,433.77
                                               2005     12.21        12.82      23,203.64
                                               2006     12.82        14.29      37,622.29

                                                                BEGINNING                 NUMBER OF
                                                                 OF YEAR    END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                                 YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                                 ---- ------------ ------------ ------------
T. Rowe Price Mid-Cap Growth Division/(a)/............... 2002    $ 4.84       $ 4.55           0.00
                                                          2003      4.55         6.15       2,513.05
                                                          2004      6.15         7.15      12,867.84
                                                          2005      7.15         8.10      36,733.24
                                                          2006      8.10         8.49      82,534.12

T. Rowe Price Small Cap Growth Division/(a)/............. 2002      8.93         8.75          90.72
                                                          2003      8.75        12.18       1,207.58
                                                          2004     12.18        13.35       7,339.04
                                                          2005     13.35        14.60      11,013.68
                                                          2006     14.60        14.94      25,240.67

Third Avenue Small Cap Value Division/(a)/............... 2002      9.02         8.24           0.00
                                                          2003      8.24        11.50       1,575.16
                                                          2004     11.50        14.37       3,402.20
                                                          2005     14.37        16.39      14,846.86
                                                          2006     16.39        18.32      31,294.34

Western Asset Management Strategic Bond Opportunities
  Division/(a)/.......................................... 2002     16.24        17.20           0.00
                                                          2003     17.20        19.13       6,448.48
                                                          2004     19.13        20.08      18,309.18
                                                          2005     20.08        20.34      26,774.36
                                                          2006     20.34        21.06      44,725.89

Western Asset Management U.S Government Division/(a)/.... 2002     15.27        15.74           0.00
                                                          2003     15.74        15.80       1,102.58
                                                          2004     15.80        16.03       9,814.61
                                                          2005     16.03        16.05      26,071.81
                                                          2006     16.05        16.47      33,535.79

MetLife Aggressive Allocation Division/(e)/.............. 2005      9.99        11.16       6,449.53
                                                          2006     11.16        12.74      24,157.56

MetLife Conservative Allocation Division/(e)/............ 2005      9.99        10.31          32.51
                                                          2006     10.31        10.88       1,699.76

MetLife Conservative to Moderate Allocation Division/(e)/ 2005      9.99        10.52      14,398.27
                                                          2006     10.52        11.37      32,374.88

MetLife Moderate Allocation Division/(e)/................ 2005      9.99        10.75      13,532.17
                                                          2006     10.75        11.88     150,936.81

MetLife Moderate to Aggressive Allocation Division/(e)/.. 2005      9.99        10.98      48,337.02
                                                          2006     10.98        12.39     217,821.36

                       METLIFE FINANCIAL FREEDOM SELECT
                         0.95 SEPARATE ACCOUNT CHARGE

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
American Funds Bond Division/(f)/...................... 2006   $ 15.09      $ 15.86          0.00

American Funds Global Small Capitalization
  Division/(a)/........................................ 2002     12.26        10.91          0.00
                                                        2003     10.91        16.56          0.00
                                                        2004     16.56        19.77          0.00
                                                        2005     19.77        24.49          0.00
                                                        2006     24.49        30.03          0.00

American Funds Growth Division/(a)/.................... 2002     91.86        88.84          0.00
                                                        2003     88.84       120.09          0.00
                                                        2004    120.09       133.48         93.00
                                                        2005    133.48       153.25        117.55
                                                        2006    153.25       166.90        134.38

American Funds Growth-Income Division/(a)/............. 2002     75.98        71.42         83.36
                                                        2003     71.42        93.45        108.72
                                                        2004     93.45       101.91          0.00
                                                        2005    101.91       106.58          0.00
                                                        2006    106.58       121.32          0.00

BlackRock Bond Income Division/(a)/.................... 2002     44.00        45.76          0.00
                                                        2003     45.76        47.85          0.00
                                                        2004     47.85        49.38          0.00
                                                        2005     49.38        49.97          0.00
                                                        2006     49.97        51.54          0.00

BlackRock Large Cap Division (formerly BlackRock
  Investment Trust Division)/(a)/...................... 2002     54.02        51.32          0.00
                                                        2003     51.32        66.03          0.00
                                                        2004     66.03        72.34          0.00
                                                        2005     72.34        74.03          0.00
                                                        2006     74.03        83.48          0.00

BlackRock Large Cap Value Division/(a)/................ 2002      8.61         7.93          0.00
                                                        2003      7.93        10.64          0.00
                                                        2004     10.64        11.93      1,049.86
                                                        2005     11.93        12.48      1,334.96
                                                        2006     12.48        14.72      1,533.91

BlackRock Legacy Large Cap Growth Division/(a)/........ 2002     21.09        18.47          0.00
                                                        2003     18.47        24.74          0.00
                                                        2004     24.74        26.60          0.00
                                                        2005     26.60        28.13          0.00
                                                        2006     28.13        28.95          0.00

BlackRock Money Market Division/(b)/................... 2003     24.22        24.15          0.00
                                                        2004     24.15        24.10          0.00
                                                        2005     24.10        24.50          0.00
                                                        2006     24.50        25.37          0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
BlackRock Strategic Value Division/(a)/................ 2002    $12.86       $10.94          0.00
                                                        2003     10.94        16.22          0.00
                                                        2004     16.22        18.49        703.07
                                                        2005     18.49        19.03        888.99
                                                        2006     19.03        21.95      1,020.41

Calvert Social Balanced Division/(a)/.................. 2002     18.07        17.75          0.00
                                                        2003     17.75        20.98          0.00
                                                        2004     20.98        22.50          0.00
                                                        2005     22.50        23.55          0.00
                                                        2006     23.55        25.37          0.00

Cyclical Growth ETF Portfolio/(f)/..................... 2006     10.73        11.47          0.00

Cyclical Growth & Income ETF Portfolio/(f)/............ 2006     10.54        11.22          0.00

Davis Venture Value Division/(a)/...................... 2002     22.98        22.41          0.00
                                                        2003     22.41        29.02          0.00
                                                        2004     29.02        32.19          0.00
                                                        2005     32.19        35.07          0.00
                                                        2006     35.07        39.71          0.00

FI Large Cap Division/(f)/............................. 2006     17.85        18.11          0.00

FI Mid Cap Opportunities Division/(a)(c)/.............. 2002     11.50        11.10          0.00
                                                        2003     11.10        14.76          0.00
                                                        2004     14.76        17.09          0.00
                                                        2005     17.09        18.05          0.00
                                                        2006     18.05        19.95          0.00

FI Value Leaders Division/(a)/......................... 2002     20.33        19.36        238.42
                                                        2003     19.36        24.32        340.41
                                                        2004     24.32        27.35          0.00
                                                        2005     27.35        29.92          0.00
                                                        2006     29.92        33.10          0.00

Franklin Templeton Small Cap Growth Division/(a)/...... 2002      6.77         6.28          0.00
                                                        2003      6.28         9.00          0.00
                                                        2004      9.00         9.91          0.00
                                                        2005      9.91        10.25          0.00
                                                        2006     10.25        11.14          0.00

Harris Oakmark Focused Value Division/(a)/............. 2002     23.46        24.19          0.00
                                                        2003     24.19        31.71          0.00
                                                        2004     31.71        34.45          0.00
                                                        2005     34.45        37.43          0.00
                                                        2006     37.43        41.59          0.00

Harris Oakmark International Division/(a)/............. 2002      9.92         8.88          0.00
                                                        2003      8.88        11.87          0.00
                                                        2004     11.87        14.17          0.00
                                                        2005     14.17        16.03          0.00
                                                        2006     16.03        20.47          0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
Harris Oakmark Large Cap Value Division/(a)/........... 2002    $10.17       $ 9.85         0.00
                                                        2003      9.85        12.22         0.00
                                                        2004     12.22        13.46         0.00
                                                        2005     13.46        13.11         0.00
                                                        2006     13.11        15.30         0.00

Lazard Mid Cap Division/(a)/........................... 2002     10.02         9.71       548.23
                                                        2003      9.71        12.14       653.11
                                                        2004     12.14        13.76         0.00
                                                        2005     13.76        14.73         0.00
                                                        2006     14.73        16.73         0.00

Lehman Brothers(R) Aggregate Bond Division/(a)/........ 2002     11.91        12.46         0.00
                                                        2003     12.46        12.76         0.00
                                                        2004     12.76        13.13         0.00
                                                        2005     13.13        13.25         0.00
                                                        2006     13.25        13.62         0.00

Loomis Sayles Small Cap Division/(a)/.................. 2002     19.56        17.88         0.00
                                                        2003     17.88        24.18         0.00
                                                        2004     24.18        27.84         0.00
                                                        2005     27.84        29.42         0.00
                                                        2006     29.42        33.92         0.00

Lord Abbett Bond Debenture Division/(a)/............... 2002     13.63        13.97         0.00
                                                        2003     13.97        16.49         0.00
                                                        2004     16.49        17.67         0.00
                                                        2005     17.67        17.76         0.00
                                                        2006     17.76        19.21         0.00

Met/AIM Small Cap Growth Division/(a)/................. 2002      8.94         8.51         0.00
                                                        2003      8.51        11.71         0.00
                                                        2004     11.71        12.35         0.00
                                                        2005     12.35        13.25         0.00
                                                        2006     13.25        14.98         0.00

MetLife Mid Cap Stock Index Division/(a)/.............. 2002      9.03         8.71         0.00
                                                        2003      8.71        11.61         0.00
                                                        2004     11.61        13.31         0.00
                                                        2005     13.31        14.77         0.00
                                                        2006     14.77        16.07         0.00

MetLife Stock Index Division/(a)/...................... 2002     29.66        28.37         0.00
                                                        2003     28.37        35.93         0.00
                                                        2004     35.93        39.25         0.00
                                                        2005     39.25        40.58         0.00
                                                        2006     40.58        46.30         0.00

MFS Research International Division/(a)/............... 2002      7.84         7.35         0.00
                                                        2003      7.35         9.61         0.00
                                                        2004      9.61        11.38         0.00
                                                        2005     11.38        13.13         0.00
                                                        2006     13.13        16.46         0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
MFS Total Return Division/(a)/......................... 2002    $34.23       $34.05          0.00
                                                        2003     34.05        39.37          0.00
                                                        2004     39.37        43.28          0.00
                                                        2005     43.28        44.10          0.00
                                                        2006     44.10        48.89          0.00

Morgan Stanley EAFE(R) Index Division/(a)/............. 2002      8.00         7.12        330.63
                                                        2003      7.12         9.67        661.18
                                                        2004      9.67        11.43      1,161.83
                                                        2005     11.43        12.79      1,457.54
                                                        2006     12.79        15.89      1,646.37

Neuberger Berman Mid Cap Value Division/(a)/........... 2002     14.20        13.58          0.00
                                                        2003     13.58        18.32          0.00
                                                        2004     18.32        22.25          0.00
                                                        2005     22.25        24.67          0.00
                                                        2006     24.67        27.18          0.00

Neuberger Berman Real Estate Division/(d)/............. 2004      9.99        12.87          0.00
                                                        2005     12.87        14.44          0.00
                                                        2006     14.44        19.68          0.00

Oppenheimer Capital Appreciation Division/(a)/......... 2002      6.58         6.33          0.00
                                                        2003      6.33         8.06          0.00
                                                        2004      8.06         8.50          0.00
                                                        2005      8.50         8.82          0.00
                                                        2006      8.82         9.40          0.00

PIMCO Inflation Protected Bond Division/(f)/........... 2006     11.14        11.28          0.00

PIMCO Total Return Division/(a)/....................... 2002     10.98        11.45        433.98
                                                        2003     11.45        11.83        635.34
                                                        2004     11.83        12.30          0.00
                                                        2005     12.30        12.46          0.00
                                                        2006     12.46        12.90          0.00

RCM Technology Division (formerly RCM Global
  Technology Division)/(a)/............................ 2002      3.69         2.98          0.00
                                                        2003      2.98         4.66          0.00
                                                        2004      4.66         4.41          0.00
                                                        2005      4.41         4.85          0.00
                                                        2006      4.85         5.06          0.00

Russell 2000(R) Index Division/(a)/.................... 2002     10.17         9.44          0.00
                                                        2003      9.44        13.63          0.00
                                                        2004     13.63        15.85          0.00
                                                        2005     15.85        16.38          0.00
                                                        2006     16.38        19.08          0.00

T. Rowe Price Large Cap Growth Division/(a)/........... 2002      9.04         8.83          0.00
                                                        2003      8.83        11.44          0.00
                                                        2004     11.44        12.44          0.00
                                                        2005     12.44        13.10          0.00
                                                        2006     13.10        14.65          0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
T. Rowe Price Mid-Cap Growth Division/(a)/............. 2002    $ 4.86       $ 4.58          0.00
                                                        2003      4.58         6.20          0.00
                                                        2004      6.20         7.24          0.00
                                                        2005      7.24         8.22          0.00
                                                        2006      8.22         8.64          0.00

T. Rowe Price Small Cap Growth Division/(a)/........... 2002      9.08         8.90          0.00
                                                        2003      8.90        12.43          0.00
                                                        2004     12.43        13.67        903.53
                                                        2005     13.67        14.99      1,147.98
                                                        2006     14.99        15.39      1,322.70

Third Avenue Small Cap Value Division/(a)/............. 2002      9.03         8.25          0.00
                                                        2003      8.25        11.56          0.00
                                                        2004     11.56        14.49          0.00
                                                        2005     14.49        16.58          0.00
                                                        2006     16.58        18.58          0.00

Western Asset Management Strategic Bond Opportunities
  Division/(a)/........................................ 2002     16.62        17.63          0.00
                                                        2003     17.63        19.66          0.00
                                                        2004     19.66        20.70          0.00
                                                        2005     20.70        21.03          0.00
                                                        2006     21.03        21.84          0.00

Western Asset Management U.S Government Division/(a)/.. 2002     15.63        16.14          0.00
                                                        2003     16.14        16.24          0.00
                                                        2004     16.24        16.52          0.00
                                                        2005     16.52        16.60          0.00
                                                        2006     16.60        17.08          0.00

MetLife Aggressive Allocation Division/(e)/............ 2005      9.99        11.18          0.00
                                                        2006     11.18        12.81          0.00

MetLife Conservative Allocation Division/(e)/.......... 2005      9.99        10.33          0.00
                                                        2006     10.33        10.93          0.00

MetLife Conservative to Moderate Allocation
  Division/(e)/........................................ 2005      9.99        10.54          0.00
                                                        2006     10.54        11.43          0.00

MetLife Moderate Allocation Division/(e)/.............. 2005      9.99        10.78          0.00
                                                        2006     10.78        11.94          0.00

MetLife Moderate to Aggressive Allocation Division/(e)/ 2005      9.99        11.00          0.00
                                                        2006     11.00        12.45          0.00

                       METLIFE FINANCIAL FREEDOM SELECT
                         0.60 SEPARATE ACCOUNT CHARGE

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
American Funds Bond Division/(f)/...................... 2006   $ 15.57      $ 16.41         0.00

American Funds Global Small Capitalization
  Division/(a)/........................................ 2002     12.44        11.09         0.00
                                                        2003     11.09        16.89         0.00
                                                        2004     16.89        20.24        60.51
                                                        2005     20.24        25.16       128.70
                                                        2006     25.16        30.95       198.08

American Funds Growth Division/(a)/.................... 2002     97.98        94.91         0.00
                                                        2003     94.91       128.75         4.61
                                                        2004    128.75       143.61        20.17
                                                        2005    143.61       165.46        38.07
                                                        2006    165.46       180.83        57.42

American Funds Growth-Income Division/(a)/............. 2002     81.05        76.30         0.00
                                                        2003     76.30       100.19       136.86
                                                        2004    100.19       109.65       232.41
                                                        2005    109.65       115.07       307.05
                                                        2006    115.07       131.44       375.63

BlackRock Bond Income Division/(a)/.................... 2002     47.00        48.96         0.00
                                                        2003     48.96        51.39         0.00
                                                        2004     51.39        53.21        15.09
                                                        2005     53.21        54.03        88.59
                                                        2006     54.03        55.93         0.00

BlackRock Large Cap Division (formerly BlackRock
  Investment Trust Division)/(a)/...................... 2002     57.75        54.95         0.00
                                                        2003     54.95        70.95         0.00
                                                        2004     70.95        78.00         0.00
                                                        2005     78.00        80.11         0.00
                                                        2006     80.11        90.65         0.00

BlackRock Large Cap Value Division/(a)/................ 2002      8.61         7.95         0.00
                                                        2003      7.95        10.70         0.00
                                                        2004     10.70        12.04         0.00
                                                        2005     12.04        12.64         0.00
                                                        2006     12.64        14.97         0.00

BlackRock Legacy Large Cap Growth Division/(a)/........ 2002     21.67        19.00         0.00
                                                        2003     19.00        25.54         0.00
                                                        2004     25.54        27.57         0.00
                                                        2005     27.57        29.25         0.00
                                                        2006     29.25        30.21         0.00

BlackRock Money Market Division/(b)/................... 2003     25.95        25.93         0.00
                                                        2004     25.93        25.97         0.00
                                                        2005     25.97        26.49         0.00
                                                        2006     26.49        27.53         0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
BlackRock Strategic Value Division/(a)/................ 2002    $12.95       $11.03         0.00
                                                        2003     11.03        16.42         0.00
                                                        2004     16.42        18.78         0.00
                                                        2005     18.78        19.40         0.00
                                                        2006     19.40        22.46         0.00

Calvert Social Balanced Division/(a)/.................. 2002     18.69        18.40         0.00
                                                        2003     18.40        21.82         0.00
                                                        2004     21.82        23.48         0.00
                                                        2005     23.48        24.66         0.00
                                                        2006     24.66        26.66         0.00

Cyclical Growth ETF Portfolio/(f)/..................... 2006     10.75        11.53         0.00

Cyclical Growth & Income ETF Portfolio/(f)/............ 2006     10.56        11.27         0.00

Davis Venture Value Division/(a)/...................... 2002     23.61        23.06         0.00
                                                        2003     23.06        29.97         0.00
                                                        2004     29.97        33.35         0.00
                                                        2005     33.35        36.47         0.00
                                                        2006     36.47        41.44         0.00

FI Large Cap Division/(f)/............................. 2006     18.46        18.78         0.00

FI Mid Cap Opportunities Division/(a)(c)/.............. 2002     11.71        11.33         0.00
                                                        2003     11.33        15.12         0.00
                                                        2004     15.12        17.56         0.00
                                                        2005     17.56        18.62         0.00
                                                        2006     18.62        20.65         0.00

FI Value Leaders Division/(a)/......................... 2002     21.00        20.02         0.00
                                                        2003     20.02        25.25         0.00
                                                        2004     25.25        28.49         0.00
                                                        2005     28.49        31.28         0.00
                                                        2006     31.28        34.72         0.00

Franklin Templeton Small Cap Growth Division/(a)/...... 2002      6.80         6.32         0.00
                                                        2003      6.32         9.09       101.01
                                                        2004      9.09        10.04       355.78
                                                        2005     10.04        10.42       551.61
                                                        2006     10.42        11.36       740.59

Harris Oakmark Focused Value Division/(a)/............. 2002     24.23        25.03         0.00
                                                        2003     25.03        32.92        18.37
                                                        2004     32.92        35.88        69.12
                                                        2005     35.88        39.13       130.26
                                                        2006     39.13        43.63       189.05

Harris Oakmark International Division/(a)/............. 2002      9.95         8.91         0.00
                                                        2003      8.91        11.96         0.00
                                                        2004     11.96        14.33         0.00
                                                        2005     14.33        16.27         0.00
                                                        2006     16.27        20.84         0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
Harris Oakmark Large Cap Value Division/(a)/........... 2002    $10.30       $ 9.99          0.00
                                                        2003      9.99        12.44         46.66
                                                        2004     12.44        13.75        178.91
                                                        2005     13.75        13.44        365.40
                                                        2006     13.44        15.75        516.86

Lazard Mid Cap Division/(a)/........................... 2002     10.04         9.76          0.00
                                                        2003      9.76        12.24          0.00
                                                        2004     12.24        13.92          0.00
                                                        2005     13.92        14.95          0.00
                                                        2006     14.95        17.04          0.00

Lehman Brothers(R) Aggregate Bond Division/(a)/........ 2002     12.06        12.65          0.00
                                                        2003     12.65        13.00         89.65
                                                        2004     13.00        13.41        173.19
                                                        2005     13.41        13.58        242.15
                                                        2006     13.58        14.02      1,503.66

Loomis Sayles Small Cap Division/(a)/.................. 2002     20.13        18.44          0.00
                                                        2003     18.44        25.01          0.00
                                                        2004     25.01        28.90          0.00
                                                        2005     28.90        30.64          0.00
                                                        2006     30.64        35.45          0.00

Lord Abbett Bond Debenture Division/(a)/............... 2002     13.93        14.30          0.00
                                                        2003     14.30        16.94          0.00
                                                        2004     16.94        18.21          0.00
                                                        2005     18.21        18.38          0.00
                                                        2006     18.38        19.94          0.00

Met/AIM Small Cap Growth Division/(a)/................. 2002      8.96         8.55          0.00
                                                        2003      8.55        11.81          0.00
                                                        2004     11.81        12.49        130.70
                                                        2005     12.49        13.44        321.15
                                                        2006     13.44        15.26        535.66

MetLife Mid Cap Stock Index Division/(a)/.............. 2002      9.09         8.79          0.00
                                                        2003      8.79        11.76        103.65
                                                        2004     11.76        13.52        194.33
                                                        2005     13.52        15.06        261.98
                                                        2006     15.06        16.44        402.06

MetLife Stock Index Division/(a)/...................... 2002     30.96        29.65          0.00
                                                        2003     29.65        37.69         33.05
                                                        2004     37.69        41.32         91.42
                                                        2005     41.32        42.87        160.04
                                                        2006     42.87        49.09        617.41

MFS Research International Division/(a)/............... 2002      7.88         7.40          0.00
                                                        2003      7.40         9.71          0.00
                                                        2004      9.71        11.54          0.00
                                                        2005     11.54        13.35          0.00
                                                        2006     13.35        16.80          0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
MFS Total Return Division/(a)/......................... 2002    $36.10       $35.97         0.00
                                                        2003     35.97        41.74        24.70
                                                        2004     41.74        46.05        50.36
                                                        2005     46.05        47.08        70.56
                                                        2006     47.08        52.38        72.29

Morgan Stanley EAFE(R) Index Division/(a)/............. 2002      8.10         7.22         0.00
                                                        2003      7.22         9.85         0.00
                                                        2004      9.85        11.68         0.00
                                                        2005     11.68        13.11         0.00
                                                        2006     13.11        16.35       271.79

Neuberger Berman Mid Cap Value Division/(a)/........... 2002     14.38        13.78         0.00
                                                        2003     13.78        18.65         0.00
                                                        2004     18.65        22.74         0.00
                                                        2005     22.74        25.30         0.00
                                                        2006     25.30        27.96         0.00

Neuberger Berman Real Estate Division/(d)/............. 2004      9.99        12.90         0.00
                                                        2005     12.90        14.52         0.00
                                                        2006     14.52        19.87         0.00

Oppenheimer Capital Appreciation Division/(a)/......... 2002      6.61         6.37         0.00
                                                        2003      6.37         8.15         0.00
                                                        2004      8.15         8.62         0.00
                                                        2005      8.62         8.97         0.00
                                                        2006      8.97         9.59         0.00

PIMCO Inflation Protected Bond Division/(f)/........... 2006     11.26        11.43         0.00

PIMCO Total Return Division/(a)/....................... 2002     11.03        11.52         0.00
                                                        2003     11.52        11.95        80.37
                                                        2004     11.95        12.47       170.86
                                                        2005     12.47        12.67       244.94
                                                        2006     12.67        13.17       251.39

RCM Technology Division (formerly RCM Global
  Technology Division)/(a)/............................ 2002      3.71         3.00         0.00
                                                        2003      3.00         4.70         0.00
                                                        2004      4.70         4.47         0.00
                                                        2005      4.47         4.94         0.00
                                                        2006      4.94         5.17         0.00

Russell 2000(R) Index Division/(a)/.................... 2002     10.30         9.58         0.00
                                                        2003      9.58        13.88        90.86
                                                        2004     13.88        16.20       167.76
                                                        2005     16.20        16.79       226.95
                                                        2006     16.79        19.63       232.89

T. Rowe Price Large Cap Growth Division/(a)/........... 2002      9.16         8.96         0.00
                                                        2003      8.96        11.65         0.00
                                                        2004     11.65        12.71         0.00
                                                        2005     12.71        13.43         0.00
                                                        2006     13.43        15.07         0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
FUND NAME                                               YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
---------                                               ---- ------------ ------------ ------------
T. Rowe Price Mid-Cap Growth Division/(a)/............. 2002    $ 4.88       $ 4.61          0.00
                                                        2003      4.61         6.26          0.00
                                                        2004      6.26         7.34          0.00
                                                        2005      7.34         8.36          0.00
                                                        2006      8.36         8.82          0.00

T. Rowe Price Small Cap Growth Division/(a)/........... 2002      9.25         9.09          0.00
                                                        2003      9.09        12.74          0.00
                                                        2004     12.74        14.05          0.00
                                                        2005     14.05        15.46          0.00
                                                        2006     15.46        15.93          0.00

Third Avenue Small Cap Value Division/(a)/............. 2002      9.03         8.27          0.00
                                                        2003      8.27        11.63          0.00
                                                        2004     11.63        14.63          0.00
                                                        2005     14.63        16.79          0.00
                                                        2006     16.79        18.88          0.00

Western Asset Management Strategic Bond Opportunities
  Division/(a)/........................................ 2002     17.08        18.14          0.00
                                                        2003     18.14        20.30          0.00
                                                        2004     20.30        21.45          0.00
                                                        2005     21.45        21.87          0.00
                                                        2006     21.87        22.79          0.00

Western Asset Management U.S Government Division/(a)/.. 2002     16.05        16.60          0.00
                                                        2003     16.60        16.77         56.86
                                                        2004     16.77        17.12        122.11
                                                        2005     17.12        17.26        176.32
                                                        2006     17.26        17.83        181.06

MetLife Aggressive Allocation Division/(e)/............ 2005      9.99        11.21          0.00
                                                        2006     11.21        12.88          0.00

MetLife Conservative Allocation Division/(e)/.......... 2005      9.99        10.35          0.00
                                                        2006     10.35        11.00          0.00

MetLife Conservative to Moderate Allocation
  Division/(e)/........................................ 2005      9.99        10.57          0.00
                                                        2006     10.57        11.50      1,064.53

MetLife Moderate Allocation Division/(e)/.............. 2005      9.99        10.80          0.00
                                                        2006     10.80        12.01          0.00

MetLife Moderate to Aggressive Allocation Division/(e)/ 2005      9.99        11.03          0.00
                                                        2006     11.03        12.52         63.94

--------
/(a)/ The inception date of the Deferred Annuity was July 12, 2002

/(b)/ Inception Date: May 1, 2003

/(c)/ The division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit values and number of accumulation units reflect the history prior to May 1, 2004 of the division which no longer exists.

/(d)/ Inception Date: May 1, 2004.

/(e)/ Inception Date: May 1, 2005.

/(f)/ Inception Date: May 1, 2006.

                                 ANNUAL REPORT

                                      OF

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                                      OF
                      METROPOLITAN LIFE INSURANCE COMPANY
                                      AT
                               DECEMBER 31, 2006

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Metropolitan Life Separate Account E
and the Board of Directors of
New England Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of the Investment Divisions (as disclosed in Appendix A) comprising Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company ("Metropolitan Life") as of December 31, 2006, the related statement of operations for the period in the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions comprising the Separate Account of Metropolitan Life as of December 31, 2006, the results of their operations for the period in the year then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/S/  DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 26, 2007

                                  APPENDIX A


 American Funds Bond Investment         Lehman Brothers Aggregate Bond
 Division                               Index Investment Division
 American Funds Global Small            Loomis Sayles Small Cap Investment
 Capitalization Investment Division     Division
 American Funds Growth and Income       Lord Abbett Bond Debenture Investment
 Investment Division                    Division
 American Funds Growth Investment       Met/AIM Small Cap Growth Investment
 Division                               Division
 BlackRock Large Cap Value Investment   Metlife Aggressive Allocation
 Division                               Investment Division
 BlackRock Aggressive Growth            Metlife Conservative Allocation
 Investment Division                    Investment Division
 BlackRock Bond Income Investment       Metlife Conservative to Moderate
 Division                               Allocation Investment Division
 BlackRock Diversified Investment       MetLife Mid Cap Stock Index
 Division                               Investment Division
 BlackRock Large Cap Investment         Metlife Moderate Allocation
 Division                               Investment Division
 BlackRock Legacy Large Cap Growth      Metlife Moderate to Aggressive
 Investment Division                    Allocation Investment Division
 BlackRock Money Market Investment      MetLife Stock Index Investment
 Division                               Division
 BlackRock Strategic Value Investment   MFS Total Return Investment Division
 Division                               MFS Investors Trust Investment
 Calvert Social Balanced Investment     Division
 Division                               MFS Research International Investment
 Calvert Social Mid Cap Growth          Division
 Investment Division                    Morgan Stanley EAFE Index Investment
 Cyclical Growth and Income ETF         Division
 Investment Division                    Neuberger Berman Mid Cap Value
 Cyclical Growth ETF Investment         Investment Division
 Division                               Neuberger Berman Real Estate
 Davis Venture Value Investment         Investment Division
 Division                               Harris Oakmark Large Cap Value
 FI International Stock Investment      Investment Division
 Division                               Oppenheimer Capital Appreciation
 FI Large Cap Investment Division       Investment Division
 FI Mid Cap Opportunities Investment    PIMCO Inflation Protected Bond
 Division                               Investment Division
 FI Value Leaders Investment Division   PIMCO Total Return Investment Division
 Fidelity Investment Grade Bond         RCM Global Technology Investment
 Investment Division                    Division
 Fidelity Equity-Income Investment      Russell 2000 Index Investment Division
 Division                               T. Rowe Price Large Cap Growth
 Fidelity Growth Investment Division    Investment Division
 Fidelity Money Market Investment       T. Rowe Price Mid Cap Growth
 Division                               Investment Division
 Fidelity Overseas Investment Division  T. Rowe Price Small Cap Growth
 Franklin Templeton Small Cap Growth    Investment Division
 Investment Division                    Third Avenue Small Cap Value
 Oppenheimer Global Equity Investment   Investment Division
 Division                               Variable B Investment Division
 Harris Oakmark Focused Value           Variable C Investment Division
 Investment Division                    Western Asset Management Strategic
 Harris Oakmark International           Bond Opportunities Investment Division
 Investment Division                    Western Asset Management U.S.
 Jennison Growth Investment Division    Government Investment Division
 Lazard Mid Cap Investment Division
 Legg Mason Value Equity Investment
 Division
 Legg Mason Aggressive Growth
 Investment Division

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2006

                                                          BLACKROCK
                                                          LARGE CAP          VARIABLE B
                                                     INVESTMENT DIVISION INVESTMENT DIVISION
                                                     ------------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
BlackRock Large Cap Portfolio
 38,784,169 shares; cost $1,270,408,523.............  $  1,213,697,639    $              --
BlackRock Large Cap Portfolio
 1,024,447 shares; cost $33,901,415.................                --           32,075,445
BlackRock Large Cap Portfolio
 72,022 shares; cost $1,823,176.....................                --                   --
BlackRock Diversified Portfolio
 72,921,431 shares; cost $1,222,015,130.............                --                   --
BlackRock Aggressive Growth Portfolio
 27,477,477 shares; cost $634,764,643...............                --                   --
MetLife Stock Index Portfolio
 94,515,365 shares; cost $2,885,828,342.............                --                   --
FI International Stock Portfolio
 19,072,085 shares; cost $201,333,294...............                --                   --
FI Mid Cap Opportunities Portfolio
 33,947,556 shares; cost $695,860,403...............                --                   --
T. Rowe Price Small Cap Growth Portfolio
 15,441,338 shares; cost $180,182,299...............                --                   --
Oppenheimer Global Equity Portfolio
 14,926,243 shares; cost $196,177,982...............                --                   --
Harris Oakmark Large Cap Value Portfolio
 28,242,062 shares; cost $337,512,670...............                --                   --
Neuberger Berman Mid Cap Value Portfolio
 27,556,282 shares; cost $510,199,824...............                --                   --
T. Rowe Price Large Cap Growth Portfolio
 14,478,327 shares; cost $177,193,328...............                --                   --
Lehman Brothers Aggregate Bond Index Portfolio
 79,551,816 shares; cost $849,536,072...............                --                   --
Morgan Stanley EAFE Index Portfolio
 26,691,198 shares; cost $283,393,619...............                --                   --
Russell 2000 Index Portfolio
 20,470,593 shares; cost $248,567,978...............                --                   --
Jennison Growth Portfolio
 3,089,876 shares; cost $34,120,135.................                --                   --
BlackRock Strategic Value Portfolio
 32,894,934 shares; cost $523,102,133...............                --                   --
MetLife Mid Cap Stock Index Portfolio
 23,020,958 shares; cost $286,246,272...............                --                   --
Franklin Templeton Small Cap Growth Portfolio
 4,564,443 shares; cost $45,201,569.................                --                   --
BlackRock Large Cap Value Portfolio
 13,041,491 shares; cost $160,509,189...............                --                   --
BlackRock Bond Income Portfolio
 4,589,489 shares; cost $495,570,329................                --                   --
BlackRock Money Market Portfolio
 298,694 shares; cost $29,869,403...................                --                   --
Davis Venture Value Portfolio
 14,268,986 shares; cost $399,738,138...............                --                   --
Loomis Sayles Small Cap Portfolio
 408,104 shares; cost $91,866,158...................                --                   --
                                                      ----------------    -----------------
Total investments...................................     1,213,697,639           32,075,445
Due from Metropolitan Life Insurance Company........                22                   --
                                                      ----------------    -----------------
Total Assets........................................     1,213,697,661           32,075,445
LIABILITIES:
Due to Metropolitan Life Insurance Company..........              (121)                  --
                                                      ----------------    -----------------
NET ASSETS..........................................  $  1,213,697,540    $      32,075,445
                                                      ================    =================
Outstanding Units...................................        30,422,708              202,085
Unit Fair Values....................................  $13.80 to $82.16    $45.46 to $169.07

  The accompanying notes are an integral part of these financial statements.

                         BLACKROCK           BLACKROCK            METLIFE               FI              FI MID CAP
    VARIABLE C          DIVERSIFIED      AGGRESSIVE GROWTH      STOCK INDEX     INTERNATIONAL STOCK    OPPORTUNITIES
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
$               --   $             --    $             --    $             --    $             --    $             --
                --                 --                  --                  --                  --                  --
         2,255,006                 --                  --                  --                  --                  --
                --      1,283,710,537                  --                  --                  --                  --
                --                 --         657,496,903                  --                  --                  --
                --                 --                  --       3,412,276,818                  --                  --
                --                 --                  --                  --         294,564,006                  --
                --                 --                  --                  --                  --         662,043,243
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
------------------   ----------------    ----------------    ----------------    ----------------    ----------------
         2,255,006      1,283,710,537         657,496,903       3,412,276,818         294,564,006         662,043,243
                --                 --                  --                  --                  --                  --
------------------   ----------------    ----------------    ----------------    ----------------    ----------------
         2,255,006      1,283,710,537         657,496,903       3,412,276,818         294,564,006         662,043,243
                --                 --                (287)               (370)               (513)               (174)
------------------   ----------------    ----------------    ----------------    ----------------    ----------------
$        2,255,006   $  1,283,710,537    $    657,496,616    $  3,412,276,448    $    294,563,493    $    662,043,069
==================   ================    ================    ================    ================    ================
            11,969         37,524,987          19,462,810          78,739,098          14,686,869          33,093,245
$169.07 to $207.39   $13.19 to $48.72    $14.68 to $49.89    $12.91 to $49.92    $15.35 to $21.74    $13.33 to $20.62

   T. ROWE PRICE
 SMALL CAP GROWTH
INVESTMENT DIVISION
-------------------
 $             --
               --
               --
               --
               --
               --
               --
               --
      241,933,841
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
 ----------------
      241,933,841
              287
 ----------------
      241,934,128
             (171)
 ----------------
 $    241,933,957
 ================
       15,920,124
 $13.48 to $16.09

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                         OPPENHEIMER       HARRIS OAKMARK
                                                        GLOBAL EQUITY      LARGE CAP VALUE
                                                     INVESTMENT DIVISION INVESTMENT DIVISION
                                                     ------------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND')
BlackRock Large Cap Portfolio
 38,784,169 shares; cost $1,270,408,523.............  $             --    $             --
BlackRock Large Cap Portfolio
 1,024,447 shares; cost $33,901,415.................                --                  --
BlackRock Large Cap Portfolio
 72,022 shares; cost $1,823,176.....................                --                  --
BlackRock Diversified Portfolio
 72,921,431 shares; cost $1,222,015,130.............                --                  --
BlackRock Aggressive Growth Portfolio
 27,477,477 shares; cost $634,764,643...............                --                  --
MetLife Stock Index Portfolio
 94,515,365 shares; cost $2,885,828,342.............                --                  --
FI International Stock Portfolio
 19,072,085 shares; cost $201,333,294...............                --                  --
FI Mid Cap Opportunities Portfolio
 33,947,556 shares; cost $695,860,403...............                --                  --
T. Rowe Price Small Cap Growth Portfolio
 15,441,338 shares; cost $180,182,299...............                --                  --
Oppenheimer Global Equity Portfolio
 14,926,243 shares; cost $196,177,982...............       251,447,003                  --
Harris Oakmark Large Cap Value Portfolio
 28,242,062 shares; cost $337,512,670...............                --         432,262,259
Neuberger Berman Mid Cap Value Portfolio
 27,556,282 shares; cost $510,199,824...............                --                  --
T. Rowe Price Large Cap Growth Portfolio
 14,478,327 shares; cost $177,193,328...............                --                  --
Lehman Brothers Aggregate Bond Index Portfolio
 79,551,816 shares; cost $849,536,072...............                --                  --
Morgan Stanley EAFE Index Portfolio
 26,691,198 shares; cost $283,393,619...............                --                  --
Russell 2000 Index Portfolio
 20,470,593 shares; cost $248,567,978...............                --                  --
Jennison Growth Portfolio
 3,089,876 shares; cost $34,120,135.................                --                  --
BlackRock Strategic Value Portfolio
 32,894,934 shares; cost $523,102,133...............                --                  --
MetLife Mid Cap Stock Index Portfolio
 23,020,958 shares; cost $286,246,272...............                --                  --
Franklin Templeton Small Cap Growth Portfolio
 4,564,443 shares; cost $45,201,569.................                --                  --
BlackRock Large Cap Value Portfolio
 13,041,491 shares; cost $160,509,189...............                --                  --
BlackRock Bond Income Portfolio
 4,589,489 shares; cost $495,570,329................                --                  --
BlackRock Money Market Portfolio
 298,694 shares; cost $29,869,403...................                --                  --
Davis Venture Value Portfolio
 14,268,986 shares; cost $399,738,138...............                --                  --
Loomis Sayles Small Cap Portfolio
 408,104 shares; cost $91,866,158...................                --                  --
                                                      ----------------    ----------------
Total investments...................................       251,447,003         432,262,259
Due from Metropolitan Life Insurance Company........                --                  --
                                                      ----------------    ----------------
Total Assets........................................       251,447,003         432,262,259
LIABILITIES:
Due to Metropolitan Life Insurance Company..........              (157)                (99)
                                                      ----------------    ----------------
NET ASSETS..........................................  $    251,446,846    $    432,262,160
                                                      ================    ================
Outstanding Units...................................        12,575,044          28,712,177
Unit Fair Values....................................  $15.47 to $20.69    $12.48 to $15.88

  The accompanying notes are an integral part of these financial statements.

 NEUBERGER BERMAN      T. ROWE PRICE      LEHMAN BROTHERS      MORGAN STANLEY          RUSSELL            JENNISON
   MID CAP VALUE     LARGE CAP GROWTH   AGGREGATE BOND INDEX     EAFE INDEX          2000 INDEX            GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
 $             --    $             --     $             --    $             --    $             --     $            --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
      583,684,287                  --                   --                  --                  --                  --
               --         220,662,277                   --                  --                  --                  --
               --                  --          849,544,019                  --                  --                  --
               --                  --                   --         424,305,466                  --                  --
               --                  --                   --                  --         319,432,706                  --
               --                  --                   --                  --                  --          39,203,857
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
 ----------------    ----------------     ----------------    ----------------    ----------------     ---------------
      583,684,287         220,662,277          849,544,019         424,305,466         319,432,706          39,203,857
               --                  --                   --                  --                  --                  --
 ----------------    ----------------     ----------------    ----------------    ----------------     ---------------
      583,684,287         220,662,277          849,544,019         424,305,466         319,432,706          39,203,857
             (718)               (159)                (333)               (162)               (203)               (218)
 ----------------    ----------------     ----------------    ----------------    ----------------     ---------------
 $    583,683,569    $    220,662,118     $    849,543,686    $    424,305,304    $    319,432,503     $    39,203,639
 ================    ================     ================    ================    ================     ===============
       21,851,504          15,304,972           63,513,866          27,068,654          16,898,875           7,806,353
 $14.20 to $28.20    $12.95 to $14.90     $10.74 to $14.13    $14.24 to $19.48    $16.66 to $19.79     $4.65 to $12.47

     BLACKROCK
  STRATEGIC VALUE
INVESTMENT DIVISION
-------------------
 $             --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
      580,737,476
               --
               --
               --
               --
               --
               --
               --
 ----------------
      580,737,476
               --
 ----------------
      580,737,476
              (65)
 ----------------
 $    580,737,411
 ================
       26,813,221
 $15.78 to $22.61

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                       METLIFE MID CAP   FRANKLIN TEMPLETON
                                                         STOCK INDEX      SMALL CAP GROWTH
                                                     INVESTMENT DIVISION INVESTMENT DIVISION
                                                     ------------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
BlackRock Large Cap Portfolio
 38,784,169 shares; cost $1,270,408,523.............  $             --    $             --
BlackRock Large Cap Portfolio
 1,024,447 shares; cost $33,901,415.................                --                  --
BlackRock Large Cap Portfolio
 72,022 shares; cost $1,823,176.....................                --                  --
BlackRock Diversified Portfolio
 72,921,431 shares; cost $1,222,015,130.............                --                  --
BlackRock Aggressive Growth Portfolio
 27,477,477 shares; cost $634,764,643...............                --                  --
MetLife Stock Index Portfolio
 94,515,365 shares; cost $2,885,828,342.............                --                  --
FI International Stock Portfolio
 19,072,085 shares; cost $201,333,294...............                --                  --
FI Mid Cap Opportunities Portfolio
 33,947,556 shares; cost $695,860,403...............                --                  --
T. Rowe Price Small Cap Growth Portfolio
 15,441,338 shares; cost $180,182,299...............                --                  --
Oppenheimer Global Equity Portfolio
 14,926,243 shares; cost $196,177,982...............                --                  --
Harris Oakmark Large Cap Value Portfolio
 28,242,062 shares; cost $337,512,670...............                --                  --
Neuberger Berman Mid Cap Value Portfolio
 27,556,282 shares; cost $510,199,824...............                --                  --
T. Rowe Price Large Cap Growth Portfolio
 14,478,327 shares; cost $177,193,328...............                --                  --
Lehman Brothers Aggregate Bond Index Portfolio
 79,551,816 shares; cost $849,536,072...............                --                  --
Morgan Stanley EAFE Index Portfolio
 26,691,198 shares; cost $283,393,619...............                --                  --
Russell 2000 Index Portfolio
 20,470,593 shares; cost $248,567,978...............                --                  --
Jennison Growth Portfolio
 3,089,876 shares; cost $34,120,135.................                --                  --
BlackRock Strategic Value Portfolio
 32,894,934 shares; cost $523,102,133...............                --                  --
MetLife Mid Cap Stock Index Portfolio
 23,020,958 shares; cost $286,246,272...............       335,946,087                  --
Franklin Templeton Small Cap Growth Portfolio
 4,564,443 shares; cost $45,201,569.................                --          49,635,200
BlackRock Large Cap Value Portfolio
 13,041,491 shares; cost $160,509,189...............                --                  --
BlackRock Bond Income Portfolio
 4,589,489 shares; cost $495,570,329................                --                  --
BlackRock Money Market Portfolio
 298,694 shares; cost $29,869,403...................                --                  --
Davis Venture Value Portfolio
 14,268,986 shares; cost $399,738,138...............                --                  --
Loomis Sayles Small Cap Portfolio
 408,104 shares; cost $91,866,158...................                --                  --
                                                      ----------------    ----------------
Total investments...................................       335,946,087          49,635,200
Due from Metropolitan Life Insurance Company........                --                  --
                                                      ----------------    ----------------
Total Assets........................................       335,946,087          49,635,200
LIABILITIES:
Due to Metropolitan Life Insurance Company..........              (241)                (96)
                                                      ----------------    ----------------
NET ASSETS..........................................  $    335,945,846    $     49,635,104
                                                      ================    ================
Outstanding Units...................................        21,158,755           4,513,538
Unit Fair Values....................................  $13.61 to $16.55    $10.33 to $12.64

  The accompanying notes are an integral part of these financial statements.

     BLACKROCK           BLACKROCK           BLACKROCK             DAVIS           LOOMIS SAYLES
  LARGE CAP VALUE       BOND INCOME        MONEY MARKET        VENTURE VALUE         SMALL CAP
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- -------------------
 $             --    $             --    $             --    $             --    $             --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
      179,447,573                  --                  --                  --                  --
               --         496,636,591                  --                  --                  --
               --                  --          29,869,403                  --                  --
               --                  --                  --         499,121,572                  --
               --                  --                  --                  --         101,108,900
 ----------------    ----------------    ----------------    ----------------    ----------------
      179,447,573         496,636,591          29,869,403         499,121,572         101,108,900
               --                  --                  --                  --                  --
 ----------------    ----------------    ----------------    ----------------    ----------------
      179,447,573         496,636,591          29,869,403         499,121,572         101,108,900
             (184)               (122)                 --              (1,018)               (233)
 ----------------    ----------------    ----------------    ----------------    ----------------
 $    179,447,389    $    496,636,469    $     29,869,403    $    499,120,554    $    101,108,667
 ================    ================    ================    ================    ================
       12,384,350          15,090,608           1,356,596          13,009,427           3,097,546
 $13.60 to $15.04    $11.91 to $57.26    $18.95 to $24.22    $13.39 to $41.95    $13.75 to $35.91

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                                             WESTERN ASSET
                                                                    HARRIS OAKMARK             MANAGEMENT
                                                                     FOCUSED VALUE    STRATEGIC BOND OPPORTUNITIES
                                                                  INVESTMENT DIVISION     INVESTMENT DIVISION
                                                                  ------------------- ----------------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
Harris Oakmark Focused Value Portfolio
 1,567,645 shares; cost $349,308,073.............................  $    418,653,371         $             --
Western Asset Mgmt Strategic Bond Opportunities Portfolio
 22,463,324 shares; cost $280,820,622............................                --              281,812,474
Western Asset Mgmt U.S. Government Portfolio
 16,492,742 shares; cost $201,075,768............................                --                       --
FI Values Leaders Portfolio
 481,730 shares; cost $90,752,858................................                --                       --
MFS Total Return Portfolio
 757,059 shares; cost $106,826,144...............................                --                       --
BlackRock Legacy Large Cap Growth Portfolio
 995,055 shares; cost $20,794,360................................                --                       --
MetLife Conservative Allocation Portfolio
 3,960,392 shares; cost $40,552,380..............................                --                       --
MetLife Conservative to Moderate Allocation Portfolio
 19,256,654 shares; cost $203,967,153............................                --                       --
MetLife Moderate Allocation Portfolio
 42,160,217 shares; cost $459,205,698............................                --                       --
MetLife Moderate to Aggressive Allocation Portfolio
 33,608,157 shares; cost $377,978,554............................                --                       --
MetLife Aggressive Allocation Portfolio
 3,524,840 shares; cost $40,259,651..............................                --                       --
FI Large Cap Portfolio
 188,158 shares; cost $2,643,657.................................                --                       --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY VIP FUNDS")
Fidelity VIP Money Market Portfolio
 11,180,161 shares; cost $11,180,161.............................                --                       --
Fidelity VIP Equity-Income Portfolio
 5,046,088 shares; cost $116,851,890.............................                --                       --
Fidelity VIP Growth Portfolio
 3,564,830 shares; cost $143,207,753.............................                --                       --
Fidelity VIP Overseas Portfolio
 1,657,140 shares; cost $25,648,151..............................                --                       --
Fidelity VIP Investment Grade Bond Portfolio
 1,523,725 shares; cost $19,829,338..............................                --                       --
CALVERT VARIABLE SERIES, INC. ("CALVERT FUND")
Calvert Social Balanced Portfolio
 31,066,867 shares; cost $60,267,753.............................                --                       --
Calvert Social Mid Cap Growth Portfolio
 422,761 shares; cost $9,948,855.................................                --                       --
                                                                   ----------------         ----------------
Total investments................................................       418,653,371              281,812,474
Due from Metropolitan Life Insurance Company.....................                --                       --
                                                                   ----------------         ----------------
Total assets.....................................................       418,653,371              281,812,474
LIABILITIES
Due to Metropolitan Life Insurance Company.......................               (41)                    (347)
                                                                   ----------------         ----------------
NET ASSETS.......................................................  $    418,653,330         $    281,812,127
                                                                   ================         ================
Outstanding Units................................................        10,325,748               13,411,635
Unit Fair Values.................................................  $13.34 to $44.24         $11.23 to $23.07


  The accompanying notes are an integral part of these financial statements.

   WESTERN ASSET                                                 BLACKROCK            METLIFE             METLIFE
    MANAGEMENT              FI                  MFS            LEGACY LARGE        CONSERVATIVE       CONSERVATIVE TO
  U.S. GOVERNMENT      VALUE LEADERS       TOTAL RETURN         CAP GROWTH          ALLOCATION      MODERATE ALLOCATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
 $             --    $             --    $             --    $             --    $             --    $             --
               --                  --                  --                  --                  --                  --
      202,291,070                  --                  --                  --                  --                  --
               --         100,021,609                  --                  --                  --                  --
               --                  --         117,960,982                  --                  --                  --
               --                  --                  --          22,123,871                  --                  --
               --                  --                  --                  --          41,777,696                  --
               --                  --                  --                  --                  --         212,346,265
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
 ----------------    ----------------    ----------------    ----------------    ----------------    ----------------
      202,291,070         100,021,609         117,960,982          22,123,871          41,777,696         212,346,265
               --                  --                  --                  --                  --                  --
 ----------------    ----------------    ----------------    ----------------    ----------------    ----------------
      202,291,070         100,021,609         117,960,982          22,123,871          41,777,696         212,346,265
             (585)                (93)               (458)               (248)               (171)             (1,061)
 ----------------    ----------------    ----------------    ----------------    ----------------    ----------------
 $    202,290,485    $    100,021,516    $    117,960,524    $     22,123,623          41,777,525         212,345,204
 ================    ================    ================    ================    ================    ================
       12,285,154           3,178,325           3,947,313           1,062,045           3,839,929          18,680,783
 $10.63 to $18.04    $13.63 to $35.20    $12.31 to $53.42    $11.95 to $28.26    $10.70 to $11.02    $11.18 to $11.52

      METLIFE
MODERATE ALLOCATION
INVESTMENT DIVISION
-------------------
 $             --
               --
               --
               --
               --
               --
               --
               --
      484,210,161
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
 ----------------
      484,210,161
               --
 ----------------
      484,210,161
             (342)
 ----------------
      484,209,819
 ================
       40,790,100
 $11.68 to $12.03

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                               METLIFE                     METLIFE
                                                                  MODERATE TO AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION
                                                                         INVESTMENT DIVISION         INVESTMENT DIVISION
                                                                  --------------------------------- ---------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
Harris Oakmark Focused Value Portfolio
 1,567,645 shares; cost $349,308,073.............................         $             --            $             --
Western Asst Mgmt Strategic Bond Opportunities Portfolio
 22,463,324 shares; cost $280,820,622............................                       --                          --
Western Asst Mgmt U.S. Government Portfolio
 16,492,742 shares; cost $201,075,768............................                       --                          --
FI Values Leaders Portfolio
 481,730 shares; cost $90,752,858................................                       --                          --
MFS Total Return Portfolio
 757,059 shares; cost $106,826,144...............................                       --                          --
BlackRock Legacy Large Cap Growth Portfolio
 995,055 shares; cost $20,794,360................................                       --                          --
MetLife Conservative Allocation Portfolio
 3,960,392 shares; cost $40,552,380..............................                       --                          --
MetLife Conservative to Moderate Allocation Portfolio
 19,256,654 shares; cost $203,967,153............................                       --                          --
MetLife Moderate Allocation Portfolio
 42,160,217 shares; cost $459,205,698............................                       --                          --
MetLife Moderate to Aggressive Allocation Portfolio
 33,608,157 shares; cost $377,978,554............................              401,420,316                          --
MetLife Aggressive Allocation Portfolio
 3,524,840 shares; cost $40,259,651..............................                       --                  43,191,989
FI Large Cap Portfolio
 188,158 shares; cost $2,643,657.................................                       --                          --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY VIP FUNDS")
Fidelity VIP Money Market Portfolio
 11,180,161 shares; cost $11,180,161.............................                       --                          --
Fidelity VIP Equity-Income Portfolio
 5,046,088 shares; cost $116,851,890.............................                       --                          --
Fidelity VIP Growth Portfolio
 3,564,830 shares; cost $143,207,753.............................                       --                          --
Fidelity VIP Overseas Portfolio
 1,657,140 shares; cost $25,648,151..............................                       --                          --
Fidelity VIP Investment Grade Bond Portfolio
 1,523,725 shares; cost $19,829,338..............................                       --                          --
CALVERT VARIABLE SERIES, INC. ("CALVERT FUND")
Calvert Social Balanced Portfolio
 31,066,867 shares; cost $60,267,753.............................                       --                          --
Calvert Social Mid Cap Growth Portfolio
 422,761 shares; cost $9,948,855.................................                       --                          --
                                                                          ----------------            ----------------
Total investments................................................              401,420,316                  43,191,989
Due from Metropolitan Life Insurance Company.....................                       --                          --
                                                                          ----------------            ----------------
Total assets.....................................................              401,420,316                  43,191,989
LIABILITIES
Due to Metropolitan Life Insurance Company.......................                   (3,045)                        (95)
                                                                          ----------------            ----------------
NET ASSETS.......................................................              401,417,271                  43,191,894
                                                                          ================            ================
Outstanding Units................................................               32,440,518                   3,386,241
Unit Fair Values.................................................         $12.18 to $12.55            $12.53 to $12.91

  The accompanying notes are an integral part of these financial statements.

        FI               FIDELITY            FIDELITY            FIDELITY            FIDELITY             FIDELITY
     LARGE CAP         MONEY MARKET        EQUITY-INCOME          GROWTH             OVERSEAS       INVESTMENT GRADE BOND
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- ---------------------
 $             --       $        --        $         --        $         --         $        --          $        --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
        2,830,188                --                  --                  --                  --                   --
               --        11,180,161                  --                  --                  --                   --
               --                --         132,207,499                  --                  --                   --
               --                --                  --         127,870,436
               --                --                  --                  --          39,721,653                   --
               --                --                  --                  --                  --           19,442,734
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
 ----------------       -----------        ------------        ------------         -----------          -----------
        2,830,188        11,180,161         132,207,499         127,870,436          39,721,653           19,442,734
               --                --                  --                  --                  --                   --
 ----------------       -----------        ------------        ------------         -----------          -----------
        2,830,188        11,180,161         132,207,499         127,870,436          39,721,653           19,442,734
              (31)               --                  --                  --                  --                   --
 ----------------       -----------        ------------        ------------         -----------          -----------
        2,830,157        11,180,161         132,207,499         127,870,436          39,721,653           19,442,734
 ================       ===========        ============        ============         ===========          ===========
          161,937           692,783           2,516,843           3,115,761           1,300,083              809,998
 $15.92 to $18.31       $     16.14        $      52.53        $      41.04         $     30.55          $     24.00

  CALVERT SOCIAL
     BALANCED
INVESTMENT DIVISION
-------------------
 $             --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --

               --
               --
       63,065,741
               --
 ----------------
       63,065,741
               --
 ----------------
       63,065,741
             (178)
 ----------------
       63,065,563
 ================
        2,131,161
 $23.31 to $30.39

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                  CALVERT SOCIAL MID
                                                                      CAP GROWTH
                                                                  INVESTMENT DIVISION
                                                                  -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
Harris Oakmark Focused Value Portfolio
 1,567,645 shares; cost $349,308,073.............................     $        --
Western Asst Mgmt Strategic Bond Opportunities Portfolio
 22,463,324 shares; cost $280,820,622............................              --
Western Asst Mgmt U.S. Government Portfolio
 16,492,742 shares; cost $201,075,768............................              --
FI Values Leaders Portfolio
 481,730 shares; cost $90,752,858................................              --
MFS Total Return Portfolio
 757,059 shares; cost $106,826,144...............................              --
BlackRock Legacy Large Cap Growth Portfolio
 995,055 shares; cost $20,794,360................................              --
MetLife Conservative Allocation Portfolio
 3,960,392 shares; cost $40,552,380..............................              --
MetLife Conservative to Moderate Allocation Portfolio
 19,256,654 shares; cost $203,967,153............................              --
MetLife Moderate Allocation Portfolio
 42,160,217 shares; cost $459,205,698............................              --
MetLife Moderate to Aggressive Allocation Portfolio
 33,608,157 shares; cost $377,978,554............................              --
MetLife Aggressive Allocation Portfolio
 3,524,840 shares; cost $40,259,651..............................              --
FI Large Cap Portfolio
 188,158 shares; cost $2,643,657.................................              --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY VIP FUNDS")
Fidelity VIP Money Market Portfolio
 11,180,161 shares; cost $11,180,161.............................              --
Fidelity VIP Equity-Income Portfolio
 5,046,088 shares; cost $116,851,890.............................              --
Fidelity VIP Growth Portfolio
 3,564,830 shares; cost $143,207,753.............................
Fidelity VIP Overseas Portfolio
 1,657,140 shares; cost $25,648,151..............................              --
Fidelity VIP Investment Grade Bond Portfolio
 1,523,725 shares; cost $19,829,338..............................              --
CALVERT VARIABLE SERIES, INC. ("CALVERT FUND")
Calvert Social Balanced Portfolio
 31,066,867 shares; cost $60,267,753.............................              --
Calvert Social Mid Cap Growth Portfolio
 422,761 shares; cost $9,948,855.................................      11,959,917
                                                                      -----------
Total investments................................................      11,959,917
Due from Metropolitan Life Insurance Company.....................              --
                                                                      -----------
Total assets.....................................................      11,959,917
LIABILITIES
Due to Metropolitan Life Insurance Company.......................              --
                                                                      -----------
NET ASSETS.......................................................      11,959,917
                                                                      ===========
Outstanding Units................................................         419,490
Unit Fair Values.................................................     $     28.51


  The accompanying notes are an integral part of these financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                         LORD ABBETT        MFS RESEARCH
                                                       BOND DEBENTURE       INTERNATIONAL
                                                     INVESTMENT DIVISION INVESTMENT DIVISION
                                                     ------------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
Lord Abbett Bond Debenture Portfolio
 16,916,616 shares; cost $202,775,306...............  $    210,830,212    $             --
MFS Research International Portfolio
 9,820,318 shares; cost $129,700,131................                --         147,231,396
T. Rowe Price Mid Cap Growth Portfolio
 13,687,544 shares; cost $106,211,612...............                --                  --
PIMCO Total Return Portfolio
 37,293,027 shares; cost $429,147,320...............                --                  --
RCM Global Technology Portfolio
 9,563,158 shares; cost $45,518,800.................                --                  --
Lazard Mid Cap Portfolio
 4,018,222 shares; cost $53,322,682.................                --                  --
Met/AIM Small Cap Growth Portfolio
 1,930,410 shares; cost $24,926,573.................                --                  --
Harris Oakmark International Portfolio
 18,093,305 shares; cost $291,793,124...............                --                  --
Oppenheimer Capital Appreciation Portfolio
 1,387,117 shares; cost $12,078,851.................                --                  --
Legg Mason Aggressive Growth Portfolio
 3,986,486 shares; cost $31,374,353.................                --                  --
Third Avenue Small Cap Value Portfolio
 278,138 shares; cost $4,509,157....................                --                  --
Neuberger Berman Real Estate Portfolio
 21,158,123 shares; cost $303,402,290...............                --                  --
Legg Mason Value Equity Portfolio
 3,104,923 shares; cost $32,684,789.................
Cyclical Growth ETF Portfolio
 324,202 shares; cost $3,513,209....................                --                  --
Cyclical Growth and Income ETF Portfolio
 268,070 shares; cost $2,849,967....................                --                  --
PIMCO Inflation Protected Bond Portfolio
 1,356,218 shares; cost $13,692,508.................                --                  --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUNDS")
American Funds Growth Portfolio
 17,649,409 shares; cost $869,015,103...............                --                  --
American Funds Growth and Income Portfolio
 19,570,983 shares; cost $665,185,498...............                --                  --
American Funds Global Small Capitalization Portfolio
 20,343,116 shares; cost $388,582,707...............                --                  --
American Funds Bond Portfolio
 4,876,089 shares; cost $55,091,206.................                --                  --
                                                      ----------------    ----------------
Total investments...................................       210,830,212         147,231,396
Due from Metropolitan Life Insurance Company........                --                  --
                                                      ----------------    ----------------
Total assets........................................       210,830,212         147,231,396
LIABILITIES
Due to Metropolitan Life Insurance Company..........              (255)               (333)
                                                      ----------------    ----------------
NET ASSETS..........................................       210,829,957    $    147,231,063
                                                      ================    ================
Outstanding.........................................        13,210,287           8,960,338
Unit Fair Values....................................  $11.69 to $20.16    $15.21 to $17.32

  The accompanying notes are an integral part of these financial statements.

   T. ROWE PRICE           PIMCO            RCM GLOBAL            LAZARD              MET/AIM         HARRIS OAKMARK
  MID CAP GROWTH       TOTAL RETURN         TECHNOLOGY            MID-CAP        SMALL CAP GROWTH      INTERNATIONAL
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
  $            --    $             --     $           --     $             --    $             --    $             --
               --                  --                 --                   --                  --                  --
      118,849,966                  --                 --                   --                  --                  --
               --         438,011,525                 --                   --                  --                  --
               --                  --         51,235,939                   --                  --                  --
               --                  --                 --           54,993,164                  --                  --
               --                  --                 --                   --          25,970,826                  --
               --                  --                 --                   --                  --         341,782,189
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
  ---------------    ----------------     --------------     ----------------    ----------------    ----------------
      118,849,966         438,011,525         51,235,939           54,993,164          25,970,826         341,782,189
               --                  --                 --                   --                  --                  --
  ---------------    ----------------     --------------     ----------------    ----------------    ----------------
      118,849,966         438,011,525         51,235,939           54,993,164          25,970,826         341,782,189
             (172)               (438)              (151)                (298)                (90)               (256)
  ---------------    ----------------     --------------     ----------------    ----------------    ----------------
  $   118,849,794    $    438,011,087     $   51,235,788     $     54,992,866    $     25,970,736    $    341,781,933
  ===============    ================     ==============     ================    ================    ================
       13,821,848          34,594,371          9,455,156            3,342,852           1,763,663          16,996,340
  $7.99 to $13.82    $10.91 to $13.25     $4.68 to $6.24     $13.18 to $16.84    $13.18 to $15.26    $16.51 to $20.96

    OPPENHEIMER
CAPITAL APPRECIATION
INVESTMENT DIVISION
--------------------
  $            --
               --
               --
               --
               --
               --
               --
               --
       12,773,920
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
  ---------------
       12,773,920
               --
  ---------------
       12,773,920
             (149)
  ---------------
  $    12,773,771
  ===============
        1,339,707
  $8.74 to $11.66

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                         LEGG MASON         THIRD AVENUE
                                                      AGGRESSIVE GROWTH    SMALL CAP VALUE
                                                     INVESTMENT DIVISION INVESTMENT DIVISION
                                                     ------------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
Lord Abbett Bond Debenture Portfolio
 16,916,616 shares; cost $202,775,306...............   $            --    $             --
MFS Research International Portfolio
 9,820,318 shares; cost $129,700,131................                --                  --
T. Rowe Price Mid Cap Growth Portfolio
 13,687,544 shares; cost $106,211,612...............                --                  --
PIMCO Total Return Portfolio
 37,293,027 shares; cost $429,147,320...............                --                  --
RCM Global Technology Portfolio
 9,563,158 shares; cost $45,518,800.................                --                  --
Lazard Mid Cap Portfolio
 4,018,222 shares; cost $53,322,682.................                --                  --
Met/AIM Small Cap Growth Portfolio
 1,930,410 shares; cost $24,926,573.................                --                  --
Harris Oakmark International Portfolio
 18,093,305 shares; cost $291,793,124...............                --                  --
Oppenheimer Capital Appreciation Portfolio
 1,387,117 shares; cost $12,078,851.................                --                  --
Legg Mason Aggressive Growth Portfolio
 3,986,486 shares; cost $31,374,353.................        32,049,679                  --
Third Avenue Small Cap Value Portfolio
 278,138 shares; cost $4,509,157....................                --           4,845,170
Neuberger Berman Real Estate Portfolio
 21,158,123 shares; cost $303,402,290...............                --                  --
Legg Mason Value Equity Portfolio
 3,104,923 shares; cost $32,684,789.................
Cyclical Growth ETF Portfolio
 324,202 shares; cost $3,513,209....................                --                  --
Cyclical Growth and Income ETF Portfolio
 268,070 shares; cost $2,849,967....................                --                  --
PIMCO Inflation Protected Bond Portfolio
 1,356,218 shares; cost $13,692,508.................                --                  --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUNDS")
American Funds Growth Portfolio
 17,649,409 shares; cost $869,015,103...............                --                  --
American Funds Growth and Income Portfolio
 19,570,983 shares; cost $665,185,498...............                --                  --
American Funds Global Small Capitalization Portfolio
 20,343,116 shares; cost $388,582,707...............                --                  --
American Funds Bond Portfolio
 4,876,089 shares; cost $55,091,206.................                --                  --
                                                       ---------------    ----------------
Total investments...................................        32,049,679           4,845,170
Due from Metropolitan Life Insurance Company........                --                  --
                                                       ---------------    ----------------
Total assets........................................        32,049,679           4,845,170
LIABILITIES
Due to Metropolitan Life Insurance Company..........                --                (122)
                                                       ---------------    ----------------
NET ASSETS..........................................   $    32,049,679    $      4,845,048
                                                       ===============    ================
Outstanding.........................................         4,041,330             263,473
Unit Fair Values....................................   $7.39 to $12.09    $18.07 to $18.97

  The accompanying notes are an integral part of these financial statements.

 NEUBERGER BERMAN       LEGG MASON           CYCLICAL             CYCLICAL                 PIMCO             AMERICAN FUNDS
    REAL ESTATE        VALUE EQUITY         GROWTH ETF      GROWTH AND INCOME ETF INFLATION PROTECTED BOND       GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
------------------- ------------------- ------------------- --------------------- ------------------------ -------------------
  $            --     $            --    $             --     $             --        $             --      $              --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
      382,244,057                  --                  --                   --                      --                     --
                           34,609,899
               --                  --           3,692,662                   --                      --                     --
               --                  --                  --            2,982,696                      --                     --
               --                  --                  --                   --              13,684,386                     --
               --                  --                  --                   --                      --          1,130,974,124
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
  ---------------     ---------------    ----------------     ----------------        ----------------      -----------------
      382,244,057          34,609,899           3,692,662            2,982,696              13,684,386          1,130,974,124
               --                  --                  --                   --                      --                     --
  ---------------     ---------------    ----------------     ----------------        ----------------      -----------------
      382,244,057          34,609,899           3,692,662            2,982,696              13,684,386          1,130,974,124
             (587)                 --                 (61)                 (46)                   (250)                  (982)
  ---------------     ---------------    ----------------     ----------------        ----------------      -----------------
  $   382,243,470     $    34,609,899    $      3,692,601     $      2,982,650        $     13,684,136      $   1,130,973,142
  ===============     ===============    ================     ================        ================      =================
       19,640,662           3,401,505             322,952              266,996               1,228,621              7,208,741
  $3.27 to $19.92     $9.36 to $10.58    $11.30 to $11.50     $11.05 to $11.23        $10.74 to $11.51      $13.81 to $185.02

  AMERICAN FUNDS
 GROWTH AND INCOME
INVESTMENT DIVISION
-------------------
 $              --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --

                --
                --
                --
                --
       825,699,757
                --
                --
 -----------------
       825,699,757
                --
 -----------------
       825,699,757
              (768)
 -----------------
 $     825,698,989
 =================
         7,224,552
 $12.99 to $134.49

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONCLUDED)
                               DECEMBER 31, 2006

                                                           AMERICAN FUNDS          AMERICAN FUNDS
                                                     GLOBAL SMALL CAPITALIZATION        BOND
                                                         INVESTMENT DIVISION     INVESTMENT DIVISION
                                                     --------------------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
Lord Abbett Bond Debenture Portfolio
 16,916,616 shares; cost $202,775,306...............      $             --        $             --
MFS Research International Portfolio
 9,820,318 shares; cost $129,700,131................                    --                      --
T. Rowe Price Mid Cap Growth Portfolio
 13,687,544 shares; cost $106,211,612...............                    --                      --
PIMCO Total Return Portfolio
 37,293,027 shares; cost $429,147,320...............                    --                      --
RCM Global Technology Portfolio
 9,563,158 shares; cost $45,518,800.................                    --                      --
Lazard Mid Cap Portfolio
 4,018,222 shares; cost $53,322,682.................                    --                      --
Met/AIM Small Cap Growth Portfolio
 1,930,410 shares; cost $24,926,573.................                    --                      --
Harris Oakmark International Portfolio
 18,093,305 shares; cost $291,793,124...............                    --                      --
Oppenheimer Capital Appreciation Portfolio
 1,387,117 shares; cost $12,078,851.................                    --                      --
Legg Mason Aggressive Growth Portfolio
 3,986,486 shares; cost $31,374,353.................                    --                      --
Third Avenue Small Cap Value Portfolio
 278,138 shares; cost $4,509,157....................                    --                      --
Neuberger Berman Real Estate Portfolio
 21,158,123 shares; cost $303,402,290...............                    --                      --
Legg Mason Value Equity Portfolio
 3,104,923 shares; cost $32,684,789.................
Cyclical Growth ETF Portfolio
 324,202 shares; cost $3,513,209....................                    --                      --
Cyclical Growth and Income ETF Portfolio
 268,070 shares; cost $2,849,967....................                    --                      --
PIMCO Inflation Protected Bond Portfolio
 1,356,218 shares; cost $13,692,508.................                    --                      --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUNDS")
American Funds Growth Portfolio
 17,649,409 shares; cost $869,015,103...............                    --                      --
American Funds Growth and Income Portfolio
 19,570,983 shares; cost $665,185,498...............                    --                      --
American Funds Global Small Capitalization Portfolio
 20,343,116 shares; cost $388,582,707...............           501,254,385                      --
American Funds Bond Portfolio
 4,876,089 shares; cost $55,091,206.................                    --              56,221,306
                                                          ----------------        ----------------
Total investments...................................           501,254,385              56,221,306
Due from Metropolitan Life Insurance Company........                    --                      --
                                                          ----------------        ----------------
Total assets........................................           501,254,385              56,221,306
LIABILITIES
Due to Metropolitan Life Insurance Company..........                  (221)                   (429)
                                                          ----------------        ----------------
NET ASSETS..........................................      $    501,254,164        $     56,220,877
                                                          ================        ================
Outstanding.........................................            17,064,435               3,656,960
Unit Fair Values....................................      $17.31 to $31.23        $13.92 to $16.74

  The accompanying notes are an integral part of these financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                         BLACKROCK
                                                                         LARGE CAP          VARIABLE B          VARIABLE C
                                                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                    ------------------- ------------------- -------------------
                                                                           2006                2006                2006
                                                                    ------------------- ------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends........................................................    $ 16,113,903         $   450,656          $ 33,918
Expenses:
  Mortality and expense risk charges...............................      15,155,954             324,300            12,656
                                                                       ------------         -----------          --------
Net investment income (loss).......................................         957,949             126,356            21,262
                                                                       ------------         -----------          --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.................     (46,296,059)         (1,299,720)          (91,377)
Realized gain distributions........................................              --                  --                --
                                                                       ------------         -----------          --------
Net realized gains (losses) on investments.........................     (46,296,059)         (1,299,720)          (91,377)
Change in net unrealized appreciation (depreciation) of investments     189,712,187           5,225,213           384,603
                                                                       ------------         -----------          --------
Net realized and unrealized gains (losses) on investments..........     143,416,128           3,925,493           293,226
                                                                       ------------         -----------          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................    $144,374,077         $ 4,051,849          $314,488
                                                                       ============         ===========          ========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

     BLACKROCK           BLACKROCK            METLIFE               FI                   FI              T. ROWE PRICE
    DIVERSIFIED      AGGRESSIVE GROWTH      STOCK INDEX     INTERNATIONAL STOCK MID CAP OPPORTUNITIES  SMALL CAP GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- --------------------- -------------------
       2006                2006                2006                2006                 2006                 2006
------------------- ------------------- ------------------- ------------------- --------------------- -------------------
   $ 32,173,776        $         --        $ 64,013,807         $ 3,885,697         $     33,906          $        --
     16,453,909           8,381,066          40,920,272           3,444,264            8,139,243            3,109,098
   ------------        ------------        ------------         -----------         ------------          -----------
     15,719,867          (8,381,066)         23,093,535             441,433           (8,105,337)          (3,109,098)
   ------------        ------------        ------------         -----------         ------------          -----------
    (19,936,803)        (47,448,722)         36,278,597          14,122,229          (42,902,657)          13,540,948
             --                  --         112,377,173                  --                   --                   --
   ------------        ------------        ------------         -----------         ------------          -----------
    (19,936,803)        (47,448,722)        148,655,770          14,122,229          (42,902,657)          13,540,948
    116,715,614          91,882,111         259,030,308          22,842,792          115,576,551           (4,631,796)
   ------------        ------------        ------------         -----------         ------------          -----------
     96,778,811          44,433,389         407,686,078          36,965,021           72,673,894            8,909,152
   ------------        ------------        ------------         -----------         ------------          -----------
   $112,498,678        $ 36,052,323        $430,779,613         $37,406,454         $ 64,568,557          $ 5,800,054
   ============        ============        ============         ===========         ============          ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                        OPPENHEIMER       HARRIS OAKMARK     NEUBERGER BERMAN
                                                                       GLOBAL EQUITY      LARGE CAP VALUE      MID CAP VALUE
                                                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                    ------------------- ------------------- -------------------
                                                                           2006                2006                2006
                                                                    ------------------- ------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends........................................................     $ 5,810,395         $ 2,807,148        $  2,273,663
Expenses:
  Mortality and expense risk charges...............................       2,848,127           5,197,835           7,134,235
                                                                        -----------         -----------        ------------
Net investment income (loss).......................................       2,962,268          (2,390,687)         (4,860,572)
                                                                        -----------         -----------        ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.................       4,574,580          15,683,928          24,292,179
Realized gain distributions........................................       4,563,484                  --          49,907,547
                                                                        -----------         -----------        ------------
Net realized gains (losses) on investments.........................       9,138,064          15,683,928          74,199,726
Change in net unrealized appreciation (depreciation) of investments      20,077,478          48,930,039         (18,020,276)
                                                                        -----------         -----------        ------------
Net realized and unrealized gains (losses) on investments..........      29,215,542          64,613,967          56,179,450
                                                                        -----------         -----------        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................     $32,177,810         $62,223,280        $ 51,318,878
                                                                        ===========         ===========        ============

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

   T. ROWE PRICE      LEHMAN BROTHERS      MORGAN STANLEY          RUSSELL            JENNISON            BLACKROCK
 LARGE CAP GROWTH   AGGREGATE BOND INDEX     EAFE INDEX          2000 INDEX            GROWTH          STRATEGIC VALUE
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
       2006                 2006                2006                2006                2006                2006
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
    $   540,533         $33,491,038          $ 5,885,879         $ 2,169,487         $       --         $  1,339,030
      2,561,420          10,496,661            4,702,120           3,665,861            485,715            7,121,890
    -----------         -----------          -----------         -----------         ----------         ------------
     (2,020,887)         22,994,377            1,183,759          (1,496,374)          (485,715)          (5,782,860)
    -----------         -----------          -----------         -----------         ----------         ------------
      2,474,859            (311,746)          17,322,950          10,582,205          1,446,992           19,634,629
             --                  --                   --          10,957,590             34,588          103,276,223
    -----------         -----------          -----------         -----------         ----------         ------------
      2,474,859            (311,746)          17,322,950          21,539,795          1,481,580          122,910,852
     22,117,285          (2,085,917)          60,074,408          23,274,100           (514,633)         (39,026,250)
    -----------         -----------          -----------         -----------         ----------         ------------
     24,592,144          (2,397,663)          77,397,358          44,813,895            966,947           83,884,602
    -----------         -----------          -----------         -----------         ----------         ------------
    $22,571,257         $20,596,714          $78,581,117         $43,317,521         $  481,232         $ 78,101,742
    ===========         ===========          ===========         ===========         ==========         ============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                      METLIFE MID CAP   FRANKLIN TEMPLETON       BLACKROCK
                                                                        STOCK INDEX      SMALL CAP GROWTH     LARGE CAP VALUE
                                                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                    ------------------- ------------------- -------------------
                                                                           2006                2006                2006
                                                                    ------------------- ------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends........................................................     $ 3,399,322         $       --          $   899,571
Expenses:
  Mortality and expense risk charges...............................       4,025,452            628,279            1,385,986
                                                                        -----------         ----------          -----------
Net investment income (loss).......................................        (626,130)          (628,279)            (486,415)
                                                                        -----------         ----------          -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.................       9,300,992          2,217,097            1,544,754
Realized gain distributions........................................      21,307,420          2,406,439            5,108,753
                                                                        -----------         ----------          -----------
Net realized gains (losses) on investments.........................      30,608,412          4,623,536            6,653,507
Change in net unrealized appreciation (depreciation) of investments      (4,366,410)          (457,219)          12,455,703
                                                                        -----------         ----------          -----------
Net realized and unrealized gains (losses) on investments..........      26,242,002          4,166,317           19,109,210
                                                                        -----------         ----------          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................     $25,615,872         $3,538,038          $18,622,795
                                                                        ===========         ==========          ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

     BLACKROCK           BLACKROCK             DAVIS           LOOMIS SAYLES            MFS           HARRIS OAKMARK
    BOND INCOME        MONEY MARKET        VENTURE VALUE         SMALL CAP        INVESTORS TRUST      FOCUSED VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       2006                2006                2006                2006               2006(A)              2006
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
    $28,136,577         $1,293,874          $ 2,808,300         $        --         $   208,846        $    915,876
      6,343,020            428,798            5,302,096           1,041,754             112,033           5,270,290
    -----------         ----------          -----------         -----------         -----------        ------------
     21,793,557            865,076           (2,493,796)         (1,041,754)             96,813          (4,354,414)
    -----------         ----------          -----------         -----------         -----------        ------------
       (297,903)                --            4,982,999           3,504,506           2,843,538          22,377,150
        489,068                 --                   --           6,698,551           2,004,687          39,138,843
    -----------         ----------          -----------         -----------         -----------        ------------
        191,165                 --            4,982,999          10,203,057           4,848,225          61,515,993
     (7,478,355)                --           50,274,049             226,128          (3,782,849)        (15,217,073)
    -----------         ----------          -----------         -----------         -----------        ------------
     (7,287,190)                --           55,257,048          10,429,185           1,065,376          46,298,920
    -----------         ----------          -----------         -----------         -----------        ------------
    $14,506,367         $  865,076          $52,763,252         $ 9,387,431         $ 1,162,189        $ 41,944,506
    ===========         ==========          ===========         ===========         ===========        ============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                            WESTERN ASSET MANAGEMENT   WESTERN ASSET MANAGEMENT
                                                          STRATEGIC BOND OPPORTUNITIES     U.S. GOVERNMENT
                                                              INVESTMENT DIVISION        INVESTMENT DIVISION
                                                          ---------------------------- ------------------------
                                                                      2006                       2006
                                                          ---------------------------- ------------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends..............................................         $12,531,545                 $5,802,412
Expenses:
  Mortality and expense risk charges.....................           3,485,483                  2,486,385
                                                                  -----------                 ----------
Net investment income (loss).............................           9,046,062                  3,316,027
                                                                  -----------                 ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security transactions.......             751,554                   (474,718)
Realized gain distributions..............................           2,073,763                         --
                                                                  -----------                 ----------
Net realized gains (losses) on investments...............           2,825,317                   (474,718)
Change in net unrealized appreciation (depreciation) of
 investments.............................................          (2,640,796)                 2,133,509
                                                                  -----------                 ----------
Net realized and unrealized gains (losses) on investments             184,521                  1,658,791
                                                                  -----------                 ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.........................................         $ 9,230,583                 $4,974,818
                                                                  ===========                 ==========

                                                                  FI
                                                             VALUE LEADERS
                                                          INVESTMENT DIVISION
                                                          -------------------
                                                                 2006
                                                          -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends..............................................     $  661,658
Expenses:
  Mortality and expense risk charges.....................      1,095,840
                                                              ----------
Net investment income (loss).............................       (434,182)
                                                              ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security transactions.......      2,524,663
Realized gain distributions..............................      1,949,693
                                                              ----------
Net realized gains (losses) on investments...............      4,474,356
Change in net unrealized appreciation (depreciation) of
 investments.............................................      3,640,058
                                                              ----------
Net realized and unrealized gains (losses) on investments      8,114,414
                                                              ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.........................................     $7,680,232
                                                              ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

        MFS                BLACKROCK                METLIFE          METLIFE CONSERVATIVE        METLIFE
   TOTAL RETURN     LEGACY LARGE CAP GROWTH CONSERVATIVE ALLOCATION TO MODERATE ALLOCATION MODERATE ALLOCATION
INVESTMENT DIVISION   INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
------------------- ----------------------- ----------------------- ---------------------- -------------------
       2006                  2006                    2006                    2006                 2006
------------------- ----------------------- ----------------------- ---------------------- -------------------
    $ 3,478,184            $       5              $  720,680             $ 2,608,603           $ 3,528,456
      1,185,242              244,896                 353,295               1,602,956             3,283,043
    -----------            ---------              ----------             -----------           -----------
      2,292,942             (244,891)                367,385               1,005,647               245,413
    -----------            ---------              ----------             -----------           -----------
        905,042              556,239                 (70,905)                111,436               320,394
      2,259,849                   --                 280,666               1,821,229             5,053,918
    -----------            ---------              ----------             -----------           -----------
      3,164,891              556,239                 209,761               1,932,665             5,374,312
      5,611,141              218,184               1,128,045               7,743,098            23,338,620
    -----------            ---------              ----------             -----------           -----------
      8,776,032              774,423               1,337,806               9,675,763            28,712,932
    -----------            ---------              ----------             -----------           -----------
    $11,068,974            $ 529,532              $1,705,191             $10,681,410           $28,958,345
    ===========            =========              ==========             ===========           ===========

    METLIFE MODERATE
TO AGGRESSIVE ALLOCATION
  INVESTMENT DIVISION
------------------------
          2006
------------------------
      $ 1,801,861
        2,469,266
      -----------
         (667,405)
      -----------
          208,474
        4,744,322
      -----------
        4,952,796
       21,988,468
      -----------
       26,941,264
      -----------
      $26,273,859
      ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                           METLIFE                FI               FIDELITY
                                                                    AGGRESSIVE ALLOCATION      LARGE CAP         MONEY MARKET
                                                                     INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                                                    --------------------- ------------------- -------------------
                                                                            2006               2006 (B)              2006
                                                                    --------------------- ------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends........................................................      $  212,694            $     --            $540,532
Expenses:
  Mortality and expense risk charges...............................         334,225              12,907             104,213
                                                                         ----------            --------            --------
Net investment income (loss).......................................        (121,531)            (12,907)            436,319
                                                                         ----------            --------            --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.................         209,911               2,511                  --
Realized gain distributions........................................         922,274                  --                  --
                                                                         ----------            --------            --------
Net realized gains (losses) on investments.........................       1,132,185               2,511                  --
Change in net unrealized appreciation (depreciation) of investments       2,759,207             186,531                  --
                                                                         ----------            --------            --------
Net realized and unrealized gains (losses) on investments..........       3,891,392             189,042                  --
                                                                         ----------            --------            --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................      $3,769,861            $176,135            $436,319
                                                                         ==========            ========            ========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

     FIDELITY            FIDELITY            FIDELITY             FIDELITY          CALVERT SOCIAL      CALVERT SOCIAL
   EQUITY-INCOME          GROWTH             OVERSEAS       INVESTMENT GRADE BOND      BALANCED         MID CAP GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- --------------------- ------------------- -------------------
       2006                2006                2006                 2006                 2006                2006
------------------- ------------------- ------------------- --------------------- ------------------- -------------------
    $ 4,189,089         $   540,910         $  315,576            $ 798,106           $1,412,565          $       --
      1,161,737           1,235,772            344,539              183,238              703,241             114,143
    -----------         -----------         ----------            ---------           ----------          ----------
      3,027,352            (694,862)           (28,963)             614,868              709,324            (114,143)
    -----------         -----------         ----------            ---------           ----------          ----------
        891,780          (4,239,529)         2,025,319             (182,102)             113,705            (273,525)
     15,144,271                  --            219,385               47,791            1,083,954                  --
    -----------         -----------         ----------            ---------           ----------          ----------
     16,036,051          (4,239,529)         2,244,704             (134,311)           1,197,659            (273,525)
      2,787,431          12,604,530          3,579,948              144,400            2,520,036           1,125,302
    -----------         -----------         ----------            ---------           ----------          ----------
     18,823,482           8,365,001          5,824,652               10,089            3,717,695             851,777
    -----------         -----------         ----------            ---------           ----------          ----------
    $21,850,834         $ 7,670,139         $5,795,689            $ 624,957           $4,427,019          $  737,634
    ===========         ===========         ==========            =========           ==========          ==========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                        LORD ABBETT        MFS RESEARCH        T. ROWE PRICE
                                                                      BOND DEBENTURE       INTERNATIONAL      MID-CAP GROWTH
                                                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                    ------------------- ------------------- -------------------
                                                                           2006                2006                2006
                                                                    ------------------- ------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends........................................................     $11,732,422         $ 1,495,372         $        --
Expenses:
  Mortality and expense risk charges...............................       2,373,179           1,276,333           1,485,639
                                                                        -----------         -----------         -----------
Net investment income (loss).......................................       9,359,243             219,039          (1,485,639)
                                                                        -----------         -----------         -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.................       1,596,391           4,058,635           7,024,004
Realized gain distributions........................................              --           6,152,857           3,805,825
                                                                        -----------         -----------         -----------
Net realized gains (losses) on investments.........................       1,596,391          10,211,492          10,829,829
Change in net unrealized appreciation (depreciation) of investments       3,032,569          10,374,621          (4,404,620)
                                                                        -----------         -----------         -----------
Net realized and unrealized gains (losses) on investments..........       4,628,960          20,586,113           6,425,209
                                                                        -----------         -----------         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................     $13,988,203         $20,805,152         $ 4,939,570
                                                                        ===========         ===========         ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

       PIMCO            RCM GLOBAL            LAZARD              MET/AIM         HARRIS OAKMARK        OPPENHEIMER
   TOTAL RETURN         TECHNOLOGY            MID-CAP        SMALL CAP GROWTH      INTERNATIONAL    CAPITAL APPRECIATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- --------------------
       2006                2006                2006                2006                2006                 2006
------------------- ------------------- ------------------- ------------------- ------------------- --------------------
    $11,484,191         $       --          $  159,290          $       --          $ 5,330,773          $   9,954
      5,574,393            676,756             582,584             302,685            3,093,070            113,530
    -----------         ----------          ----------          ----------          -----------          ---------
      5,909,798           (676,756)           (423,294)           (302,685)           2,237,703           (103,576)
    -----------         ----------          ----------          ----------          -----------          ---------
      1,258,037            649,346             556,985             568,842            9,395,909             41,772
        177,489                 --           5,119,575           3,027,712           14,305,522             53,902
    -----------         ----------          ----------          ----------          -----------          ---------
      1,435,526            649,346           5,676,560           3,596,554           23,701,431             95,674
      6,453,586          1,808,074             362,830            (698,241)          31,114,541            594,079
    -----------         ----------          ----------          ----------          -----------          ---------
      7,889,112          2,457,420           6,039,390           2,898,313           54,815,972            689,753
    -----------         ----------          ----------          ----------          -----------          ---------
    $13,798,910         $1,780,664          $5,616,096          $2,595,628          $57,053,675          $ 586,177
    ===========         ==========          ==========          ==========          ===========          =========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                        LEGG MASON         THIRD AVENUE      NEUBERGER BERMAN
                                                                     AGGRESSIVE GROWTH    SMALL CAP VALUE       REAL ESTATE
                                                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                    ------------------- ------------------- -------------------
                                                                           2006                2006                2006
                                                                    ------------------- ------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends........................................................     $        --          $ 14,368           $ 2,465,505
Expenses:
  Mortality and expense risk charges...............................         419,475            41,630             3,506,203
                                                                        -----------          --------           -----------
Net investment income (loss).......................................        (419,475)          (27,262)           (1,040,698)
                                                                        -----------          --------           -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.................       1,781,718            56,257             4,709,695
Realized gain distributions........................................       1,901,076           217,356            12,980,584
                                                                        -----------          --------           -----------
Net realized gains (losses) on investments.........................       3,682,794           273,613            17,690,279
Change in net unrealized appreciation (depreciation) of investments      (4,438,090)          141,550            61,645,842
                                                                        -----------          --------           -----------
Net realized and unrealized gains (losses) on investments..........        (755,296)          415,163            79,336,121
                                                                        -----------          --------           -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................     $(1,174,771)         $387,901           $78,295,423
                                                                        ===========          ========           ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

    LEGG MASON           CYCLICAL             CYCLICAL          PIMCO INFLATION     AMERICAN FUNDS      AMERICAN FUNDS
   VALUE EQUITY         GROWTH ETF      GROWTH AND INCOME ETF   PROTECTED BOND          GROWTH           GROWTH-INCOME
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- --------------------- ------------------- ------------------- -------------------
     2006 (B)            2006 (B)             2006 (B)             2006 (B)              2006                2006
------------------- ------------------- --------------------- ------------------- ------------------- -------------------
    $   22,516           $ 34,010             $ 35,964             $     --           $ 8,510,844         $11,901,053
       262,827             15,788               12,761               69,864            14,431,572          10,351,145
    ----------           --------             --------             --------           -----------         -----------
      (240,311)            18,222               23,203              (69,864)           (5,920,728)          1,549,908
    ----------           --------             --------             --------           -----------         -----------
        (8,517)            19,274               11,632               25,327            10,384,274           7,278,287
       642,631              8,011                   --                   --             6,235,007          17,021,991
    ----------           --------             --------             --------           -----------         -----------
       634,114             27,285               11,632               25,327            16,619,281          24,300,278
     1,925,110            179,453              132,729               (8,122)           73,139,372          67,505,598
    ----------           --------             --------             --------           -----------         -----------
     2,559,224            206,738              144,361               17,205            89,758,653          91,805,876
    ----------           --------             --------             --------           -----------         -----------
    $2,318,913           $224,960             $167,564             $(52,659)          $83,837,925         $93,355,784
    ==========           ========             ========             ========           ===========         ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONCLUDED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                          AMERICAN FUNDS          AMERICAN FUNDS
                                                                    GLOBAL SMALL CAPITALIZATION        BOND
                                                                        INVESTMENT DIVISION     INVESTMENT DIVISION
                                                                    --------------------------- -------------------
                                                                               2006                  2006 (B)
                                                                    --------------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends........................................................         $ 1,960,859             $  156,661
Expenses:
  Mortality and expense risk charges...............................           6,051,299                203,672
                                                                            -----------             ----------
Net investment income (loss).......................................          (4,090,440)               (47,011)
                                                                            -----------             ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.................          22,678,634                  7,666
Realized gain distributions........................................          21,914,416                     --
                                                                            -----------             ----------
Net realized gains (losses) on investments.........................          44,593,050                  7,666
Change in net unrealized appreciation (depreciation) of investments          38,349,644              1,130,100
                                                                            -----------             ----------
Net realized and unrealized gains (losses) on investments..........          82,942,694              1,137,766
                                                                            -----------             ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....         $78,852,254             $1,090,755
                                                                            ===========             ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005


                                                                                  BLACKROCK
                                                                                  LARGE CAP                   VARIABLE B
                                                                             INVESTMENT DIVISION          INVESTMENT DIVISION
                                                                       ------------------------------  ------------------------
                                                                            2006            2005           2006         2005
                                                                       --------------  --------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $      957,949  $   (1,611,573) $   126,356  $    56,021
 Total realized gains (losses) from investments.......................    (46,296,059)    (39,298,584)  (1,299,720)    (987,083)
 Change in net unrealized appreciation (deprecation) of investments...    189,712,187      68,346,971    5,225,213    1,788,703
                                                                       --------------  --------------  -----------  -----------
 Net increase (decrease) in net assets resulting from operations......    144,374,077      27,436,814    4,051,849      857,641
                                                                       --------------  --------------  -----------  -----------
From capital transactions:
 Payments received from contract owners...............................     34,349,830      40,930,417       35,830       76,535
 Transfers between investment divisions (including fixed account), net    (96,990,484)    (85,256,124)           6       37,401
 Transfers from contract benefits and terminations....................   (135,704,502)   (138,963,905)  (6,443,188)  (4,797,630)
 Contract maintenance charges.........................................             --              --           --
                                                                       --------------  --------------  -----------  -----------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................   (198,345,156)   (183,289,612)  (6,407,352)  (4,683,694)
                                                                       --------------  --------------  -----------  -----------
NET CHANGE IN NET ASSETS..............................................    (53,971,079)   (155,852,798)  (2,355,503)  (3,826,053)
NET ASSETS - BEGINNING OF PERIOD......................................  1,267,668,619   1,423,521,417   34,430,948   38,257,001
                                                                       --------------  --------------  -----------  -----------
NET ASSETS - END OF PERIOD............................................ $1,213,697,540  $1,267,668,619  $32,075,445  $34,430,948
                                                                       ==============  ==============  ===========  ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005

  The accompanying notes are an integral part of these financial statements.

                                   BLACKROCK                     BLACKROCK                      METLIFE
      VARIABLE C                  DIVERSIFIED                AGGRESSIVE GROWTH                STOCK INDEX
  INVESTMENT DIVISION         INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION
----------------------  ------------------------------  --------------------------  ------------------------------
   2006        2005          2006            2005           2006          2005           2006            2005
----------  ----------  --------------  --------------  ------------  ------------  --------------  --------------
$   21,262  $   16,585  $   15,719,867  $    4,951,024  $ (8,381,066) $ (8,613,160) $   23,093,535  $   10,656,148
   (91,377)    (79,462)    (19,936,803)     (7,976,947)  (47,448,722)  (68,050,584)    148,655,770       1,420,997
   384,603     136,566     116,715,614      26,194,695    91,882,111   138,949,377     259,030,308      92,252,646
----------  ----------  --------------  --------------  ------------  ------------  --------------  --------------
   314,488      73,689     112,498,678      23,168,772    36,052,323    62,285,633     430,779,613     104,329,791
----------  ----------  --------------  --------------  ------------  ------------  --------------  --------------
    12,045     262,213      37,174,704      49,320,130    21,386,853    23,467,028     235,457,047     292,297,982
        13     (25,686)    (80,436,444)    (62,879,398)  (38,176,940)  (38,816,106)   (143,055,783)    (43,923,599)
  (602,437)   (350,917)   (149,550,543)   (154,733,837)  (75,566,378)  (68,809,878)   (328,120,499)   (291,371,136)
        --                          --                            --                            --
----------  ----------  --------------  --------------  ------------  ------------  --------------  --------------
  (590,379)   (114,390)   (192,812,283)   (168,293,105)  (92,356,465)  (84,158,956)   (235,719,235)    (42,996,753)
----------  ----------  --------------  --------------  ------------  ------------  --------------  --------------
  (275,891)    (40,701)    (80,313,605)   (145,124,333)  (56,304,142)  (21,873,323)    195,060,378      61,333,038
 2,530,897   2,571,598   1,364,024,142   1,509,148,475   713,800,758   735,674,081   3,217,216,070   3,155,883,032
----------  ----------  --------------  --------------  ------------  ------------  --------------  --------------
$2,255,006  $2,530,897  $1,283,710,537  $1,364,024,142  $657,496,616  $713,800,758  $3,412,276,448  $3,217,216,070
==========  ==========  ==============  ==============  ============  ============  ==============  ==============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                                   FI                          FI
                                                                           INTERNATIONAL STOCK        MID CAP OPPORTUNITIES
                                                                           INVESTMENT DIVISION         INVESTMENT DIVISION
                                                                       --------------------------  --------------------------
                                                                           2006          2005          2006          2005
                                                                       ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $    441,433  $ (1,336,288) $ (8,105,337) $ (8,151,770)
 Total realized gains (losses) from investments.......................   14,122,229     6,451,261   (42,902,657)  (78,218,630)
 Change in net unrealized appreciation (deprecation) of investments...   22,842,792    29,273,691   115,576,551   121,074,896
                                                                       ------------  ------------  ------------  ------------
 Net increase (decrease) in net assets resulting from operations......   37,406,454    34,388,664    64,568,557    34,704,496
                                                                       ------------  ------------  ------------  ------------
From capital transactions:
 Payments received from contract owners...............................   22,659,871    16,900,649    36,657,483   (27,276,561)
 Transfers between investment divisions (including fixed account), net   12,694,940    10,398,241   (43,721,000)  (50,987,306)
 Transfers from contract benefits and terminations....................  (24,467,901)  (19,238,058)  (67,487,893)     (131,789)
 Contract maintenance charges.........................................           --                          --            --
                                                                       ------------  ------------  ------------  ------------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................   10,886,910     8,060,832   (74,551,410)  (78,395,656)
                                                                       ------------  ------------  ------------  ------------
NET CHANGE IN NET ASSETS..............................................   48,293,364    42,449,497    (9,982,853)  (43,691,160)
NET ASSETS - BEGINNING OF PERIOD......................................  246,270,129   203,820,632   672,025,922   715,717,082
                                                                       ------------  ------------  ------------  ------------
NET ASSETS - END OF PERIOD............................................ $294,563,493  $246,270,129  $662,043,069  $672,025,922
                                                                       ============  ============  ============  ============

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005


  The accompanying notes are an integral part of these financial statements.

       T. ROWE PRICE                OPPENHEIMER               HARRIS OAKMARK             NEUBERGER BERMAN
     SMALL CAP GROWTH              GLOBAL EQUITY              LARGE CAP VALUE              MID CAP VALUE
    INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
--------------------------  --------------------------  --------------------------  --------------------------
    2006          2005          2006          2005          2006          2005          2006          2005
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ (3,109,098) $ (2,912,535) $  2,962,268  $ (1,236,484) $ (2,390,687) $ (2,601,116) $ (4,860,572) $ (4,520,931)
  13,540,948     9,560,832     9,138,064     1,818,749    15,683,928     7,641,683    74,199,726    46,549,790
  (4,631,796)   15,268,897    20,077,478    25,605,072    48,930,039   (15,864,023)  (18,020,276)    5,286,823
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   5,800,054    21,917,194    32,177,810    26,187,337    62,223,280   (10,823,456)   51,318,878    47,315,682
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  18,024,486    16,831,899    20,931,240    15,506,023    33,399,231    51,307,981    68,483,136    64,666,722
  (8,428,762)   (8,452,821)    7,801,220    12,101,542   (37,339,424)    3,175,576   (11,690,943)   80,908,710
 (23,810,917)  (23,415,426)  (20,034,932)  (15,974,206)  (34,172,523)  (30,623,388)  (41,726,841)  (33,624,410)
          --                          --                          --                          --
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
 (14,215,193)  (15,036,348)    8,697,528    11,633,359   (38,112,716)   23,860,169    15,065,352   111,951,022
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  (8,415,139)    6,880,846    40,875,338    37,820,696    24,110,564    13,036,713    66,384,230   159,266,704
 250,349,096   243,468,250   210,571,508   172,750,812   408,151,596   395,114,883   517,299,339   358,032,635
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$241,933,957  $250,349,096  $251,446,846  $210,571,508  $432,262,160  $408,151,596  $583,683,569  $517,299,339
============  ============  ============  ============  ============  ============  ============  ============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                              T. ROWE PRICE              LEHMAN BROTHERS
                                                                            LARGE CAP GROWTH          AGGREGATE BOND INDEX
                                                                           INVESTMENT DIVISION         INVESTMENT DIVISION
                                                                       --------------------------  --------------------------
                                                                           2006          2005          2006          2005
                                                                       ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $ (2,020,887) $ (1,367,576) $ 22,994,377  $ 16,127,633
 Total realized gains (losses) from investments.......................    2,474,859    (2,051,147)     (311,746)    1,757,274
 Change in net unrealized appreciation (deprecation) of investments...   22,117,285    13,286,058    (2,085,917)  (13,468,805)
                                                                       ------------  ------------  ------------  ------------
 Net increase (decrease) in net assets resulting from operations......   22,571,257     9,867,335    20,596,714     4,416,102
                                                                       ------------  ------------  ------------  ------------
From capital transactions:
 Payments received from contract owners...............................   18,831,497    22,099,396   128,375,546   124,276,621
 Transfers between investment divisions (including fixed account), net    1,807,069     2,160,340    (1,225,278)   32,166,878
 Transfers from contract benefits and terminations....................  (17,198,220)  (14,111,423)  (66,489,361)     (136,656)
 Contract maintenance charges.........................................           --            --            --
                                                                       ------------  ------------  ------------  ------------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................    3,440,346    10,148,313    60,660,907   156,306,843
                                                                       ------------  ------------  ------------  ------------
NET CHANGE IN NET ASSETS..............................................   26,011,603    20,015,648    81,257,621   160,722,945
NET ASSETS - BEGINNING OF PERIOD......................................  194,650,515   174,634,867   768,286,065   607,563,120
                                                                       ------------  ------------  ------------  ------------
NET ASSETS - END OF PERIOD............................................ $220,662,118  $194,650,515  $849,543,686  $768,286,065
                                                                       ============  ============  ============  ============

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005


  The accompanying notes are an integral part of these financial statements.

      MORGAN STANLEY                  RUSSELL                   JENNISON                   BLACKROCK
        EAFE INDEX                  2000 INDEX                   GROWTH                 STRATEGIC VALUE
    INVESTMENT DIVISION         INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
--------------------------  --------------------------  ------------------------  --------------------------
    2006          2005          2006          2005          2006         2005         2006          2005
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
$  1,183,759  $    704,739  $ (1,496,374) $ (1,363,619) $  (485,715) $  (290,646) $ (5,782,860) $ (6,850,298)
  17,322,950    10,030,049    21,539,795    18,374,209    1,481,580      966,967   122,910,852    56,396,267
  60,074,408    22,293,331    23,274,100    (8,363,689)    (514,633)   5,598,355   (39,026,250)  (34,906,982)
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
  78,581,117    33,028,119    43,317,521     8,646,901      481,232    6,274,676    78,101,742    14,638,987
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
  54,577,278    60,968,023    31,554,712    32,109,644    4,337,987    2,367,162    41,047,211    51,661,184
   3,439,574      (368,645)    9,210,140    (1,045,682)     776,865   30,576,435   (30,405,883)  (26,462,830)
 (26,836,889)  (20,660,113)  (24,080,336)  (22,411,541)  (3,507,419)  (2,103,299)  (46,307,185)  (43,925,381)
          --                          --                         --                         --
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
  31,179,963    39,939,265    16,684,516     8,652,421    1,607,433   30,840,298   (35,665,857)  (18,727,027)
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
 109,761,080    72,967,384    60,002,037    17,299,322    2,088,665   37,114,974    42,435,885    (4,088,040)
 314,544,224   241,576,840   259,430,466   242,131,144   37,114,974           --   538,301,526   542,389,566
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
$424,305,304  $314,544,224  $319,432,503  $259,430,466  $39,203,639  $37,114,974  $580,737,411  $538,301,526
============  ============  ============  ============  ===========  ===========  ============  ============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                             METLIFE MID CAP          FRANKLIN TEMPLETON
                                                                               STOCK INDEX             SMALL CAP GROWTH
                                                                           INVESTMENT DIVISION        INVESTMENT DIVISION
                                                                       --------------------------  ------------------------
                                                                           2006          2005          2006         2005
                                                                       ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $   (626,130) $ (1,665,021) $  (628,279) $  (533,049)
 Total realized gains (losses) from investments.......................   30,608,412    19,825,389    4,623,536    4,088,641
 Change in net unrealized appreciation (deprecation) of investments...   (4,366,410)    8,391,642     (457,219)  (2,024,097)
                                                                       ------------  ------------  -----------  -----------
 Net increase (decrease) in net assets resulting from operations......   25,615,872    26,552,010    3,538,038    1,531,495
                                                                       ------------  ------------  -----------  -----------
From capital transactions:
 Payments received from contract owners...............................   40,357,816    39,602,445    5,108,203    5,692,970
 Transfers between investment divisions (including fixed account), net    9,219,029    11,831,439    1,816,541      336,182
 Transfers from contract benefits and terminations....................  (22,555,708)  (17,943,698)  (3,885,607)  (3,446,057)
 Contract maintenance charges.........................................           --                         --
                                                                       ------------  ------------  -----------  -----------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................   27,021,137    33,490,186    3,039,137    2,583,095
                                                                       ------------  ------------  -----------  -----------
NET CHANGE IN NET ASSETS..............................................   52,637,009    60,042,196    6,577,175    4,114,590
NET ASSETS - BEGINNING OF PERIOD......................................  283,308,837   223,266,641   43,057,929   38,943,339
                                                                       ------------  ------------  -----------  -----------
NET ASSETS - END OF PERIOD............................................ $335,945,846  $283,308,837  $49,635,104  $43,057,929
                                                                       ============  ============  ===========  ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005


  The accompanying notes are an integral part of these financial statements.

        BLACKROCK                   BLACKROCK                  BLACKROCK                    DAVIS
     LARGE CAP VALUE               BOND INCOME               MONEY MARKET               VENTURE VALUE
   INVESTMENT DIVISION         INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
-------------------------  --------------------------  ------------------------  --------------------------
    2006          2005         2006          2005          2006         2005         2006          2005
------------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
$   (486,415) $  (321,267) $ 21,793,557  $ 12,790,647  $   865,076  $   275,092  $ (2,493,796) $ (1,834,694)
   6,653,507    2,771,642       191,165     7,801,041           --           --     4,982,999     1,502,572
  12,455,703      218,549    (7,478,355)  (15,445,189)          --           --    50,274,049    23,743,397
------------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
  18,622,795    2,668,924    14,506,367     5,146,499      865,076      275,092    52,763,252    23,411,275
------------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
  28,951,101   12,211,448    41,515,410    49,588,861    7,004,164    8,406,946    71,850,716    62,315,737
  72,932,257    4,144,484    (9,024,442)   11,749,493     (242,654)     117,783    73,715,427    68,267,356
  (7,216,039)  (3,848,900)  (50,331,163)  (46,044,283)  (4,198,191)  (5,349,540)  (27,045,387)  (17,170,910)
          --                         --                         --                         --
------------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
  94,667,319   12,507,032   (17,840,195)   15,294,071    2,563,319    3,175,189   118,520,756   113,412,183
------------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
 113,290,114   15,175,956    (3,333,828)   20,440,570    3,428,395    3,450,281   171,284,008   136,823,458
  66,157,275   50,981,319   499,970,297   479,529,727   26,441,007   22,990,726   327,836,546   191,013,088
------------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
$179,447,389  $66,157,275  $496,636,469  $499,970,297  $29,869,403  $26,441,007  $499,120,554  $327,836,546
============  ===========  ============  ============  ===========  ===========  ============  ============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                             LOOMIS SAYLES                   MFS
                                                                               SMALL CAP               INVESTORS TRUST
                                                                          INVESTMENT DIVISION        INVESTMENT DIVISION
                                                                       -------------------------  -------------------------
                                                                           2006          2005       2006 (A)        2005
                                                                       ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $ (1,041,754) $  (575,589) $     96,813  $  (257,739)
 Total realized gains (losses) from investments.......................   10,203,057    2,527,312     4,848,225      762,712
 Change in net unrealized appreciation (deprecation) of investments...      226,128      876,668    (3,782,849)     817,021
                                                                       ------------  -----------  ------------  -----------
 Net increase (decrease) in net assets resulting from operations......    9,387,431    2,828,391     1,162,189    1,321,994
                                                                       ------------  -----------  ------------  -----------
From capital transactions:
 Payments received from contract owners...............................   13,913,544    8,366,730       933,681    2,401,461
 Transfers between investment divisions (including fixed account), net   29,415,556    7,296,191   (25,874,503)   2,385,517
 Transfers from contract benefits and terminations....................   (5,248,520)  (3,486,184)     (752,026)  (1,885,784)
 Contract maintenance charges.........................................           --                         --
                                                                       ------------  -----------  ------------  -----------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................   38,080,580   12,176,737   (25,692,848)   2,901,194
                                                                       ------------  -----------  ------------  -----------
NET CHANGE IN NET ASSETS..............................................   47,468,011   15,005,128   (24,530,659)   4,223,188
NET ASSETS - BEGINNING OF PERIOD......................................   53,640,656   38,635,528    24,530,659   20,307,471
                                                                       ------------  -----------  ------------  -----------
NET ASSETS - END OF PERIOD............................................ $101,108,667  $53,640,656  $         --  $24,530,659
                                                                       ============  ===========  ============  ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005


  The accompanying notes are an integral part of these financial statements.

      HARRIS OAKMARK         WESTERN ASSET MANAGEMENT     WESTERN ASSET MANAGEMENT               FI
       FOCUSED VALUE        STRATEGIC BOND OPPORTUNITIES       U.S. GOVERNMENT             VALUE LEADERS
    INVESTMENT DIVISION         INVESTMENT DIVISION          INVESTMENT DIVISION        INVESTMENT DIVISION
--------------------------  --------------------------   --------------------------  -------------------------
    2006          2005          2006           2005          2006          2005          2006          2005
------------  ------------  ------------   ------------  ------------  ------------  ------------  -----------
$ (4,354,414) $ (4,679,373) $  9,046,062   $  2,564,723  $  3,316,027  $   (182,049) $   (434,182) $  (157,408)
  61,515,993    13,019,564     2,825,317      4,380,764      (474,718)    2,623,923     4,474,356    1,715,633
 (15,217,073)   21,366,130    (2,640,796)    (4,387,279)    2,133,509    (2,105,055)    3,640,058    2,647,155
------------  ------------  ------------   ------------  ------------  ------------  ------------  -----------
  41,944,506    29,706,321     9,230,583      2,558,208     4,974,818       336,819     7,680,232    4,205,380
------------  ------------  ------------   ------------  ------------  ------------  ------------  -----------
  36,045,476    48,857,152    40,502,979     43,589,308    29,306,103    38,805,080    20,348,324   12,535,818
 (40,301,143)   35,862,086    22,698,121     53,890,284     6,971,272    26,362,982    22,262,237   17,837,481
 (32,707,930)  (28,369,753)  (19,579,996)   (12,554,794)  (15,291,501)  (13,481,998)   (4,911,671)  (2,533,702)
          --                          --                           --                          --
------------  ------------  ------------   ------------  ------------  ------------  ------------  -----------
 (36,963,597)   56,349,485    43,621,104     84,924,798    20,985,874    51,686,064    37,698,890   27,839,597
------------  ------------  ------------   ------------  ------------  ------------  ------------  -----------
   4,980,909    86,055,806    52,851,687     87,483,006    25,960,692    52,022,883    45,379,122   32,044,977
 413,672,421   327,616,615   228,960,440    141,477,434   176,329,793   124,306,910    54,642,394   22,597,417
------------  ------------  ------------   ------------  ------------  ------------  ------------  -----------
$418,653,330  $413,672,421  $281,812,127   $228,960,440  $202,290,485  $176,329,793  $100,021,516  $54,642,394
============  ============  ============   ============  ============  ============  ============  ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                                  MFS                     BLACKROCK
                                                                              TOTAL RETURN         LEGACY LARGE CAP GROWTH
                                                                          INVESTMENT DIVISION        INVESTMENT DIVISION
                                                                       -------------------------  ------------------------
                                                                           2006          2005         2006         2005
                                                                       ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $  2,292,942  $   515,322  $  (244,891) $  (107,255)
 Total realized gains (losses) from investments.......................    3,164,891    2,083,703      556,239      184,292
 Change in net unrealized appreciation (deprecation) of investments...    5,611,141     (521,531)     218,184      683,008
                                                                       ------------  -----------  -----------  -----------
 Net increase (decrease) in net assets resulting from operations......   11,068,974    2,077,494      529,532      760,045
                                                                       ------------  -----------  -----------  -----------
From capital transactions:
 Payments received from contract owners...............................   12,171,477   15,108,736    4,770,396    3,849,789
 Transfers between investment divisions (including fixed account), net    6,736,469   19,240,330    4,944,278    3,349,368
 Transfers from contract benefits and terminations....................  (11,006,826)  (8,734,202)  (1,211,536)    (478,465)
 Contract maintenance charges.........................................           --                        --
                                                                       ------------  -----------  -----------  -----------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................    7,901,120   25,614,864    8,503,138    6,720,692
                                                                       ------------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS..............................................   18,970,094   27,692,358    9,032,670    7,480,737
NET ASSETS - BEGINNING OF PERIOD......................................   98,990,430   71,298,072   13,090,953    5,610,216
                                                                       ------------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD............................................ $117,960,524  $98,990,430  $22,123,623  $13,090,953
                                                                       ============  ===========  ===========  ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005


  The accompanying notes are an integral part of these financial statements.

         METLIFE                   METLIFE                             METLIFE                    METLIFE
 CONSERVATIVE ALLOCATION  CONSERVATIVE TO MODERATE ALLOCATION    MODERATE ALLOCATION     MODERATE TO AGGRESSIVE ALLOCATION
   INVESTMENT DIVISION       INVESTMENT DIVISION                 INVESTMENT DIVISION        INVESTMENT DIVISION
------------------------  ----------------------------------  -------------------------  --------------------------------
    2006       2005 (C)       2006             2005 (C)           2006        2005 (C)       2006            2005 (C)
-----------  -----------    ------------       -----------    ------------  -----------    ------------     -----------
$   367,385  $   (11,344) $  1,005,647       $    (3,223)     $    245,413  $    22,600  $   (667,405)     $      (285)
    209,761       23,707     1,932,665            65,983         5,374,312      113,227     4,952,796           47,342
  1,128,045       97,271     7,743,098           636,014        23,338,620    1,665,844    21,988,468        1,453,294
-----------  -----------    ------------       -----------    ------------  -----------    ------------     -----------
  1,705,191      109,634    10,681,410           698,774        28,958,345    1,801,671    26,273,859        1,500,351
-----------  -----------    ------------       -----------    ------------  -----------    ------------     -----------
 15,354,139    5,109,349    88,250,619        26,244,514       222,975,475   50,958,994   196,850,414       35,896,977
 14,671,406    7,847,626    71,458,396        21,710,230       156,234,630   35,508,298   124,512,359       23,145,157
 (2,653,577)    (366,243)   (5,675,045)       (1,023,694)      (11,452,055)    (775,539)   (6,361,669)        (400,177)
         --                         --                                  --                         --
-----------  -----------    ------------       -----------    ------------  -----------    ------------     -----------
 27,371,968   12,590,732   154,033,970        46,931,050       367,758,050   85,691,753   315,001,104       58,641,957
-----------  -----------    ------------       -----------    ------------  -----------    ------------     -----------
 29,077,159   12,700,366   164,715,380        47,629,824       396,716,395   87,493,424   341,274,963       60,142,308
 12,700,366           --    47,629,824                --        87,493,424           --    60,142,308               --
-----------  -----------    ------------       -----------    ------------  -----------    ------------     -----------
$41,777,525  $12,700,366  $212,345,204       $47,629,824      $484,209,819  $87,493,424  $401,417,271      $60,142,308
===========  ===========    ============       ===========    ============  ===========    ============     ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                               METLIFE                  FI
                                                                        AGGRESSIVE ALLOCATION        LARGE CAP
                                                                         INVESTMENT DIVISION    INVESTMENT DIVISION
                                                                       -----------------------  -------------------
                                                                           2006      2005 (C)        2006 (B)
                                                                       -----------  ----------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $  (121,531) $    1,693      $  (12,907)
 Total realized gains (losses) from investments.......................   1,132,185      54,145           2,511
 Change in net unrealized appreciation (deprecation) of investments...   2,759,207     173,131         186,531
                                                                       -----------  ----------      ----------
 Net increase (decrease) in net assets resulting from operations......   3,769,861     228,969         176,135
                                                                       -----------  ----------      ----------
From capital transactions:
 Payments received from contract owners...............................  16,486,401   4,120,526       1,051,270
 Transfers between investment divisions (including fixed account), net  17,073,323   3,121,840       1,663,151
 Transfers from contract benefits and terminations....................  (1,486,409)   (122,617)        (60,399)
 Contract maintenance charges.........................................          --                          --
                                                                       -----------  ----------      ----------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................  32,073,315   7,119,749       2,654,022
                                                                       -----------  ----------      ----------
NET CHANGE IN NET ASSETS..............................................  35,843,176   7,348,718       2,830,157
NET ASSETS - BEGINNING OF PERIOD......................................   7,348,718          --              --
                                                                       -----------  ----------      ----------
NET ASSETS - END OF PERIOD............................................ $43,191,894  $7,348,718      $2,830,157
                                                                       ===========  ==========      ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005


  The accompanying notes are an integral part of these financial statements.

        FIDELITY                   FIDELITY                    FIDELITY                   FIDELITY
      MONEY MARKET               EQUITY-INCOME                  GROWTH                    OVERSEAS
   INVESTMENT DIVISION        INVESTMENT DIVISION         INVESTMENT DIVISION        INVESTMENT DIVISION
------------------------  --------------------------  --------------------------  ------------------------
    2006         2005         2006          2005          2006          2005          2006         2005
-----------  -----------  ------------  ------------  ------------  ------------  -----------  -----------
$   436,319  $   150,701  $  3,027,352  $    925,194  $   (694,862) $   (614,198) $   (28,963) $   (88,578)
         --           --    16,036,051     5,284,011    (4,239,529)   (2,593,520)   2,244,704    1,288,359
         --           --     2,787,431      (483,290)   12,604,530     9,442,722    3,579,948    3,985,942
-----------  -----------  ------------  ------------  ------------  ------------  -----------  -----------
    436,319      150,701    21,850,834     5,725,915     7,670,139     6,235,004    5,795,689    5,185,723
-----------  -----------  ------------  ------------  ------------  ------------  -----------  -----------
  2,594,451    2,569,045     6,000,261     7,499,907     7,450,729     8,881,884    2,599,211    2,536,836
  6,062,232     (432,032)   (1,909,987)   (5,668,032)   (7,700,700)  (12,732,941)   1,686,442      253,657
 (4,113,763)  (3,825,949)  (17,906,700)  (17,250,269)  (20,909,643)  (18,125,575)  (4,405,967)  (4,990,791)
         --                         --                          --            --           --
-----------  -----------  ------------  ------------  ------------  ------------  -----------  -----------
  4,542,920   (1,688,936)  (13,816,426)  (15,418,394)  (21,159,614)  (21,976,632)    (120,314)  (2,200,298)
-----------  -----------  ------------  ------------  ------------  ------------  -----------  -----------
  4,979,239   (1,538,235)    8,034,408    (9,692,479)  (13,489,475)  (15,741,628)   5,675,375    2,985,425
  6,200,922    7,739,157   124,173,091   133,865,570   141,359,911   157,101,539   34,046,278   31,060,853
-----------  -----------  ------------  ------------  ------------  ------------  -----------  -----------
$11,180,161  $ 6,200,922  $132,207,499  $124,173,091  $127,870,436  $141,359,911  $39,721,653  $34,046,278
===========  ===========  ============  ============  ============  ============  ===========  ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                                     FIDELITY               CALVERT SOCIAL
                                                                               INVESTMENT GRADE BOND           BALANCED
                                                                                INVESTMENT DIVISION       INVESTMENT DIVISION
                                                                             ------------------------  ------------------------
                                                                                 2006         2005         2006         2005
                                                                             -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $   614,868  $   581,378  $   709,324  $   383,557
  Total realized gains (losses) from investments............................    (134,311)     464,121    1,197,659      464,408
  Change in net unrealized appreciation (deprecation) of investments........     144,400     (776,961)   2,520,036    1,723,358
                                                                             -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations...........     624,957      268,538    4,427,019    2,571,323
                                                                             -----------  -----------  -----------  -----------
From capital transactions:
  Payments received from contract owners....................................   1,923,063    3,076,796    5,317,660    5,019,996
  Transfers between investment divisions (including fixed account), net.....    (899,521)    (774,101)  (1,818,498)    (577,644)
  Transfers from contract benefits and terminations.........................  (3,009,570)  (3,379,237)  (5,171,946)  (4,997,065)
  Contract maintenance charges..............................................          --                        --
                                                                             -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from capital transactions.  (1,986,028)  (1,076,542)  (1,672,784)    (554,713)
                                                                             -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS....................................................  (1,361,071)    (808,004)   2,754,235    2,016,610
NET ASSETS - BEGINNING OF PERIOD............................................  20,803,805   21,611,809   60,311,328   58,294,718
                                                                             -----------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD.................................................. $19,442,734  $20,803,805  $63,065,563  $60,311,328
                                                                             ===========  ===========  ===========  ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005


  The accompanying notes are an integral part of these financial statements.

     CALVERT SOCIAL               LORD ABBETT                MFS RESEARCH              T. ROWE PRICE
     MID CAP GROWTH             BOND DEBENTURE              INTERNATIONAL              MID CAP GROWTH
   INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
------------------------  --------------------------  -------------------------  -------------------------
    2006         2005         2006          2005          2006          2005         2006          2005
-----------  -----------  ------------  ------------  ------------  -----------  ------------  -----------
$  (114,143) $  (124,547) $  9,359,243  $  5,131,929  $    219,039  $  (304,641) $ (1,485,639) $  (941,218)
   (273,525)    (737,962)    1,596,391     2,182,129    10,211,492    5,533,181    10,829,829    5,306,668
  1,125,302      791,771     3,032,569    (6,441,840)   10,374,621    1,345,305    (4,404,620)   5,448,667
-----------  -----------  ------------  ------------  ------------  -----------  ------------  -----------
    737,634      (70,738)   13,988,203       872,218    20,805,152    6,573,845     4,939,570    9,814,117
-----------  -----------  ------------  ------------  ------------  -----------  ------------  -----------
  1,176,651    1,338,690    27,764,289    27,146,739    19,054,573    7,780,322    18,147,597   12,818,016
   (988,498)    (618,035)   24,544,402    17,983,892    59,687,861   11,361,343     9,434,550   14,171,794
 (1,530,925)  (1,773,795)  (15,285,877)  (11,920,213)   (6,588,223)  (3,162,519)   (8,334,967)  (5,142,101)
         --                         --                          --                         --
-----------  -----------  ------------  ------------  ------------  -----------  ------------  -----------
 (1,342,772)  (1,053,140)   37,022,814    33,210,418    72,154,211   15,979,146    19,247,180   21,847,709
-----------  -----------  ------------  ------------  ------------  -----------  ------------  -----------
   (605,138)  (1,123,878)   51,011,017    34,082,636    92,959,363   22,552,991    24,186,750   31,661,827
 12,565,055   13,688,933   159,818,940   125,736,304    54,271,700   31,718,709    94,663,044   63,001,217
-----------  -----------  ------------  ------------  ------------  -----------  ------------  -----------
$11,959,917  $12,565,055  $210,829,957  $159,818,940  $147,231,063  $54,271,700  $118,849,794  $94,663,044
===========  ===========  ============  ============  ============  ===========  ============  ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                                  PIMCO                   RCM GLOBAL
                                                                              TOTAL RETURN                TECHNOLOGY
                                                                           INVESTMENT DIVISION        INVESTMENT DIVISION
                                                                       --------------------------  ------------------------
                                                                           2006          2005          2006         2005
                                                                       ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $  5,909,798  $ (4,574,955) $  (676,756) $  (633,688)
 Total realized gains (losses) from investments.......................    1,435,526     3,894,806      649,346     (300,688)
 Change in net unrealized appreciation (deprecation) of investments...    6,453,586     4,112,147    1,808,074    5,000,978
                                                                       ------------  ------------  -----------  -----------
 Net increase (decrease) in net assets resulting from operations......   13,798,910     3,431,998    1,780,664    4,066,602
                                                                       ------------  ------------  -----------  -----------
From capital transactions:
 Payments received from contract owners...............................   57,977,013    73,427,657    5,370,512    3,967,764
 Transfers between investment divisions (including fixed account), net   (5,669,753)   57,029,334   (3,002,320)  (6,386,968)
 Transfers from contract benefits and terminations....................  (34,363,949)  (26,006,648)  (4,811,753)  (4,020,938)
 Contract maintenance charges.........................................           --                         --
                                                                       ------------  ------------  -----------  -----------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................   17,943,311   104,450,343   (2,443,561)  (6,440,142)
                                                                       ------------  ------------  -----------  -----------
NET CHANGE IN NET ASSETS..............................................   31,742,221   107,882,341     (662,897)  (2,373,540)
NET ASSETS - BEGINNING OF PERIOD......................................  406,268,866   298,386,525   51,898,685   54,272,225
                                                                       ------------  ------------  -----------  -----------
NET ASSETS - END OF PERIOD............................................ $438,011,087  $406,268,866  $51,235,788  $51,898,685
                                                                       ============  ============  ===========  ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005

  The accompanying notes are an integral part of these financial statements.

         LAZARD                    MET/AIM                HARRIS OAKMARK              OPPENHEIMER
         MID-CAP              SMALL CAP GROWTH             INTERNATIONAL          CAPITAL APPRECIATION
   INVESTMENT DIVISION       INVESTMENT DIVISION        INVESTMENT DIVISION       INVESTMENT DIVISION
------------------------  ------------------------  --------------------------  -----------------------
    2006         2005         2006         2005         2006          2005          2006        2005
-----------  -----------  -----------  -----------  ------------  ------------  -----------  ----------
$  (423,294) $  (422,837) $  (302,685) $  (224,681) $  2,237,703  $ (1,368,670) $  (103,576) $  (18,156)
  5,676,560    6,378,125    3,596,554    1,199,620    23,701,431     4,780,389       95,674      47,129
    362,830   (3,372,554)    (698,241)     232,220    31,114,541    10,805,618      594,079      94,410
-----------  -----------  -----------  -----------  ------------  ------------  -----------  ----------
  5,616,096    2,582,734    2,595,628    1,207,159    57,053,675    14,217,337      586,177     123,383
-----------  -----------  -----------  -----------  ------------  ------------  -----------  ----------
  5,445,770    5,368,971    2,778,187    2,950,087    49,228,663    30,902,629    4,382,611   1,893,057
  5,045,463    2,105,055    2,746,564    1,855,183    90,520,634    53,072,017    4,241,724   1,724,734
 (2,982,881)  (2,342,148)  (1,445,966)    (845,515)  (13,049,354)   (5,919,112)    (480,388)    (54,640)
         --                        --                         --                         --
-----------  -----------  -----------  -----------  ------------  ------------  -----------  ----------
  7,508,352    5,131,878    4,078,785    3,959,755   126,699,943    78,055,534    8,143,947   3,563,151
-----------  -----------  -----------  -----------  ------------  ------------  -----------  ----------
 13,124,448    7,714,612    6,674,413    5,166,914   183,753,618    92,272,871    8,730,124   3,686,534
 41,868,418   34,153,806   19,296,323   14,129,409   158,028,315    65,755,444    4,043,647     357,113
-----------  -----------  -----------  -----------  ------------  ------------  -----------  ----------
$54,992,866  $41,868,418  $25,970,736  $19,296,323  $341,781,933  $158,028,315  $12,773,771  $4,043,647
===========  ===========  ===========  ===========  ============  ============  ===========  ==========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005




                                                                              LEGG MASON              THIRD AVENUE
                                                                           AGGRESSIVE GROWTH         SMALL CAP VALUE
                                                                          INVESTMENT DIVISION      INVESTMENT DIVISION
                                                                       ------------------------  ----------------------
                                                                           2006         2005        2006        2005
                                                                       -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $  (419,475) $  (289,867) $  (27,262) $  (13,775)
 Total realized gains (losses) from investments.......................   3,682,794    1,607,154     273,613      52,343
 Change in net unrealized appreciation (deprecation) of investments...  (4,438,090)   1,528,359     141,550     141,813
                                                                       -----------  -----------  ----------  ----------
 Net increase (decrease) in net assets resulting from operations......  (1,174,771)   2,845,646     387,901     180,381
                                                                       -----------  -----------  ----------  ----------
From capital transactions:
 Payments received from contract owners...............................   5,915,164    3,776,771   1,918,829   1,294,932
 Transfers between investment divisions (including fixed account), net   1,547,267    2,543,204     320,744     410,287
 Transfers from contract benefits and terminations....................  (2,328,418)  (1,793,160)    (58,859)    (12,757)
 Contract maintenance charges.........................................          --                       --
                                                                       -----------  -----------  ----------  ----------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................   5,134,013    4,526,815   2,180,714   1,692,462
                                                                       -----------  -----------  ----------  ----------
NET CHANGE IN NET ASSETS..............................................   3,959,242    7,372,461   2,568,615   1,872,843
NET ASSETS - BEGINNING OF PERIOD......................................  28,090,437   20,717,976   2,276,433     403,590
                                                                       -----------  -----------  ----------  ----------
NET ASSETS - END OF PERIOD............................................ $32,049,679  $28,090,437  $4,845,048  $2,276,433
                                                                       ===========  ===========  ==========  ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005

  The accompanying notes are an integral part of these financial statements.

                                                                         CYCLICAL
     NEUBERGER BERMAN           LEGG MASON           CYCLICAL           GROWTH AND        PIMCO INFLATION
        REAL ESTATE            VALUE EQUITY         GROWTH ETF          INCOME ETF        PROTECTED BOND
    INVESTMENT DIVISION     INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
--------------------------  ------------------- ------------------- ------------------- -------------------
    2006          2005           2006 (B)            2006 (B)            2006 (B)            2006 (B)
------------  ------------  ------------------- ------------------- ------------------- -------------------
$ (1,040,698) $ (1,411,056)     $  (240,311)        $   18,222          $   23,203          $   (69,864)
  17,690,279     3,792,043          634,114             27,285              11,632               25,327
  61,645,842    11,809,478        1,925,110            179,453             132,729               (8,122)
------------  ------------      -----------         ----------          ----------          -----------
  78,295,423    14,190,465        2,318,913            224,960             167,564              (52,659)
------------  ------------      -----------         ----------          ----------          -----------
  53,283,902    39,480,037        2,948,364            370,064             266,900            3,341,184
 106,343,823    53,988,430       30,805,406          3,122,552           2,572,439           10,682,873
 (15,668,554)   (5,567,042)      (1,462,784)           (24,975)            (24,253)            (287,262)
          --                             --                 --                  --                   --
------------  ------------      -----------         ----------          ----------          -----------
 143,959,171    87,901,425       32,290,986          3,467,641           2,815,086           13,736,795
------------  ------------      -----------         ----------          ----------          -----------
 222,254,594   102,091,890       34,609,899          3,692,601           2,982,650           13,684,136
 159,988,876    57,896,986               --                 --                  --                   --
------------  ------------      -----------         ----------          ----------          -----------
$382,243,470  $159,988,876      $34,609,899         $3,692,601          $2,982,650          $13,684,136
============  ============      ===========         ==========          ==========          ===========

       AMERICAN FUNDS
           GROWTH
     INVESTMENT DIVISION
----------------------------
     2006           2005
--------------  ------------
$   (5,920,728) $ (4,328,983)
    16,619,281     4,556,577
    73,139,372    99,079,089
--------------  ------------
    83,837,925    99,306,683
--------------  ------------
   166,051,231   138,333,004
   103,360,648   108,667,378
   (65,280,668)  (45,385,720)
            --
--------------  ------------
   204,131,211   201,614,662
--------------  ------------
   287,969,136   300,921,345
   843,004,006   542,082,661
--------------  ------------
$1,130,973,142  $843,004,006
==============  ============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005, AND 2004



                                                                             AMERICAN FUNDS              AMERICAN FUNDS
                                                                            GROWTH AND INCOME      GLOBAL SMALL CAPITALIZATION
                                                                           INVESTMENT DIVISION         INVESTMENT DIVISION
                                                                       --------------------------  --------------------------
                                                                           2006          2005          2006          2005
                                                                       ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $  1,549,908  $    113,385  $ (4,090,440) $ (1,010,944)
 Total realized gains (losses) from investments.......................   24,300,278     6,317,200    44,593,050     7,027,014
 Change in net unrealized appreciation (deprecation) of investments...   67,505,598    21,411,282    38,349,644    43,129,018
                                                                       ------------  ------------  ------------  ------------
 Net increase (decrease) in net assets resulting from operations......   93,355,784    27,841,867    78,852,254    49,145,088
                                                                       ------------  ------------  ------------  ------------
From capital transactions:
 Payments received from contract owners...............................   93,483,336   105,404,652    67,557,037    39,382,502
 Transfers between investment divisions (including fixed account), net   43,044,854    50,258,038    78,241,529    75,179,349
 Transfers from contract benefits and terminations....................  (52,831,786)  (40,821,053)  (27,644,609)  (16,248,098)
 Contract maintenance charges.........................................           --                          --
                                                                       ------------  ------------  ------------  ------------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................   83,696,404   114,841,637   118,153,957    98,313,753
                                                                       ------------  ------------  ------------  ------------
NET CHANGE IN NET ASSETS..............................................  177,052,188   142,683,504   197,006,211   147,458,841
NET ASSETS - BEGINNING OF PERIOD......................................  648,646,801   505,963,297   304,247,953   156,789,112
                                                                       ------------  ------------  ------------  ------------
NET ASSETS - END OF PERIOD............................................ $825,698,989  $648,646,801  $501,254,164  $304,247,953
                                                                       ============  ============  ============  ============

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005

  The accompanying notes are an integral part of these financial statements.

                                AMERICAN FUNDS
                                     BOND
                              INVESTMENT DIVISION
                              -------------------
                                   2006 (B)
                              -------------------
                                  $   (47,011)
                                        7,666
                                    1,130,100
                                  -----------
                                    1,090,755
                                  -----------
                                   14,215,104
                                   41,926,664
                                   (1,011,646)
                                           --
                                  -----------
                                   55,130,122
                                  -----------
                                   56,220,877
                                           --
                                  -----------
                                  $56,220,877
                                  ===========


                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1.  BUSINESS

Metropolitan Life Separate Account E (the "Separate Account"), a Separate Account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established by the board of director of Metropolitan Life on September 27, 1983 to support Metropolitan Life's operations with respect to certain variable annuity contracts ("Contracts"). Metropolitan Life is a wholly owned subsidiary of MetLife Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on April 6, 1984 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account supports various Contracts (VestMet, Preference Plus Account, Preference Plus Account for Enhanced Contracts, Preference Plus Select, Personal IncomePlus, Preference Plus Income Advantage, Enhanced Preference Plus Account, Financial Freedom Account, MetLife Asset Builder, MetLife Income Security Plan, MetLife Settlement Plus, and MetLife Financial Freedom Select).

The Separate Account is divided into Investment Divisions, each of which is treated as an individual separate account for financial reporting purposes. When the contractholder allocates or transfers money to an investment division, the investment division purchases shares of a portfolio, series or fund (with the same name) within the Metropolitan Fund, Fidelity VIP Funds, Calvert Fund, Met Investors Fund or the American Funds (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.

The following Investment Divisions were available for investment as of December 31, 2006:

             BlackRock Large Cap        MetLife Conservative
              Investment Division*       Allocation Investment
                                         Division*
             Variable B Investment      MetLife Conservative to
              Division (a)               Moderate Allocation
                                         Investment Division*
             Variable C Investment      MetLife Moderate
              Division (a)               Allocation Investment
                                         Division*
             Variable D Investment      MetLife Moderate to
              Division**                 Aggressive Allocation
                                         Investment Division*
             BlackRock Diversified      MetLife Aggressive
              Investment Division*       Allocation Investment
                                         Division*
             BlackRock Aggressive
              Growth Investment         FI Large Cap Investment
              Division*                  Division*
             MetLife Stock Index        Fidelity Money Market
              Investment Division*       Investment Division
             FI International Stock     Fidelity Equity-Income
              Investment Division*       Investment Division
             FI Mid Cap Opportunities   Fidelity Growth
              Investment Division*       Investment Division
             T. Rowe Price Small Cap
              Growth Investment         Fidelity Overseas
              Division*                  Investment Division
             Oppenheimer Global Equity  Fidelity Investment Grade
              Investment Division*       Bond Investment Division
             Harris Oakmark Large Cap
              Value Investment          Calvert Social Balanced
              Division*                  Investment Division
             Neuberger Berman Mid Cap   Calvert Social Mid Cap
              Value Investment           Growth Investment
              Division*                  Division
             T. Rowe Price Large Cap    Lord Abbett Bond
              Growth Investment          Debenture Investment
              Division*                  Division*
             Lehman Brothers Aggregate  MFS Research
              Bond Index Investment      International Investment
              Division*                  Division*
             Morgan Stanley EAFE Index  T. Rowe Price Mid Cap
              Investment Division*       Growth Investment
                                         Division*
             Russell 2000 Index         PIMCO Total Return
              Investment Division*       Investment Division*
             Jennison Growth            RCM Global Technology
              Investment Division*       Investment Division*
             BlackRock Strategic Value  Lazard Mid-Cap Investment
              Investment Division*       Division*
             MetLife Mid Cap Stock
              Index Investment          Met/AIM Small Cap Growth
              Division*                  Investment Division*
             Franklin Templeton Small   Harris Oakmark
              Cap Growth Investment      International Investment
              Division*                  Division*
             BlackRock Large Cap Value  Oppenheimer Capital
              Investment Division*       Appreciation Investment
                                         Division*
             BlackRock Bond Income      Legg Mason Aggressive
              Investment Division*       Growth Investment
                                         Division*
             BlackRock Money Market     Third Avenue Small Cap
              Investment Division*       Value Investment Division
             Davis Venture Value        Neuberger Berman Real
              Investment Division*       Estate Investment
                                         Division*
             Loomis Sayles Small Cap    Legg Mason Value Equity
              Investment Division*       Investment Division*
             MFS Investors Trust        Cyclical Growth ETF
              Investment Division**      Investment Division*
             Harris Oakmark Focused     Cyclical Growth and
              Value Investment           Income ETF Investment
              Division*                  Division*

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

1.  BUSINESS -- (CONTINUED)


             Western Asset Management   PIMCO Inflation Protected
              Strategic Bond             Bond Investment Division*
              Opportunities
              Investment Division*
             Western Asset Management
              U.S. Government           American Funds Growth
              Investment Division*       Investment Division
             FI Value Leaders           American Funds Growth and
              Investment Division*       Income Investment
                                         Division
             MFS Total Return           American Funds Global
              Investment Division*       Small Capitalization
                                         Investment Division
             BlackRock Legacy Large
              Cap Growth Investment     American Funds Bond
              Division*                  Investment Division

(a) Variable B Investment Division and Variable C Investment Division have contracts that only invest in the BlackRock Large Cap Portfolio.

* These investment divisions within the Separate Account invest in two or more share classes within the underlying portfolios of the funds that may assess 12b-1 fees.
** These investment divisions had no net assets as of December 31, 2006.

The operations of the investment divisions changed as follows during the years ended 2006, and 2005:

             For the year ended
             December 31, 2006:
             ------------------

             NAME CHANGES:
             Old Name                   New Name
             --------                   --------
             Salomon Brothers U.S.      Western Asset Management
              Government Investment      U.S. Government
              Division                   Investment Division
             Salomon Brothers           Western Asset Management
              Strategic Bond            Strategic Bond
              Opportunities Investment  Opportunities Investment
              Division                  Division
             Janus Aggressive Growth    Legg Mason Aggressive
              Investment Division        Growth Investment
                                         Division
             BlackRock Investment       BlackRock Large Cap
              Trust Investment Division  Investment Division

             MERGERS:
             Old Portfolio              New Portfolio
             -------------              -------------
             MFS Investors Trust        Legg Mason Value Equity
              Portfolio                  Portfolio
             AIM VI Core Stock          AIM VI Core Equity
              Portfolio                  Portfolio

             ADDITIONS:
             FI Large Cap Investment
              Division
             American Funds Bond
              Investment Division
             Legg Mason Value Equity
              Investment Division
             Cyclical Growth ETF
              Investment Division
             Cyclical Growth and
              Income ETF Investment
              Division
             PIMCO Inflation Protected
              Bond Investment Division

             For the year ended
             December 31, 2005:
             ------------------

             NAME CHANGES:
             Old Name                   New Name
             --------                   --------
             Met/AIM Mid Cap Core
              Equity Investment         Lazard Mid-Cap Investment
              Division                   Division
             Neuberger Berman Partners
              Mid Cap Value Investment  Neuberger Berman Mid Cap
              Division                   Value Investment Division
             Scudder Global Equity      Oppenheimer Global Equity
              Investment Division        Investment Division
             PIMCO PEA Innovation       RCM Global Technology
              Investment Division        Investment Division
             State Street Research
              Investment Trust          BlackRock Investment
              Investment Division        Trust Investment Division
             State Street Research
              Diversified Investment    BlackRock Diversified
              Division                   Investment Division
             State Street Research      BlackRock Aggressive
              Aggressive Growth          Growth Investment
              Investment Division        Division
             State Street Research
              Large Cap Value           BlackRock Large Cap Value
              Investment Division        Investment Division
             State Street Research
              Bond Income Investment    BlackRock Bond Income
              Division                   Investment Division
             State Street Research
              Money Market Investment   BlackRock Money Market
              Division                   Investment Division
             State Street Research      BlackRock Legacy Large
              Large Cap Growth           Cap Growth Investment
              Investment Division        Division
             State Street Research
              Aurora Investment         BlackRock Strategic Value
              Division                   Investment Division

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

1.  BUSINESS -- (CONCLUDED)


             MERGERS:
             Old Portfolio              New Portfolio
             -------------              -------------
             Met/Putnam Voyager
              Portfolio                 Jennison Growth Portfolio

2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity separate accounts registered as unit investment trusts.

    A. VALUATION OF INVESTMENTS

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments in the Funds are valued utilizing the amortized cost method of valuation. Changes in fair values are recorded in the Statement of Operations.

    B. SECURITY TRANSACTIONS

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

    C. FEDERAL INCOME TAXES

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the Contracts.

    D. USE OF ESTIMATES

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

    E. PURCHASE PAYMENTS

       Purchase payments received by Metropolitan Life are credited as Accumulation or Annuity Units as of the end of the valuation period in which received, as provided in the prospectus.

    F. ANNUITY PAYOUTS

       Net Assets allocated to Contracts in the payout period are computed according to the 1983 Adjusted Individual Annuitant Mortality Table A. The assumed investment return is 4.0%. The mortality risk is fully borne by Metropolitan Life and may result in additional amounts being transferred into the variable annuity account by Metropolitan Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceeds amounts required, transfers may be made to Metropolitan Life.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

2.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)


    G. RECLASSIFICATION

       In prior year Statement of Operations, the Separate Account reported dividend income and realized gain distributions collectively as dividend income. The realized gain distributions have been reclassified and now appear as a separate line item in the Statement of Operations for all periods presented. In the prior year financial statements, the realized gain distributions were included in the calculations of the investment income ratios. These distributions were appropriately excluded from the current year calculations and prior year periods have been adjusted to conform to the current year presentation. These reclassifications had no effect on the net assets of the investment division or unit values of the Contracts.

       Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

3.  EXPENSES AND RELATED PARTY TRANSACTIONS

With respect to assets in the Separate Account that support certain Contracts, Metropolitan Life deducts a charge from the net assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 1.5% of the average daily values of the net assets in the Separate Account for VestMet Contracts and 1.25% for Preference Plus Contracts. Of this charge, Metropolitan Life estimates .75% is for general administrative expenses for VestMet Contracts and 0.50% is for Preference Plus Contracts and .75% is for the mortality and expense risk on both Contracts. However, for the Enhanced Preference Plus Account, Preference Plus Account for Enhanced Contracts and Financial Freedom Account Contracts, the charge is equivalent to an effective annual rate of .95% of the average daily value of the assets for these Contracts. Of this charge, Metropolitan Life estimates .20% is for general administrative expenses and .75% is for mortality and expense risk. These charges result in the reduction of unit values.

The Variable B Investment Division and Variable C Investment Division Contracts are charged for administrative expenses, mortality and expense risk of 1.00% for their respective Contracts. The Separate Account charges for Preference Plus Select Contracts, except for the American Funds Growth and Income, American Funds Growth, American Funds Global Small Capitalization, and American Funds Bond Investment Divisions, with the basic death benefit are as follows:
1.25% for the B class; 1.50% for the L class; 1.65% for the C class; and 1.70% for the first seven years of the Bonus Class (after which this reverts to the B class charge). These charges result in the reduction of unit values.

The Separate Account charge for the Preference Plus Select Contracts with the basic death benefit for the American Funds Growth and Income, American Funds Growth, American Funds Global Small Capitalization, and American Funds Bond Investment Divisions are as follows: 1.50% for the B Class; 1.75% for the L class; 1.90% for the C class and 1.95% for the first seven years of the Bonus Class (after which this reverts to the B class charge). These charges result in the reduction of unit values.

There are additional Separate Account charges associated with available optional riders. These are as follows: 0.20% for the Annual Step-Up Death Benefit; 0.35% for the Greater of Annual Step-Up 5% Annual Increase Benefit, and 0.25% for the Earnings Preservation Benefit. The charge for the Guaranteed Minimum Income Benefit Version I and Version II is 0.50% of the "guaranteed minimum income base" as defined in the Contract. The charge for the Guaranteed Minimum Income Benefit Version III is 0.75% of the "guaranteed minimum income base" as defined in the Contract with a maximum charge of 1.50% of the income base appreciable upon exercise of the optional reset feature. The charge for the Guaranteed Withdrawal Benefit is 0.50% of the "guaranteed withdrawal amount" as defined in the Contract. The charge for the Optional Enhanced Guaranteed withdrawal benefit is .50% of the "guaranteed withdrawal amount" as defined in the Contract. The charge for the Guaranteed Minimum Accumulation Benefit is 0.75% of the 'guaranteed accumulation amount" as defined in the Contract. The charge for the Optional Lifetime Withdrawal

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

3.  EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

Guarantee Benefit is 0.50% for the Single Life Version and 0.70% for the Joint Life Version of the Total Guarantee Withdrawal Amount each Contract Anniversary, prior to taking into account any Automatic Annual Step-Up. These charges result in the reduction of unit values.

For MetLife Settlement Plus and MetLife Income Security Plan Contracts, the charge is equivalent to an effective annual rate of 1.25% of the average daily value of the assets for these Contracts. This charge results in the reduction of unit values.

The Separate Account charge for the MetLife Financial Freedom Select Contracts with the standard death benefit, except for the American Funds Growth-Income, American Funds Growth, American Funds Global Small Cap, and American Funds Bond Investment Divisions, are as follows: 1.15% for the B class; 1.30% for the L class; 1.45% for the C class; 0.50% for the e class; and 0.95% for the e Bonus Class. The Separate Account Charge for the MetLife Financial Freedom Select Contracts with the standard death benefit for the American Funds Growth-Income, American Funds Growth, American Funds Global Small Cap, and American Funds Bond Investment Divisions, are as follows: 1.40% for the B class; 1.55% for the L class; 1.70% for the C class; 0.75% for the e class; and 1.20% for the e Bonus class. The additional Separate Account charge associated with the available optional Annual Step-Up Death Benefit is 0.10%. The charge for the Guaranteed Minimum Income Benefit is 0.35% of the guaranteed minimum "income base" as defined in the Contract. These charges result in the reduction of unit values.

The Separate Account charge for the Personal IncomePlus Contracts cannot be greater than 0.95%. The Separate Account charge for the Preference Plus Income Advantage Annuity Contracts except for the American Funds Growth-Income, American Funds Growth, American Funds Global Small Cap and American Funds Bond Investment Divisions is 1.25%. The Separate Account charge for the Preference Plus Income Advantage Annuity Contracts with the American Funds Growth-Income, American Funds Growth, American Funds Global Small Cap, and American Funds Bond Investment Divisions is 1.50%. The charge for MetLife Asset Builder is a minimum of 0.45% but can not be greater than 0.95% during the pay in phase and during the pay-out phase. These charges result in the reduction of unit values.

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

4.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sales of investments for the year ended December 31, 2006 were as follows:

                                                          PURCHASES      SALES
                                                         ------------ ------------
BlackRock Large Cap Investment Division................. $ 28,075,384 $225,462,624
Variable B Investment Division..........................      514,839    6,795,836
Variable C Investment Division..........................       44,902      614,019
BlackRock Diversified Investment Division...............   50,594,551  227,686,967
BlackRock Aggressive Growth Investment Division.........   14,919,610  115,657,142
MetLife Stock Index Investment Division.................  454,034,708  554,282,917
FI International Stock Investment Division..............   55,772,139   44,443,284
FI Mid Cap Opportunities Investment Division............   27,329,500  109,986,227
T. Rowe Price Small Cap Growth Investment Division......   21,954,612   39,278,849
Oppenheimer Global Equity Investment Division...........   44,897,481   28,674,043
Harris Oakmark Large Cap Value Investment Division......   35,326,414   75,829,860
Neuberger Berman Mid Cap Value Investment Division......  148,062,020   87,949,024
T. Rowe Price Large Cap Growth Investment Division......   31,758,475   30,338,924
Lehman Brothers Aggregate Bond Index Investment Division  169,562,511   85,907,061
Morgan Stanley EAFE Index Investment Division...........   78,183,327   45,819,569

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4.  PURCHASES AND SALES OF INVESTMENTS -- (CONTINUED)

                                                                            PURCHASES        SALES
                                                                          -------------- --------------
Russell 2000 Index Investment Division................................... $   63,185,420 $   37,039,618
Jennison Growth Investment Division......................................     10,649,486      9,493,003
BlackRock Strategic Value Investment Division............................    143,408,044     81,580,553
MetLife Mid Cap Stock Index Investment Division..........................     80,787,847     33,085,316
Franklin Templeton Small Cap Growth Investment Division..................     14,912,946     10,095,636
BlackRock Large Cap Value Investment Division............................    106,681,865      7,392,245
BlackRock Bond Income Investment Division................................     77,317,451     72,875,010
BlackRock Money Market Investment Division...............................     42,320,895     38,892,494
Davis Venture Value Investment Division..................................    135,597,193     19,569,431
Loomis Sayles Small Cap Investment Division..............................     56,898,041     13,160,579
MFS Investors Trust Investment Division (a)..............................      4,432,385     28,023,732
Harris Oakmark Focused Value Investment Division.........................     76,905,376     79,084,636
Western Asset Management Strategic Bond Opportunities Investment Division     86,783,650     32,042,472
Western Asset Management U.S. Government Investment Division.............     49,356,857     25,054,585
FI Value Leaders Investment Division.....................................     52,382,450     13,168,044
MFS Total Return Investment Division.....................................     27,294,102     14,839,916
BlackRock Legacy Large Cap Growth Investment Division....................     12,501,954      4,243,584
MetLife Conservative Allocation Investment Division......................     36,887,734      8,867,625
MetLife Conservative to Moderate Allocation Investment Division..........    165,591,003      8,729,334
MetLife Moderate Allocation Investment Division..........................    381,658,266      8,600,703
MetLife Moderate to Aggressive Allocation Investment Division............    324,016,074      4,935,112
MetLife Aggressive Allocation Investment Division........................     41,034,350      8,160,280
FI Large Cap Investment Division (b).....................................      3,595,188        954,043
Fidelity Money Market Investment Division................................     19,985,416     15,006,180
Fidelity Equity-Income Investment Division...............................     23,185,801     18,830,602
Fidelity Growth Investment Division......................................      1,414,185     23,268,659
Fidelity Overseas Investment Division....................................      5,636,010      5,565,903
Fidelity Investment Grade Bond Investment Division.......................      2,449,664      3,773,033
Calvert Social Balanced Investment Division..............................      5,087,579      4,967,065
Calvert Social Mid Cap Growth Investment Division........................        699,110      2,155,329
Lord Abbett Bond Debenture Investment Division...........................     62,102,099     15,719,899
MFS Research International Investment Division...........................    128,318,549     49,792,294
T. Rowe Price Mid-Cap Growth Investment Division.........................     44,734,082     23,166,670
PIMCO Total Return Investment Division...................................     79,210,263     55,179,377
RCM Global Technology Investment Division................................     14,270,544     17,390,889
Lazard Mid-Cap Investment Division.......................................     19,437,328      7,232,559
Met/AIM Small Cap Growth Investment Division.............................     11,446,461      4,642,697
Harris Oakmark International Investment Division.........................    191,245,109     48,001,768
Oppenheimer Capital Appreciation Investment Division.....................      9,193,251      1,098,929
Legg Mason Aggressive Growth Investment Division.........................     14,643,330      8,027,718
Third Avenue Small Cap Value Investment Division.........................      2,676,042        305,263
Neuberger Berman Real Estate Investment Division.........................    172,487,438     16,587,862
Legg Mason Value Equity Investment Division (b)..........................     44,390,668     11,697,362
Cyclical Growth ETF Investment Division (b)..............................      4,294,571        800,637
Cyclical Growth and Income ETF Investment Division (b)...................      3,396,598        558,263
PIMCO Inflation Protected Bond Investment Division.......................     16,090,599      2,423,419
American Funds Growth Investment Division................................    239,931,352     35,484,956
American Funds Growth-Income Investment Division.........................    133,405,024     31,136,098
American Funds Global Small Capitalization Investment Division...........    182,206,389     46,228,332
American Funds Bond Investment Division (b)..............................     58,185,700      3,102,161
                                                                          -------------- --------------
Total.................................................................... $4,645,352,212 $2,690,758,221
                                                                          ============== ==============

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2006, and 2005 were as follows:

                                      BLACKROCK                                                   BLACKROCK
                                      LARGE CAP          VARIABLE B          VARIABLE C          DIVERSIFIED
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
Outstanding at December 31, 2005     35,962,693            256,179             16,427            43,701,026
Activity during 2006:
  Issued........................      1,624,601              1,299                 78             2,339,811
  Redeemed......................     (7,164,586)           (55,393)            (4,536)           (8,515,850)
                                     ----------            -------             ------            ----------
Outstanding at December 31, 2006     30,422,708            202,085             11,969            37,524,987
                                     ==========            =======             ======            ==========

Outstanding at December 31, 2004     41,533,677            280,320             16,427            49,414,541
Activity during 2005:
  Issued........................      1,916,602              2,539              1,785             2,730,164
  Redeemed......................     (7,487,586)           (26,680)            (1,785)           (8,443,679)
                                     ----------            -------             ------            ----------

Outstanding at December 31, 2005     35,962,693            256,179             16,427            43,701,026
                                     ==========            =======             ======            ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

     BLACKROCK            METLIFE               FI                   FI              T. ROWE PRICE        OPPENHEIMER
 AGGRESSIVE GROWTH      STOCK INDEX     INTERNATIONAL STOCK MID CAP OPPORTUNITIES  SMALL CAP GROWTH      GLOBAL EQUITY
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- --------------------- ------------------- -------------------
    22,315,188           84,618,319         13,964,525           37,066,246           16,882,027          12,088,855
     1,999,851           14,018,445          5,003,817            4,504,291            3,236,946           3,489,462
    (4,852,229)         (19,897,666)        (4,281,473)          (8,477,292)          (4,198,849)         (3,003,273)
    ----------          -----------         ----------           ----------           ----------          ----------
    19,462,810           78,739,098         14,686,869           33,093,245           15,920,124          12,575,044
    ==========          ===========         ==========           ==========           ==========          ==========

    25,212,280           85,759,354         13,332,626           41,657,278           17,980,002          11,372,844
     2,024,678           14,771,371          3,485,724            4,163,241            2,809,918           3,260,127
    (4,921,770)         (15,912,406)        (2,853,825)          (8,754,273)          (3,907,893)         (2,544,116)
    ----------          -----------         ----------           ----------           ----------          ----------

    22,315,188           84,618,319         13,964,525           37,066,246           16,882,027          12,088,855
    ==========          ===========         ==========           ==========           ==========          ==========

  HARRIS OAKMARK
  LARGE CAP VALUE
INVESTMENT DIVISION
-------------------
    31,545,152
     5,195,790
    (8,028,765)
    ----------
    28,712,177
    ==========

    29,629,917
     8,287,977
    (6,372,742)
    ----------

    31,545,152
    ==========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, and 2005 were as follows:

                                  NEUBERGER BERMAN      T. ROWE PRICE      LEHMAN BROTHERS      MORGAN STANLEY
                                    MID CAP VALUE     LARGE CAP GROWTH   AGGREGATE BOND INDEX     EAFE INDEX
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                 ------------------- ------------------- -------------------- -------------------
Outstanding at December 31, 2005     21,232,326          15,057,106           58,769,971          24,828,115
Activity during 2006:
  Issued........................      7,345,188           3,779,338           17,631,546           9,070,365
  Redeemed......................     (6,726,010)         (3,531,472)         (12,887,651)         (6,829,826)
                                     ----------          ----------          -----------          ----------
Outstanding at December 31, 2006     21,851,504          15,304,972           63,513,866          27,068,654
                                     ==========          ==========          ===========          ==========

Outstanding at December 31, 2004     16,214,942          14,178,974           46,560,646          21,202,631
Activity during 2005:
  Issued........................      9,429,145           3,974,098           20,882,151           8,402,289
  Redeemed......................     (4,411,761)         (3,095,966)          (8,672,826)         (4,776,805)
                                     ----------          ----------          -----------          ----------

Outstanding at December 31, 2005     21,232,326          15,057,106           58,769,971          24,828,115
                                     ==========          ==========          ===========          ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006


      RUSSELL            JENNISON            BLACKROCK        METLIFE MID CAP   FRANKLIN TEMPLETON       BLACKROCK
    2000 INDEX            GROWTH          STRATEGIC VALUE       STOCK INDEX      SMALL CAP GROWTH     LARGE CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
    15,924,763           7,462,775          28,603,886          19,346,717           4,244,927           5,368,892
     5,262,649           3,131,031           4,675,750           6,741,450           1,760,087           8,762,821
    (4,288,537)         (2,787,453)         (6,466,415)         (4,929,412)         (1,491,476)         (1,747,363)
    ----------          ----------          ----------          ----------          ----------          ----------
    16,898,875           7,806,353          26,813,221          21,158,755           4,513,538          12,384,350
    ==========          ==========          ==========          ==========          ==========          ==========

    15,279,970                  --          29,576,684          16,857,835           3,958,098           4,308,811
     4,965,024           9,619,831           5,567,470           6,380,620           1,515,862           2,301,157
    (4,320,231)         (2,157,056)         (6,540,268)         (3,891,738)         (1,229,033)         (1,241,076)
    ----------          ----------          ----------          ----------          ----------          ----------

    15,924,763           7,462,775          28,603,886          19,346,717           4,244,927           5,368,892
    ==========          ==========          ==========          ==========          ==========          ==========

     BLACKROCK
    BOND INCOME
INVESTMENT DIVISION
-------------------
    16,263,054
     2,574,843
    (3,747,289)
    ----------
    15,090,608
    ==========

    16,511,060
     2,902,153
    (3,150,159)
    ----------

    16,263,054
    ==========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, and 2005 were as follows:


                                      BLACKROCK             DAVIS           LOOMIS SAYLES              MFS
                                    MONEY MARKET        VENTURE VALUE         SMALL CAP          INVESTORS TRUST
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (A)
                                 ------------------- ------------------- ------------------- -----------------------
Outstanding at December 31, 2005      1,240,999           9,616,873           1,880,156             2,689,053
Activity during 2006:
  Issued........................      2,053,318           5,394,725           2,126,954               317,297
  Redeemed......................     (1,937,721)         (2,002,171)           (909,564)           (3,006,350)
                                     ----------          ----------           ---------            ----------
Outstanding at December 31, 2006      1,356,596          13,009,427           3,097,546                    --
                                     ==========          ==========           =========            ==========

Outstanding at December 31, 2004      1,089,932           6,061,573           1,424,451             2,351,228
Activity during 2005:
  Issued........................        773,102           4,796,482             844,808               799,868
  Redeemed......................       (622,035)         (1,241,182)           (389,103)             (462,043)
                                     ----------          ----------           ---------            ----------
Outstanding at December 31, 2005      1,240,999           9,616,873           1,880,156             2,689,053
                                     ==========          ==========           =========            ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

                       WESTERN ASSET
                        MANAGEMENT         WESTERN ASSET
  HARRIS OAKMARK      STRATEGIC BOND        MANAGEMENT              FI                  MFS                BLACKROCK
   FOCUSED VALUE       OPPORTUNITIES      U.S. GOVERNMENT      VALUE LEADERS       TOTAL RETURN     LEGACY LARGE CAP GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -----------------------
    11,283,242          11,262,819          10,976,124           1,911,983           3,604,722               640,982
     2,378,911           5,464,345           4,328,751           2,099,346           1,329,962               812,332
    (3,336,405)         (3,315,529)         (3,019,721)           (833,004)           (987,371)             (391,269)
    ----------          ----------          ----------           ---------          ----------             ---------
    10,325,748          13,411,635          12,285,154           3,178,325           3,947,313             1,062,045
    ==========          ==========          ==========           =========          ==========             =========

     9,659,217           7,027,888           7,714,000             856,897           2,312,843               301,836
     3,697,325           5,711,610           5,162,073           1,516,467           2,370,547               549,733
    (2,073,300)         (1,476,679)         (1,899,949)           (461,381)         (1,078,668)             (210,587)
    ----------          ----------          ----------           ---------          ----------             ---------
    11,283,242          11,262,819          10,976,124           1,911,983           3,604,722               640,982
    ==========          ==========          ==========           =========          ==========             =========

      METLIFE
   CONSERVATIVE
    ALLOCATION
INVESTMENT DIVISION
-------------------
     1,232,690
     4,180,579
    (1,573,340)
    ----------
     3,839,929
    ==========

            --
     1,472,711
      (240,021)
    ----------
     1,232,690
    ==========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, and 2005 were as follows:

                                       METLIFE                                 METLIFE
                                   CONSERVATIVE TO                           MODERATE TO
                                      MODERATE             METLIFE           AGGRESSIVE             METLIFE
                                     ALLOCATION      MODERATE ALLOCATION     ALLOCATION      AGGRESSIVE ALLOCATION
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- ---------------------
Outstanding at December 31, 2005      4,525,054           8,136,943           5,478,129              659,010
Activity during 2006:
  Issued........................     16,681,800          36,022,444          28,990,092            3,778,992
  Redeemed......................     (2,526,071)         (3,369,287)         (2,027,703)          (1,051,761)
                                     ----------          ----------          ----------           ----------
Outstanding at December 31, 2006     18,680,783          40,790,100          32,440,518            3,386,241
                                     ==========          ==========          ==========           ==========

Outstanding at December 31, 2004             --                  --                  --                   --
Activity during 2005:
  Issued........................      5,001,929           8,640,654           5,779,726              774,412
  Redeemed......................       (476,875)           (503,711)           (301,597)            (115,402)
                                     ----------          ----------          ----------           ----------
Outstanding at December 31, 2005      4,525,054           8,136,943           5,478,129              659,010
                                     ==========          ==========          ==========           ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006


          FI                 FIDELITY            FIDELITY            FIDELITY            FIDELITY             FIDELITY
       LARGE CAP           MONEY MARKET        EQUITY-INCOME          GROWTH             OVERSEAS       INVESTMENT GRADE BOND
INVESTMENT DIVISION (B) INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
----------------------- ------------------- ------------------- ------------------- ------------------- ---------------------
             --                398,745           2,814,629           3,645,885           1,302,806             896,213
        225,400              1,426,632             262,598             241,006             326,056             143,835
        (63,463)            (1,132,594)           (560,384)           (771,130)           (328,779)           (230,050)
        -------             ----------           ---------           ---------           ---------            --------
        161,937                692,783           2,516,843           3,115,761           1,300,083             809,998
        =======             ==========           =========           =========           =========            ========

             --                508,676           3,181,549           4,247,099           1,402,715             942,267
             --                502,625             244,063             299,161             215,684             182,284
             --               (612,556)           (610,983)           (900,375)           (315,593)           (228,338)
        -------             ----------           ---------           ---------           ---------            --------
             --                398,745           2,814,629           3,645,885           1,302,806             896,213
        =======             ==========           =========           =========           =========            ========

  CALVERT SOCIAL
     BALANCED
INVESTMENT DIVISION
-------------------
     2,181,124
       265,307
      (315,270)
     ---------
     2,131,161
     =========

     2,197,291
       461,013
      (477,180)
     ---------
     2,181,124
     =========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, and 2005 were as follows:


                                   CALVERT SOCIAL        LORD ABBETT        MFS RESEARCH        T. ROWE PRICE
                                   MID CAP GROWTH      BOND DEBENTURE       INTERNATIONAL      MID CAP GROWTH
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
Outstanding at December 31, 2005       466,889           11,143,052           4,118,785          11,533,257
Activity during 2006:
  Issued........................        52,051            4,645,758           9,856,218           7,188,713
  Redeemed......................       (99,450)          (2,578,523)         (5,014,665)         (4,900,122)
                                      --------           ----------          ----------          ----------
Outstanding at December 31, 2006       419,490           13,210,287           8,960,338          13,821,848
                                      ========           ==========          ==========          ==========

Outstanding at December 31, 2004       506,064            9,177,096           2,756,605           8,669,095
Activity during 2005:
  Issued........................        67,817            4,160,296           2,730,755           5,407,984
  Redeemed......................      (106,992)          (2,194,340)         (1,368,575)         (2,543,822)
                                      --------           ----------          ----------          ----------
Outstanding at December 31, 2005       466,889           11,143,052           4,118,785          11,533,257
                                      ========           ==========          ==========          ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

                                                                                                        OPPENHEIMER
       PIMCO            RCM GLOBAL            LAZARD              MET/AIM         HARRIS OAKMARK          CAPITAL
   TOTAL RETURN         TECHNOLOGY            MID-CAP        SMALL CAP GROWTH      INTERNATIONAL       APPRECIATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
    33,143,919           9,833,932           2,877,414           1,475,123           9,989,980             448,382
    10,047,457           4,410,771           1,192,945             796,743          12,226,430           1,099,980
    (8,597,005)         (4,789,547)           (727,507)           (508,203)         (5,220,070)           (208,655)
    ----------          ----------           ---------           ---------          ----------           ---------
    34,594,371           9,455,156           3,342,852           1,763,663          16,996,340           1,339,707
    ==========          ==========           =========           =========          ==========           =========

    24,585,923          11,146,560           2,505,486           1,153,716           4,686,847              42,330
    13,256,698           3,664,483           1,111,291             657,961           7,279,668             468,801
    (4,698,702)         (4,977,111)           (739,363)           (336,554)         (1,976,535)            (62,749)
    ----------          ----------           ---------           ---------          ----------           ---------
    33,143,919           9,833,932           2,877,414           1,475,123           9,989,980             448,382
    ==========          ==========           =========           =========          ==========           =========

    LEGG MASON
 AGGRESSIVE GROWTH
INVESTMENT DIVISION
-------------------
     3,428,990
     2,290,121
    (1,677,781)
    ----------
     4,041,330
    ==========

     2,835,847
     1,642,901
    (1,049,758)
    ----------
     3,428,990
    ==========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, and 2005 were as follows:


                                    THIRD AVENUE      NEUBERGER BERMAN         LEGG MASON               CYCLICAL
                                   SMALL CAP VALUE       REAL ESTATE          VALUE EQUITY             GROWTH ETF
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
                                 ------------------- ------------------- ----------------------- -----------------------
Outstanding at December 31, 2005       138,389           11,156,645                    --                     --
Activity during 2006:
  Issued........................       174,972           12,321,018             3,948,332                419,071
  Redeemed......................       (49,888)          (3,837,001)             (546,827)               (96,119)
                                       -------           ----------             ---------                -------
Outstanding at December 31, 2006       263,473           19,640,662             3,401,505                322,952
                                       =======           ==========             =========                =======

Outstanding at December 31, 2004        27,952            4,508,731                    --                     --
Activity during 2005:
  Issued........................       127,347            9,258,310                    --                     --
  Redeemed......................       (16,910)          (2,610,396)                   --                     --
                                       -------           ----------             ---------                -------
Outstanding at December 31, 2005       138,389           11,156,645                    --                     --
                                       =======           ==========             =========                =======

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

                                                                                           AMERICAN FUNDS
       CYCLICAL                  PIMCO             AMERICAN FUNDS      AMERICAN FUNDS       GLOBAL SMALL
 GROWTH AND INCOME ETF  INFLATION PROTECTED BOND       GROWTH         GROWTH AND INCOME    CAPITALIZATION
INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
----------------------- ------------------------ ------------------- ------------------- -------------------
             --                       --              5,817,927           6,416,996          12,642,767
        330,294                1,459,749              2,561,534           2,033,946           9,433,328
        (63,298)                (231,128)            (1,170,720)         (1,226,390)         (5,011,660)
        -------                ---------             ----------          ----------          ----------
        266,996                1,228,621              7,208,741           7,224,552          17,064,435
        =======                =========             ==========          ==========          ==========

             --                       --              4,245,543           5,181,523           8,037,895
             --                       --              2,359,943           2,215,037           7,056,512
             --                       --               (787,559)           (979,564)         (2,451,640)
        -------                ---------             ----------          ----------          ----------
             --                       --              5,817,927           6,416,996          12,642,767
        =======                =========             ==========          ==========          ==========

    AMERICAN FUNDS
         BOND
INVESTMENT DIVISION (B)
-----------------------
              --
       3,947,258
        (290,298)
       ---------
       3,656,960
       =========

              --
              --
              --
       ---------
              --
       =========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable.

                                                                        BLACKROCK
                                                                        LARGE CAP          VARIABLE B          VARIABLE C
                                                                   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                   ------------------- ------------------- -------------------
2006
Units.............................................................        30,422,708              202,085              11,969
Unit Fair Value, Lowest to Highest (1)............................  $13.80 to $82.16    $45.46 to $169.07  $169.07 to $207.39
Net Assets........................................................    $1,213,697,540          $32,075,445          $2,255,006
Investment Income Ratio to Net Assets (2).........................             1.32%                1.35%               1.36%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%                1.00%               1.00%
Total Return, Lowest to Highest (4)...............................  11.26% to 13.04%               13.22%              13.61%
2005
Units.............................................................        35,962,693              256,179              16,427
Unit Fair Value, Lowest to Highest (1)............................  $12.20 to $72.68    $39.84 to $149.63  $149.63 to $181.74
Net Assets........................................................    $1,267,668,619          $34,430,948          $2,530,897
Investment Income Ratio to Net Assets (2).........................             1.10%                1.11%               1.22%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%                1.00%               1.00%
Total Return, Lowest to Highest (4)...............................    0.97% to 2.64%       2.64% to 4.24%      2.64% to 3.66%
2004
Units.............................................................        41,533,677              280,320              16,427
Unit Fair Value, Lowest to Highest (1)............................  $11.89 to $70.82    $38.22 to $145.78  $145.78 to $175.32
Net Assets........................................................    $1,423,521,417          $35,610,341          $2,571,598
Investment Income Ratio to Net Assets (2).........................             0.73%                0.76%               0.45%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%                1.00%               0.00%
Total Return, Lowest to Highest (4)...............................   6.33% to 10.46%       7.09% to 9.21%     9.21% to 10.31%
2003
Units.............................................................        46,131,601              282,208              17,037
Unit Fair Value, Lowest to Highest (1)............................  $10.83 to $64.50              $133.49             $133.49
Net Assets........................................................    $1,436,555,863          $42,740,424          $1,145,818
Investment Income Ratio to Net Assets (2).........................             0.84%                0.92%               0.88%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%                1.00%               1.00%
Total Return, Lowest to Highest (4)...............................  25.82% to 29.08%               28.06%              28.06%
2002
Units.............................................................        49,889,535              305,507               7,818
Unit Fair Value, Lowest to Highest (1)............................   $8.39 to $49.99              $104.24             $104.24
Net Assets........................................................    $1,196,193,511          $36,937,355          $1,170,621
Investment Income Ratio to Net Assets (2).........................             0.57%                0.55%               0.54%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.20%                 1.0%                  0%
Total Return, Lowest to Highest (4)...............................       -28% to -3%                 -27%                -27%

(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the Contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

     BLACKROCK           BLACKROCK            METLIFE               FI                   FI              T. ROWE PRICE
    DIVERSIFIED      AGGRESSIVE GROWTH      STOCK INDEX     INTERNATIONAL STOCK MID CAP OPPORTUNITIES  SMALL CAP GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- --------------------- -------------------
       37,524,987          19,462,810          78,739,098          14,686,869           33,093,245           15,920,124
 $13.19 to $48.72    $14.68 to $49.89    $12.91 to $49.92    $15.35 to $21.74     $13.33 to $20.62     $13.48 to $16.09
   $1,283,710,537        $657,496,616      $3,412,276,448        $294,563,493         $662,043,069         $241,933,957
            2.46%               0.00%               1.96%               1.40%                0.01%                0.00%
   0.95% to 2.30%      0.95% to 2.30%      0.50% to 2.30%      0.95% to 2.30%       0.65% to 2.30%       0.50% to 2.30%
   7.76% to 9.49%      4.04% to 5.72%    -2.44% to 14.72%    13.58% to 15.41%      9.00% to 11.13%      1.28% to 12.45%
       43,701,026          22,315,188          84,618,319          13,964,525           37,066,246           16,882,027
 $12.04 to $44.49    $13.88 to $47.19    $11.56 to $43.55    $13.72 to $18.84     $12.04 to $18.61     $13.31 to $15.24
   $1,364,024,142        $713,800,758      $3,217,216,070        $246,270,129         $672,025,922         $250,349,096
            1.59%               0.00%               1.56%               0.58%                0.00%                0.00%
   0.95% to 2.30%      0.95% to 2.30%      0.95% to 2.30%      0.95% to 1.25%       0.65% to 2.30%       0.65% to 2.30%
   0.48% to 2.09%      7.94% to 9.67%      2.02% to 4.01%    14.93% to 16.95%       4.27% to 6.21%       .65% to 10.22%
       49,414,541          25,212,280          85,759,354          13,332,626           41,657,278           17,980,002
 $11.80 to $43.58    $12.66 to $43.03    $11.11 to $41.93    $11.94 to $16.11     $11.44 to $17.57     $12.30 to $13.86
   $1,509,148,475        $735,674,081      $3,155,883,032        $203,820,632         $715,717,082         $243,468,250
            1.89%               0.00%               0.83%               1.28%                0.49%                0.00%
   0.95% to 2.30%      0.95% to 2.30%      0.50% to 2.30%      0.95% to 2.30%       0.65% to 2.30%       0.65% to 2.30%
   5.75% to 8.00%     9.86% to 11.94%      7.71% to 9.78%    13.55% to 17.11%     12.01% to 16.38%      5.98% to 10.41%
                                                                            .
       53,723,371          27,593,291          80,944,392          13,732,594           43,573,347           18,783,855
 $10.97 to $40.55    $11.31 to $38.45    $10.82 to $38.22    $10.48 to $13.76     $11.28 to $15.14     $11.38 to $12.60
   $1,521,354,910        $718,243,154      $2,724,568,861        $181,194,465         $647,159,872         $231,644,470
            3.72%               0.00%               1.66%               0.67%                0.00%                0.00%
   0.95% to 2.30%      0.95% to 2.30%      0.50% to 2.30%      0.95% to 2.30%       0.95% to 2.30%       0.95% to 2.30%
 17.67% to 19.44%    37.39% to 39.46%    25.08% to 27.23%    24.99% to 26.82%     31.50% to 33.33%     37.43% to 40.23%
       58,214,858          28,888,640          80,995,688          14,131,444           46,924,968           18,480,398
  $9.19 to $33.95     $8.11 to $27.57     $8.52 to $29.70     $8.48 to $10.85      $8.46 to $11.36       $8.26 to $9.03
   $1,375,721,650        $539,038,205      $2,148,997,728        $148,302,248         $524,360,926         $163,890,306
            2.43%               0.00%               0.88%               0.90%                0.00%                0.00%
   0.95% to 2.20%      0.95% to 2.20%      0.95% to 2.20%      0.95% to 2.20%       0.95% to 2.20%       0.95% to 2.20%
      -16% to -8%        -30% to -19%          -24% to 0%        -19% to -14%         -31% to -15%           -28% to 2%

    OPPENHEIMER
   GLOBAL EQUITY
INVESTMENT DIVISION
-------------------
       12,575,044
 $15.47 to $20.69
     $251,446,846
            2.50%
   0.95% to 2.30%
 13.71% to 15.53%
       12,088,855
 $14.88 to $17.91
     $210,571,508
            0.54%
   0.95% to 2.30%
 13.36% to 15.13%
       11,372,844
 $12.93 to $15.56
     $172,750,812
            1.57%
   0.95% to 2.30%
 11.68% to 15.47%

       11,753,027
 $11.21 to $13.49
     $155,401,839
            2.07%
   0.95% to 2.30%
 27.40% to 29.30%
       11,877,060
  $8.67 to $10.44
     $121,961,430
            1.76%
   0.95% to 2.20%
     -18% to -13%

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable.

                                                                     HARRIS OAKMARK     NEUBERGER BERMAN      T. ROWE PRICE
                                                                     LARGE CAP VALUE      MID CAP VALUE     LARGE CAP GROWTH
                                                                   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                   ------------------- ------------------- -------------------
2006
Units.............................................................        28,712,177          21,851,504          15,304,972
Unit Fair Value, Lowest to Highest (1)............................  $12.48 to $15.88    $14.20 to $28.20    $12.95 to $14.90
Net Assets........................................................      $432,262,160        $583,683,569        $220,662,118
Investment Income Ratio to Net Assets (2).........................             0.69%               0.41%               0.27%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.50% to 2.30%      0.50% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................  15.16% to 17.35%     8.67% to 10.64%    10.30% to 15.81%
2005
Units.............................................................        31,545,152          21,232,326          15,057,106
Unit Fair Value, Lowest to Highest (1)............................  $11.58 to $13.45    $12.86 to $25.48    $11.90 to $13.29
Net Assets........................................................      $408,151,596        $517,299,339        $194,650,515
Investment Income Ratio to Net Assets (2).........................             0.64%               0.24%               0.50%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.60% to 2.30%      0.50% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................  -3.87% to -1.98%     9.39% to 11.20%       2.31 to 5.61%
2004
Units.............................................................        29,629,917          16,214,942          14,178,974
Unit Fair Value, Lowest to Highest (1)............................  $11.85 to $13.75    $14.37 to $22.61    $11.45 to $12.58
Net Assets........................................................      $395,114,883        $358,032,635        $174,634,867
Investment Income Ratio to Net Assets (2).........................             0.46%               0.22%               0.19%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.60% to 2.30%      0.95% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................   7.27% to 10.72%    11.76% to 21.78%     7.30% to 10.18%
2003
Units.............................................................        25,185,615          11,300,706          12,978,905
Unit Fair Value, Lowest to Highest (1)............................  $10.74 to $12.45    $11.80 to $18.57    $10.71 to $11.56
Net Assets........................................................      $306,337,319        $206,461,099        $147,759,339
Investment Income Ratio to Net Assets (2).........................             0.00%               0.31%               0.11%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.50% to 2.30%      0.95% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................  22.49% to 24.32%    33.28% to 35.25%    27.61% to 29.63%
2002
Units.............................................................        22,098,826          10,130,647          11,767,306
Unit Fair Value, Lowest to Highest (1)............................    $8.64 to $9.95     $8.73 to $13.73      $8.64 to $8.92
Net Assets........................................................      $217,357,181        $137,491,102        $103,789,751
Investment Income Ratio to Net Assets (2).........................             0.86%               0.11%               0.28%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.20%      0.95% to 2.20%      0.95% to 2.20%
Total Return, Lowest to Highest (4)...............................       -16% to -2%         -13% to -2%          -25% to 2%

(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the Contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  LEHMAN BROTHERS      MORGAN STANLEY          RUSSELL            JENNISON            BLACKROCK          METLIFE MID
AGGREGATE BOND INDEX     EAFE INDEX          2000 INDEX            GROWTH          STRATEGIC VALUE     CAP STOCK INDEX
INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        63,513,866          27,068,654          16,898,875           7,806,353          26,813,221          21,158,755
  $10.74 to $14.13    $14.24 to $19.48    $16.66 to $19.79     $4.65 to $12.47    $15.78 to $22.61    $13.61 to $16.55
      $849,543,686        $424,305,304        $319,432,503         $39,203,639        $580,737,411        $335,945,846
             4.21%               1.62%               0.75%               0.00%               0.24%               1.09%
    0.50% to 2.30%      0.50% to 2.30%      0.50% to 2.30%      0.65% to 2.30%      0.50% to 2.30%      0.50% to 2.30%
    1.48% to 3.45%    22.65% to 24.81%    14.88% to 17.20%      0.20% to 2.09%    13.79% to 15.98%     7.32% to 13.52%
        58,769,971          24,828,115          15,924,763           7,462,775          28,603,886          19,346,717
  $10.42 to $13.68    $11.61 to $15.64    $14.26 to $16.92     $4.64 to $12.25    $13.65 to $19.26    $13.72 to $15.07
      $768,286,065        $314,544,224        $259,430,466         $37,114,974        $538,301,526        $283,308,837
             3.67%               1.52%               0.71%               0.00%               0.00%               0.61%
    0.50% to 2.30%      0.50% to 2.30%      0.50% to 2.30%      0.65% to 2.30%      0.65% to 2.30%      0.65% to 2.30%
   -0.48% to 1.39%    10.33% to 12.43%      1.97% to 3.80%     9.94% to 11.90%      1.57% to 3.51%     6.82% to 11.38%
        46,560,646          21,202,631          15,279,970                  --          29,576,684          16,857,835
  $11.21 to $13.50    $10.52 to $13.94    $13.77 to $16.30                 $--    $13.23 to $18.67    $12.53 to $13.53
      $607,563,120        $241,576,840        $242,131,144                 $--        $542,389,566        $223,266,641
             2.63%               0.73%               0.47%                  --               0.00%               0.52%
    0.50% to 2.30%      0.50% to 2.30%      0.50% to 2.30%                  --      0.65% to 2.30%      0.60% to 2.30%
    0.17% to 3.46%    14.75% to 18.74%    13.80% to 16.85%                  --    11.83% to 14.57%    11.33% to 15.05%
        30,485,159          19,519,582          14,716,651                  --          24,672,525          16,640,765
  $10.88 to $13.07     $9.15 to $11.77    $11.81 to $13.95                 $--    $11.58 to $16.34    $11.14 to $11.76
      $389,701,037        $189,195,386        $200,997,329                 $--        $398,038,205        $192,970,729
             5.38%               1.45%               0.61%                  --               0.00%               0.43%
    0.50% to 2.30%      0.50% to 2.30%      0.50% to 2.30%                  --      0.95% to 2.30%      0.50% to 2.30%
    1.13% to 2.91%    34.19% to 36.50%    42.69% to 45.01%                  --    46.51% to 50.60%    31.71% to 33.69%
        23,589,333          14,677,925          11,623,809                  --          20,893,360          12,279,701
  $10.59 to $12.69      $6.85 to $8.63      $8.16 to $9.61                 $--     $7.78 to $10.98      $8.43 to $8.78
      $295,466,638        $104,947,903        $110,231,824                 $--        $227,655,295        $107,024,585
             2.88%               0.50%               0.60%                  --               0.07%               0.38%
    0.95% to 2.20%      0.95% to 2.20%      0.95% to 2.20%                  --      0.95% to 2.20%      0.95% to 2.20%
          4% to 9%         -18% to -3%         -21% to -1%                  --         -23% to -5%         -17% to -1%

FRANKLIN TEMPLETON
 SMALL CAP GROWTH
INVESTMENT DIVISION
-------------------
        4,513,538
 $10.33 to $12.64
      $49,635,104
            0.00%
   0.60% to 2.30%
   1.88% to 9.11%
        4,244,927
  $9.63 to $11.60
      $43,057,929
            0.00%
   0.60% to 2.30%
   2.03% to 9.46%
        3,958,098
  $9.44 to $11.19
      $38,943,339
            0.00%
   0.60% to 2.30%
  8.68% to 23.51%
        3,288,203
   $8.72 to $9.09
      $29,155,697
            0.00%
   0.50% to 2.30%
 41.34% to 43.58%
        1,861,007
   $6.18 to $6.31
      $11,664,106
            0.00%
   0.95% to 2.20%
       -29% to 1%

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable.

                                                                        BLACKROCK           BLACKROCK           BLACKROCK
                                                                     LARGE CAP VALUE       BOND INCOME        MONEY MARKET
                                                                   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                   ------------------- ------------------- -------------------
2006
Units.............................................................        12,384,350          15,090,608           1,356,596
Unit Fair Value, Lowest to Highest (1)............................  $13.60 to $15.04    $11.91 to $57.26    $18.95 to $24.22
Net Assets........................................................      $179,447,389        $496,636,469         $29,869,403
Investment Income Ratio to Net Assets (2).........................             0.86%               5.68%               4.59%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.50% to 2.30%      0.50% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................  16.41% to 18.54%      1.78% to 3.74%      2.26% to 3.83%
2005
Units.............................................................         5,368,892          16,263,054           1,240,999
Unit Fair Value, Lowest to Highest (1)............................  $11.74 to $12.53    $11.51 to $54.04    $18.53 to $23.43
Net Assets........................................................       $66,157,275        $499,970,297         $26,441,007
Investment Income Ratio to Net Assets (2).........................             0.81%               3.88%               2.48%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%      0.65% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................    3.18% to 5.01%     -0.16% to 1.73%     0.34% to 12.20%
2004
Units.............................................................         4,308,811          16,511,060           1,089,932
Unit Fair Value, Lowest to Highest (1)............................  $11.18 to $11.97    $11.35 to $53.22    $18.26 to $23.09
Net Assets........................................................       $50,981,319        $479,529,727         $22,990,726
Investment Income Ratio to Net Assets (2).........................             0.00%               4.02%               0.86%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%      0.60% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................   1.54% to 12.29%     -6.04% to 3.77%     -1.46% to 0.05%
2003
Units.............................................................         1,872,159          17,412,347             701,222
Unit Fair Value, Lowest to Highest (1)............................  $10.42 to $10.66    $10.97 to $48.34    $18.73 to $23.19
Net Assets........................................................       $19,817,443        $470,409,429         $14,346,188
Investment Income Ratio to Net Assets (2).........................             1.16%               3.20%               0.68%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%      0.95% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................  32.33% to 34.09%      3.28% to 6.42%    -1.13% to -0.14%
2002
Units.............................................................           395,703          18,888,740             459,011
Unit Fair Value, Lowest to Highest (1)............................    $7.88 to $7.95    $10.46 to $46.31    $19.98 to $21.75
Net Assets........................................................        $3,130,580        $474,778,079          $9,162,959
Investment Income Ratio to Net Assets (2).........................             0.86%               5.78%               1.33%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.20%      0.95% to 2.20%      1.25% to 1.50%
Total Return, Lowest to Highest (4)...............................       -21% to -3%            4% to 7%                  0%

(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the Contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

       DAVIS           LOOMIS SAYLES              MFS             HARRIS OAKMARK      WESTERN ASSET MANAGEMENT
   VENTURE VALUE         SMALL CAP          INVESTORS TRUST        FOCUSED VALUE    STRATEGIC BOND OPPORTUNITIES
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (A) INVESTMENT DIVISION     INVESTMENT DIVISION
------------------- ------------------- ----------------------- ------------------- ----------------------------
       13,009,427           3,097,546                    --            10,325,748               13,411,635
 $13.39 to $41.95    $13.75 to $35.91                    --      $13.34 to $44.24         $11.23 to $23.07
     $499,120,554        $101,108,667                   $--          $418,653,330             $281,812,127
            0.69%               0.00%                 0.82%                 0.22%                    4.83%
   0.50% to 2.30%      0.50% to 2.30%        0.95% to 2.30%        0.50% to 2.30%           0.50% to 2.30%
 11.71% to 13.84%    13.76% to 15.82%        3.77% to 6.46%       9.63% to 11.61%           2.46% to 4.38%
        9,616,873           1,880,156             2,689,053            11,283,242               11,262,819
 $11.80 to $36.05    $11.90 to $30.17        $8.53 to $9.41      $11.97 to $39.14         $10.79 to $21.59
     $327,836,546         $53,640,656           $24,530,659          $413,672,421             $228,960,440
            0.55%               0.00%                 0.34%                 0.02%                    2.72%
   0.65% to 2.30%      0.95% to 2.30%        0.95% to 2.30%        0.95% to 2.30%           0.95% to 2.30%
   7.52% to 9.60%      4.28% to 5.97%        4.44% to 6.26%        7.22% to 9.06%           0.23% to 1.89%
        6,061,573           1,424,451                 2,351             9,659,217                7,027,888
 $12.62 to $32.99    $12.66 to $28.47        $8.10 to $8.86      $10.99 to $35.89         $18.05 to $21.19
     $191,013,088         $38,635,528               $20,307          $327,616,615             $141,477,434
            0.49%               0.00%                 0.42%                 0.03%                    2.86%
   0.65% to 2.30%      0.95% to 2.30%        0.95% to 2.30%        0.60% to 2.30%           0.95% to 2.30%
  6.99% to 11.58%    12.61% to 15.30%       8.61% to 10.96%        7.27% to 9.90%           2.39% to 6.12%
        3,616,999           1,146,443                 1,527             7,756,076                4,303,532
 $11.45 to $29.64    $10.98 to $24.70        $7.49 to $8.03      $27.98 to $32.93         $17.50 to $20.06
     $103,646,451         $27,095,353               $12,018          $243,812,067              $82,972,143
            0.31%               0.00%                 0.26%                 0.12%                    1.63%
   0.95% to 2.30%      0.95% to 2.30%        0.95% to 2.30%        0.50% to 2.30%           0.95% to 2.30%
 27.77% to 30.08%    33.19% to 35.93%      18.74% to 20.75%      29.01% to 31.89%          9.94% to 12.06%
        2,652,523             904,325                 1,023             6,025,452                1,690,783
  $8.83 to $22.86     $8.12 to $18.27        $6.33 to $6.65      $21.83 to $24.83         $16.05 to $17.99
      $59,152,035         $15,933,407                $6,719          $145,221,494              $29,511,785
            0.88%               0.11%                 0.41%                 0.23%                    6.20%
   0.95% to 2.20%      0.95% to 2.20%        0.95% to 2.20%        0.95% to 2.20%           0.95% to 2.20%
       -18% to 0%         -23% to -3%          -22% to -21%            -11% to 3%                 7% to 9%

WESTERN ASSET MANAGEMENT         FI
    U.S. GOVERNMENT         VALUE LEADERS
  INVESTMENT DIVISION    INVESTMENT DIVISION
------------------------ -------------------
          12,285,154             3,178,325
    $10.63 to $18.04      $13.63 to $35.20
        $202,290,485          $100,021,516
               3.09%                 0.81%
      0.50% to 2.30%        0.50% to 2.30%
      1.53% to 3.38%       9.13% to 11.10%
          10,976,124             1,911,983
    $10.30 to $17.46      $12.53 to $30.30
        $176,329,793           $54,642,394
               1.22%                 0.98%
      0.50% to 2.30%        0.95% to 2.30%
       -0.89% to 92%        5.45% to 9.66%
           7,714,000               856,897
    $14.41 to $17.30      $11.43 to $27.67
        $124,306,910           $22,597,417
               1.09%                 1.05%
      0.50% to 2.30%        0.95% to 2.30%
      0.46% to 2.49%       9.66% to 14.30%
           6,224,918               419,382
    $14.46 to $16.93      $21.25 to $24.60
         $99,373,490            $9,895,281
               0.73%                 0.27%
      0.50% to 2.30%        0.95% to 2.30%
     -0.76% to 1.16%      23.86% to 26.43%
           5,667,522                56,394
    $14.69 to $16.46      $17.32 to $19.59
         $90,530,462            $1,071,595
               2.07%                 0.17%
      0.95% to 2.20%        0.95% to 2.20%
            2% to 7%            -21% to 0%

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable.

                                                                           MFS                BLACKROCK
                                                                      TOTAL RETURN     LEGACY LARGE CAP GROWTH
                                                                   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                                   ------------------- -----------------------
2006
Units.............................................................         3,947,313             1,062,045
Unit Fair Value, Lowest to Highest (1)............................  $12.31 to $53.42      $11.95 to $28.26
Net Assets........................................................      $117,960,524           $22,123,623
Investment Income Ratio to Net Assets (2).........................             3.32%                 0.00%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.50% to 2.30%        0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................   9.40% to 11.38%        1.51% to 3.57%
2005
Units.............................................................         3,604,722               640,982
Unit Fair Value, Lowest to Highest (1)............................  $11.12 to $47.08      $11.67 to $27.51
Net Assets........................................................       $98,990,430           $13,090,953
Investment Income Ratio to Net Assets (2).........................             1.80%                 0.15%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.60% to 2.30%        0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................     .51% to 2.24%        4.35% to 6.06%
2004
Units.............................................................         2,312,843             1,424,451
Unit Fair Value, Lowest to Highest (1)............................  $10.94 to $46.05      $11.06 to $26.07
Net Assets........................................................       $71,298,072            $5,610,216
Investment Income Ratio to Net Assets (2).........................             0.03%                 0.00%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.60% to 2.30%        0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................   6.22% to 10.33%       -4.31% to 9.68%
2003
Units.............................................................         2,113,742             1,146,443
Unit Fair Value, Lowest to Highest (1)............................  $25.09 to $41.74      $23.63 to $24.29
Net Assets........................................................       $53,115,421               $88,767
Investment Income Ratio to Net Assets (2).........................             0.39%                 0.00%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.50% to 1.45%        1.15% to 1.45%
Total Return, Lowest to Highest (4)...............................  14.23% to 16.86%      33.28% to 34.61%
2002
Units.............................................................         2,124,969                    --
Unit Fair Value, Lowest to Highest (1)............................  $21.47 to $33.00                   $--
Net Assets........................................................       $45,665,325                   $--
Investment Income Ratio to Net Assets (2).........................             0.00%                    --
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 1.30%                    --
Total Return, Lowest to Highest (4)...............................       -.10% to 2%                    --

                                                                           METLIFE
                                                                   CONSERVATIVE ALLOCATION
                                                                     INVESTMENT DIVISION
                                                                   -----------------------
2006
Units.............................................................           3,839,929
Unit Fair Value, Lowest to Highest (1)............................    $10.70 to $11.02
Net Assets........................................................         $41,777,525
Investment Income Ratio to Net Assets (2).........................               2.77%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)      0.50% to 2.30%
Total Return, Lowest to Highest (4)...............................      4.47% to 6.36%
2005
Units.............................................................           1,232,690
Unit Fair Value, Lowest to Highest (1)............................    $10.24 to $10.35
Net Assets........................................................         $12,700,366
Investment Income Ratio to Net Assets (2).........................               0.57%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................       2.32 to 3.35%
2004
Units.............................................................                  --
Unit Fair Value, Lowest to Highest (1)............................                 $--
Net Assets........................................................                 $--
Investment Income Ratio to Net Assets (2).........................                  --
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)                  --
Total Return, Lowest to Highest (4)...............................                  --
2003
Units.............................................................                  --
Unit Fair Value, Lowest to Highest (1)............................                 $--
Net Assets........................................................                 $--
Investment Income Ratio to Net Assets (2).........................                  --
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)                  --
Total Return, Lowest to Highest (4)...............................                  --
2002
Units.............................................................                  --
Unit Fair Value, Lowest to Highest (1)............................                 $--
Net Assets........................................................                 $--
Investment Income Ratio to Net Assets (2).........................                  --
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)                  --
Total Return, Lowest to Highest (4)...............................                  --

(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the Contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

              METLIFE                     METLIFE                    METLIFE                     METLIFE
CONSERVATIVE TO MODERATE ALLOCATION MODERATE ALLOCATION MODERATE TO AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION
        INVESTMENT DIVISION         INVESTMENT DIVISION        INVESTMENT DIVISION         INVESTMENT DIVISION
----------------------------------- ------------------- --------------------------------- ---------------------
               18,680,783                  40,790,100                 32,440,518                   3,386,241
         $11.18 to $11.52            $11.68 to $12.03           $12.18 to $12.55            $12.53 to $12.91
             $212,345,204                $484,209,819               $401,417,271                 $43,191,894
                    2.17%                       1.42%                      0.96%                       0.83%
           0.50% to 2.30%              0.50% to 2.30%             0.50% to 2.30%              0.50% to 2.30%
           6.94% to 8.88%             9.30% to 11.28%           11.63% to 13.65%            13.04% to 15.08%
                4,525,054                   8,136,943                  5,478,129                     659,010
         $10.45 to $10.58            $10.68 to $10.80           $10.91 to $11.02            $11.08 to $11.20
              $47,629,824                 $87,493,424                $60,142,308                  $7,348,718
                    0.68%                       0.73%                      0.68%                       0.65%
           0.95% to 2.30%              0.95% to 2.30%             0.95% to 2.30%              0.95% to 2.30%
           4.35% to 5.44%               6.40 to 7.38%             9.03% to 9.29%             9.78% to 10.72%
                       --                          --                         --                          --
                      $--                         $--                        $--                         $--
                      $--                         $--                        $--                         $--
                       --                          --                         --                          --
                       --                          --                         --                          --
                       --                          --                         --                          --
                       --                          --                         --                          --
                      $--                         $--                        $--                         $--
                      $--                         $--                        $--                         $--
                       --                          --                         --                          --
                       --                          --                         --                          --
                       --                          --                         --                          --
                       --                          --                         --                          --
                      $--                         $--                        $--                         $--
                      $--                         $--                        $--                         $--
                       --                          --                         --                          --
                       --                          --                         --                          --
                       --                          --                         --                          --

          FI                 FIDELITY            FIDELITY
       LARGE CAP           MONEY MARKET        EQUITY-INCOME
INVESTMENT DIVISION (B) INVESTMENT DIVISION INVESTMENT DIVISION
----------------------- ------------------- -------------------
            161,937             692,783           2,516,843
   $15.92 to $18.31              $16.14              $52.53
         $2,830,157         $11,180,161        $132,207,499
              0.00%               4.94%               3.39%
     0.95% to 2.20%               0.95%               0.95%
     3.62% to 5.00%               3.90%              19.07%
                 --             398,745           2,814,629
                $--              $15.53              $44.12
                $--          $6,200,922        $124,173,091
                 --               3.16%               1.64%
                 --               0.95%               0.95%
                 --               2.05%               4.84%
                 --             508,676           3,181,549
                $--              $15.22              $42.08
                $--          $7,739,157        $133,865,570
                 --               1.12%               1.52%
                 --               0.95%               0.95%
                 --               0.20%               9.02%
                 --             607,233           3,527,530
                $--              $15.18              $38.08
                $--          $8,972,674        $134,229,848
                 --               1.14%               1.69%
                 --               0.95%               0.95%
                 --               0.07%              29.08%
                 --             745,991           3,627,921
                $--              $15.17              $29.50
                $--         $11,063,485        $107,048,117
                 --               1.54%               1.86%
                 --               0.95%               0.95%
                 --                  1%                -18%

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable.

                                                                        FIDELITY            FIDELITY             FIDELITY
                                                                         GROWTH             OVERSEAS       INVESTMENT GRADE BOND
                                                                   INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                                                   ------------------- ------------------- ---------------------
2006
Units.............................................................       3,115,761           1,300,083              809,998
Unit Fair Value, Lowest to Highest (1)............................          $41.04              $30.55               $24.00
Net Assets........................................................    $127,870,436         $39,721,653          $19,442,734
Investment Income Ratio to Net Assets (2).........................           0.41%               0.86%                4.10%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)           0.95%               0.95%                0.95%
Total Return, Lowest to Highest (4)...............................           5.85%              16.97%                3.37%
2005
Units.............................................................       3,645,885           1,302,806              896,213
Unit Fair Value, Lowest to Highest (1)............................          $38.77              $26.12               $23.22
Net Assets........................................................    $141,359,911         $34,046,278          $20,803,805
Investment Income Ratio to Net Assets (2).........................           0.50%               0.62%                3.69%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)           0.95%               0.95%                0.95%
Total Return, Lowest to Highest (4)...............................           4.82%              17.92%                1.27%
2004
Units.............................................................       4,247,099           1,402,715              942,267
Unit Fair Value, Lowest to Highest (1)............................          $36.99              $22.15               $22.93
Net Assets........................................................    $157,101,539         $31,060,853          $21,620,889
Investment Income Ratio to Net Assets (2).........................           0.26%               1.09%                4.15%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)           0.95%               0.95%                0.95%
Total Return, Lowest to Highest (4)...............................           8.19%              14.00%                0.88%
2003
Units.............................................................       4,594,501           1,387,716            1,035,631
Unit Fair Value, Lowest to Highest (1)............................          $36.13              $19.68               $22.17
Net Assets........................................................    $165,751,953         $27,274,426          $23,036,958
Investment Income Ratio to Net Assets (2).........................           0.25%               0.74%                3.97%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)           0.95%               0.95%                0.95%
Total Return, Lowest to Highest (4)...............................          31.62%              42.09%                3.79%
2002
Units.............................................................       4,626,451           1,400,081            1,040,228
Unit Fair Value, Lowest to Highest (1)............................          $27.45              $13.85               $21.36
Net Assets........................................................    $126,972,358         $19,411,860          $22,209,564
Investment Income Ratio to Net Assets (2).........................           0.25%               0.81%                3.29%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)           0.95%               0.95%                0.95%
Total Return, Lowest to Highest (4)...............................            -31%                -21%                   9%

(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the Contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  CALVERT SOCIAL      CALVERT SOCIAL        LORD ABBET         MFS RESEARCH        T. ROWE PRICE           PIMCO
     BALANCED         MID CAP GROWTH      BOND DEBENTURE       INTERNATIONAL      MID CAP GROWTH       TOTAL RETURN
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        2,131,161           419,490            13,210,287            8,960,338         13,821,848          34,594,371
 $23.31 to $30.39            $28.51      $11.69 to $20.16     $15.21 to $17.32    $7.99 to $13.82    $10.91 to $13.25
      $63,065,563       $11,959,917          $210,829,957         $147,231,063       $118,849,794        $438,011,087
            2.32%             0.00%                 6.45%                1.54%              0.00%               2.71%
   0.50% to 1.55%             0.95%        0.50% to 2.30%       0.50% to 2.30%     0.50% to 2.30%      0.50% to 2.30%
   7.10% to 8.23%             5.87%        6.70% to 8.65%     23.65% to 29.56%     3.73% to 5.64%      2.13% to 4.13%
        2,181,124           466,889            11,143,052            4,118,785         11,533,257          33,143,919
 $21.77 to $28.29            $26.93      $10.79 to $17.43     $12.30 to $13.77    $7.70 to $13.09    $10.57 to $12.74
      $60,311,328       $12,565,055          $159,818,940          $54,271,700        $94,663,044        $406,268,866
            1.79%             0.00%                 4.90%                0.56%              0.00%               0.02%
   0.50% to 1.55%             0.95%        0.65% to 2.30%       0.95% to 2.30%     0.50% to 2.30%      0.50% to 2.30%
   4.05% to 5.13%             -.52%        -0.83 to 3.23%     12.23% to 15.67%   11.89% to 13.73%     -0.05% to 1.76%
        2,197,291           506,064             9,177,096            2,756,605          8,669,095          24,585,923
 $20.92 to $27.11            $27.07      $12.27 to $21.73     $10.81 to $11.91    $6.87 to $11.51    $11.61 to $12.52
      $58,294,718       $13,688,933          $125,736,304          $31,718,709        $63,001,217        $298,386,525
            1.72%             0.00%                 3.67%                0.00%              0.00%               7.25%
   0.50% to 1.55%             0.95%        0.65% to 2.30%       0.95% to 2.30%     0.95% to 2.30%      0.50% to 2.30%
   0.28% to 7.70%             8.28%        3.58% to 7.68%    -14.39% to 18.63%   11.63% to 17.14%      0.83% to 4.42%
        2,146,302           496,082             7,504,913            1,791,537          5,569,955          18,545,938
 $19.85 to $25.35            $25.00      $11.60 to $16.24      $9.28 to $10.04     $5.99 to $6.36    $11.31 to $11.99
      $53,336,592       $12,360,300           $94,258,153          $17,501,323        $34,865,426        $217,219,652
            1.95%             0.00%                 1.98%                0.89%              0.00%               1.35%
   0.50% to 1.45%             0.95%        0.95% to 2.30%       0.95% to 2.30%     0.95% to 2.30%      0.50% to 2.30%
 17.59% to 18.72%            30.48%      16.49% to 18.44%     29.10% to 30.90%   33.67% to 35.90%      2.06% to 3.81%
        2,114,482           468,326             5,370,358            1,105,190          2,939,251          12,099,826
  $20.02 to 21.51            $19.16       $9.96 to $13.79       $7.63 to $7.67     $4.66 to $4.68    $11.11 to $11.47
      $44,583,585        $8,957,889           $57,316,343           $8,338,351        $13,645,467        $137,802,804
            2.69%             0.00%                11.49%                0.23%              0.60%               0.00%
   0.95% to 1.25%             0.95%        0.95% to 2.20%       0.95% to 2.20%     0.95% to 2.20%      0.95% to 2.20%
       -13% to 0%              -29%             -3% to 4%          -14% to -1%               -45%            4% to 9%

    RCM GLOBAL
    TECHNOLOGY
INVESTMENT DIVISION
-------------------
        9,455,156
   $4.68 to $6.24
      $51,235,788
            0.00%
   0.50% to 2.30%
   2.83% to 4.82%
        9,833,932
   $4.55 to $5.97
      $51,898,685
            0.00%
   0.95% to 2.30%
  8.57% to 10.35%
       11,146,560
   $4.19 to $5.41
      $54,272,225
            0.00%
   0.95% to 2.30%
 -6.49% to 15.20%
       10,122,784
   $4.49 to $5.71
      $53,817,082
            0.00%
   0.95% to 2.30%
 53.81% to 56.44%
        3,261,683
    $2.93 to 3.65
      $11,592,649
            0.00%
   0.95% to 2.20%
      -52% to -5%

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable.

                                                                         LAZARD              MET/AIM         HARRIS OAKMARK
                                                                         MID-CAP        SMALL CAP GROWTH      INTERNATIONAL
                                                                   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                   ------------------- ------------------- -------------------
2006
Units.............................................................         3,342,852           1,763,663          16,996,340
Unit Fair Value, Lowest to Highest (1)............................  $13.18 to $16.84    $13.18 to $15.26    $16.51 to $20.96
Net Assets........................................................       $54,992,866         $25,970,736        $341,781,933
Investment Income Ratio to Net Assets (2).........................             0.36%               0.00%               2.25%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%      0.60% to 2.30%      0.50% to 2.30%
Total Return, Lowest to Highest (4)...............................  12.05% to 13.87%    11.55% to 13.48%    25.93% to 28.37%
2005
Units.............................................................         2,877,414           1,475,123           9,989,980
Unit Fair Value, Lowest to Highest (1)............................  $11.76 to $14.81    $11.68 to $13.45    $12.90 to $16.11
Net Assets........................................................       $41,868,418         $19,296,323        $158,028,315
Investment Income Ratio to Net Assets (2).........................             0.21%               0.00%               0.05%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%      0.60% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................    5.63% to 7.40%      5.85% to 7.60%    11.65% to 13.40%
2004
Units.............................................................         2,505,486           1,153,716           4,686,847
Unit Fair Value, Lowest to Highest (1)............................  $10.95 to $13.82    $10.86 to $12.50    $11.70 to $14.23
Net Assets........................................................       $34,153,806        $142,129,409         $65,755,444
Investment Income Ratio to Net Assets (2).........................             0.00%               0.00%               0.01%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%      0.60% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................   7.34% to 13.37%      4.15% to 8.60%    12.68% to 19.58%
2003
Units.............................................................         1,639,487             738,910           1,186,711
Unit Fair Value, Lowest to Highest (1)............................  $11.82 to $12.19    $11.41 to $11.77    $11.54 to $11.90
Net Assets........................................................       $19,818,859          $8,617,886         $14,031,601
Investment Income Ratio to Net Assets (2).........................             0.00%               0.00%               1.51%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%      0.95% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................  23.48% to 25.15%    35.85% to 37.82%    32.08% to 33.86%
2002
Units.............................................................           453,569             208,088              89,776
Unit Fair Value, Lowest to Highest (1)............................    $9.58 to $9.74      $8.41 to $8.54      $8.86 to $8.89
Net Assets........................................................        $4,412,747          $1,769,568            $794,444
Investment Income Ratio to Net Assets (2).........................             0.10%               0.00%               0.25%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.20%      0.95% to 2.20%      0.95% to 2.20%
Total Return, Lowest to Highest (4)...............................        -15% to 0%          -29% to 0%                -16%

(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the Contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

    OPPENHEIMER          LEGG MASON         THIRD AVENUE      NEUBERGER BERMAN         LEGG MASON               CYCLICAL
CAPITAL APPRECIATION  AGGRESSIVE GROWTH    SMALL CAP VALUE       REAL ESTATE          VALUE EQUITY             GROWTH ETF
INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
-------------------- ------------------- ------------------- ------------------- ----------------------- -----------------------
         1,339,707           4,041,330             263,473          19,640,662             3,401,505                 322,952
   $8.74 to $11.66     $7.39 to $12.09    $18.07 to $18.97     $3.27 to $19.92       $9.36 to $10.58        $11.30 to $11.50
       $12,773,771         $32,049,679          $4,845,048        $382,243,470           $34,609,899              $3,692,601
             0.12%               0.00%               0.40%               0.93%                 0.08%                   1.65%
    0.95% to 2.20%      0.95% to 2.30%      0.50% to 1.55%      0.50% to 2.30%        0.95% to 2.30%          0.95% to 2.20%
    5.28% to 6.80%    -3.91% to -2.50%    11.39% to 12.57%    34.50% to 37.01%      10.59% to 12.34%        11.38% to 12.93%
           448,382           3,428,990             138,389          11,156,645                    --                      --
   $8.36 to $10.93     $7.69 to $12.41    $16.22 to $16.46     $2.39 to $14.51                   $--                     $--
        $4,043,647         $28,090,437          $2,276,433        $159,988,876                   $--                     $--
             0.02%               0.00%               0.00%               0.00%                    --                      --
    0.95% to 2.05%      0.95% to 2.30%      1.15% to 1.55%      0.95% to 2.30%                    --                      --
    3.23% to 3.55%    10.93% to 12.78%    13.74% to 14.15%    10.69% to 12.61%                    --                      --
                42           2,835,847              27,952           4,508,731                    --                      --
    $8.34 to $8.44     $6.93 to $11.00    $14.26 to $14.42    $12.76 to $12.89                   $--                     $--
              $357         $20,717,976            $403,590         $57,896,986                   $--                     $--
             0.74%               0.00%               0.43%               3.20%                    --                      --
    1.15% to 1.45%      0.95% to 2.30%      1.15% to 1.55%      0.95% to 2.30%                    --                      --
    4.89% to 5.24%     6.11% to 10.53%    24.54% to 25.07%    27.56% to 28.90%                    --                      --
                13           2,454,927              11,639                  --                    --                      --
    $7.95 to $8.00      $6.62 to $6.88    $11.47 to $11.53                 $--                   $--                     $--
              $101         $16,719,126            $134,143                 $--                   $--                     $--
             0.00%               0.00%               0.46%                  --                    --                      --
    1.15% to 1.30%      0.95% to 2.30%      1.15% to 1.30%                  --                    --                      --
  26.59% to 27.23%    26.94% to 28.84%    39.37% to 39.76%                  --                    --                      --
               499          46,924,968                  --                  --                    --                      --
    $6.30 to $6.31     $8.46 to $11.36                 $--                 $--                   $--                     $--
                $3        $524,360,926                 $--                 $--                   $--                     $--
             0.00%               0.00%                  --                  --                    --                      --
    1.15% to 1.25%      0.95% to 2.20%                  --                  --                    --                      --
          1% to 2%        -31% to -15%                  --                  --                    --                      --

       CYCLICAL
 GROWTH AND INCOME ETF
INVESTMENT DIVISION (B)
-----------------------
            266,996
   $11.05 to $11.23
         $2,982,650
              2.24%
     0.95% to 2.20%
    9.30% to 10.72%
                 --
                $--
                $--
                 --
                 --
                 --
                 --
                $--
                $--
                 --
                 --
                 --
                 --
                $--
                $--
                 --
                 --
                 --
                 --
                $--
                $--
                 --
                 --
                 --

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

6.  UNIT VALUES -- (CONCLUDED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable.

                                                                            PIMCO             AMERICAN FUNDS
                                                                   INFLATION PROTECTED BOND       GROWTH
                                                                   INVESTMENT DIVISION (B)  INVESTMENT DIVISION
                                                                   ------------------------ -------------------
2006
Units.............................................................            1,228,621              7,208,741
Unit Fair Value, Lowest to Highest (1)............................     $10.74 to $11.51      $13.81 to $185.02
Net Assets........................................................          $13,684,136         $1,130,973,142
Investment Income Ratio to Net Assets (2).........................                0.00%                  0.85%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)       0.65% to 2.30%         0.50% to 2.55%
Total Return, Lowest to Highest (4)...............................      -1.89% to 0.00%        5.17% to 11.04%
2005
Units.............................................................                   --              5,817,927
Unit Fair Value, Lowest to Highest (1)............................                  $--      $12.65 to $165.46
Net Assets........................................................                  $--           $843,004,006
Investment Income Ratio to Net Assets (2).........................                   --                  0.74%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)                   --         0.60% to 2.30%
Total Return, Lowest to Highest (4)...............................                   --        8.32% to 15.21%
2004
Units.............................................................                   --              4,245,543
Unit Fair Value, Lowest to Highest (1)............................                  $--     $100.66 to $143.62
Net Assets........................................................                  $--           $542,082,661
Investment Income Ratio to Net Assets (2).........................                   --                  0.20%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)                   --         0.85% to 2.30%
Total Return, Lowest to Highest (4)...............................                   --        3.61% to 11.54%
2003
Units.............................................................                   --              2,563,562
Unit Fair Value, Lowest to Highest (1)............................                  $--      $93.64 to $128.76
Net Assets........................................................                  $--           $298,879,317
Investment Income Ratio to Net Assets (2).........................                   --                  0.13%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)                   --         0.50% to 2.45%
Total Return, Lowest to Highest (4)...............................                   --       33.11% to 37.49%
2002
Units.............................................................                   --              1,193,799
Unit Fair Value, Lowest to Highest (1)............................                  $--       $71.44 to $93.21
Net Assets........................................................                  $--           $104,487,140
Investment Income Ratio to Net Assets (2).........................                   --                  0.05%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)                   --         0.95% to 2.20%
Total Return, Lowest to Highest (4)...............................                   --             -26% to 3%

                                                                     AMERICAN FUNDS
                                                                    GROWTH AND INCOME
                                                                   INVESTMENT DIVISION
                                                                   -------------------
2006
Units.............................................................          7,224,552
Unit Fair Value, Lowest to Highest (1)............................  $12.99 to $134.49
Net Assets........................................................       $825,698,989
Investment Income Ratio to Net Assets (2).........................              1.64%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.50% to 2.55%
Total Return, Lowest to Highest (4)...............................    9.93% to 16.07%
2005
Units.............................................................          6,416,996
Unit Fair Value, Lowest to Highest (1)............................  $11.36 to $115.07
Net Assets........................................................       $648,646,801
Investment Income Ratio to Net Assets (2).........................              1.42%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.60% to 2.30%
Total Return, Lowest to Highest (4)...............................    -1.34% to 4.93%
2004
Units.............................................................          5,181,523
Unit Fair Value, Lowest to Highest (1)............................  $76.86 to $109.66
Net Assets........................................................       $506,094,791
Investment Income Ratio to Net Assets (2).........................              1.02%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.85% to 2.30%
Total Return, Lowest to Highest (4)...............................     4.85% to 9.44%
2003
Units.............................................................          3,156,560
Unit Fair Value, Lowest to Highest (1)............................  $72.87 to $100.20
Net Assets........................................................       $286,012,415
Investment Income Ratio to Net Assets (2).........................              1.21%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.50% to 2.45%
Total Return, Lowest to Highest (4)...............................   27.64% to 31.17%
2002
Units.............................................................          1,478,426
Unit Fair Value, Lowest to Highest (1)............................   $57.44 to $74.94
Net Assets........................................................       $103,900,891
Investment Income Ratio to Net Assets (2).........................              1.50%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.95% to 2.20%
Total Return, Lowest to Highest (4)...............................        -20% to -1%

(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the Contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

                    AMERICAN FUNDS            AMERICAN FUNDS
              GLOBAL SMALL CAPITALIZATION          BOND
                  INVESTMENT DIVISION     INVESTMENT DIVISION (B)
              --------------------------- -----------------------
                         17,064,435                 3,656,960
                   $17.31 to $31.23          $13.92 to $16.74
                       $501,254,164               $56,220,877
                              0.46%                     0.65%
                     0.50% to 2.55%            0.50% to 2.55%
                   20.10% to 23.25%            3.55% to 6.42%
                         12,642,767                        --
                   $14.09 to $25.17                       $--
                       $304,247,953                       $--
                              0.88%                        --
                     0.60% to 2.30%                        --
                   21.12% to 24.46%                        --
                          8,037,895                        --
                   $18.07 to $20.25                       $--
                       $156,789,112                       $--
                              0.00%                        --
                     0.85% to 2.30%                        --
                   11.42% to 35.71%                        --
                          4,021,904                        --
                   $15.43 to $16.80                       $--
                        $66,037,812                       $--
                              0.40%                        --
                     0.95% to 2.45%                        --
                   49.82% to 52.14%                        --
                          1,732,723                        --
                   $10.35 to $11.05                       $--
                        $18,827,591                       $--
                              0.91%                        --
                     0.95% to 2.20%                        --
                        -21% to -4%                        --

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS



                                                                          PAGE
                                                                          ----


Report of Independent Registered Public Accounting Firm.................  F-1
Financial Statements at December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004:
  Consolidated Balance Sheets...........................................  F-2
  Consolidated Statements of Income.....................................  F-3
  Consolidated Statements of Stockholder's Equity.......................  F-4
  Consolidated Statements of Cash Flows.................................  F-5
  Notes to Consolidated Financial Statements............................  F-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for defined benefit pension and other postretirement plans and for certain non-traditional long duration contracts and separate accounts as required by accounting guidance which the Company adopted on December 31, 2006 and January 1, 2004, respectively.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
New York, New York
April 2, 2007

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                    2006       2005
                                                                  --------   --------


ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:  $157,673 and $141,929,
     respectively)..............................................  $162,385   $147,897
  Trading securities, at fair value (cost: $548 and $373,
     respectively)..............................................       563        373
  Equity securities available-for-sale, at estimated fair value
     (cost: $3,000 and $1,989, respectively)....................     3,487      2,217
  Mortgage and consumer loans...................................    35,939     33,094
  Policy loans..................................................     8,587      8,412
  Real estate and real estate joint ventures held-for-
     investment.................................................     4,485      3,778
  Real estate held-for-sale.....................................        --        309
  Other limited partnership interests...........................     3,670      3,256
  Short-term investments........................................     1,244        883
  Other invested assets.........................................     6,960      5,839
                                                                  --------   --------
     Total investments..........................................   227,320    206,058
Cash and cash equivalents.......................................     1,455      1,787
Accrued investment income.......................................     2,328      2,030
Premiums and other receivables..................................     9,707      6,678
Deferred policy acquisition costs and value of business
  acquired......................................................    12,043     11,438
Other assets....................................................     6,240      6,183
Separate account assets.........................................    80,965     73,152
                                                                  --------   --------
     Total assets...............................................  $340,058   $307,326
                                                                  ========   ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits........................................  $ 96,599   $ 94,372
  Policyholder account balances.................................    80,498     72,793
  Other policyholder funds......................................     7,372      6,918
  Policyholder dividends payable................................       957        915
  Policyholder dividend obligation..............................     1,063      1,607
  Short-term debt...............................................       833        453
  Long-term debt................................................     3,219      2,562
  Junior subordinated debt securities...........................       399        399
  Shares subject to mandatory redemption........................       278        278
  Current income tax payable....................................       781        444
  Deferred income tax liability.................................     2,453      2,729
  Payables for collateral under securities loaned and other
     transactions...............................................    32,119     21,009
  Other liabilities.............................................    13,330     11,228
  Separate account liabilities..................................    80,965     73,152
                                                                  --------   --------
     Total liabilities..........................................   320,866    288,859
                                                                  --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 14)

STOCKHOLDER'S EQUITY:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding at
  December 31, 2006 and 2005....................................         5          5
Additional paid-in capital......................................    14,343     13,808
Retained earnings...............................................     3,812      2,749
Accumulated other comprehensive income..........................     1,032      1,905
                                                                  --------   --------
  Total stockholder's equity....................................    19,192     18,467
                                                                  --------   --------
  Total liabilities and stockholder's equity....................  $340,058   $307,326
                                                                  ========   ========




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                                           2006      2005      2004
                                                         -------   -------   -------


REVENUES
Premiums...............................................  $20,284   $19,256   $17,437
Universal life and investment-type product policy
  fees.................................................    2,183     1,948     2,009
Net investment income..................................   12,307    11,729    10,795
Other revenues.........................................      890       820       862
Net investment gains (losses)..........................     (827)      179       282
                                                         -------   -------   -------
  Total revenues.......................................   34,837    33,932    31,385
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   21,137    20,445    18,736
Interest credited to policyholder account balances.....    3,247     2,596     2,357
Policyholder dividends.................................    1,671     1,647     1,636
Other expenses.........................................    6,314     5,717     5,583
                                                         -------   -------   -------
  Total expenses.......................................   32,369    30,405    28,312
                                                         -------   -------   -------
Income from continuing operations before provision for
  income tax...........................................    2,468     3,527     3,073
Provision for income tax...............................      640     1,098       868
                                                         -------   -------   -------
Income (loss) from continuing operations...............    1,828     2,429     2,205
Income (loss) from discontinued operations, net of
  income tax...........................................       98       824        86
                                                         -------   -------   -------
Income before cumulative effect of a change in
  accounting, net of income tax........................    1,926     3,253     2,291
Cumulative effect of a change in accounting, net of
  income tax...........................................       --        --       (52)
                                                         -------   -------   -------
Net income.............................................  $ 1,926   $ 3,253   $ 2,239
                                                         =======   =======   =======




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                                                                         ACCUMULATED OTHER COMPREHENSIVE
                                                                                                  INCOME (LOSS)
                                              PARENT'S                                 -----------------------------------
                                            INTEREST IN                                    NET
                                             PREFERRED                                 UNREALIZED    FOREIGN      DEFINED
                                               STOCK             ADDITIONAL            INVESTMENT    CURRENCY     BENEFIT
                                                OF A     COMMON    PAID-IN   RETAINED     GAINS    TRANSLATION     PLANS
                                             SUBSIDIARY   STOCK    CAPITAL   EARNINGS   (LOSSES)    ADJUSTMENT  ADJUSTMENT   TOTAL
                                            -----------  ------  ----------  --------  ----------  -----------  ----------  -------


Balance at January 1, 2004................      $ 93       $5      $13,730    $ 1,261    $2,405        $107        $(128)   $17,473
Contribution of preferred stock by Holding
  Company to subsidiary
  and retirement thereof..................       (93)                                                                           (93)
Issuance of shares -- by subsidiary.......                               4                                                        4
Issuance of stock options -- by
  subsidiary..............................                               2                                                        2
Capital contribution from the Holding
  Company.................................                              94                                                       94
Return of capital to the Holding Company..                              (3)                                                      (3)
Dividends on preferred stock..............                                         (7)                                           (7)
Dividends on common stock.................                                       (797)                                         (797)
Comprehensive income (loss):
  Net income..............................                                      2,239                                         2,239
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                                  (77)                                (77)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                                   19                                  19
     Cumulative effect of a change in
       accounting, net of income tax......                                                   61                                  61
     Foreign currency translation
       adjustments, net of income tax.....                                                               79                      79
     Additional minimum pension liability
       adjustment, net of
       income tax.........................                                                                            (2)        (2)
                                                                                                                            -------
     Other comprehensive income (loss)....                                                                                       80
                                                                                                                            -------
  Comprehensive income (loss).............                                                                                    2,319
                                                ----       --      -------    -------    ------        ----        -----    -------
Balance at December 31, 2004..............        --        5       13,827      2,696     2,408         186         (130)    18,992
Treasury stock transactions, net -- by
  subsidiary..............................                             (15)                                                     (15)
Issuance of stock options -- by
  subsidiary..............................                              (4)                                                      (4)
Dividends on common stock.................                                     (3,200)                                       (3,200)
Comprehensive income (loss):
  Net income..............................                                      3,253                                         3,253
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                                  184                                 184
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                                 (783)                               (783)
     Foreign currency translation
       adjustments, net of income tax.....                                                              (49)                    (49)
     Additional minimum pension liability
       adjustment, net of
       income tax.........................                                                                            89         89
                                                                                                                            -------
     Other comprehensive income (loss)....                                                                                     (559)
                                                                                                                            -------
  Comprehensive income (loss).............                                                                                    2,694
                                                ----       --      -------    -------    ------        ----        -----    -------
Balance at December 31, 2005..............        --        5       13,808      2,749     1,809         137          (41)    18,467
Treasury stock transactions, net -- by
  subsidiary..............................                              12                                                       12
Excess tax benefits related to stock-based
  compensation............................                              34                                                       34
Capital contribution from Holding
  Company -- See Notes 2 and 16...........                             489                                                      489
Dividends on common stock.................                                       (863)                                         (863)
Comprehensive income (loss):
  Net income..............................                                      1,926                                         1,926
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                                  (20)                                (20)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                                  (93)                                (93)
     Foreign currency translation
       adjustments, net of income tax.....                                                                7                       7
     Additional minimum pension liability
       adjustment, net of
       income tax.........................                                                                           (18)       (18)
                                                                                                                            -------
Other comprehensive income (loss).........                                                                                     (124)
                                                                                                                            -------
  Comprehensive income (loss).............                                                                                    1,802
                                                                                                                            -------
     Adoption of SFAS 158, net of income
       tax................................                                                                          (749)      (749)
                                                ----       --      -------    -------    ------        ----        -----    -------
Balance at December 31, 2006..............      $ --       $5      $14,343    $ 3,812    $1,696        $144        $(808)   $19,192
                                                ====       ==      =======    =======    ======        ====        =====    =======




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                           2006        2005       2004
                                                         --------   ---------   --------


CASH FLOWS FROM OPERATING ACTIVITIES
Net income.............................................  $  1,926   $   3,253   $  2,239
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization expenses...............       308         299        344
  Amortization of premiums and accretion of discounts
     associated with investments, net..................      (467)       (203)       (15)
  (Gains) losses from sales of investments and
     businesses, net...................................       687      (1,379)      (289)
  Equity earnings of real estate joint ventures and
     other limited partnership interests...............      (376)       (399)      (167)
  Interest credited to policyholder account balances...     3,247       2,596      2,357
  Universal life and investment-type product policy
     fees..............................................    (2,183)     (1,948)    (2,009)
  Change in accrued investment income..................      (295)        (24)       (67)
  Change in premiums and other receivables.............    (3,565)       (734)       460
  Change in deferred policy acquisition costs, net.....      (672)       (504)      (752)
  Change in insurance-related liabilities..............     3,743       3,794      3,829
  Change in trading securities.........................      (196)       (375)        --
  Change in income tax payable.........................       144         147       (101)
  Change in other assets...............................       772        (236)      (385)
  Change in other liabilities..........................     1,109       1,878      1,279
  Other, net...........................................       (37)         24         29
                                                         --------   ---------   --------
Net cash provided by operating activities..............     4,145       6,189      6,752
                                                         --------   ---------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturity securities............................    73,351     118,459     78,494
  Equity securities....................................       858         777      1,587
  Mortgage and consumer loans..........................     7,632       7,890      3,961
  Real estate and real estate joint ventures...........       847       1,922        436
  Other limited partnership interests..................     1,253         953        800
Purchases of:
  Fixed maturity securities............................   (90,163)   (119,375)   (83,243)
  Equity securities....................................      (731)     (1,057)    (2,107)
  Mortgage and consumer loans..........................   (10,535)     (9,473)    (8,639)
  Real estate and real estate joint ventures...........    (1,069)     (1,323)      (737)
  Other limited partnership interests..................    (1,551)     (1,012)      (893)
Net change in short-term investments...................      (362)        409        215
Purchases of subsidiaries, net of cash received of $0,
  $0 and $0, respectively..............................      (193)         --         --
Proceeds from sales of businesses, net of cash disposed
  of $0, $43 and $7, respectively......................        48         260         18
Net change in policy loans.............................      (176)       (156)       (77)
Net change in other invested assets....................    (1,084)       (598)      (379)
Net change in property, equipment and leasehold
  improvements.........................................      (109)       (114)        17
Other, net.............................................        (4)        (69)         7
                                                         --------   ---------   --------
Net cash used in investing activities..................  $(21,988)  $  (2,507)  $(10,540)
                                                         --------   ---------   --------




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                           2006       2005       2004
                                                         --------   --------   --------


CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..........................................  $ 37,411   $ 30,008   $ 28,347
     Withdrawals.......................................   (31,366)   (26,732)   (22,804)
  Net change in payables for collateral under
     securities loaned and other transactions..........    11,110     (4,221)     1,166
  Net change in short-term debt........................       380       (992)    (2,072)
  Long-term debt issued................................       858      1,216         28
  Long-term debt repaid................................      (112)      (794)       (38)
  Capital contribution from the Holding Company........        93         --         --
  Junior subordinated debt securities issued...........        --        399         --
  Dividends on preferred stock.........................        --         --         (7)
  Dividends on common stock............................      (863)    (3,200)      (797)
  Other, net...........................................        --         (7)        --
                                                         --------   --------   --------
Net cash provided by (used in) financing activities....    17,511     (4,323)     3,823
                                                         --------   --------   --------
Change in cash and cash equivalents....................      (332)      (641)        35
Cash and cash equivalents, beginning of year...........     1,787      2,428      2,393
                                                         --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR.................  $  1,455   $  1,787   $  2,428
                                                         ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year....................................  $     --   $     58   $     57
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE,
  END OF YEAR..........................................  $     --   $     --   $     58
                                                         ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year....................................  $  1,787   $  2,370   $  2,336
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS,
  END OF YEAR..........................................  $  1,455   $  1,787   $  2,370
                                                         ========   ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest..........................................  $    256   $    203   $    140
                                                         ========   ========   ========
     Income tax........................................  $    197   $  1,385   $    950
                                                         ========   ========   ========
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed.................................  $     --   $    366   $     42
       Less: liabilities disposed......................        --        269         17
                                                         --------   --------   --------
       Net assets disposed.............................  $     --   $     97   $     25
       Plus: equity securities received................        --         43         --
       Less: cash disposed.............................        --         43          7
                                                         ========   ========   ========
       Business disposition, net of cash disposed......  $     --   $     97   $     18
                                                         ========   ========   ========
     Contribution of equity securities to MetLife
       Foundation......................................  $     --   $      1   $     50
                                                         ========   ========   ========
     Purchase money mortgage on real estate sale.......  $     --   $     --   $      2
                                                         ========   ========   ========
     Real estate acquired in satisfaction of debt......  $      6   $      1   $      7
                                                         ========   ========   ========
     Transfer from funds withheld at interest to fixed
       maturity securities.............................  $     --   $     --   $    606
                                                         ========   ========   ========
     Contribution of other intangible assets, net of
       income tax......................................  $    377   $     --   $     --
                                                         ========   ========   ========
     Excess of net assets over purchase price for
       subsidiary......................................  $     19   $     --   $     --
                                                         ========   ========   ========



--------

See Note 8 for non-cash reinsurance transactions.

          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (collectively the "Company") is a leading provider of insurance and other financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance, reinsurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. (the "Holding Company"). Outside of the United States, the Company has direct insurance operations in Canada.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) Metropolitan Life and its subsidiaries; (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 9. Assets, liabilities, revenues, and expenses of the general account for 2005 and 2004 include amounts related to certain separate accounts previously reported in separate account assets and liabilities. See "Adoption of New Accounting Pronouncements." Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1.5 billion and $1.4 billion at December 31, 2006 and 2005, respectively.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation.

     Since the Company is a member of a controlled group of affiliate companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

     (i) the fair value of investments in the absence of quoted market values;

     (ii)   investment impairments;

     (iii)  the recognition of income on certain investments;

     (iv)   the application of the consolidation rules to certain investments;

     (v)    the fair value of and accounting for derivatives;

     (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     (vii)  the liability for future policyholder benefits;

     (viii) accounting for income taxes and the valuation of deferred tax assets;

     (ix)   accounting for reinsurance transactions;

     (x)    accounting for employee benefit plans; and

     (xi)   the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments, and other invested assets. The accounting policies related to each are as follows:

     Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

     Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

     The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

     The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3); (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and
(viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

     The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate the SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

     Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

     Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

     Mortgage and Consumer Loans. Mortgage and consumer loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

     Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

     Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Real Estate Joint Ventures and Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments it follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

     Other Invested Assets. Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values as needed.

     Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies, and equal to the net statutory reserves, are withheld and continue to be legally owned by the ceding companies. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the treaty terms which may be contractually specified or directly related to the investment portfolio and records it in net investment income.

     Other invested assets also include stand-alone derivatives with positive fair values and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts.

     Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

     The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates it evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

     The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

     Additionally, when the Company enters into certain Structured Investment Transactions, real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

     The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses), in policyholder benefits and claims for economic hedges of liabilities embedded in certain variable annuity products offered by the Company or in net investment income for economic hedges of equity method investments in joint ventures. The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


measurement of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.1 billion at both December 31, 2006 and 2005. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $538 million and $445 million at December 31, 2006 and 2005, respectively. Related depreciation and amortization expense was $101 million, $94 million and $93 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.0 billion and $877 million at December 31, 2006 and 2005, respectively. Accumulated amortization of capitalized software was $664 million and $584 million at December 31, 2006 and 2005, respectively. Related amortization expense was $93 million, $97 million and $126 million for the years ended December 31, 2006, 2005 and 2004, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance, and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts (dividend paying traditional contracts within the closed block) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7% and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 7%.

     Participating business represented approximately 9% and 10% of the Company's life insurance in-force, and 76% and 86% of the number of life insurance policies in-force, at December 31, 2006 and 2005, respectively. Participating policies represented approximately 34% and 33%, 35% and 34%, and 37% and 37% of gross and net life insurance premiums for the years ended December 31, 2006, 2005 and 2004, respectively. The percentages indicated are calculated excluding the business of the reinsurance segment.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     - Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 2% to 10%, less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Income Taxes

     The Company joins with the Holding Company and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with the Holding Company. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) the Holding Company to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii)  future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv)  tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 13) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive contracts are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The assumptions used to account for both long and short-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all the Company's defined benefit pension and other postretirement benefit plans.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. As of December 31, 2006, virtually all the obligations are calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), as amended, established the accounting for pension plan obligations. Under SFAS 87, the projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     SFAS No. 106, Employers' Accounting for Postretirement Benefits Other than Pensions ("SFAS 106"), as amended, established the accounting for expected postretirement plan benefit obligations ("EPBO") which represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligations ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     Prior to December 31, 2006, the funded status of the pension and other postretirement plans, which is the difference between the fair value of plan assets and the PBO for pension plans and the APBO for other postretirement plans (collectively, the "Benefit Obligations"), were offset by the unrecognized actuarial gains or losses, prior service cost and transition obligations to determine prepaid or accrued benefit cost, as applicable. The net amount was recorded as a prepaid or accrued benefit cost, as applicable. Further, for pension plans, if the ABO exceeded the fair value of the plan assets, that excess was recorded as an additional minimum pension liability with a corresponding intangible asset. Recognition of the intangible asset was limited to the amount of any unrecognized prior service cost. Any additional minimum pension liability in excess of the allowable intangible asset was charged, net of income tax, to accumulated other comprehensive income.

     As described more fully in "Adoption of New Accounting Pronouncements", effective December 31, 2006, the Company adopted SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and SFAS No. 132(r) ("SFAS 158"). Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the Benefit Obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions are matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from the Holding Company. The accounting policies described below represent those that the Holding Company applies in determining such allocated expense.

     Stock-based compensation grants prior to January 1, 2003 were accounted for using the intrinsic value method prescribed by Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and related interpretations. Compensation expense, if any, was recorded based upon the excess of the quoted market price at grant date over the amount the employee was required to pay to acquire the stock. Under the provisions of APB 25, there was no compensation expense resulting from the issuance of stock options as the exercise price was equivalent to the fair market value at the date of grant. Compensation expense was recognized under the Long-Term Performance Compensation Plan ("LTPCP"), as described more fully in Note 16.

     Stock-based awards granted after December 31, 2002, but prior to January 1, 2006, were accounted for on a prospective basis using the fair value accounting method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended by SFAS No. 148, Accounting for Stock-Based Compensation -- Transition and Disclosure ("SFAS 148"). The fair value method of SFAS 123 required compensation expense to be measured based on the fair value of the equity instrument at the grant or award date. Stock-based compensation was accrued over the vesting period of the grant or award, including grants or awards to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


retirement-eligible employees. As required by SFAS 148, the Company discloses the pro forma impact as if the stock options granted prior to January 1, 2003 had been accounted for using the fair value provisions of SFAS 123 rather than the intrinsic value method prescribed by APB 25. See Note 16.

     Effective January 1, 2006, the Holding Company adopted, using the modified prospective transition method, SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"), which replaces SFAS 123 and supersedes APB 25. The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of the Holding Company's stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, the Company recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. SFAS 123(r) also requires an estimation of future forfeitures of stock-based awards to be incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement plans by requiring the:

     (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans;

     (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

     (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

     (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

     (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $749 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there is no impact of adoption due to changes in measurement date. See also Summary of "Significant Accounting Policies and Critical Accounting Estimates" and Note 15.

  Stock Compensation Plans

     As described previously, effective January 1, 2006, the Holding Company adopted SFAS 123(r) including supplemental application guidance issued by the SEC in Staff Accounting Bulletin ("SAB") No. 107, Share-Based Payment ("SAB 107") -- using the modified prospective transition method. In accordance with the modified prospective transition method, results for prior periods have not been restated. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. The Holding Company had previously adopted the fair value method of accounting for stock-based awards as prescribed by SFAS 123 on a prospective basis effective January 1, 2003, and prior to January 1, 2003, accounted for its stock-based awards to employees under the intrinsic value method prescribed by APB 25. The Holding Company did not modify the substantive terms of any existing awards prior to adoption of SFAS 123(r).

     Under the modified prospective transition method, compensation expense recognized during the year ended December 31, 2006 includes: (a) compensation expense for all stock-based awards granted prior to, but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation expense for all stock-based awards granted beginning January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(r).

     The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations as all stock-based awards accounted for under the intrinsic value method prescribed by APB 25 had vested prior to the adoption date and the Company, in conjunction with the Holding Company, had adopted the fair value recognition provisions of SFAS 123 on January 1, 2003. As required by SFAS 148, and

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


carried forward in the provisions of SFAS 123(r), the Company discloses the pro forma impact as if stock-based awards accounted for under APB 25 had been accounted for under the fair value method in Note 16.

     SFAS 123 allowed forfeitures of stock-based awards to be recognized as a reduction of compensation expense in the period in which the forfeiture occurred. Upon adoption of SFAS 123(r), the Holding Company changed its policy and now incorporates an estimate of future forfeitures into the determination of compensation expense when recognizing expense over the requisite service period. The impact of this change in accounting policy was not significant to the Company's consolidated financial position or results of operations for the year ended December 31, 2006.

     Additionally, for awards granted after adoption, the Holding Company changed its policy from recognizing expense for stock-based awards over the requisite service period to recognizing such expense over the shorter of the requisite service period or the period to attainment of retirement-eligibility. The pro forma impact of this change in expense recognition policy for stock-based compensation is detailed in Note 16.

     Prior to the adoption of SFAS 123(r), the Company presented tax benefits of deductions resulting from the exercise of stock options within operating cash flows in the consolidated statements of cash flows. SFAS 123(r) requires tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options be classified and reported as a financing cash inflow upon adoption of SFAS 123(r).

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

     (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

     (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

     (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

     (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other Pronouncements

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively Emerging Issues Task Force ("EITF") Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     Effective July 1, 2004, the Company prospectively adopted FSP No. FAS 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"). FSP 106-2 provides accounting guidance to employers that sponsor postretirement health care plans that provide prescription drug benefits. The Company began receiving subsidies on prescription drug benefits during 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Prescription Drug Act") based on the Company's determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. The postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the accumulated postretirement benefit obligation was reduced by $213 million at July 1, 2004. See also Note 15.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA"), issued by the American Institute of Certified Public Accountants ("AICPA") and FSP No. FAS 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability. SOP 03-1 provides guidance on: (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology relating to various guaranteed death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $8 million, which was reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including VOBA and unearned revenue liability, under certain variable annuity and life contracts and income tax. Certain other contracts sold by the Company provide for a return through periodic crediting rates, surrender adjustments or termination adjustments based on the total return of a contractually referenced pool of assets owned by the Company. To the extent that such contracts are not accounted for as derivatives under the provisions of SFAS 133 and not already credited to the contract account balance, under SOP 03-1 the change relating to the fair value of the referenced pool of assets is recorded as a liability with the change in the liability recorded as policyholder benefits and claims. Prior to the adoption of SOP 03-1, the Company recorded the change in such liability as other comprehensive income. At adoption, this change decreased net income and increased other comprehensive income by $33 million, net of income tax, which were recorded as cumulative effects of changes in accounting. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of the related contract using assumptions consistent with the amortization of DAC. Since the Company followed a similar approach prior to adoption of SOP 03-1, the provisions of SOP 03-1 relating to sales inducements had no significant impact on the Company's consolidated financial statements. In accordance with SOP 03-1's guidance for the reporting of certain separate accounts, at adoption, the Company also reclassified $1.7 billion of separate account assets to general account investments and $1.7 billion of separate account liabilities to future policy benefits and PABs. This reclassification decreased net income and increased other comprehensive income by $27 million, net of income tax, which were reported as cumulative effects of changes in accounting. As a result of the adoption of SOP 03-1, the Company recorded a cumulative effect of a change in accounting of $52 million, net of income tax of $27 million, for the year ended December 31, 2004.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, the Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In December 2006, the FASB issued FSP EITF 00-19-2, Accounting for Registration Payment Arrangements ("FSP EITF 00-19-2"). FSP EITF 00-19-2 specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement should be separately recognized and measured in accordance with SFAS No. 5, Accounting for Contingencies. FSP EITF 00-19-2 is effective immediately for registration payment arrangements and the financial instruments subject to those arrangements that are entered into or modified subsequent to December 21, 2006. For registration payment arrangements and financial instruments subject to those arrangements that were entered into prior to December 21, 2006, the guidance in the FSP is effective for fiscal years beginning after December 15, 2006. The Company does not expect FSP EITF 00-19-2 to have a material impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which is to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

     In July 2006, the FASB issued FSP No. FAS 13-2, Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2"). FSP 13-2 amends SFAS No. 13, Accounting for Leases, to require that a lessor review the projected timing of income tax cash flows generated by a leveraged lease annually or more frequently if events or circumstances indicate that a change in timing has occurred or is projected to occur. In addition, FSP 13-2 requires that the change in the net investment balance resulting from the recalculation be recognized as a gain or loss from continuing operations in the same line item in which leveraged lease income is recognized in the year in which the assumption is changed. The guidance in FSP 13-2 is effective for fiscal years beginning after December 15, 2006.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company does not expect FSP 13-2 to have a material impact on the Company's consolidated financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's preliminary evaluation work, the Company expects to recognize a reduction to the January 1, 2007 balance of retained earnings of between $10 million and $30 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007 related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 will result in a reduction to DAC and VOBA relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. The Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will result in a cumulative effect adjustment of between $180 million and $220 million, net of income tax, which will be recorded as a reduction to retained earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will reduce 2007 net income by approximately $15 million to $30 million, net of income tax.

2.  ACQUISITIONS AND DISPOSITIONS

     On October 20, 2006, the Holding Company sold its subsidiary, Citicorp Life Insurance Company and its subsidiary, First Citicorp Life Insurance Company (collectively, "CLIC") to the Company for $135 million in cash consideration. The net assets of CLIC acquired by the Company were $154 million. The excess of the net assets of CLIC received over the purchase price resulted in an increase of $19 million in additional paid-in capital. In connection with the sale and merger of CLIC, the Holding Company contributed $17 million to the Company. See
Note 16.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     On September 30, 2006, the Company acquired MetLife Retirement Services LLC ("MRS") (formerly, CitiStreet Retirement Services LLC), and its subsidiaries from an affiliate, Metropolitan Tower Life Insurance Company ("MTL") for approximately $58 million in cash consideration settled in the fourth quarter of 2006. The assets acquired are principally comprised of $52 million related to the value of customer relationships acquired ("VOCRA").

     On July 1, 2005, the Holding Company completed the acquisition of The Travelers Insurance Company, excluding certain assets, most significantly, Primerica, from Citigroup Inc. ("Citigroup"), and substantially all of Citigroup's international insurance business (collectively, "Travelers"). On September 30, 2006, the Company received a capital contribution from the Holding Company of $377 million in the form of intangible assets related to the value of distribution agreements ("VODA") of $389 million, net of deferred income tax of $12 million, for which the Company receives the benefit. The VODA originated through the Holding Company's acquisition of Travelers and was transferred at its amortized cost basis. See Notes 7 and 16.

     Newbury Insurance Company, Limited which was sold to the Holding Company and New England Pension and Annuity Company which was sold to MTL, both in 2004, are included in the accompanying consolidated financial statements until the respective dates of sale.

     See Note 19 for information on the disposition of P.T. Sejahtera ("MetLife Indonesia") and SSRM Holdings, Inc. ("SSRM").

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:


                                                             DECEMBER 31, 2006
                                             ------------------------------------------------
                                                              GROSS
                                              COST OR       UNREALIZED
                                             AMORTIZED   ---------------    ESTIMATED    % OF
                                                COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                             ---------   ------   ------   ----------   -----
                                                               (IN MILLIONS)


U.S. corporate securities..................   $ 51,003   $1,829   $  492    $ 52,340     32.2%
Residential mortgage-backed securities.....     34,617      312      204      34,725     21.4
Foreign corporate securities...............     23,599    1,618      226      24,991     15.4
U.S. Treasury/agency securities............     20,662      944      108      21,498     13.2
Commercial mortgage-backed securities......     11,794      164       72      11,886      7.3
Asset-backed securities....................      9,369       55       41       9,383      5.8
Foreign government securities..............      4,653    1,001       12       5,642      3.5
State and political subdivision
  securities...............................      1,743       27       12       1,758      1.1
Other fixed maturity securities............        233        6       77         162      0.1
                                              --------   ------   ------    --------    -----
  Total fixed maturity securities..........   $157,673   $5,956   $1,244    $162,385    100.0%
                                              ========   ======   ======    ========    =====
Common stock...............................   $  1,454   $  457   $   14    $  1,897     54.4%
Non-redeemable preferred stock.............      1,546       59       15       1,590     45.6
                                              --------   ------   ------    --------    -----
  Total equity securities..................   $  3,000   $  516   $   29    $  3,487    100.0%
                                              ========   ======   ======    ========    =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                             DECEMBER 31, 2005
                                             ------------------------------------------------
                                                              GROSS
                                              COST OR       UNREALIZED
                                             AMORTIZED   ---------------    ESTIMATED    % OF
                                                COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                             ---------   ------   ------   ----------   -----
                                                               (IN MILLIONS)


U.S. corporate securities..................   $ 48,056   $2,507   $  358    $ 50,205     33.9%
Residential mortgage-backed securities.....     30,213      315      292      30,236     20.4
Foreign corporate securities...............     22,922    1,625      258      24,289     16.4
U.S. Treasury/agency securities............     17,858    1,333       18      19,173     13.0
Commercial mortgage-backed securities......     10,793      194      102      10,885      7.4
Asset-backed securities....................      6,412       74       29       6,457      4.4
Foreign government securities..............      4,734      999       10       5,723      3.9
State and political subdivision
  securities...............................        738       21       10         749      0.5
Other fixed maturity securities............        203       10       33         180      0.1
                                              --------   ------   ------    --------    -----
  Total fixed maturity securities..........   $141,929   $7,078   $1,110    $147,897    100.0%
                                              ========   ======   ======    ========    =====
Common stock...............................   $  1,616   $  229   $   25    $  1,820     82.1%
Non-redeemable preferred stock.............        373       27        3         397     17.9
                                              --------   ------   ------    --------    -----
  Total equity securities..................   $  1,989   $  256   $   28    $  2,217    100.0%
                                              ========   ======   ======    ========    =====



     The Company held foreign currency derivatives with notional amounts of $7.3 billion and $4.9 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $12.0 billion and $10.2 billion at December 31, 2006 and 2005, respectively. These securities had a net unrealized gain of $534 million and $388 million at December 31, 2006 and 2005, respectively. Non-income producing fixed maturity securities were $10 million at both December 31, 2006 and 2005. Unrealized gains (losses) associated with non-income producing fixed maturity securities were $3 million and $1 million at December 31, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The cost or amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:


                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2006                     2005
                                          ----------------------   ----------------------
                                           COST OR                  COST OR
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)


Due in one year or less.................   $  4,531    $  4,616     $  4,271    $  4,320
Due after one year through five years...     28,494      29,095       20,419      20,899
Due after five years through ten years..     25,535      26,071       29,365      30,335
Due after ten years.....................     43,333      46,609       40,456      44,765
                                           --------    --------     --------    --------
  Subtotal..............................    101,893     106,391       94,511     100,319
Mortgage-backed, commercial mortgage-
  backed and other asset-backed
  securities............................     55,780      55,994       47,418      47,578
                                           --------    --------     --------    --------
  Total fixed maturity securities.......   $157,673    $162,385     $141,929    $147,897
                                           ========    ========     ========    ========



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Proceeds.........................................  $57,861   $97,347   $53,639
Gross investment gains...........................  $   387   $   623   $   792
Gross investment losses..........................  $  (855)  $  (956)  $  (468)

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                             DECEMBER 31, 2006
                                ---------------------------------------------------------------------------
                                                            EQUAL TO OR GREATER
                                  LESS THAN 12 MONTHS          THAN 12 MONTHS                TOTAL
                                -----------------------   -----------------------   -----------------------
                                                GROSS                     GROSS                     GROSS
                                 ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                ----------   ----------   ----------   ----------   ----------   ----------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities.....    $11,033       $152        $ 8,162       $340        $19,195      $  492
Residential mortgage-backed
  securities..................     10,108         52          8,329        152         18,437         204
Foreign corporate securities..      4,319         61          4,411        165          8,730         226
U.S. Treasury/agency
  securities..................      9,075         99            377          9          9,452         108
Commercial mortgage-backed
  securities..................      3,799         21          2,058         51          5,857          72
Asset-backed securities.......      3,184         27            662         14          3,846          41
Foreign government
  securities..................        409          6            242          6            651          12
State and political
  subdivision securities......        217          9            104          3            321          12
Other fixed maturity
  securities..................        122         77             --         --            122          77
                                  -------       ----        -------       ----        -------      ------
  Total fixed maturity
     securities...............    $42,266       $504        $24,345       $740        $66,611      $1,244
                                  =======       ====        =======       ====        =======      ======
Equity securities.............    $   613       $ 17        $   287       $ 12        $   900      $   29
                                  =======       ====        =======       ====        =======      ======
Total number of securities in
  an unrealized loss
  position....................      4,134                     2,129                     6,263
                                  =======                   =======                   =======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                             DECEMBER 31, 2005
                                ---------------------------------------------------------------------------
                                                            EQUAL TO OR GREATER
                                  LESS THAN 12 MONTHS          THAN 12 MONTHS                TOTAL
                                -----------------------   -----------------------   -----------------------
                                                GROSS                     GROSS                     GROSS
                                 ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                ----------   ----------   ----------   ----------   ----------   ----------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities.....    $12,171       $275        $2,295        $ 83        $14,466      $  358
Residential mortgage-backed
  securities..................     18,839        267           884          25         19,723         292
Foreign corporate securities..      6,995        200         1,621          58          8,616         258
U.S. Treasury/agency
  securities..................      2,856         16           107           2          2,963          18
Commercial mortgage-backed
  securities..................      5,323         89           401          13          5,724         102
Asset-backed securities.......      2,289         21           239           8          2,528          29
Foreign government
  securities..................        429          9           161           1            590          10
State and political
  subdivision securities......        327         10            --          --            327          10
Other fixed maturity
  securities..................         --         29            38           4             38          33
                                  -------       ----        ------        ----        -------      ------
  Total fixed maturity
     securities...............    $49,229       $916        $5,746        $194        $54,975      $1,110
                                  =======       ====        ======        ====        =======      ======
Equity securities.............    $   409       $ 24        $   57        $  4        $   466      $   28
                                  =======       ====        ======        ====        =======      ======
Total number of securities in
  an unrealized loss
  position....................      3,607                      675                      4,282
                                  =======                   ======                    =======



  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity securities and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:


                                                        DECEMBER 31, 2006
                                  ------------------------------------------------------------
                                        COST OR               GROSS              NUMBER OF
                                    AMORTIZED COST      UNREALIZED LOSSES       SECURITIES
                                  ------------------   ------------------   ------------------
                                  LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                     20%       MORE       20%       MORE       20%       MORE
                                  ---------   ------   ---------   ------   ---------   ------
                                           (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months............   $32,410      $25      $  346      $ 7      3,112       62
Six months or greater but less
  than nine months..............     1,657        3          28        1        300        1
Nine months or greater but less
  than twelve months............     9,305       --         139       --        659       --
Twelve months or greater........    25,356       28         746        6      2,123        6
                                   -------      ---      ------      ---      -----       --
  Total.........................   $68,728      $56      $1,259      $14      6,194       69
                                   =======      ===      ======      ===      =====       ==


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                        DECEMBER 31, 2005
                                  ------------------------------------------------------------
                                        COST OR               GROSS              NUMBER OF
                                    AMORTIZED COST      UNREALIZED LOSSES       SECURITIES
                                  ------------------   ------------------   ------------------
                                  LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                     20%       MORE       20%       MORE       20%       MORE
                                  ---------   ------   ---------   ------   ---------   ------
                                           (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months............   $43,966      $68      $  732      $18      2,827        89
Six months or greater but less
  than nine months..............     2,666        4          82        2        268         7
Nine months or greater but less
  than twelve months............     3,874       --         106       --        415         1
Twelve months or greater........     5,980       21         193        5        668         7
                                   -------      ---      ------      ---      -----       ---
  Total.........................   $56,486      $93      $1,113      $25      4,178       104
                                   =======      ===      ======      ===      =====       ===



     At December 31, 2006 and 2005, $1.3 billion and $1.1 billion, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006, $14 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 25% of the cost or amortized cost of such securities. Of such unrealized losses of $14 million, $7 million related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2005, $25 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 27% of the cost or amortized cost of such securities. Of such unrealized losses of $25 million, $18 million related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held four fixed maturity securities and equity securities each with a gross unrealized loss at December 31, 2006 each greater than $10 million. These securities represented 7%, or $95 million in the aggregate, of the gross unrealized loss on fixed maturity securities and equity securities. There were no securities with a gross unrealized loss greater than $10 million at December 31, 2005.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2006 and 2005, the Company had $1.3 billion and $1.1 billion, respectively, of gross unrealized loss related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:


                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2006   2005
                                                               ----   ----


SECTOR:
  U.S. corporate securities..................................    39%    31%
  Residential mortgage-backed securities.....................    16     26
  Foreign corporate securities...............................    18     23
  U.S. Treasury/agency securities............................     8      2
  Commercial mortgage-backed securities......................     6      9
  Other......................................................    13      9
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===
INDUSTRY:
  Industrial.................................................    24%    25%
  Mortgage-backed............................................    22     35
  Utility....................................................    12      8
  Government.................................................     9      3
  Finance....................................................     7      7
  Other......................................................    26     22
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $30.1 billion and $19.5 billion and an estimated fair value of $31.0 billion and $20.4 billion were on loan under the program at December 31, 2006 and 2005, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $32.0 billion and $21.0 billion at December 31, 2006 and 2005, respectively. Security collateral of $17 million and $33 million on deposit from customers in connection with the securities lending transactions at December 31, 2006 and 2005, respectively, may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $1.2 billion and $1.5 billion at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity and equity securities. Company securities held in trust to satisfy collateral requirements had an amortized cost of $2.3 billion and $1.5 billion at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity and equity securities.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:


                                                           DECEMBER 31,
                                              -------------------------------------
                                                     2006                2005
                                              -----------------   -----------------
                                               AMOUNT   PERCENT    AMOUNT   PERCENT
                                              -------   -------   -------   -------
                                                          (IN MILLIONS)


Commercial mortgage loans...................  $28,369      78%    $26,574      80%
Agricultural mortgage loans.................    7,527      21       6,242      19
Consumer loans..............................      203       1         427       1
                                              -------     ---     -------     ---
  Subtotal..................................   36,099     100%     33,243     100%
                                                          ===                 ===
Less: Valuation allowances..................      160                 149
                                              -------             -------
  Mortgage and consumer loans...............  $35,939             $33,094
                                              =======             =======



     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2006, 19%, 7% and 6% of the value of the Company's mortgage and consumer loans were located in California, New York and Texas, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Of the mortgage loans held at December 31, 2006 and 2005, $0 and $781 million, respectively, of the loans granted, were in connection with Metropolitan Insurance and Annuity Company's ("MIAC"), a related party, purchase of real estate from the Company in 2001 and 2003. MIAC was merged into MTL, also a related party, in 2004. In 2006, MTL sold Peter Cooper Village and Stuyvesant Town real estate properties located in New York City, to a third party for $5.4 billion. Concurrent with the sale, MTL repaid the related $770 million mortgage, including accrued interest, it owed to the Company. In 2005, MTL sold its 200 Park Avenue real estate property located in New York City, to a third party for $1.72 billion. Concurrent with the sale, MTL repaid the related $690 million mortgage, including accrued interest, it owed the Company.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $372 million and $379 million at December 31, 2006 and 2005, respectively.

     Information regarding loan valuation allowances for mortgage and consumer loans is as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Balance at January 1,..................................  $149   $154   $126
Additions..............................................    28     43     56
Deductions.............................................   (17)   (48)   (28)
                                                         ----   ----   ----
Balance at December 31,................................  $160   $149   $154
                                                         ====   ====   ====



     A portion of the Company's mortgage and consumer loans was impaired and consists of the following:


                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2006   2005
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)


Impaired loans with valuation allowances.....................  $371    $11
Impaired loans without valuation allowances..................    39     86
                                                               ----    ---
  Subtotal...................................................   410     97
Less: Valuation allowances on impaired loans.................    20      2
                                                               ----    ---
  Impaired loans.............................................  $390    $95
                                                               ====    ===



     The average investment in impaired loans was $145 million, $152 million and $376 million for the years ended December 31, 2006, 2005 and 2004, respectively. Interest income on impaired loans was $1 million, $6 million and $25 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The investment in restructured loans was $9 million and $37 million at December 31, 2006 and 2005, respectively. Interest income of $1 million, $2 million and $9 million was recognized on restructured loans for the years ended December 31, 2006, 2005 and 2004, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $1 million, $3 million and $11 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing, had an amortized cost of $7 million and $17 million at December 31, 2006 and 2005, respectively. Mortgage and consumer loans on which interest is no longer accrued had an amortized cost of $35 million and $0 at December 31, 2006 and 2005, respectively. Mortgage and consumer loans in foreclosure had an amortized cost of $30 million and $7 million at December 31, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:


                                                             DECEMBER 31,
                                                           ----------------
                                                             2006     2005
                                                           -------   ------
                                                             (IN MILLIONS)


Real estate..............................................  $ 4,297   $4,187
Accumulated depreciation.................................   (1,140)    (962)
                                                           -------   ------
Net real estate..........................................    3,157    3,225
Real estate joint ventures...............................    1,328      862
                                                           -------   ------
  Real estate and real estate joint ventures.............  $ 4,485   $4,087
                                                           =======   ======



     The components of real estate and real estate joint ventures are as follows:


                                                              DECEMBER 31,
                                                            ---------------
                                                             2006     2005
                                                            ------   ------
                                                             (IN MILLIONS)


Real estate and real estate joint ventures held-for-
  investment..............................................  $4,485   $3,778
Real estate held-for-sale.................................      --      309
                                                            ------   ------
  Real estate and real estate joint ventures..............  $4,485   $4,087
                                                            ======   ======



     Related depreciation expense was $110 million, $120 million and $162 million for the years ended December 31, 2006, 2005 and 2004, respectively. These amounts include $3 million, $17 million and $45 million of depreciation expense related to discontinued operations for the years ended December 31, 2006, 2005 and 2004, respectively.

     Real estate and real estate joint ventures held-for-sale recognized impairments of $8 million, $5 million and $13 million for the years ended December 31, 2006, 2005 and 2004, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $8 million and $30 million at December 31, 2006 and 2005, respectively. The Company owned real estate acquired in satisfaction of debt of less than $1 million at both December 31, 2006 and 2005.

     Real estate and real estate joint ventures were categorized as follows:


                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2006               2005
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)


Office........................................  $2,335      52%    $2,529      62%
Apartments....................................     737      17        447      11
Retail........................................     534      12        612      15
Real estate investment funds..................     307       7         45       1
Industrial....................................     291       6        276       7
Development joint ventures....................     169       4         --      --
Land..........................................      50       1         40       1
Other.........................................      62       1        138       3
                                                ------     ---     ------     ---
  Total.......................................  $4,485     100%    $4,087     100%
                                                ======     ===     ======     ===


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company's real estate holdings are primarily located in the United States. At December 31, 2006, 26%, 16% and 16% of the Company's real estate holdings were located in New York, California and Texas, respectively.

  LEVERAGED LEASES

     Investment in leveraged leases, included in other invested assets, consisted of the following:


                                                              DECEMBER 31,
                                                            ---------------
                                                             2006     2005
                                                            ------   ------
                                                             (IN MILLIONS)


Rental receivables, net...................................  $1,055   $  991
Estimated residual values.................................     887      735
                                                            ------   ------
  Subtotal................................................   1,942    1,726
Unearned income...........................................    (694)    (645)
                                                            ------   ------
  Investment in leveraged leases..........................  $1,248   $1,081
                                                            ======   ======



     The Company's deferred income tax liability related to leveraged leases was $670 million and $679 million at December 31, 2006 and 2005, respectively. The rental receivables set forth are generally due in periodic installments. The payment periods generally range from one to 15 years, but in certain circumstances are as long as 30 years.

     The components of net income from investment in leveraged leases are as follows:


                                                              YEARS ENDED
                                                             DECEMBER 31,
                                                          ------------------
                                                          2006   2005   2004
                                                          ----   ----   ----
                                                             (IN MILLIONS)


Income from investment in leveraged leases (included in
  net
  investment income)....................................  $ 51   $ 54    $26
Income tax expense on leveraged leases..................   (18)   (19)    (9)
                                                          ----   ----    ---
Net income from leveraged leases........................  $ 33   $ 35    $17
                                                          ====   ====    ===



  FUNDS WITHHELD AT INTEREST

     Funds withheld at interest, included in other invested assets, were $4.0 billion and $3.5 billion at December 31, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income are as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Fixed maturity securities........................  $ 9,551   $ 8,588   $ 8,085
Equity securities................................       58        53        65
Mortgage and consumer loans......................    2,315     2,246     1,957
Policy loans.....................................      495       497       492
Real estate and real estate joint ventures.......      750       545       436
Other limited partnership interests..............      705       676       324
Cash, cash equivalents and short-term
  investments....................................      201       113        64
Other............................................      465       381       179
                                                   -------   -------   -------
  Total investment income........................   14,540    13,099    11,602
Less: Investment expenses........................    2,233     1,370       807
                                                   -------   -------   -------
  Net investment income..........................  $12,307   $11,729   $10,795
                                                   =======   =======   =======



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $20 million, $16 million and $14 million, respectively, related to fixed maturity securities and $112 million, $189 million and $117 million, respectively, related to mortgage and consumer loans, are included in the table above.

     In the fourth quarter of 2006, MTL sold its Peter Cooper Village and Stuyvesant Town properties for $5.4 billion. Upon the closing of the transaction, MTL repaid the mortgage of $770 million, including accrued interest, held by the Company on these properties and paid a prepayment fee of $68 million which was recognized as affiliated investment income.

     In the second quarter of 2005, MTL sold its 200 Park Avenue real estate property located in New York City, to a third party for $1.72 billion. Concurrent with the sale, MTL repaid the related $690 million mortgage, including accrued interest, it owed to the Company. Based on the terms of the loan agreement, the Company also received a $120 million prepayment fee from MTL, which was recognized as affiliated investment income when received.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:


                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2006    2005    2004
                                                       -----   -----   -----
                                                           (IN MILLIONS)


Fixed maturity securities............................  $(572)  $(518)  $  81
Equity securities....................................     67     121     150
Mortgage and consumer loans..........................    (16)     31      54
Real estate and real estate joint ventures...........     38       7       5
Other limited partnership interests..................      2      43      53
Derivatives..........................................   (458)    410    (232)
Other................................................    112      85     171
                                                       -----   -----   -----
  Net investment gains (losses)......................  $(827)  $ 179   $ 282
                                                       =====   =====   =====



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment gains (losses) of ($20) million, $28 million and $15 million, respectively, are included within Other in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $37 million, $64 million and $93 million for the years ended December 31, 2006, 2005 and 2004, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Fixed maturity securities........................  $ 4,685   $ 5,972   $ 8,571
Equity securities................................      483       225       270
Derivatives......................................     (238)     (207)     (494)
Minority interest................................     (159)     (171)     (103)
Other............................................       --       (82)       34
                                                   -------   -------   -------
  Subtotal.......................................    4,771     5,737     8,278
                                                   -------   -------   -------
Amounts allocated from:
  Future policy benefit loss recognition.........     (806)   (1,259)   (1,953)
  DAC and VOBA...................................     (239)     (148)     (407)
  Policyholder dividend obligation...............   (1,062)   (1,492)   (2,119)
                                                   -------   -------   -------
     Subtotal....................................   (2,107)   (2,899)   (4,479)
                                                   -------   -------   -------
     Deferred income tax.........................     (968)   (1,029)   (1,391)
                                                   -------   -------   -------
          Subtotal...............................   (3,075)   (3,928)   (5,870)
                                                   -------   -------   -------
Net unrealized investment gains (losses).........  $ 1,696   $ 1,809   $ 2,408
                                                   =======   =======   =======



     The changes in net unrealized investment gains (losses) are as follows:


                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2006      2005     2004
                                                     ------   -------   ------
                                                           (IN MILLIONS)


Balance, January 1,................................  $1,809   $ 2,408   $2,405
Unrealized investment gains (losses) during the
  year.............................................    (966)   (2,556)     281
Unrealized investment gains (losses) of
  subsidiaries at the
  date of sale.....................................      --        15       --
Unrealized investment gains (losses) relating to:
  Future policy benefit gains (losses)
     recognition...................................     453       694     (500)
  DAC and VOBA.....................................     (91)      259       88
  Participating contracts..........................      --        --      117
  Policyholder dividend obligation.................     430       627       11
  Deferred income tax..............................      61       362        6
                                                     ------   -------   ------
Balance, December 31, .............................  $1,696   $ 1,809   $2,408
                                                     ======   =======   ======
Net change in unrealized investment gains
  (losses).........................................  $ (113)  $  (599)  $    3
                                                     ======   =======   ======



  TRADING SECURITIES

     During 2005, the Company established a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities, the execution of short sale agreements and asset

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income related to fixed maturity securities.

     At December 31, 2006 and 2005, trading securities were $563 million and $373 million, respectively, and liabilities associated with the short sale agreements in the trading securities portfolio, which were included in other liabilities, were $387 million and $271 million, respectively. The Company had pledged $614 million and $375 million of its assets, primarily consisting of trading securities, as collateral to secure the liabilities associated with the short sale agreements in the trading securities portfolio for the years ended December 31, 2006 and 2005, respectively.

     During the years ended December 31, 2006 and 2005, interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on the trading securities and the related short sale agreement liabilities totaled $32 million and ($3) million, respectively. Changes in the fair value of such trading securities and short sale agreement liabilities, totaled $3 million and less than $1 million for the years ended December 31, 2006 and 2005, respectively. The Company did not hold any trading securities during the year ended December 31, 2004.

  STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments, included in fixed maturity securities, was $354 million and $362 million at December 31, 2006 and 2005, respectively. The related net investment income recognized was $43 million, $28 million and $44 million for the years ended December 31, 2006, 2005 and 2004, respectively.

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that: (i) it is the primary beneficiary and which are consolidated in the Company's consolidated financial statements at December 31, 2006; and (ii) it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:


                                                          DECEMBER 31, 2006
                                          -------------------------------------------------
                                            PRIMARY BENEFICIARY     NOT PRIMARY BENEFICIARY
                                          -----------------------   -----------------------
                                                        MAXIMUM                   MAXIMUM
                                            TOTAL     EXPOSURE TO     TOTAL     EXPOSURE TO
                                          ASSETS(1)     LOSS(2)     ASSETS(1)     LOSS(2)
                                          ---------   -----------   ---------   -----------
                                                            (IN MILLIONS)


Asset-backed securitizations and
  collateralized debt obligations.......     $ --         $--        $ 1,909       $  207
Real estate joint ventures(3)...........       53          45            269            6
Other limited partnership interests(4)..       84           3         19,152        1,478
Other investments(5)....................       --          --         20,620        1,452
                                             ----         ---        -------       ------
  Total.................................     $137         $48        $41,950       $3,143
                                             ====         ===        =======       ======



--------

   (1) The assets of the asset-backed securitizations and collateralized debt obligations are reflected at fair value at December 31, 2006. The assets of the real estate joint ventures, other limited partnership interests and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (2) The maximum exposure to loss of the asset-backed securitizations and collateralized debt obligations is equal to the carrying amounts of retained interests. In addition, the Company provides collateral management services for certain of these structures for which it collects a management fee. The maximum exposure to loss relating to real estate joint ventures, other limited partnership interests and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

   (3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

   (4) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships.

   (5) Other investments include securities that are not asset-backed securitizations or collateralized debt obligations.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:


                                        DECEMBER 31, 2006                 DECEMBER 31, 2005
                                 -------------------------------   -------------------------------
                                              CURRENT MARKET OR                 CURRENT MARKET OR
                                                 FAIR VALUE                        FAIR VALUE
                                 NOTIONAL   --------------------   NOTIONAL   --------------------
                                  AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                 --------   ------   -----------   --------   ------   -----------
                                                           (IN MILLIONS)


Interest rate swaps............   $17,865    $207       $   79      $12,857    $294        $ 12
Interest rate floors...........    25,955     193           --        6,515      80          --
Interest rate caps.............    19,754     119           --       24,970     224          --
Financial futures..............     6,824      52           19           63       1          --
Foreign currency swaps.........    14,952     287        1,102        9,256      74         852
Foreign currency forwards......     1,204      22            4        2,333      26          41
Options........................         1       1           --          221       2           2
Financial forwards.............     2,900      12           24        2,446      13           1
Credit default swaps...........     5,023       4           16        4,789      11           9
Synthetic GICs.................     3,739      --           --        5,477      --          --
Other..........................       250      56           --          250       9          --
                                  -------    ----       ------      -------    ----        ----
  Total........................   $98,467    $953       $1,244      $69,177    $734        $917
                                  =======    ====       ======      =======    ====        ====



     The above table does not include notional values for equity financial forwards. At both December 31, 2006 and 2005, the Company owned 132,000 equity financial forwards. Market values of equity financial forwards are included in financial forwards in the preceding table.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:


                                                         REMAINING LIFE
                                    --------------------------------------------------------
                                                  AFTER        AFTER
                                                ONE YEAR    FIVE YEARS
                                    ONE YEAR     THROUGH      THROUGH    AFTER TEN
                                     OR LESS   FIVE YEARS    TEN YEARS     YEARS      TOTAL
                                    --------   ----------   ----------   ---------   -------
                                                          (IN MILLIONS)


Interest rate swaps...............   $   754     $10,427      $ 3,478      $3,206    $17,865
Interest rate floors..............        --       7,068       18,887          --     25,955
Interest rate caps................     2,770      16,984           --          --     19,754
Financial futures.................     6,824          --           --          --      6,824
Foreign currency swaps............       493       7,125        6,015       1,319     14,952
Foreign currency forwards.........     1,204          --           --          --      1,204
Options...........................        --          --            1          --          1
Financial forwards................        --          --           --       2,900      2,900
Credit default swaps..............       487       4,330          206          --      5,023
Synthetic GICs....................     3,427         312           --          --      3,739
Other.............................        --         250           --          --        250
                                     -------     -------      -------      ------    -------
  Total...........................   $15,959     $46,496      $28,587      $7,425    $98,467
                                     =======     =======      =======      ======    =======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Swaptions are used by the Company primarily to sell, or monetize, embedded call options in its fixed rate liabilities. A swaption is an option to enter into a swap with an effective date equal to the exercise date of the embedded call and a maturity date equal to the maturity date of the underlying liability. The Company receives a premium for entering into the swaption. Swaptions are included in options in the preceding table.

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Equity index options are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Swap spread locks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spread locks are forward starting swaps where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. Swap spread locks are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and usually a U.S. Treasury or Agency security.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. TRRs can be used as hedges or to synthetically create investments and are included in the other classification in the preceding table.

HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:


                                        DECEMBER 31, 2006                 DECEMBER 31, 2005
                                 -------------------------------   -------------------------------
                                                 FAIR VALUE                        FAIR VALUE
                                 NOTIONAL   --------------------   NOTIONAL   --------------------
                                  AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                 --------   ------   -----------   --------   ------   -----------
                                                           (IN MILLIONS)


Fair value.....................   $ 7,890    $290       $   84      $ 4,419    $ 50        $104
Cash flow......................     2,656      33          149        6,233      29         437
Foreign operations.............       489      --           39          834       2          37
Non-qualifying.................    87,432     630          972       57,691     653         339
                                  -------    ----       ------      -------    ----        ----
  Total........................   $98,467    $953       $1,244      $69,177    $734        $917
                                  =======    ====       ======      =======    ====        ====



     The following table presents the settlement payments recorded in income for the:


                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                        2006   2005    2004
                                                        ----   ----   -----
                                                           (IN MILLIONS)


Qualifying hedges:
  Net investment income...............................  $ 48   $ 42   $(144)
  Interest credited to policyholder account balances..   (26)    17      45
Non-qualifying hedges:
  Net investment gains (losses).......................   225     86      51
                                                        ----   ----   -----
     Total............................................  $247   $145   $ (48)
                                                        ====   ====   =====



  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments;

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate securities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:


                                                       YEARS ENDED DECEMBER
                                                                31,
                                                       --------------------
                                                        2006    2005   2004
                                                       -----   -----   ----
                                                           (IN MILLIONS)


Changes in the fair value of derivatives.............  $ 278   $(118)  $ 64
Changes in the fair value of the items hedged........   (278)    116    (49)
                                                       -----   -----   ----
Net ineffectiveness of fair value hedging
  activities.........................................  $  --   $  (2)  $ 15
                                                       =====   =====   ====



     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; and (iv) financial forwards to buy and sell securities.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company recognized net investment gains (losses) of ($21) million and ($31) million, respectively, which represent the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. The net amounts reclassified into net investment gains (losses) for the years ended December 31, 2006, 2005 and 2004 related to such discontinued cash flow hedges were $3 million, $42 million and $29 million, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2006, 2005 and 2004.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:


                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2006    2005    2004
                                                       -----   -----   -----
                                                           (IN MILLIONS)


Other comprehensive income (loss) balance at January
  1,.................................................  $(207)  $(447)  $(385)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow
  hedges.............................................    (44)    196     (98)
Amounts reclassified to net investment gains
  (losses)...........................................     (1)     44      41
Amounts reclassified to net investment income........     15       2       2
Amortization of transition adjustment................     (1)     (2)     (7)
                                                       -----   -----   -----
Other comprehensive income (loss) balance at December
  31,................................................  $(238)  $(207)  $(447)
                                                       =====   =====   =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2006, $52 million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2007.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps, options and non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2006, 2005 and 2004.

     The Company's consolidated statements of stockholder's equity for the years ended December 31, 2006, 2005 and 2004 include losses of $7 million, $27 million and $47 million, respectively, related to foreign currency contracts and non-derivative financial instruments used to hedge its net investments in foreign operations. At December 31, 2006 and 2005, the cumulative foreign currency translation loss recorded in accumulated other comprehensive income related to these hedges was $91 million and $84 million, respectively. When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) swaptions to sell embedded call options in fixed rate liabilities; (iv) credit default swaps to minimize its exposure to adverse movements in credit; (v) credit default swaps to diversify credit risk exposure to certain portfolios; (vi) equity futures, equity index options, interest rate futures and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (vii) swap spread locks to economically hedge invested assets against the risk of changes in credit spreads; (viii) financial forwards to buy and sell securities; (ix) GICs to synthetically create traditional GICs; (x) credit default swaps and TRRs to synthetically create investments; and (xi) basis swaps to better match the cash flows of assets and related liabilities.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of ($701) million, $372 million and ($141) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts, guaranteed minimum accumulation contracts and modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $57 million and $50 million at December 31, 2006 and 2005, respectively. The fair value of the Company's embedded derivative liabilities was $113 million and $10 million at December 31, 2006 and 2005, respectively. The amounts recorded and included in net investment gains (losses) during the years ended December 31, 2006, 2005 and 2004 were gains (losses) of $12 million, $29 million and $34 million, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2006 and 2005, the Company was obligated to return cash collateral under its control of $94 million and $34 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. As of December 31, 2006 and 2005, the Company had also accepted collateral consisting of various securities with a fair market value of $16 million and $0, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2006 and 2005, none of the collateral had been sold or repledged.

     As of December 31, 2006 and 2005, the Company provided collateral of $80 million and $0, respectively, which is included in fixed maturity securities in the consolidated balance sheets. In addition, the Company has exchange traded futures, which require the pledging of collateral. As of December 31, 2006 and 2005, the Company pledged collateral of $23 million and $15 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:


                                                       DAC     VOBA    TOTAL
                                                     -------   ----   -------
                                                           (IN MILLIONS)


Balance at January 1, 2004.........................  $ 9,390   $836   $10,226
  Capitalizations..................................    1,817     --     1,817
                                                     -------   ----   -------
       Subtotal....................................   11,207    836    12,043
                                                     -------   ----   -------
  Less: Amortization related to:
     Net investment gains (losses).................        5      1         6
     Unrealized investment gains (losses)..........      (12)   (76)      (88)
     Other expenses................................    1,058     81     1,139
                                                     -------   ----   -------
       Total amortization..........................    1,051      6     1,057
                                                     -------   ----   -------
  Less: Dispositions and other.....................      (99)    23       (76)
                                                     -------   ----   -------
Balance at December 31, 2004.......................   10,255    807    11,062
  Capitalizations..................................    1,619     --     1,619
                                                     -------   ----   -------
       Subtotal....................................   11,874    807    12,681
                                                     -------   ----   -------
  Less: Amortization related to:
     Net investment gains (losses).................       13      2        15
     Unrealized investment gains (losses)..........     (244)   (15)     (259)
     Other expenses................................    1,304     66     1,370
                                                     -------   ----   -------
       Total amortization..........................    1,073     53     1,126
                                                     -------   ----   -------
  Less: Dispositions and other.....................      120     (3)      117
                                                     -------   ----   -------
Balance at December 31, 2005.......................   10,681    757    11,438
  Capitalizations..................................    1,677     --     1,677
                                                     -------   ----   -------
       Subtotal....................................   12,358    757    13,115
                                                     -------   ----   -------
  Less: Amortization related to:
     Net investment gains (losses).................     (136)    (2)     (138)
     Unrealized investment gains (losses)..........      105    (14)       91
     Other expenses................................    1,248    (21)    1,227
                                                     -------   ----   -------
       Total amortization..........................    1,217    (37)    1,180
                                                     -------   ----   -------
  Less: Dispositions and other.....................      (85)   (23)     (108)
                                                     -------   ----   -------
Balance at December 31, 2006.......................  $11,226   $817   $12,043
                                                     =======   ====   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $67 million in 2007, $69 million in 2008, $66 million in 2009, $40 million in 2010, and $43 million in 2011.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

6.  GOODWILL

     Goodwill is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:


                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2006   2005
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)


Balance at January 1,.......................................  $200   $217
Acquisitions................................................     2      1
Dispositions and other, net.................................    --    (18)
                                                              ----   ----
Balance at December 31,.....................................  $202   $200
                                                              ====   ====



7.  INSURANCE

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     VODA and VOCRA, which are reported within other assets in the consolidated balance sheet, were $439 million, net of amortization accumulation of $2 million, at December 31, 2006 due to the VODA of $389 million contributed by the Holding Company and the VOCRA of $52 million acquired from MRS. Amortization expense for the year ended December 31, 2006 was $2 million. See Notes 2 and 16.

     The value of the other identifiable intangibles discussed above reflects the estimated fair value of Citigroup/Travelers distribution agreement and customer relationships acquired at the original acquisition date and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the other intangible assets is 16 years. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discounted rate of 11.5% was used to value these intangible assets.

     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $8 million in 2007, $12 million in 2008, $15 million in 2009, $18 million in 2010 and $21 million in 2011.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:


                                                          YEARS ENDED DECEMBER
                                                                   31,
                                                         ----------------------
                                                         2006     2005     2004
                                                         ----     ----     ----
                                                              (IN MILLIONS)


Balance at January 1,..................................  $ 95      $75      $52
Capitalization.........................................    31       29       29
Amortization...........................................    (5)      (9)      (6)
                                                         ----      ---      ---
Balance at December 31, ...............................  $121      $95      $75
                                                         ====      ===      ===



  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $64.5 billion and $57.4 billion at December 31, 2006 and 2005, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $16.5 billion and $15.7 billion at December 31, 2006 and 2005, respectively. The latter category consisted primarily of Met Managed GICs and participating close-out contracts. The average interest rates credited on these contracts were 4.7% and 4.5% at December 31, 2006 and 2005, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.2 billion, $1.1 billion and $998 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company's proportional interest in separate accounts is included in the consolidated balance sheets as follows:


                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2006   2005
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)


Fixed maturity securities....................................   $ 5    $--
Equity securities............................................   $35    $30
Cash and cash equivalents....................................   $ 1    $ 1


     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its GIC program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2006, 2005 and 2004, the Company issued $5.2 billion, $4.0 billion and $4.0 billion, respectively, and repaid $1.5 billion, $1.1 billion and $150 million, respectively, of GICs under this program. Accordingly, at December 31, 2006 and 2005, GICs outstanding, which are included in policyholder account balances, were $16.8 billion and $12.1 billion, respectively. During the years ended December 31, 2006, 2005 and 2004, interest credited on the contracts, which are included in interest credited to policyholder account balances, was $673 million, $384 million and $142 million, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Balance at January 1, ...........................  $ 4,191   $ 3,847   $ 3,560
  Less: Reinsurance recoverables.................     (295)     (292)     (289)
                                                   -------   -------   -------
Net balance at January 1, .......................    3,896     3,555     3,271
                                                   -------   -------   -------
Incurred related to:
  Current year...................................    2,997     2,791     2,491
  Prior years....................................      (28)      (41)       (9)
                                                   -------   -------   -------
                                                     2,969     2,750     2,482
                                                   -------   -------   -------
Paid related to:
  Current year...................................   (1,814)   (1,667)   (1,519)
  Prior years....................................     (819)     (742)     (679)
                                                   -------   -------   -------
                                                    (2,633)   (2,409)   (2,198)
                                                   -------   -------   -------
Net Balance at December 31, .....................    4,232     3,896     3,555
  Add: Reinsurance recoverables..................      268       295       292
                                                   -------   -------   -------
Balance at December 31,..........................  $ 4,500   $ 4,191   $ 3,847
                                                   =======   =======   =======



     As a result of changes in estimates of insured events in the prior years, the claims and claim adjustment expenses decreased by $28 million in 2006 due to improved loss ratio liabilities for non-medical health claim liabilities and improved claims management.

     In 2005, the claims and claim adjustment expenses decreased by $41 million due to a refinement in the estimation methodology for non-medical health long-term care claim liabilities, improved loss ratio liabilities for non-medical health claim liabilities and improved claims management.

     In 2004, the claims and claim adjustment expenses decreased by $9 million due to improved loss ratios in non-medical health claim liabilities and improved claims management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid up benefit.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:


                                                                  DECEMBER 31,
                                        ---------------------------------------------------------------
                                                     2006                             2005
                                        ------------------------------   ------------------------------
                                            IN THE             AT            IN THE             AT
                                        EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                        --------------   -------------   --------------   -------------
                                                                 (IN MILLIONS)


ANNUITY CONTRACTS(1)
RETURN OF NET DEPOSITS
  Separate account value..............     $   3,233             N/A        $   2,527             N/A
  Net amount at risk(2)...............     $      --(3)          N/A        $       1(3)          N/A
  Average attained age of
     contractholders..................      59 years             N/A         58 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
  Separate account value..............     $  34,362       $   5,273        $  31,646       $   3,847
  Net amount at risk(2)...............     $     354(3)    $      16(4)     $     521(3)    $      17(4)
  Average attained age of
     contractholders..................      61 years        57 years         60 years        57 years
TWO TIER ANNUITIES
  General account value...............           N/A       $     296              N/A       $     229
  Net amount at risk(2)...............           N/A       $      53(5)           N/A       $      36(5)
  Average attained age of
     contractholders..................           N/A        58 years              N/A        58 years




                                                                  DECEMBER 31,
                                            -------------------------------------------------------
                                                                                     2005
                                                                          -------------------------
                                                       2006
                                            -------------------------
                                             SECONDARY       PAID UP       SECONDARY       PAID UP
                                            GUARANTEES     GUARANTEES     GUARANTEES     GUARANTEES
                                            ----------     ----------     ----------     ----------
                                                                 (IN MILLIONS)


UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (general and separate
  account)................................   $   6,094      $   1,770      $   5,413      $   1,680
Net amount at risk(2).....................   $ 101,431(3)   $  14,500(3)   $  98,907(3)   $  15,633(3)
Average attained age of policyholders.....    46 years       53 years       45 years       52 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:


                                                                   UNIVERSAL AND VARIABLE
                                        ANNUITY CONTRACTS              LIFE CONTRACTS
                                 ------------------------------   -----------------------
                                                    GUARANTEED
                                   GUARANTEED     ANNUITIZATION    SECONDARY     PAID UP
                                 DEATH BENEFITS      BENEFITS     GUARANTEES   GUARANTEES   TOTAL
                                 --------------   -------------   ----------   ----------   -----
                                                           (IN MILLIONS)


Balance at January 1, 2004.....        $ 8             $16            $ 6          $ 6       $ 36
Incurred guaranteed benefits...          4              (9)             4            1         --
Paid guaranteed benefits.......         (6)             --             (4)          --        (10)
                                       ---             ---            ---          ---       ----
Balance at December 31, 2004...          6               7              6            7         26
Incurred guaranteed benefits...          4              --              3            3         10
Paid guaranteed benefits.......         (2)             --             (1)          --         (3)
                                       ---             ---            ---          ---       ----
Balance at December 31, 2005...          8               7              8           10         33
Incurred guaranteed benefits...          1              --              1           (1)         1
Paid guaranteed benefits.......         (3)             --             --           --         (3)
                                       ---             ---            ---          ---       ----
Balance at December 31, 2006...        $ 6             $ 7            $ 9          $ 9       $ 31
                                       ===             ===            ===          ===       ====



     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:


                                                             DECEMBER 31,
                                                          -----------------
                                                            2006      2005
                                                          -------   -------
                                                            (IN MILLIONS)


Mutual Fund Groupings
  Equity................................................  $23,510   $21,143
  Bond..................................................    2,757     2,606
  Balanced..............................................    1,125     1,074
  Money Market..........................................      220       206
  Specialty.............................................      522       229
                                                          -------   -------
     Total..............................................  $28,134   $25,258
                                                          =======   =======



8.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various franchises. This practice was initiated by the different franchises for different products starting at various points in time between 1992 and 2000. During 2005, the Company changed its retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes through its various franchises and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $25 million per life on single life individual policies and $30 million per life on survivorship individual policies and reinsure 100% of amounts in

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. In addition, the Company reinsures a significant portion of the mortality risk on its individual universal life policies issued since 1983. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company had also protected itself through the purchase of combination risk coverage. This reinsurance coverage pooled risks from several lines of business and included individual and group life claims in excess of $2 million per policy. This combination risk coverage was commuted during 2005.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     In the Reinsurance Segment, Reinsurance Group of America, Incorporated ("RGA") retains a maximum of $6 million of coverage per individual life with respect to its assumed reinsurance business.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Direct premiums..................................  $16,960   $16,466   $15,347
Reinsurance assumed..............................    5,569     5,046     4,348
Reinsurance ceded................................   (2,245)   (2,256)   (2,258)
                                                   -------   -------   -------
Net premiums.....................................  $20,284   $19,256   $17,437
                                                   =======   =======   =======
Reinsurance recoverables netted against
  policyholder benefits and claims...............  $ 1,552   $ 1,495   $ 1,626
                                                   =======   =======   =======



     Reinsurance recoverables, included in premiums and other receivables, were $5.2 billion and $3.8 billion at December 31, 2006 and 2005, respectively, including $1.2 billion and $1.3 billion, respectively, relating to reinsurance of long-term GICs and structured settlement lump sum contracts accounted for as a financing transaction, and $1.4 billion at December 31, 2006, relating to the reinsurance of investment-type contracts held by small market defined contribution plans. Reinsurance and ceded commissions payables, included in other liabilities, were $202 million and $263 million at December 31, 2006 and 2005, respectively.

     Included in premiums and other receivables are reinsurance due from Exeter Reassurance Company, Ltd., Texas Life Insurance Company ("TLIC''), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company ("MLI USA"), and MetLife Investors Insurance Company, all of which are related parties, of $1.7 billion and $1.4 billion at December 31, 2006 and 2005, respectively.

     Included in future policy benefits, other policyholder funds, policyholder account balances, and other liabilities are reinsurance liabilities assumed from TLIC, MTL, First MetLife Investors Group, Inc., MetLife Investors Insurance Company, Exeter Reassurance Company, Ltd., MLI USA, and MICC related parties of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$422 million, $278 million, $361 million and $4.5 billion at December 31, 2006. Included in future policy benefits, other policyholder funds, policyholder account balances, and other liabilities are reinsurance liabilities assumed from MTL, First MetLife Investors Insurance Company, MetLife Investors Insurance Company, MLI USA, MICC, Exeter Reassurance Company, Ltd. and TLIC, all of which are related parties, of $1.2 billion, $268 million, $389 million and $3.1 billion at December 31, 2005.

     On December 1, 2006, TLIC, an affiliate of the Company recaptured business previously ceded under a 2002 reinsurance treaty with the Company. The agreement required the Company to assume, on a co-insurance basis, certain structured settlement business from TLIC. The Company will transfer cash in the amount of $984 million, which represents the fair value of the returned future policy benefits. As a result of this transaction, the Company recognized an expense of $184 million.

     Effective January 1, 2005, a subsidiary of the Company, General American Life Insurance Company ("General American") entered into a reinsurance agreement to cede an in force block of business to MLI USA, an affiliate. This agreement covered certain term and universal life policies issued by General American on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, General American transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in-force as of December 31, 2004. As a result of the transfer of assets, General American recognized a realized gain of $19 million, net of income taxes. General American also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005. For the policies issued on or after January 1, 2005, General American ceded premiums and related fees of $119 million and $192 million, respectively, and ceded benefits and related costs of $98 million and $143 million, respectively, for the years ended December 31, 2006 and 2005. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2006 and 2005 were $1.0 billion and $932 million, respectively.

     For the years ended December 31, 2006, 2005 and 2004, reinsurance ceded and assumed include affiliated transactions of $508 million, $529 million and $466 million, respectively.

     For the years ended December 31, 2006 and 2005, premiums, policyholder benefits and claims, and commission expenses include assumed related party transactions of $42 million, $86 million and $30 million, and $37 million, $108 million and $137 million, respectively.

9.  CLOSED BLOCK

     On April 7, 2000 (the "Demutualization Date"), Metropolitan Life converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block is as follows:


                                                             DECEMBER 31,
                                                          -----------------
                                                            2006      2005
                                                          -------   -------
                                                            (IN MILLIONS)


CLOSED BLOCK LIABILITIES
Future policy benefits..................................  $43,089   $42,759
Other policyholder funds................................      282       257
Policyholder dividends payable..........................      701       693
Policyholder dividend obligation........................    1,063     1,607
Payables for collateral under securities loaned and
  other transactions....................................    6,483     4,289
Other liabilities.......................................      192       200
                                                          -------   -------
     Total closed block liabilities.....................   51,810    49,805
                                                          -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $30,286 and $27,892,
     respectively)......................................   31,255    29,270
  Trading securities, at fair value (cost: $0 and $3,
     respectively)......................................       --         3
  Equity securities available-for-sale, at fair value
     (cost: $1,184 and  $1,180, respectively)...........    1,484     1,341
  Mortgage loans on real estate.........................    7,848     7,790
  Policy loans..........................................    4,212     4,148
  Real estate and real estate joint ventures held-for-
     investment.........................................      242       227
  Short-term investments................................       62        41
  Other invested assets.................................      644       250
                                                          -------   -------
     Total investments..................................   45,747    43,070
Cash and cash equivalents...............................      255       512
Accrued investment income...............................      517       506
Deferred income tax assets..............................      754       902
Premiums and other receivables..........................      156       270
                                                          -------   -------
     Total assets designated to the closed block........   47,429    45,260
                                                          -------   -------
Excess of closed block liabilities over assets
  designated to the closed block........................    4,381     4,545
                                                          -------   -------
Amounts included in accumulated other comprehensive
  income (loss):
  Unrealized investment gains (losses), net of deferred
     income tax of  $457 and $554, respectively.........      812       985
  Unrealized gains (losses) on derivative instruments,
     net of deferred income tax of ($18) and ($17),
     respectively.......................................      (32)      (31)
  Allocated to policyholder dividend obligation, net of
     deferred income  tax benefit of ($381) and ($538),
     respectively.......................................     (681)     (954)
                                                          -------   -------
     Total amounts included in accumulated other
       comprehensive  income (loss).....................       99        --
                                                          -------   -------
Maximum future earnings to be recognized from closed
  block assets  and liabilities.........................  $ 4,480   $ 4,545
                                                          =======   =======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block policyholder dividend obligation is as follows:


                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2006     2005     2004
                                                      ------   ------   ------
                                                            (IN MILLIONS)


Balance at January 1,...............................  $1,607   $2,243   $2,130
Impact on revenues, net of expenses and income tax..    (114)      (9)     124
Change in unrealized investment and derivative gains
  (losses)..........................................    (430)    (627)     (11)
                                                      ------   ------   ------
Balance at December 31,.............................  $1,063   $1,607   $2,243
                                                      ======   ======   ======



     Information regarding the closed block revenues and expenses is as follows:


                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2006     2005     2004
                                                      ------   ------   ------
                                                            (IN MILLIONS)


REVENUES
Premiums............................................  $2,959   $3,062   $3,156
Net investment income and other revenues............   2,355    2,382    2,504
Net investment gains (losses).......................    (130)      10      (19)
                                                      ------   ------   ------
  Total revenues....................................   5,184    5,454    5,641
                                                      ------   ------   ------
EXPENSES
Policyholder benefits and claims....................   3,474    3,478    3,480
Policyholder dividends..............................   1,479    1,465    1,458
Change in policyholder dividend obligation..........    (114)      (9)     124
Other expenses......................................     247      263      275
                                                      ------   ------   ------
  Total expenses....................................   5,086    5,197    5,337
                                                      ------   ------   ------
Revenues, net of expenses before income tax.........      98      257      304
Income tax..........................................      34       90      109
                                                      ------   ------   ------
Revenues, net of expenses and income tax from
  continuing operations.............................      64      167      195
Revenues, net of expenses and income tax from
  discontinued operations...........................       1       --       --
                                                      ------   ------   ------
Revenues, net of expenses and income taxes and
  discontinued operations...........................  $   65   $  167   $  195
                                                      ======   ======   ======



     The change in the maximum future earnings of the closed block is as follows:


                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2006     2005     2004
                                                      ------   ------   ------
                                                            (IN MILLIONS)


Balance at December 31, ............................  $4,480   $4,545   $4,712
Balance at January 1, ..............................   4,545    4,712    4,907
                                                      ------   ------   ------
Change during year..................................  $  (65)  $ (167)  $ (195)
                                                      ======   ======   ======



     Metropolitan Life charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

provided in the Plan. Metropolitan Life also charges the closed block for expenses of maintaining the policies included in the closed block.

10.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:


                                      INTEREST RATES
                                  ----------------------                 DECEMBER 31,
                                                WEIGHTED               ---------------
                                     RANGE       AVERAGE    MATURITY    2006     2005
                                  -----------   --------   ---------   ------   ------
                                                                        (IN MILLIONS)


Senior notes....................  6.19%-6.75%     6.30%    2011-2036   $1,050   $  300
Surplus notes -- affiliated.....     5.00%        5.00%       2007        800      800
Surplus notes...................  7.63%-7.88%     7.76%    2015-2025      697      696
Capital notes -- affiliated.....     7.13%        7.13%    2032-2033      500      500
Fixed rate notes................  5.76%-6.47%     5.95%    2007-2011      107      102
Other notes with varying
  interest rates................  4.45%-4.50%     4.47%    2010-2012        3       93
Capital lease obligations.......                                           62       71
                                                                       ------   ------
Total long-term debt............                                        3,219    2,562
Total short-term debt...........                                          833      453
                                                                       ------   ------
  Total.........................                                       $4,052   $3,015
                                                                       ======   ======



     The aggregate maturities of long-term debt as of December 31, 2006 for the next five years are $840 million in 2007, $12 million in 2008, $13 million in 2009, $52 million in 2010, $229 million in 2011 and $2,073 million thereafter.

     Collateralized debt, which consists of capital lease obligations, ranks highest in priority, followed by unsecured senior debt which consists of senior notes, fixed rate notes and other notes with varying interest rates, followed by subordinated debt which consists of junior subordinated debentures. Payments of interest and principal on the Company's surplus notes, may be made only with the prior approval of the insurance department of the state of domicile.

  SENIOR NOTES

     RGA repaid a $100 million 7.25% senior note which matured on April 1, 2006.

     On June 28, 2006, Timberlake Financial L.L.C., ("Timberlake"), a subsidiary of RGA, completed an offering of $850 million of Series A Floating Rate Insured Notes due June 2036, which is included in the Company's long-term debt. Interest on the notes will accrue at an annual rate of 1-month LIBOR plus a base margin, payable monthly. The notes represent senior, secured indebtedness of Timberlake Financial, L.L.C. with no recourse to RGA or its other subsidiaries. Up to $150 million of additional notes may be offered in the future. The proceeds of the offering provide long-term collateral to support Regulation XXX statutory reserves on 1.5 million term life insurance policies with guaranteed level premium periods reinsured by RGA Reinsurance Company, a U.S. subsidiary of RGA. Issuance costs associated with the offering of the notes of $13 million have been capitalized, are included in other assets, and will be amortized using the effective interest method over the period from the issuance date of the notes until their maturity.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SURPLUS NOTES

     Metropolitan Life repaid a $250 million, 7% surplus note which matured on November 1, 2005. On December 22, 2005, the Company issued an $800 million, 5% surplus note to the Holding Company which matures on December 31, 2007.

  SHORT-TERM DEBT

     During the years ended December 31, 2006 and 2005, the Company's short-term debt consisted of commercial paper with a weighted average interest rate of 5.1% and 3.3%, respectively. The average daily balance of commercial paper outstanding was $768 million and $944 million during the years ended December 31, 2006 and 2005, respectively. The commercial paper was outstanding for an average of 53 days and 47 days during the years ended December 31, 2006 and 2005, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $244 million, $187 million and $201 million for the years ended December 31, 2006, 2005 and 2004, respectively, and does not include interest expense on junior subordinated debt securities. See Note 11.

  CREDIT FACILITIES AND LETTERS OF CREDIT

     Credit Facilities. The Company maintains committed and unsecured credit facilities aggregating $3.7 billion as of December 31, 2006. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements. The facilities can be used for general corporate purposes and at December 31, 2006, $3.0 billion of the facilities also served as back-up lines of credit for the Company's commercial paper programs. Information on these facilities as of December 31, 2006 is as follows:


                                                               COMPANY    METLIFE, INC.
                                                             LETTERS OF     LETTERS OF
                                                               CREDIT         CREDIT                     UNUSED
BORROWER(S)                        EXPIRATION     CAPACITY    ISSUANCES     ISSUANCES     DRAWDOWNS   COMMITMENTS
-------------------------------    ----------     --------   ----------   -------------   ---------   -----------
                                                                           (IN MILLIONS)


MetLife, Inc. and MetLife
  Funding, Inc. ...............    April 2009      $1,500(1)    $138           $349          $ --        $1,013
MetLife, Inc. and MetLife
  Funding, Inc. ...............    April 2010       1,500(1)      --            483            --         1,017
Reinsurance Group of America,
  Incorporated.................     May 2007           29         --             --            29            --
Reinsurance Group of America,
  Incorporated.................  September 2010       600        315             --            50           235
Reinsurance Group of America,
  Incorporated.................    March 2011          39         --             --            28            11
                                                   ------       ----           ----          ----        ------
  Total........................                    $3,668       $453           $832          $107        $2,276
                                                   ======       ====           ====          ====        ======



--------

   (1) These facilities serve as back up lines of credit for the Company's commercial paper programs.

     Letters of Credit. At December 31, 2006, the Company had outstanding $637 million in letters of credit from various banks, of which $453 million were part of committed credit facilities. Since commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

11.  JUNIOR SUBORDINATED DEBENTURES

     On December 8, 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% up to but not including the scheduled redemption date. The securities may be redeemed (i) in whole or in part, at any time on or after December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption, or (ii) in whole or in part, prior to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption or, if greater, a make-whole price. In the event the junior subordinated debentures are not redeemed on or before the scheduled redemption date of December 15, 2015, interest on these junior subordinated debentures will accrue at an annual rate of three-month LIBOR plus a margin equal to 2.665%, payable quarterly in arrears. The final maturity of the debentures is December 15, 2065. RGA has the right to, and in certain circumstances the requirement to, defer interest payments on the debentures for a period up to ten years. Interest compounds during periods of deferral. Issuance costs associated with the offering of the junior subordinated debentures of $6 million have been capitalized, are included in other assets, and will be amortized using the effective interest method over the period from the issuance date of the junior subordinated debentures until their scheduled redemption.

     Interest expense on the junior subordinated debentures was $27 million and $2 million for the years ended December 31, 2006 and 2005, respectively.

12. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $119 million, net of unamortized discounts of $6 million at both December 31, 2006 and 2005. Interest expense on these instruments is included in other expenses and was $11 million for each of the years ended December 31, 2006, 2005 and 2004.

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of: (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50.

     The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million, net of unamortized discounts of $66 million at both December 31, 2006 and 2005.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  INCOME TAX

     The provision for income tax from continuing operations is as follows:


                                                        YEARS ENDED DECEMBER
                                                                 31,
                                                        --------------------
                                                        2006    2005    2004
                                                        ----   ------   ----
                                                            (IN MILLIONS)


Current:
  Federal.............................................  $496   $  833   $812
  State and local.....................................     5       64     45
  Foreign.............................................    20       21      5
                                                        ----   ------   ----
  Subtotal............................................   521      918    862
                                                        ----   ------   ----
Deferred:
  Federal.............................................  $100   $  169   $ 13
  State and local.....................................    19       11     (7)
  Foreign.............................................    --       --     --
                                                        ----   ------   ----
  Subtotal............................................   119      180      6
                                                        ----   ------   ----
Provision for income tax..............................  $640   $1,098   $868
                                                        ====   ======   ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:


                                                        YEARS ENDED DECEMBER
                                                                31,
                                                      -----------------------
                                                       2006    2005     2004
                                                      -----   ------   ------
                                                           (IN MILLIONS)


Tax provision at U.S. statutory rate................  $ 864   $1,234   $1,076
Tax effect of:
  Tax-exempt investment income......................   (167)     (84)     (69)
  State and local income tax........................     19       33       17
  Prior year tax....................................    (26)     (20)    (104)
  Foreign operations, net of foreign income tax.....    (23)     (25)     (25)
  Other, net........................................    (27)     (40)     (27)
                                                      -----   ------   ------
Provision for income tax............................  $ 640   $1,098   $  868
                                                      =====   ======   ======



     The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. In 2004, the Company recorded an adjustment of $91 million for the settlement of all federal income tax issues relating to the IRS's audit of the Company's tax returns for the years 1997-1999. Such settlement is reflected in the current year tax expense as an adjustment to prior year tax. The Company also received $22 million in interest on such settlements and incurred an $8 million tax expense on such settlement for a total impact to net income of $105 million. The current IRS examination covers the years 2000-2002 and the Company expects it to be completed in 2007. The Company regularly assesses the likelihood of additional assessments in each taxing jurisdiction resulting from current and subsequent years' examinations. Liabilities for income tax have been established for future income tax assessments when it is probable there will be future assessments and the amount thereof can be reasonably estimated. Once established, liabilities for uncertain tax positions are adjusted only when there is more information available or when an event occurs necessitating a change to the liabilities. The Company believes that the resolution of income tax matters for open

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

years will not have a material effect on its consolidated financial statements although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:


                                                              DECEMBER 31,
                                                            ---------------
                                                             2006     2005
                                                            ------   ------
                                                             (IN MILLIONS)


Deferred income tax assets:
  Policyholder liabilities and receivables................  $2,122   $2,477
  Net operating loss carryforwards........................     788      574
  Employee benefits.......................................     440       23
  Capital loss carryforwards..............................      --       59
  Tax credit carryforwards................................      --      100
  Litigation-related......................................      62       62
  Other...................................................      32       42
                                                            ------   ------
                                                             3,444    3,337
  Less: Valuation allowance...............................      11        9
                                                            ------   ------
                                                             3,433    3,328
                                                            ------   ------
Deferred income tax liabilities:
  Investments.............................................   1,475    1,802
  DAC.....................................................   3,441    3,134
  Net unrealized investment gains.........................     968    1,029
  Other...................................................       2       92
                                                            ------   ------
                                                             5,886    6,057
                                                            ------   ------
Net deferred income tax liability.........................  $2,453   $2,729
                                                            ======   ======



     Domestic net operating loss carryforwards amount to $2.2 billion at December 31, 2006 and will expire beginning in 2016. Foreign net operating loss carryforwards amount to $50 million at December 31, 2006 and were generated in various foreign countries with expiration periods of five years to infinity.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2006, the Company recorded $2 million of additional deferred income tax valuation allowance related to certain foreign net operating loss carryforwards.

14.  CONTINGENCIES, COMMITMENTS, AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and yearly basis, the Company reviews relevant information with respect to liabilities for litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2006.

  Demutualization Actions

     Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization, as amended and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the Plan. These actions discussed below named as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the Superintendent and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Metropolitan Life, the Holding Company, and the individual directors believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

     Fiala, et al. v. Metropolitan Life Ins. Co., et al. (Sup. Ct., N.Y. County, filed March 17, 2000). Another putative class action filed in New York State court in Kings County has been consolidated with this action. The plaintiffs in the consolidated state court class actions seek compensatory relief and punitive damages. In 2003, the trial court granted the defendants' motions to dismiss these two putative class actions. In 2004, the appellate court modified the trial court's order by reinstating certain claims against Metropolitan Life, the Holding Company and the individual directors. Plaintiffs in these actions have filed a consolidated amended complaint. On January 30, 2007, the trial court signed an order certifying a litigation class for plaintiffs' claim that defendants violated section 7312 of the New York Insurance Law, but denying plaintiffs' motion to certify a litigation class with respect to a common law fraud claim. The January 30, 2007 order implemented the trial court's May 2, 2006 memorandum deciding plaintiffs' class certification motion. Defendants have filed a notice of appeal from this decision.

     Meloy, et al. v. Superintendent of Ins., et al. ( Sup. Ct., N.Y. County, filed April 14, 2000). Five persons brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the Superintendent who approved the Plan. In this proceeding, petitioners sought to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the Plan. On

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


November 10, 2005, the trial court granted respondents' motions to dismiss this proceeding. On March 15, 2007, the appellate court dismissed petitioners' appeal.

     In re MetLife Demutualization Litig. (E.D.N.Y., filed April 18, 2000). In this class action against Metropolitan Life and the Holding Company, plaintiffs served a second consolidated amended complaint in 2004. Plaintiffs assert violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in connection with the Plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. They seek rescission and compensatory damages. On June 22, 2004, the court denied the defendants' motion to dismiss the claim of violation of the Securities Exchange Act of 1934. The court had previously denied defendants' motion to dismiss the claim for violation of the Securities Act of 1933. In 2004, the court reaffirmed its earlier decision denying defendants' motion for summary judgment as premature. On July 19, 2005, this federal trial court certified this lawsuit as a class action against Metropolitan Life and the Holding Company.

     Fotia, et al. v. MetLife, Inc., et al. (Ont. Super. Ct., filed April 3,
2001). This lawsuit was filed in Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief.

  Asbestos-Related Claims

     Metropolitan Life is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury, and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life. Metropolitan Life employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling litigation under appropriate circumstances.

     Claims asserted against Metropolitan Life have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life;
(iii) Metropolitan Life's conduct was not the cause of the plaintiffs' injuries;
(iv) that plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. Since 2002, trial courts in California, Utah, Georgia, New York, Texas, and Ohio have granted motions dismissing claims against Metropolitan Life. Some courts have denied Metropolitan Life's motions to dismiss. There can be no assurance that Metropolitan Life will receive favorable decisions on motions in the future. While most cases brought to date

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


have settled, Metropolitan Life intends to continue to defend aggressively against claims based on asbestos exposure.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims during those years are set forth in the following table:


                                                    AT OR FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                  -----------------------------
                                                    2006      2005       2004
                                                  -------   --------   --------
                                                   (IN MILLIONS, EXCEPT NUMBER
                                                            OF CLAIMS)


Asbestos personal injury claims at year end
  (approximate).................................   87,070    100,250    108,000
Number of new claims during the year
  (approximate).................................    7,870     18,500     23,900
Settlement payments during the year(1)..........  $  35.5   $   74.3   $   85.5


--------

   (1) Settlement payments represent payments made by Metropolitan Life during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     In 2003, Metropolitan Life received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life's recorded asbestos liability is based on Metropolitan Life's estimation of the following elements, as informed by the facts presently known to it, its understanding of current law, and its past experiences: (i) the reasonably probable and estimable liability for asbestos claims already asserted against Metropolitan Life including claims settled but not yet paid; (ii) the reasonably probable and estimable liability for asbestos claims not yet asserted against Metropolitan Life, but which Metropolitan Life believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life's analysis of the adequacy of its liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life regularly re-evaluates its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants, and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Metropolitan Life regularly re-evaluates its exposure from asbestos litigation and has updated its liability analysis for asbestos-related claims through December 31, 2006.

     The ability of Metropolitan Life to estimate its ultimate asbestos exposure is subject to considerable uncertainty and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be reasonably probable and estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

     During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1.5 billion, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

     Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to Metropolitan Life at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in each of 2003, 2004, 2005 and 2006 for the amounts paid with respect to asbestos litigation in excess of the retention. As the performance of the indices impacts the return in the reference fund, it is possible that loss reimbursements to the Company and the recoverable amount with respect to later periods may be less than the amount of the recorded losses. Foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. If at some point in the future, the Company believes the liability for probable and reasonably estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies. The foregone loss reimbursements were approximately $8.3 million with respect to 2002 claims, $15.5 million with respect to 2003 claims, $15.1 million with respect to 2004 claims, $12.7 million with respect to 2005 claims, and estimated to be approximately $5.0 million with respect to 2006 claims and are estimated, as of December 31, 2006, to be approximately $72.2 million in the aggregate, including future years.

  Sales Practices Claims

     Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual"), New England Life Insurance Company ("NELICO") and General American Life Insurance Company ("General American"), have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. In addition, claims have been brought relating to the sale of mutual funds and other products.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As of December 31, 2006, there were approximately 280 sales practices litigation matters pending against Metropolitan Life; approximately 41 sales practices litigation matters pending against New England Mutual, New England Life Insurance Company, and New England Securities Corporation (collectively, "New England"); and approximately 37 sales practices litigation matters pending against General American. Metropolitan Life, New England, and General American, continue to vigorously defend against the claims in these matters. Some sales practices claims have been resolved through settlement, others have been won by dispositive motions or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, mutual funds and other products may be commenced in the future.

     Two putative class action lawsuits involving sales practices claims were filed against Metropolitan Life in Canada. In Jacynthe Evoy-Larouche v. Metropolitan Life Ins. Co. (Que. Super. Ct., filed March 1998), plaintiff alleges misrepresentations regarding dividends and future payments for life insurance policies and seeks unspecified damages. In Ace Quan v. Metropolitan Life Ins. Co. (Ont. Gen. Div., filed April 1997), plaintiff alleges breach of contract and negligent misrepresentations relating to, among other things, life insurance premium payments and seeks damages, including punitive damages. By agreement of the parties, Metropolitan Life has not yet filed a response in this action.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England's, or General American's sales of individual life insurance policies or annuities or other products. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life, New England, and General American.

  Regulatory Matters and Related Litigation

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under the SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In December 2006, Metropolitan Life resolved a previously disclosed investigation by the Office of the Attorney General of the State of New York related to payments to intermediaries in the marketing and sale of group life and disability, group long-term care and group accidental death and dismemberment insurance and related matters. In the settlement, Metropolitan Life did not admit liability as to any issue of fact or law. Among other things, Metropolitan Life has agreed to certain business reforms relating to compensation of producers of group insurance, compensation disclosures to group insurance clients and the adoption of related standards of conduct, some of which it had implemented following the commencement of the investigation. Metropolitan Life has paid a fine and has made a payment to a restitution fund. It is the opinion of management that

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Metropolitan Life's resolution of this matter will not adversely affect its business. The Holding Company and/or subsidiaries have received subpoenas and/or other discovery requests from regulators, state attorneys general or other governmental authorities in other states, including Connecticut, Massachusetts, California, Florida and Ohio seeking, among other things, information and documents regarding contingent commission payments to brokers, the Holding Company's and/or subsidiaries' awareness of any "sham" bids for business, bids and quotes that the Holding Company and/or subsidiaries submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. The Holding Company and/or subsidiaries also have received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker, Universal Life Resources. The Holding Company and/or subsidiaries continue to cooperate fully with these inquiries and are responding to the subpoenas and other discovery requests.

     Approximately sixteen broker-related lawsuits in which the Holding Company and/or subsidiaries were named as a defendant were filed. Voluntary dismissals and consolidations have reduced the number of pending actions to two:

     The People of the State of California, by and through John Garamendi, Ins. Commissioner of the State of California v. MetLife, Inc., et al. (Cal. Super. Ct., County of San Diego, filed November 18, 2004). The California Insurance Commissioner filed suit against Metropolitan Life and other non-affiliated companies alleging that the defendants violated certain provisions of the California Insurance Code. This action seeks injunctive relief relating to compensation disclosures.

     In Re Ins. Brokerage Antitrust Litig. (D. N.J., filed in February 24,
2005). In this multi-district proceeding, plaintiffs have filed an amended class action complaint consolidating the claims from separate actions that had been filed in or transferred to the District of New Jersey in 2004 and 2005. The consolidated amended complaint alleges that the Holding Company, Metropolitan Life, several non-affiliated insurance companies and several insurance brokers violated RICO, ERISA, and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. Plaintiffs seek to represent classes of employers that established employee benefit plans and persons who participated in such employee benefit plans. A motion for class certification has been filed. A motion to dismiss has not been fully decided. Plaintiffs in several other actions have voluntarily dismissed their claims. The Holding Company and/or subsidiaries are vigorously defending against the claims in these matters.

     In February 2006, the Company learned that the SEC commenced a formal investigation of New England Securities ("NES") in connection with the suitability of its sales of variable universal life insurance policies. The Company believes that others in the insurance industry are the subject of similar investigations by the SEC. NES is cooperating fully with the SEC.

  Other Litigation

     Roberts, et al. v. Tishman Speyer Properties, et al. (Sup. Ct., N.Y. County, filed January 22, 2007). This lawsuit was filed by a putative class of "market rate" tenants at Stuyvesant Town and Peter Cooper Village against parties including Metropolitan Tower Life Insurance Company and Metropolitan Insurance and Annuity Company. Metropolitan Life was initially a named defendant but the action has been discontinued as to Metropolitan Life since it did not own the properties during the time period in question. This group of tenants claims that the MetLife entities, and since the sale of the properties, Tishman Speyer as current owner, improperly charged market rents when only lower regulated rents were permitted. The allegations are based on the impact of so-called J-51 tax abatements. The lawsuit seeks declaratory relief and damages. A second purported class action, originally titled Carroll v. Tishman Speyer Properties, et. al (Sup. Ct., N.Y. County, filed February 14, 2007), was filed against the same defendants alleging similar claims as in the Roberts case, and in addition includes a claim of unjust enrichment and purported violation of New York General Business Law

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Section 349. The Carroll action was consolidated into the Roberts action, and the MetLife entities are vigorously defending against these claims.

     Brubaker, et al. v. Metropolitan Life Ins. Co., et al. (D.C. Cir, filed October 20, 2000). Plaintiffs, in this putative class action lawsuit, allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and not available to individuals like these plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases. In September 2005, Metropolitan Life's motion for summary judgment was granted. Plaintiffs' motion for reconsideration was denied. Plaintiffs appealed to the United States Court of Appeals for the District of Columbia Circuit. The court heard oral argument on March 15, 2007.

     The American Dental Association, et al. v. MetLife Inc., et al. (S.D. Fla., filed May 19, 2003). The American Dental Association and three individual providers have sued the Holding Company, Metropolitan Life, and other non-affiliated insurance companies in a putative class action lawsuit. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. The district court has granted in part and denied in part Metropolitan Life's and the Holding Company's motion to dismiss. Metropolitan Life and the Holding Company have filed another motion to dismiss. The court has issued a tag-along order, related to a medical managed care trial, which stays the lawsuit indefinitely.

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life, MetLife Securities, Inc. and MetLife Investment Advisors Company, LLC. Plaintiff asserts legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products (as opposed to non-proprietary products) by the Company's agency distribution group. Plaintiff seeks rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. The Company intends to vigorously defend against the claims in this matter.

     Metropolitan Life also has been named as a defendant in a number of silicosis, welding and mixed dust cases in various states. The Company intends to vigorously defend against the claims in these matters.

  Summary

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:


                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2006   2005
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)


Other Assets:
  Premium tax offset for future undiscounted assessments.....   $28    $28
  Premium tax offsets currently available for paid
     assessments.............................................     5      6
                                                                ---    ---
                                                                $33    $34
                                                                ===    ===
Liability:
  Insolvency assessments.....................................   $49    $48
                                                                ===    ===



     Assessments levied against the Company were $1 million for both the years ended December 31, 2006 and 2005. For the year ended December 31, 2004, the assessment was $1 million less a refund of $2 million related to prior years assessments.

  IMPACT OF HURRICANES

     On August 29, 2005, Hurricane Katrina made landfall in the states of Louisiana, Mississippi and Alabama, causing catastrophic damage to these coastal regions. The Company's cumulative gross losses were $21 million at December 31, 2005. During the year ended December 31, 2005, the Company recognized total net losses, related to the catastrophe of $14 million, net of income tax and reinsurance recoverables and including reinstatement premiums and other reinsurance-related premium adjustments. There were no additional losses recognized for the year ended December 31, 2006.

     Additional hurricane-related losses may be recorded in future periods as claims are received from insureds and claims to reinsurers are processed. Reinsurance recoveries are dependent upon the continued creditworthiness of the reinsurers, which may be affected by their other reinsured losses in connection with Hurricanes Katrina and otherwise. In addition, lawsuits, including purported class actions, have been filed in Louisiana, Mississippi and Alabama challenging denial of claims for damages caused to property during Hurricane Katrina. The Company is a named party in some of these lawsuits. In addition, rulings in cases in which the Company is not a party may affect interpretation of its policies. The Company intends to vigorously defend these matters. However, any adverse rulings could result in an increase in the Company's hurricane-related claim exposure and losses. Based on information known by management, it does not believe that additional claim losses resulting from Hurricane Katrina will have a material adverse impact on the Company's consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:


                                                                           GROSS
                                                     RENTAL   SUBLEASE    RENTAL
                                                     INCOME    INCOME    PAYMENTS
                                                     ------   --------   --------
                                                             (IN MILLIONS)


2007...............................................   $326       $20      $  177
2008...............................................   $276       $18      $  148
2009...............................................   $224       $10      $  158
2010...............................................   $184       $ 5      $  149
2011...............................................   $155       $ 5      $  124
Thereafter.........................................   $564       $10      $1,180


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.4 billion and $2.0 billion at December 31, 2006 and 2005, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.3 billion and $2.6 billion at December 31, 2006 and 2005, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES AND BRIDGE LOANS

     The Company commits to lend funds under bank credit facilities and bridge loans. The amounts of these unfunded commitments were $1.7 billion and $323 million at December 31, 2006 and 2005, respectively.

  OTHER COMMITMENTS

     Metropolitan Life is a member of the Federal Home Loan Bank of New York (the "FHLB of NY") and holds $136 million of common stock of the FHLB of NY, which is included in equity securities on the Company's consolidated balance sheet. Metropolitan Life had no funding agreements with the FHLB of NY at December 31, 2006 or 2005.

     On December 12, 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and purchased the shares in the open market over the subsequent few months to return to the lenders. RGA would either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February 2006, the final purchase price was determined, resulting in a cash settlement

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of the treasury stock. At December 31, 2006, the Company's ownership was approximately 53% of RGA.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.5 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2006, the Company did not record any additional liabilities for indemnities, guarantees and commitments. In the fourth quarter of 2006, the Company eliminated $4 million of a liability that was previously recorded with respect to indemnities provided in connection with a certain disposition. The Company had no liability for indemnities, guarantees and commitments at December 31, 2006. The Company's recorded liabilities at December 31, 2005 for indemnities, guarantees and commitments were $4 million.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations requiring payment of principal due in exchange for the referenced credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $342 million at December 31, 2006. The credit default swaps expire at various times during the next ten years.

15.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates have no legal obligation for benefits under the pension plans; however, participating affiliates are allocated a proportionate share of net expense related to the plans. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. As of December 31, 2006, virtually all of the plans' benefit obligations have been calculated using the traditional formula. The non-qualified pension plans provide supplemental benefits, in excess of amounts permitted by governmental agencies, to certain executive level employees. The Company's proportionate share of net pension expense related to the pension plans was $161 million or 90% for the year ended December 31, 2006.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. The other postretirement plans cover eligible employees of the sponsor and its participating affiliates who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company or its participating affiliates, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates have no legal obligation for benefits under these other postretirement plans; however, participating affiliates are allocated a proportionate share of net expense related to the postretirement plan. The Company's proportionate share of net expense related to the postretirement plan was $49 million or 86% for the year ended December 31, 2006. Other postretirement plans are sponsored and administered by subsidiaries of the Company.

     As described more fully in Note 1, effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $78 million, and the intangible asset was $12 million, at December 31, 2005. The excess of the additional minimum pension liability over the intangible asset of $66 million, $41 million, net of income tax, was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $92 million. The additional minimum pension liability of $59 million, net of income tax of $33 million, was recorded as a reduction of accumulated other comprehensive income. The change in the additional minimum pension liability of $18 million, net of income tax, was reflected as a component of comprehensive income for the year ended December 31, 2006. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


cost at the date of adoption. The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:


                                                               DECEMBER 31, 2006
                                             ----------------------------------------------------
                                                             MINIMUM
                                                 PRE         PENSION    ADOPTION OF       POST
                                               SFAS 158     LIABILITY     SFAS 158      SFAS 158
BALANCE SHEET CAPTION                        ADJUSTMENTS   ADJUSTMENT   ADJUSTMENTS   ADJUSTMENTS
---------------------                        -----------   ----------   -----------   -----------
                                                                 (IN MILLIONS)


Other assets: Prepaid pension benefit
  cost.....................................     $1,878        $ --        $  (999)      $   879
Other assets: Intangible asset.............     $   12         (12)            --       $    --
Other liabilities: Accrued pension benefit
  cost.....................................     $ (482)        (14)           (79)      $  (575)
Other liabilities: Accrued postretirement
  benefit cost.............................     $ (696)         --           (100)      $  (796)
                                                              ----        -------
Accumulated other comprehensive income
  (loss), before income tax:
Defined benefit plans......................     $  (66)        (26)        (1,178)      $(1,270)
Minority interest..........................                     --              8
Deferred income tax........................                      8            421
                                                              ----        -------
Accumulated other comprehensive income
  (loss),  net of income tax:
Defined benefit plans......................     $  (41)       $(18)       $  (749)      $  (808)
                                                              ====        =======



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS


                                                             DECEMBER 31,
                                                  ----------------------------------
                                                                          OTHER
                                                      PENSION        POSTRETIREMENT
                                                      BENEFITS          BENEFITS
                                                  ---------------   ----------------
                                                   2006     2005     2006      2005
                                                  ------   ------   ------   -------
                                                             (IN MILLIONS)


Change in benefit obligation:
Benefit obligation at beginning of year.........  $5,717   $5,481   $2,160   $ 1,962
  Service cost..................................     158      141       35        36
  Interest cost.................................     330      315      116       120
  Plan participants' contributions..............      --       --       29        28
  Acquisitions and divestitures.................      (3)      --       --         1
  Net acturial (gains) losses...................      15       90       (1)      168
  Change in benefits............................      (2)      --     (143)        3
  Prescription drug subsidy.....................      --       --       10        --
  Benefits paid.................................    (319)    (310)    (151)     (158)
                                                  ------   ------   ------   -------
Benefit obligation at end of year...............   5,896    5,717    2,055     2,160
                                                  ------   ------   ------   -------
Change in plan assets:
Fair value of plan assets at beginning of year..   5,471    5,351    1,091     1,059
  Actual return on plan assets..................     715      397      103        61
  Divestitures..................................      (3)      --       --        --
  Employer contribution.........................     385       33        1         1
  Benefits paid.................................    (319)    (310)     (26)      (30)
                                                  ------   ------   ------   -------
Fair value of plan assets at end of year........   6,249    5,471    1,169     1,091
                                                  ------   ------   ------   -------
Funded status at end of year....................  $  353     (246)  $ (886)   (1,069)
                                                  ======            ======
  Unrecognized net acturial (gains) losses......            1,526                376
  Unrecognized prior service cost (credit)......               52               (123)
                                                           ------            -------
Net prepaid (accrued) benefit cost recognized...           $1,332            $  (816)
                                                           ======            =======
Components of net amount recognized:
  Qualified plan prepaid pension cost...........           $1,691            $    --
  Non-qualified plan accrued pension cost.......             (359)              (816)
                                                           ------            -------
  Net prepaid (accrued) benefit cost
     recognized.................................            1,332               (816)
  Intangible assets.............................               12                 --
  Additional minimum pension liability..........              (78)                --
                                                           ------            -------
       Net amount recognized....................           $1,266            $  (816)
                                                           ======            =======
Amounts recognized in the consolidated balance
  sheet consist of:
  Other assets..................................  $  935   $1,703   $   --   $    --
  Other liabilities.............................    (582)    (437)    (886)     (816)
                                                  ------   ------   ------   -------
       Net amount recognized....................  $  353   $1,266   $ (886)  $  (816)
                                                  ======   ======   ======   =======
Accumulated other comprehensive (income) loss:
  Net actuarial (gains) losses..................  $1,126   $   --   $  328   $    --
  Prior service cost (credit)...................      39       --     (230)       --
  Additional minimum pension liability..........      --       66       --        --
                                                  ------   ------   ------   -------
     Accumulated other comprehensive (income)
       loss:....................................  $1,165   $   66   $   98   $    --
                                                  ======   ======   ======   =======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:


                                                       DECEMBER 31,
                                    -------------------------------------------------
                                                      NON-QUALIFIED
                                     QUALIFIED PLAN        PLAN            TOTAL
                                    ---------------   -------------   ---------------
                                     2006     2005     2006    2005    2006     2005
                                    ------   ------   -----   -----   ------   ------
                                                      (IN MILLIONS)


Aggregate fair value of plan
  assets (principally Company
  contracts)......................  $6,249   $5,471   $  --   $  --   $6,249   $5,471
Aggregate projected benefit
  obligation......................   5,318    5,209     578     508    5,896    5,717
                                    ------   ------   -----   -----   ------   ------
Over (under) funded...............  $  931   $  262   $(578)  $(508)  $  353   $ (246)
                                    ======   ======   =====   =====   ======   ======



     The accumulated benefit obligation for all defined benefit pension plans was $5,457 million and $5,308 million at December 31, 2006 and 2005, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:


                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2006   2005
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)


Projected benefit obligation................................  $578   $530
Accumulated benefit obligation..............................  $497   $442
Fair value of plan assets...................................  $ --   $ 16


     Information for pension and other postretirement plans with a projected benefit obligation in excess of plan assets is as follows:


                                                           DECEMBER 31,
                                                  -----------------------------
                                                                     OTHER
                                                    PENSION      POSTRETIREMENT
                                                    BENEFITS        BENEFITS
                                                  -----------   ---------------
                                                  2006   2005    2006     2005
                                                  ----   ----   ------   ------
                                                          (IN MILLIONS)


Projected benefit obligation....................  $603   $530   $2,055   $2,160
Fair value of plan assets.......................  $ 22   $ 16   $1,169   $1,091


     The components of net periodic benefit cost recognized in net income were as follows:


                                                YEARS ENDED DECEMBER 31,
                                       ------------------------------------------
                                                                      OTHER
                                                                 POSTRETIREMENT
                                          PENSION BENEFITS          BENEFITS
                                       ---------------------   ------------------
                                        2006    2005    2004   2006   2005   2004
                                       -----   -----   -----   ----   ----   ----
                                                      (IN MILLIONS)


Service cost.........................  $ 158   $ 141   $ 128   $ 35   $ 36   $ 31
Interest cost........................    330     315     308    116    120    118
Expected return on plan assets.......   (448)   (443)   (425)   (79)   (78)   (77)
Amortization of net acturial (gains)
  losses.............................    128     116     102     22     14      7
Amortization of prior service cost
  (credit)...........................     10      16      16    (37)   (18)   (19)
                                       -----   -----   -----   ----   ----   ----
Net periodic benefit cost............  $ 178   $ 145   $ 129   $ 57   $ 74   $ 60
                                       =====   =====   =====   ====   ====   ====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year are $54 million and $12 million, respectively.

     The estimated net actuarial losses and prior service credit for the other postretirement plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year are $14 million and $36 million, respectively.

     As discussed more fully in Note 1, the Company adopted the guidance in FSP 106-2 to account for future subsidies to be received under the Prescription Drug Act. The Company began receiving these subsidies during 2006. The APBO was remeasured effective July 1, 2004 in order to determine the effect of the expected subsidies on net periodic other postretirement benefit cost. As a result, the APBO was reduced by $213 million at July 1, 2004. A summary of the reduction to the APBO and related reduction to the components of net periodic other postretirement benefit cost is as follows:


                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Cumulative reduction in benefit obligation:
  Beginning of year....................................  $298   $230   $ --
  Service cost.........................................     6      6      3
  Interest cost........................................    19     16      6
  Net actuarial gains (losses).........................    15     46    221
  Prescription drug subsidy............................   (10)    --     --
                                                         ----   ----   ----
     End of year.......................................  $328   $298   $230
                                                         ====   ====   ====





                                                               YEARS ENDED
                                                              DECEMBER 31,
                                                           ------------------
                                                           2006   2005   2004
                                                           ----   ----   ----
                                                              (IN MILLIONS)


Reduction in net periodic benefit cost:
  Service cost...........................................   $ 6    $ 6    $ 3
  Interest cost..........................................    19     16      6
  Amortization of net actuarial gains (losses)...........    30     23      8
                                                            ---    ---    ---
     Total reduction in net periodic benefit cost........   $55    $45    $17
                                                            ===    ===    ===



     The Company received subsidies of $8 million for prescription claims processed from January 1, 2006 through September 30, 2006 and expects to receive an additional $2 million in 2007 for prescription claims processed October 1, 2006 through December 31, 2006.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:


                                                         DECEMBER 31,
                                                -----------------------------
                                                                    OTHER
                                                   PENSION       POSTRETIRE-
                                                   BENEFITS     MENT BENEFITS
                                                -------------   -------------
                                                 2006    2005    2006    2005
                                                -----   -----   -----   -----


Weighted average discount rate................  6.00%   5.80%   6.00%   5.79%
Rate of compensation increase.................  4%-8%   4%-8%     N/A     N/A

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Assumptions used in determining net periodic benefit cost were as follows:


                                                    DECEMBER 31,
                                   ---------------------------------------------
                                                            OTHER POSTRETIREMENT
                                      PENSION BENEFITS            BENEFITS
                                   ---------------------   ---------------------
                                    2006    2005    2004    2006    2005    2004
                                   -----   -----   -----   -----   -----   -----


Weighted average discount rate...  5.80%   5.85%   6.10%   5.79%   5.83%   6.74%
Weighted average expected rate of
  return on plan assets..........  8.25%   8.49%   8.49%   7.42%   7.50%   7.91%
Rate of compensation increase....  4%-8%   4%-8%   4%-8%     N/A     N/A     N/A


     The discount rate is based on the yield of a hypothetical portfolio constructed of bonds rated AA or better by Moody's Investors Services available on the valuation date measured on a yield to worst basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2007 is currently anticipated to be 8.25% for pension benefits and postretirement medical benefits and 6.25% for postretirement life benefits.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:


                                                       DECEMBER 31,
                                    --------------------------------------------------
                                              2006                      2005
                                    -----------------------   ------------------------


Pre-Medicare eligible claims......  9.0% down to 5% in 2014    9.5% down to 5% in 2014
Medicare eligible claims..........   11% down to 5% in 2018   11.5% down to 5% in 2018


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:


                                                        ONE PERCENT   ONE PERCENT
                                                          INCREASE      DECREASE
                                                        -----------   -----------
                                                              (IN MILLIONS)


Effect on total of service and interest cost
  components..........................................      $ 14         $ (12)
Effect of accumulated postretirement benefit
  obligation..........................................      $176         $(147)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting approximately 98% of all pension and other postretirement benefit plans assets.

     The account values of the group annuity and life insurance contracts issued by the Company and held as assets of the pension and other postretirement benefit plans were $7,321 million and $6,471 million as of December 31, 2006 and 2005, respectively. The majority of such account values are held in separate accounts established by the Company. Total revenue from these contracts recognized in the consolidated statements of income was $29 million, $28 million and $28 million for the years ended December 31, 2006, 2005 and 2004, respectively, and includes policy charges, net investment income from investments backing the contracts and

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


administrative fees. Total investment income, including realized and unrealized gains and losses, credited to the account balances was $818 million, $460 million and $519 million for the years ended December 31, 2006, 2005 and 2004, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

     The weighted-average allocations of pension plan and other postretirement benefit plan assets were as follows:


                                                              DECEMBER 31,
                                                    -------------------------------
                                                                          OTHER
                                                                       POSTRETIRE-
                                                       PENSION             MENT
                                                       BENEFITS          BENEFITS
                                                    -------------     -------------
                                                    2006     2005     2006     2005
                                                    ----     ----     ----     ----



ASSET CATEGORY
Equity securities.................................    42%      47%      37%      42%
Fixed maturity securities.........................    42%      37%      57%      53%
Other (Real Estate and Alternative Investments)...    16%      16%       6%       5%
                                                     ---      ---      ---      ---
  Total...........................................   100%     100%     100%     100%
                                                     ===      ===      ===      ===



     The weighted-average target allocations of pension plan and other postretirement benefit plan assets for 2007 is as follows:


                                                                       OTHER
                                                        PENSION   POSTRETIREMENT
                                                       BENEFITS      BENEFITS
                                                       --------   --------------



ASSET CATEGORY
Equity securities....................................   30%-65%       30%-45%
Fixed maturity securities............................   20%-70%       45%-70%
Other (Real Estate and Alternative Investments)......    0%-25%        0%-10%


     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

  CASH FLOWS

     It is the Company's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended, and/or to maintain a fully funded ABO. In accordance with such practice, no contributions were required for the years ended December 31, 2006 or 2005. No contributions will be required for 2007. The Company elected to make discretionary contributions to the qualified pension plans of $335 million during the year ended December 31, 2006. No contributions were made during the year ended December 31, 2005. The Company expects to make additional discretionary contributions of $145 million in 2007.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $35 million and $33 million for the years ended December 31, 2006 and 2005, respectively. These payments are expected to be at approximately the same level in 2007.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. While the Company has partially funded such plans in advance, it has been the Company's practice to use its general assets to pay claims as they

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


come due in lieu of utilizing plan assets. These payments totaled $151 million and $158 million for the years ended December 31, 2006 and 2005, respectively.

     The Company expects to make contributions up to $131 million, based upon expected gross benefit payments, towards the other postretirement plan obligations in 2007. As noted previously, the Company expects to receive subsidies under the Prescription Drug Act to partially offset such payments.

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:


                                                          OTHER POSTRETIREMENT BENEFITS
                                                        --------------------------------
                                              PENSION           PRESCRIPTION DRUG
                                             BENEFITS   GROSS       SUBSIDIES        NET
                                             --------   -----   -----------------   ----
                                                            (IN MILLIONS)


2007.......................................   $  335     $131          $(14)        $117
2008.......................................   $  346     $135          $(14)        $121
2009.......................................   $  364     $141          $(15)        $126
2010.......................................   $  370     $146          $(16)        $130
2011.......................................   $  383     $152          $(16)        $136
2012-2016..................................   $2,136     $824          $(98)        $726


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which a portion of employee contributions are matched. The Company contributed $73 million, $70 million and $60 million for the years ended December 31, 2006, 2005 and 2004, respectively.

16.  EQUITY

  CAPITAL CONTRIBUTIONS

     On October 20, 2006, the Holding Company contributed $17 million to the Company in connection with the sale and merger of CLIC. See Note 2.

     On September 30, 2006, the Holding Company contributed $377 million to the Company in the form of intangible assets. See Note 2.

     On May 1, 2006, General American, an indirect insurance subsidiary of the Company, sold its wholly-owned insurance subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, the Holding Company. Immediately following the sale, the Holding Company merged Paragon, an affiliate of the Company, with and into the Company. In connection with the transaction, the Holding Company contributed $76 million to the Company.

  PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

     On December 21, 2004, the Holding Company contributed the 93,402 Preferred Shares to a subsidiary of the Company. The subsidiary of the Company retired the shares and recorded a contribution of capital of $93 million from MetLife, Inc.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  DIVIDEND RESTRICTIONS

     The table below sets forth the dividends permitted to be paid to the Holding Company without insurance regulatory approval and dividends paid to the Holding Company:


                                         2005                      2006                 2007
                               -----------------------   -----------------------   -------------
                               PERMITTED W/O             PERMITTED W/O             PERMITTED W/O
COMPANY                         APPROVAL(1)    PAID(2)    APPROVAL(1)    PAID(2)    APPROVAL(3)
-------                        -------------   -------   -------------   -------   -------------
                                                         (IN MILLIONS)


Metropolitan Life............       $880        $3,200        $863         $863         $919


--------

   (1) Reflects dividend amounts paid during the relevant year without prior regulatory approval.

   (2) Includes amounts paid including those requiring regulatory approval.

   (3) Reflects dividend amounts that may be paid during 2007 without prior regulatory approval. If paid before a specified date during 2007, some or all of such dividend amounts may require regulatory approval.

     Under New York State Insurance Law, Metropolitan Life is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a cash dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The New York State Department of Insurance (the "Department") has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices.

     Stockholder dividends or other distributions proposed to be paid by NELICO to its parent, Metropolitan Life, must be approved by the Massachusetts Commissioner of Insurance (the "Commissioner") if such dividends or distributions, together with other dividends or distributions made within the preceding calendar year, exceed the greater of (i) 10% of NELICO's statutory surplus as of the immediately preceding calendar year or (ii) NELICO's statutory net gain from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. Since NELICO's statutory unassigned funds surplus is less than zero, NELICO cannot pay any dividends without prior approval of the Commissioner. NELICO paid no common stockholder dividends for the years ended December 31, 2006, 2005 and 2004.

     For the years ended December 31, 2006, 2005 and 2004, Metropolitan Life received dividends from subsidiaries of $34 million, $77 million and $14 million, respectively.

  STOCK-BASED COMPENSATION PLANS

  Overview

     As described more fully in Note 1, effective January 1, 2006, in conjunction with the Holding Company, the Company adopted SFAS 123(r), using the modified prospective transition method. The adoption of SFAS 123(r) did not have a significant impact on the Company's consolidated financial position or consolidated results of operations.

     The stock-based compensation expense recognized by the Company is related to awards under incentive plans of the Holding Company, as described herein.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Description of Plans

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards in the form of options to buy shares of Holding Company common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Internal Revenue Code or are non-qualified. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards, and Stock-Based Awards (each as defined in the 2005 Stock Plan). The Stock Incentive Plan, 2005 Stock Plan, and the LTPCP, as described below, are hereinafter collectively referred to as the "Incentive Plans."

     The aggregate number of shares of Holding Company common stock reserved for issuance under the 2005 Stock Plan and the LTPCP is 68,000,000, plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of Stock Options. Additional shares of Holding Company common stock carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 12,423,881 as of December 31, 2006. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. As of December 31, 2006, the aggregate number of shares of Holding Company common stock remaining available for issuance pursuant to the 2005 Stock Plan was 66,712,241.

     Stock Option exercises and other stock-based awards to employees settled in shares are satisfied through the issuance of shares held in treasury by the Holding Company. The Company does not issue any of its own shares in satisfaction of stock-based compensation awards to employees.

     The Holding Company allocated 90%, 92% and 91% of stock-based compensation to the Company for the years ended December 31, 2006, 2005 and 2004, respectively. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, the discussion herein addresses the Holding Company's practices for recognizing expense for awards under the Incentive Plans. Underlying awards are expressed in their entirety with related expense amounts representing the resulting allocation to the Company.

     Compensation expense related to awards under the Incentive Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable. Compensation expense of $130 million, $112 million and $82 million, and income tax benefits of $46 million, $39 million and $29 million, related to the Incentive Plans was allocated to the Company for the years ended December 31, 2006, 2005 and 2004, respectively. Compensation expense is principally related to the issuance of Stock Options, Performance Shares and LTPCP arrangements.

  Stock Options

     All Stock Options granted had an exercise price equal to the closing price of the Holding Company's stock as reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. Certain Stock Options granted under the Stock Incentive Plan and the 2005 Stock Plan have or will become exercisable over a three year period commencing with the date of grant, while other Stock Options have or will become exercisable three years after the date of grant.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A summary of the activity related to Stock Options for the year ended December 31, 2006 is presented below. The aggregate intrinsic value was computed using the Holding Company's closing share price on December 29, 2006 of $59.01 and December 30, 2005 of $49.00, as applicable.


                                                                      WEIGHTED
                                                      WEIGHTED        AVERAGE
                                      NUMBER OF        AVERAGE       REMAINING
                                    SHARES UNDER   EXERCISE PRICE   CONTRACTUAL      AGGREGATE
                                       OPTION         PER SHARE         TERM      INTRINSIC VALUE
                                    ------------   --------------   -----------   ---------------
                                                                      (YEARS)      (IN MILLIONS)


Outstanding at January 1, ........   24,304,315        $31.83           6.69            $417
                                                       ======           ====            ====
  Granted.........................    3,758,955        $50.21
  Exercised.......................   (2,754,390)       $30.00
  Cancelled/Expired...............     (153,494)       $32.04
  Forfeited.......................     (341,403)       $37.14
                                     ----------
Outstanding at December 31, ......   24,813,983        $34.69           6.58            $604
                                     ==========        ======           ====            ====
Aggregate number of stock  options
  expected to vest at December 31,
  2006............................   24,312,689        $34.49           6.54            $596
                                     ==========        ======           ====            ====
Exercisable, December 31, 2006....   16,957,320        $30.66           5.72            $481
                                     ==========        ======           ====            ====



     Prior to January 1, 2005, the Black-Scholes model was used to determine the fair value of Stock Options granted and recognized in the financial statements or as reported in the pro forma disclosure which follows. The fair value of Stock Options issued on or after January 1, 2005 was estimated on the date of grant using a binomial lattice model. The Holding Company made this change because lattice models produce more accurate option values due to the ability to incorporate assumptions about grantee exercise behavior resulting from changes in the price of the underlying shares. In addition, lattice models allow for changes in critical assumptions over the life of the option in comparison to closed-form models like Black-Scholes, which require single-value assumptions at the time of grant.

     The Holding Company used daily historical volatility since the inception of trading when calculating Stock Option values using the Black-Scholes model. In conjunction with the change to the binomial lattice model, the Holding Company began estimating expected future volatility based upon an analysis of historical prices of the Holding Company's common stock and call options on that common stock traded on the open market. The Holding Company uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of the Holding Company's common stock. The Holding Company chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The risk-free rate is based on observed interest rates for instruments with maturities similar to the expected term of the Stock Options. Whereas the Black-Scholes model requires a single spot rate for instruments with a term matching the expected life of the option at the valuation date, the binomial lattice model allows for the use of different rates for each year over the contractual term of the option. The table below presents the full range of imputed forward rates for U.S. Treasury Strips that was used in the binomial lattice model over the contractual term of all Stock Options granted in the period.

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Use of the Black-Scholes model requires an input of the expected life of the Stock Options, or the average number of years before Stock Options will be exercised or expired. The Holding Company estimated expected life using the historical average years to exercise or cancellation and average remaining years outstanding for vested Stock Options. Alternatively, the binomial model used by the Holding Company incorporates the contractual term of the Stock Options and then considers expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. The post-vesting termination rate is determined from actual historical exercise and expiration activity under the Incentive Plans. Exercise behavior in the binomial lattice model used by the Holding Company is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity.

     The following weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, were used to determine the fair value of Stock Options issued during the:


                                                   YEARS ENDED DECEMBER 31,
                                              ----------------------------------
                                                  2006          2005       2004
                                              -----------   -----------   ------


Dividend yield..............................     1.04%         1.19%       0.70%
Risk-free rate of return....................  4.17%-4.96%   3.34%-5.41%    3.69%
Expected volatility.........................     22.00%        23.24%     34.85%
Exercise multiple...........................      1.52          1.48        N/A
Post-vesting termination rate...............     4.09%         5.19%        N/A
Contractual term (years)....................       10            10         10
Expected Life (years).......................       6             6           6
Weighted average exercise price of stock
  options granted...........................     $50.21        $38.70     $35.28
Weighted average fair value of stock options
  granted...................................     $13.84        $10.09     $13.25


     Compensation expense related to Stock Option awards expected to vest and granted prior to January 1, 2006 is recognized ratably over the requisite service period, which equals the vesting term. Compensation expense related to Stock Option awards expected to vest and granted on or after January 1, 2006 is recognized ratably over the requisite service period or the period to retirement eligibility, if shorter. Compensation expense of $51 million, $47 million and $37 million related to Stock Options was allocated to the Company for the years ended December 31, 2006, 2005 and 2004, respectively.

     Had compensation expense for grants awarded prior to January 1, 2003 been determined based on the fair value at the date of grant rather than the intrinsic value method, the Company's earnings would have been reduced to the following pro forma amounts for the following:


                                                              YEARS ENDED
                                                              DECEMBER 31,
                                                            ---------------
                                                             2005     2004
                                                            ------   ------
                                                             (IN MILLIONS)


Net income................................................  $3,253   $2,239
Add: Stock option-based employee compensation expense
  included in  reported net income, net of income tax.....      30       24
Deduct: Total stock option-based employee compensation
  determined  under fair value based method for all
  awards, net of income tax...............................     (32)     (42)
                                                            ------   ------
Pro forma net income......................................  $3,251   $2,221
                                                            ======   ======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As of December 31, 2006, the Holding Company had $41 million of total unrecognized compensation costs related to Stock Options. It is expected that these costs will be recognized over a weighted average period of 1.67 years. The Company's allocated portion of Stock Option expense is 91%. This allocated percentage of Stock Option expense is not expected to significantly change.

  Performance Shares

     Beginning in 2005, the Holding Company awarded certain members of management Performance Shares under (and as defined in) the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a factor of 0.0 to 2.0. The factor applied is based on measurements of the Holding Company's performance with respect to: (i) the change in annual net operating earnings per share, as defined; and (ii) the proportionate total shareholder return, as defined, with reference to the three-year performance period relative to other companies in the S&P Insurance Index with reference to the same three-year period. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will be payable entirely in shares of the Holding Company's common stock.

     The following is a summary of Performance Share activity for the year ended December 31, 2006:


                                                                       WEIGHTED
                                                                        AVERAGE
                                                        PERFORMANCE   GRANT DATE
                                                           SHARES     FAIR VALUE
                                                        -----------   ----------


Outstanding at January 1, 2006........................   1,029,700      $36.87
  Granted.............................................     884,875      $48.43
  Forfeited...........................................     (65,000)     $41.37
                                                         ---------
Outstanding at December 31, 2006......................   1,849,575      $42.24
                                                         =========
Performance Shares expected to vest at December 31,
  2006................................................   1,820,742      $42.16
                                                         =========



     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the final performance factor to be determined at the end of the respective performance period. None of the Performance Shares vested during the year ended December 31, 2006.

     Performance Share awards are accounted for as equity awards but are not credited with dividend-equivalents for actual dividends paid on the Holding Company's common stock during the performance period. Accordingly, the fair value of Performance Shares is based upon the closing price of the Holding Company's common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Compensation expense related to initial Performance Shares granted prior to January 1, 2006 and expected to vest is recognized ratably during the performance period. Compensation expense related to initial Performance Shares granted on or after January 1, 2006 and expected to vest is recognized ratably over the performance period or the period to retirement eligibility, if shorter. Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period. Compensation expense of $67 million and $22 million, related to Performance Shares was allocated to the Company for the years ended December 31, 2006 and 2005, respectively.

     As of December 31, 2006, the Holding Company had $59 million of total unrecognized compensation costs related to Performance Share awards. It is expected that these costs will be recognized over a weighted average

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


period of 1.59 years. The Company's allocated portion of Performance Share expense was 90%. This allocated percentage of Performance Share expense is not expected to significantly change.

  Long-Term Performance Compensation Plan

     Prior to January 1, 2005, the Holding Company granted stock-based compensation to certain members of management under the LTPCP. Each participant was assigned a target compensation amount (an "Opportunity Award") at the inception of the performance period with the final compensation amount determined based on the total shareholder return on the Holding Company's common stock over the three-year performance period, subject to limited further adjustment approved by the Holding Company's Board of Directors. Payments on the Opportunity Awards are normally payable in their entirety (subject to certain contingencies) at the end of the three-year performance period, and may be paid in whole or in part with shares of the Holding Company's common stock, as approved by the Holding Company's Board of Directors. There were no new grants under the LTPCP during the years ended December 31, 2006 and 2005.

     A portion of each Opportunity Award under the LTPCP is expected to be settled in shares of the Holding Company's common stock while the remainder will be settled in cash. The portion of the Opportunity Award expected to be settled in shares of the Holding Company's common stock is accounted for as an equity award with the fair value of the award determined based upon the closing price of the Holding Company's common stock on the date of grant. The compensation expense associated with the equity award, based upon the grant date fair value, is recognized into expense ratably over the respective three-year performance period. The portion of the Opportunity Award expected to be settled in cash is accounted for as a liability and is remeasured using the closing price of the Holding Company's common stock on the final day of each subsequent reporting period during the three-year performance period.

     Compensation expense of $12 million, $43 million and $45 million, related to LTPCP Opportunity Awards was allocated to the Company the years ended December 31, 2006, 2005 and 2004, respectively.

     The Holding Company had LTPCP Opportunity Awards with an aggregate fair value of $41 million outstanding at December 31, 2006, all of which has been recognized. The Company's allocated portion of LTPCP expense is 90%. This allocated percentage of LTPCP expense is not expected to significantly change.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Each of the Company's U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of Metropolitan Life and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Statutory net income of Metropolitan Life, a New York domiciled insurer, was $1.0 billion, $2.2 billion and $2.6 billion for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Department, was $9.2 billion and $8.8 billion at December 31, 2006 and 2005, respectively. Due to the mergers of Paragon and CLIC with Metropolitan Life, the 2005 statutory net income and statutory capital and surplus balances were adjusted.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2006, 2005 and 2004 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:


                                                        YEARS ENDED DECEMBER
                                                                31,
                                                      -----------------------
                                                       2006     2005     2004
                                                      -----   -------   -----
                                                           (IN MILLIONS)


Holding gains (losses) on investments arising during
  the year..........................................  $(926)  $(2,611)  $ 795
Income tax effect of holding gains (losses).........    324       984    (281)
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income............................    403       241    (511)
  Amortization of premiums and accretion of
     discounts associated with investments..........   (443)     (186)     (3)
  Income tax effect.................................     14       (21)    185
Allocation of holding losses on investments relating
  to other policyholder amounts.....................    792     1,580    (284)
Income tax effect of allocation of holding losses to
  other
  policyholder amounts..............................   (277)     (596)    102
Unrealized investment gains of subsidiary at date of
  sale..............................................     --        15      --
Deferred income tax on unrealized investment gains
  of subsidiary
  at date of sale...................................     --        (5)     --
                                                      -----   -------   -----
Net unrealized investment gains (losses)............   (113)     (599)      3
                                                      -----   -------   -----
Foreign currency translation adjustments arising
  during the year...................................      7       (54)     79
Foreign currency translation adjustments of
  subsidiary at due  date of sale...................     --         5      --
                                                      -----   -------   -----
Foreign currency translation adjustment.............      7       (49)     79
Minimum pension liability adjustment................    (18)       89      (2)
                                                      -----   -------   -----
Other comprehensive income (loss)...................  $(124)  $  (559)  $  80
                                                      =====   =======   =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

17.  OTHER EXPENSES

     Information on other expenses is as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Compensation.....................................  $ 2,187   $ 2,284   $ 2,242
Commissions......................................    1,701     1,334     1,782
Interest and debt issue cost.....................      332       245       183
Amortization of DAC and VOBA.....................    1,089     1,385     1,145
Capitalization of DAC............................   (1,677)   (1,619)   (1,817)
Rent, net of sublease income.....................      201       227       216
Minority interest................................      249       181       168
Insurance tax....................................      527       417       343
Other............................................    1,705     1,263     1,321
                                                   -------   -------   -------
  Total other expenses...........................  $ 6,314   $ 5,717   $ 5,583
                                                   =======   =======   =======



     As discussed in Note 8, the Company recognized an expense related to the recapture of a reinsurance treaty by an affiliate for the year ended December 31, 2006. For the year ended December 31, 2005, the Company entered into a reinsurance agreement with an affiliate and it received a ceding commission which is included in the table above.

18.  BUSINESS SEGMENT INFORMATION

     The Company is a leading provider of insurance and other financial services with operations throughout the United States and Canada. The Company's business is divided into three operating segments: Institutional, Individual and Reinsurance, as well as Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     In connection with the Travelers acquisition by the Holding Company, management has utilized its economic capital model to evaluate the deployment of capital based upon the unique and specific nature of the risks inherent in the Company's existing and newly acquired businesses and has adjusted such allocations based upon this model.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Through the Company's majority-owned subsidiary, RGA, the Reinsurance segment provides reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off entities, the Company's ancillary international operations consisting of the Company's Canadian branch and a joint venture in China, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of all intersegment amounts, which generally relate to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment transactions. Additionally, the Company's asset management business, including amounts reported as discontinued operations, is included in the results of operations for Corporate & Other. See
Note 19 for disclosures regarding discontinued operations, including real estate.

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2006, 2005 and 2004. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates equity to each segment based upon the economic capital model that allows the Company to effectively manage its capital. The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, adjustments related to net investment gains (losses), net of income tax, the impact from the cumulative effect of changes in accounting, net of income tax and discontinued operations, other than discontinued real estate, net of income tax. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.


                                                                                 CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2006  INSTITUTIONAL   INDIVIDUAL   REINSURANCE      OTHER        TOTAL
------------------------------------  -------------   ----------   -----------   -----------   --------
                                                                (IN MILLIONS)


STATEMENT OF INCOME:
Premiums............................     $ 11,801      $  4,129      $ 4,348       $     6     $ 20,284
Universal life and investment-type
  product policy fees...............          750         1,433           --            --        2,183
Net investment income...............        5,817         5,481          732           277       12,307
Other revenues......................          677           114           66            33          890
Net investment gains (losses).......         (348)         (394)           7           (92)        (827)
Policyholder benefits and claims....       12,918         4,712        3,490            17       21,137
Interest credited to policyholder
  account balances..................        1,944         1,049          254            --        3,247
Policyholder dividends..............           --         1,669           --             2        1,671
Other expenses......................        2,483         2,213        1,227           391        6,314
                                         --------      --------      -------       -------     --------
Income (loss) from continuing
  operations before provision
  (benefit)  for income tax.........        1,352         1,120          182          (186)       2,468
Provision (benefit) for income tax..          446           400           64          (270)         640
Income (loss) from discontinued
  operations, net of income tax.....           41            18           --            39           98
Cumulative effect of a change in
  accounting, net of income tax.....           --            --           --            --           --
                                         --------      --------      -------       -------     --------
Net income..........................     $    947      $    738      $   118       $   123     $  1,926
                                         ========      ========      =======       =======     ========
BALANCE SHEET:
Total assets........................     $157,673      $150,617      $18,818       $12,950     $340,058
DAC and VOBA........................     $  1,205      $  7,677      $ 3,152       $     9     $ 12,043
Separate account assets.............     $ 44,546      $ 36,403      $    16       $    --     $ 80,965
Policyholder liabilities............     $ 86,359      $ 86,473      $13,332       $   325     $186,489
Separate account liabilities........     $ 44,546      $ 36,403      $    16       $    --     $ 80,965

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                                 CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2005  INSTITUTIONAL   INDIVIDUAL   REINSURANCE      OTHER        TOTAL
------------------------------------  -------------   ----------   -----------   -----------   --------
                                                                (IN MILLIONS)


STATEMENT OF INCOME:
Premiums............................     $ 11,271      $  4,113      $ 3,869       $     3     $ 19,256
Universal life and investment-type
  product policy fees...............          753         1,193           --             2        1,948
Net investment income...............        5,232         5,555          606           336       11,729
Other revenues......................          642            92           58            28          820
Net investment gains (losses).......           76            83           22            (2)         179
Policyholder benefits and claims....       12,448         4,823        3,206           (32)      20,445
Interest credited to policyholder
  account balances..................        1,347         1,029          220            --        2,596
Policyholder dividends..............            1         1,644           --             2        1,647
Other expenses......................        2,199         2,173          991           354        5,717
                                         --------      --------      -------       -------     --------
Income (loss) from continuing
  operations before provision
  (benefit)  for income tax.........        1,979         1,367          138            43        3,527
Provision (benefit) for income tax..          662           487           46           (97)       1,098
Income (loss) from discontinued
  operations, net of income tax.....          174           296           --           354          824
Cumulative effect of a change in
  accounting, net of income tax.....           --            --           --            --           --
                                         --------      --------      -------       -------     --------
Net income..........................     $  1,491      $  1,176      $    92       $   494     $  3,253
                                         ========      ========      =======       =======     ========
BALANCE SHEET:
Total assets........................     $139,680      $140,413      $16,049       $11,184     $307,326
DAC and VOBA........................     $  1,098      $  7,513      $ 2,815       $    12     $ 11,438
Separate account assets.............     $ 42,063      $ 31,075      $    14       $    --     $ 73,152
Policyholder liabilities............     $ 78,011      $ 86,565      $11,751       $   278     $176,605
Separate account liabilities........     $ 42,063      $ 31,075      $    14       $    --     $ 73,152

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                                  CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2004   INSTITUTIONAL   INDIVIDUAL   REINSURANCE      OTHER       TOTAL
------------------------------------   -------------   ----------   -----------   -----------   -------
                                                                 (IN MILLIONS)


STATEMENT OF INCOME:
Premiums.............................     $10,037        $4,046        $3,348        $   6      $17,437
Universal life and investment-type
  product policy fees................         710         1,299            --           --        2,009
Net investment income................       4,564         5,348           538          345       10,795
Other revenues.......................         654           131            56           21          862
Net investment gains (losses)........         162            85            59          (24)         282
Policyholder benefits and claims.....      11,172         4,836         2,694           34       18,736
Interest credited to policyholder
  account balances...................       1,014         1,131           212           --        2,357
Policyholder dividends...............          --         1,634             1            1        1,636
Other expenses.......................       1,972         2,348           957          306        5,583
                                          -------        ------        ------        -----      -------
Income (loss) from continuing
  operations before provision
  (benefit) for income tax...........       1,969           960           137            7        3,073
Provision (benefit) for income tax...         671           312            46         (161)         868
Income (loss) from discontinued
  operations, net of income tax......          28            25            --           33           86
Cumulative effect of a change in
  accounting, net of income tax......         (59)            9            --           (2)         (52)
                                          -------        ------        ------        -----      -------
Net income...........................     $ 1,267        $  682        $   91        $ 199      $ 2,239
                                          =======        ======        ======        =====      =======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2006, 2005 and 2004. Revenues from U.S. operations were $33.0 billion, $32.4 billion and $29.5 billion for the years ended December 31, 2006, 2005 and 2004, respectively, which represented 95%, 95% and 94%, respectively, of consolidated revenues.

19.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following information presents the components of income from discontinued real estate operations:


                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                       2006    2005     2004
                                                       ----   ------   -----
                                                           (IN MILLIONS)


Investment income....................................  $ 26   $  134   $ 227
Investment expense...................................   (15)     (73)   (139)
Net investment gains.................................    91      961      27
                                                       ----   ------   -----
  Total revenues.....................................   102    1,022     115
Provision for income tax.............................    36      366      39
                                                       ----   ------   -----
  Income from discontinued operations, net of income
     tax.............................................  $ 66   $  656   $  76
                                                       ====   ======   =====



     There was no real estate classified as held-for-sale at December 31, 2006. The carrying value of real estate related to discontinued operations was $309 million at December 31, 2005.

     The following table presents the discontinued real estate operations by segment:


                                                          YEARS ENDED DECEMBER
                                                                   31,
                                                         ----------------------
                                                         2006     2005     2004
                                                         ----     ----     ----
                                                              (IN MILLIONS)


Net investment income
  Institutional........................................   $ 6     $ 28      $37
  Individual...........................................     4       20       30
  Corporate & Other....................................     1       13       21
                                                          ---     ----      ---
     Total net investment income.......................   $11     $ 61      $88
                                                          ===     ====      ===
Net investment gains (losses)
  Institutional........................................   $58     $242      $ 9
  Individual...........................................    23      443        4
  Corporate & Other....................................    10      276       14
                                                          ---     ----      ---
     Total net investment gains (losses)...............   $91     $961      $27
                                                          ===     ====      ===



     In the second quarter of 2005, the Company sold its One Madison Avenue property in Manhattan, New York for $918 million resulting in a gain, net of income tax, of $431 million. Net investment income on One Madison Avenue was $13 million and $44 million, respectively, for the years ended December 31, 2005 and 2004.

  OPERATIONS

     On September 29, 2005, the Company completed the sale of MetLife Indonesia to a third party, resulting in a gain upon disposal of $10 million, net of income tax. As a result of this sale, the Company recognized income (loss) from discontinued operations of $5 million and ($9) million, net of income tax, for the years ended December 31, 2005 and 2004, respectively. The Company reclassified the operations of MetLife Indonesia into discontinued operations for all years presented.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the amounts related to the operations of MetLife Indonesia that have been combined with the discontinued real estate operations in the consolidated statements of income:


                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                           2005        2004
                                                         -------     -------
                                                            (IN MILLIONS)


Revenues...............................................    $ 5         $ 5
Expenses...............................................     10          14
                                                           ---         ---
Income before provision for income tax.................     (5)         (9)
Provision for income tax...............................     --          --
                                                           ---         ---
  Loss from discontinued operations, net of income
     tax...............................................     (5)         (9)
Net investment gain, net of income tax.................     10          --
                                                           ---         ---
  Income (loss) from discontinued operations, net of
     income tax........................................    $ 5         $(9)
                                                           ===         ===



     On January 31, 2005, the Company completed the sale of SSRM to a third party for $328 million in cash and stock. As a result of the sale of SSRM, the Company recognized income from discontinued operations of $157 million, net of income tax, comprised of a realized gain of $165 million, net of income tax, and an operating expense related to a lease abandonment of $8 million, net of income tax. Under the terms of the sale agreement, MetLife will have an opportunity to receive additional payments based on, among other things, certain revenue retention and growth measures. The purchase price is also subject to reduction over five years, depending on retention of certain Company-related business. Also under the terms of such agreement, the Company had the opportunity to receive additional consideration for the retention of certain customers for a specific period in 2005. Upon finalization of the computation, the Company received payments of $30 million, net of income tax, in the second quarter of 2006 and $12 million, net of income tax, in the fourth quarter of 2005 due to the retention of these specific customer accounts. In the fourth quarter of 2006, the Company eliminated $4 million of a liability that was previously recorded with respect to the indemnities provided in connection with the sale of SSRM, resulting in a benefit to the Company of $2 million, net of income tax. The Company believes that future payments relating to these indemnities are not probable.

     The Company reported the operations of SSRM in discontinued operations. Additionally, the sale of SSRM resulted in the elimination of the Company's Asset Management segment. The Company's discontinued operations for the year ended December 31, 2005 included expenses of $6 million, net of income tax, related to the sale of SSRM.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The operations of SSRM include affiliated revenues of $5 million and $59 million for the years ended December 31, 2005 and 2004, respectively, related to asset management services provided by SSRM to the Company that have not been eliminated from discontinued operations as these transactions continued after the sale of SSRM. The following table presents the amounts related to operations of SSRM that have been combined with the discontinued real estate operations in the consolidated statements of income:


                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                        ----------------------
                                                        2006     2005     2004
                                                        ----     ----     ----
                                                             (IN MILLIONS)


Revenues..............................................   $--     $ 19     $328
Expenses..............................................    --       38      296
                                                         ---     ----     ----
Income before provision for income tax................    --      (19)      32
Provision for income tax..............................    --       (5)      13
                                                         ---     ----     ----
  Income (loss) from discontinued operations, net of
     income tax.......................................    --      (14)      19
Net investment gain, net of income tax................    32      177       --
                                                         ---     ----     ----
  Income from discontinued operations, net of income
     tax..............................................   $32     $163     $ 19
                                                         ===     ====     ====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

20.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:


                                                  NOTIONAL   CARRYING    ESTIMATED
                                                   AMOUNT      VALUE    FAIR VALUE
                                                  --------   --------   ----------
                                                            (IN MILLIONS)


DECEMBER 31, 2006
Assets:
  Fixed maturity securities.....................             $162,385    $162,385
  Trading securities............................             $    563    $    563
  Equity securities.............................             $  3,487    $  3,487
  Mortgage and consumer loans...................             $ 35,939    $ 36,184
  Policy loans..................................             $  8,587    $  8,587
  Short-term investments........................             $  1,244    $  1,244
  Cash and cash equivalents.....................             $  1,455    $  1,455
  Accrued investment income.....................             $  2,328    $  2,328
  Mortgage loan commitments.....................   $3,290    $     --    $     --
  Commitments to fund bank credit facilities and
     bridge loans...............................   $1,662    $     --    $     --
Liabilities:
  Policyholder account balances.................             $ 69,198    $ 66,965
  Short-term debt...............................             $    833    $    833
  Long-term debt................................             $  3,219    $  3,364
  Junior subordinated debt securities...........             $    399    $    400
  Shares subject to mandatory redemption........             $    278    $    357
  Payables for collateral under securities
     loaned and other transactions..............             $ 32,119    $ 32,119

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                  NOTIONAL   CARRYING    ESTIMATED
                                                  AMOUNT       VALUE    FAIR VALUE
                                                  --------   --------   ----------
                                                            (IN MILLIONS)


DECEMBER 31, 2005
Assets:
  Fixed maturity securities.....................             $147,897    $147,897
  Trading securities............................             $    373    $    373
  Equity securities.............................             $  2,217    $  2,217
  Mortgage and consumer loans...................             $ 33,094    $ 33,710
  Policy loans..................................             $  8,412    $  8,412
  Short-term investments........................             $    883    $    883
  Cash and cash equivalents.....................             $  1,787    $  1,787
  Accrued investment income.....................             $  2,030    $  2,030
  Mortgage loan commitments.....................   $2,603    $     --    $     (3)
  Commitments to bank credit facilities and
     bridge loans...............................   $  323    $     --    $     --
Liabilities:
  Policyholder account balances.................             $ 61,700    $ 60,749
  Short-term debt...............................             $    453    $    453
  Long-term debt................................             $  2,562    $  2,840
  Junior subordinated debt securities...........             $    399    $    406
  Shares subject to mandatory redemption........             $    278    $    362
  Payables for collateral under securities
     loaned and other transactions..............             $ 21,009    $ 21,009


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include; coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS, AND COMMITMENTS TO FUND BANK CREDIT FACILITIES AND BRIDGE LOANS

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities and bridge loans, the estimated fair value is the net premium or discount of the commitments.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

  SHORT-TERM AND LONG-TERM DEBT, JUNIOR SUBORDINATED DEBT SECURITIES AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of short-term and long-term debt, junior subordinated debt securities, and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximates fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

21.  RELATED PARTIES

     MetLife Group, Incorporated, a wholly owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company. Charges for these services were approximately $1.9 billion, $1.9 billion and $1.7 billion in 2006, 2005 and 2004, respectively.

     As of December 31, 2006 and 2005, the Company held $222 million and $103 million, respectively, of assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are recorded as short-term investments on the consolidated balance sheets of the Company. Net investment income from these invested assets was $10 million, $6 million and $4 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The MetLife Intermediate Income Pool (the "MIIP") was formed as a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


is managed by Metropolitan Life. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool. The affiliated companies' ownership interests in the pooled money market securities held by the MIIP was $210 million and $198 million as of December 31, 2006 and 2005 respectively. Net investment income allocated to affiliates from the MIIP was $8 million, $7 million, and $9 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates are as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Fair market value of assets transferred to affiliates..  $ 97   $762   $382
Amortized cost of assets transferred to affiliates.....  $ 99   $723   $367
Net investment gains (losses) recognized on transfers..  $ (2)  $ 39   $ 15
Fair market value of assets transferred from
  affiliates...........................................  $307   $691   $849


     See Notes 3 and 8 for additional related party transactions.

22.  SUBSEQUENT EVENTS

     On March 9, 2007, RGA issued $300 million of 10-year senior notes with a fixed rate of 5.625%, payable semiannually. RGA expects to use the net proceeds of the offering to repay $50 million of indebtedness under a bank credit facility and for general corporate purposes.

                                     PART II
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (A) Financial Statements

          The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:




          Metropolitan Life Separate Account E

               Independent Registered Public Accounting Firm's Report

          Financial Statements for the Year Ended December 31, 2005 and December 31, 2006

               Statements of Assets and Liabilities
               Statements of Operations
               Statements of Changes in Net Assets
               Notes to Financial Statements

          Metropolitan Life Insurance Company

               Independent Registered Public Accounting Firm's Report

          Financial Statements for the Years Ended December 31, 2006, 2005 and 2004

               Consolidated Balance Sheets
               Consolidated Statements of Income
               Consolidated Statements of Cash Flow
               Consolidated Statements of Equity
               Notes to Consolidated Financial Statements

     (B) Exhibits

(1)            --Resolution of the Board of Directors of Metropolitan Life
                 establishing Separate Account E.(1)

(2)            --Not applicable.

(3)(a)         --Not applicable.

   (b)         --Form of Metropolitan Life Insurance Company Sales Agreement.(8)

   (b)(i)      --Form of Retail Sales Agreement (MLIDC Retail Sales Agreement
                 7-1-05)(LTC)(10)

   (c)         --Participation Agreement--New England Zenith Fund (3)

   (d)         --Participation Agreement--American Funds Insurance Series (2)

   (e)         --Participation Agreement--Met Investors Series Trust (4)

   (f)         --Participation Agreement--Calvert Variable Series, Inc. (5)

   (g)         --Participation Agreement--Metropolitan Series Fund. (13)

(4)(a)         --Form of Variable Annuity Contract.(6)

(4)(a)(i)      --Backcover to Form of Variable Annuity Contract.(7)

(4)(a)(ii)     --Annual Step-Up Death Benefit Rider to Form of Variable Annuity
                 Contract.(7)

(4)(b)         --Tax Sheltered Annuity Endorsement--Form G.ML-398 (08/02) (6)

(4)(c)         --SEP and SIMPLE IRA Endorsement Form ML-408.2 (09/02) (7)

(4)(d)         --457 Contract with TSA ERISA Endorsements (9)

(4)(e)         --Roth 403(b) Endorsement--Form ML-G-Roth-398 (11/05)(10)

(4)(f)         --Roth 401 Endorsement--Form HL-G-Roth-401 (11/05)(10)

(4)(g)         --Qualified G-Roth 403(b) Tax Sheltered Annuity Contribution
                 Program Endorsement - Form G-Roth403(b) (3/06)(10)

(4)(h)         --Lifetime Guaranteed Withdrawal Benefit (LGWB) Rider Certificate
                 Schedule (14)

(4)(i)         --SEP and Simple IRA LGWB Rider (14)

(4)(j)         --Tax Sheltered Annuity LGWB Rider (14)

 (5)(a)        --Application Form for the Deferred Annuity, Version 1.(6)

 (5)(b)        --Application Form for the Deferred Annuity, Version 2.(6)

 (5)(c)        --Variable Annuity Application SEP, SIMPLE IRA Version 1
                 MFFSVER1APP-SS(0304)(9)

 (5)(d)        --Variable Annuity Application SEP, SIMPLE IRA Version 2
                 MFFSVER2APP-SS(0304)(9)

 (5)(e)        --Annuity SMART APP Receipt (SEP/SIMPLE IRA) MFFS-ASAR-SS
                 (03/04)(9)

 (6)(a)        --Amended and Restated Charter of Metropolitan Life.
                 (4)

 (6)(b)        --Amended and Restated By-Laws of Metropolitan Life.(11)

 (7)           --Not applicable.

 (8)           --Not applicable.

 (9)           --Opinion and consent of counsel as to the legality of the securities being registered.(6,9)


(10)           --Consent of Independent Registered Public Accounting Firm (13)


(11)           --Not applicable.

(12)           --Not applicable.

(13)(a)        --Powers of Attorney.(12)

----------
(1) Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.
(2) Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.
(3) Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320/811-4001 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.
(4)  Filed with this Registration Statement on March 5, 2002.
(5) Filed with Post-Effective Amendment No. 22 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 30, 1997 as incorporated herein by reference.
(6) Filed with Pre-Effective Amendment No. 1 to this Registration Statement on July 12, 2002.
(7) Filed with Post-Effective Amendment No. 1 to this Registration Statement on April 10, 2003.
(8) Filed with Post-Effective Amendment No. 30 to Registration Statement Nos. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on October 22, 2003.
(9) Filed with Post Effective Amendment No. 2 to this Registration Statement on April 21, 2004.
(10) Filed with Post-Effective Amendment No. 5 to this Registration Statement on April 26, 2006

(11) Filed with Registration Statement No. 333-122883/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 17, 2005.

(12) Filed with Post-Effective Amendment No. 6 to this Registration Statement on April 18, 2007. Power of Attorney for C. Robert Henrikson, Curtis H. Burnette, Burton A. Dole, Jr., Cheryl W. Grise, James R. Houghton, Harry
     P. Kamen, Helene L. Kaplan, John M. Keane, James M. Kilts, Charles M. Leighton, Sylvia M. Mathews, Hugh B. Price, Kenton J. Sicchitano, William
     C. Steere, William J. Wheeler and James J. Prochaska, Jr.

(13) Filed herewith.


(14) Filed with Post-Effective Amendment No. 8 to this Registration Statement on August 23, 2007.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR.

                                      PRINCIPAL OCCUPATION &                 POSITIONS AND OFFICES
       NAME                              BUSINESS ADDRESS                       WITH DEPOSITOR
       ----                ---------------------------------------------     ---------------------
Sylvia Mathews Burwell ... President,Global Development Program              Director
                           The Bill and Melinda Gates Foundation
                           1551 Eastlake Avenue East
                           Seattle, WA 98102

Burton A. Dole, Jr ....... Retired Chairman,                                 Director
                           Nellcor Puritan Bennett, Inc.
                           Pauma Valley Country Club
                           15835 Pauma Valley Drive
                           Pauma Valley, CA 92061.

Cheryl W. Grise .......... Executive Vice President                          Director
                           Northeast Utilities
                           107 Selden Street
                           Berlin, CT 06037


C. Robert Henrikson....... Chairman, President and Chief                     Chairman, President,
                           Executive Officer                                 Chief Executive Officer
                           MetLife, Inc.                                     and Director
                           and Metropolitan
                           Life Insurance Company,
                           200 Park Avenue
                           New York, NY 10166

James R. Houghton ........ Chairman of the Board                             Director
                           Corning Incorporated,
                           One Riverfront Plaza
                           MP HQ 02 - E6
                           Corning, NY 14831.

R. Glenn Hubbard ......... Dean and Russell L. Carson Professor              Director
                           of Finance and Economics,
                           Graduate School of Business
                           Columbia University
                           Uris Hall, Room 101
                           3022 Broadway
                           New York, NY 10027-6902

Helene L. Kaplan ......... Of Counsel, Skadden, Arps, Slate,                 Director
                           Meagher and Flom, LLP
                           Four Times Square,
                           New York, NY 10036.

John M. Keane ............ General (Retired),                                Director
                           United States Army
                           2020 K Street, N.W.
                           Suite 300
                           Washington, D.C. 20006

James M. Kilts ........... Founding Partner                                  Director
                           Centerview Partners Management, LLC
                           16 School Street
                           Rye, NY 10580



                                      PRINCIPAL OCCUPATION &                 POSITIONS AND OFFICES
       NAME                              BUSINESS ADDRESS                       WITH DEPOSITOR
       ----                ---------------------------------------------     ---------------------
Charles M. Leighton ...... Retired Chairman of the Board and Chief           Director
                           Executive Officer,
                           CML Group, Inc.,
                           U.S. Sailing
                           15 Maritime Drive
                           Portsmouth, RI 02871

Hugh B. Price ............ Senior Fellow,                                     Director
                           Brookings Institution,
                           12 Tenor Drive,
                           New Rochelle, NY 10804

David Satcher ............ Professor of Family Medicine and                  Director
                           Community Health,
                           Director of Center of Excellence on
                           Health Disparity
                           Morehouse School of Medicine
                           720 Westview Drive, SW
                           Suite 238
                           Atlanta, GA 30310-1495

Kenton J. Sicchitano ..... Retired Global Managing Partner                   Director
                           Pricewaterhouse Coopers, LLP
                           25 Phillips Pond Road,
                           Natick, MA 01760

William C. Steere, Jr .... Retired, Chairman of the Board,                   Director
                           Pfizer, Inc.,
                           235 East 42nd Street, 22nd Floor,
                           New York, NY 10017

     Set forth below is a list of the executive officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is 200 Park Avenue, New York, New York 10166.

   NAME OF OFFICER                    POSITION WITH METROPOLITAN LIFE
   ---------------                    -------------------------------
C. Robert Henrikson ............  Chairman, President and Chief Executive
                                  Officer
William J. Toppeta..............  President, International
William J. Mullaney.............  President, Institutional Business
Lisa M. Weber...................  President, Individual Business
Catherine A. Rein...............  Senior Executive Vice President and Chief
                                  Administrative Officer
James L. Lipscomb...............  Executive Vice President and General Counsel
Steven A. Kandarian.............  Executive Vice President and Chief Investment
                                  Officer
Joseph J. Prochaska.............  Executive Vice President and Chief Accounting
                                  Office
Steven L. Sheinheit.............  Executive Vice President and Chief Information
                                  Officer
William J. Wheeler..............  Executive Vice President and Chief Financial
                                  Officer
Joseph A. Reali.................  Senior Vice President and Tax Director
Timothy L. Journy...............  Senior Vice President and General Auditor
Eric T. Steigerwalt.............  Senior Vice President and Treasurer
Gwenn L. Carr...................  Senior Vice President and Secretary


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company, which is a wholly-owned subsidiary of MetLife Inc. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF JUNE 30, 2007

The following is a list of subsidiaries of MetLife, Inc. updated as of June
30, 2007. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Charleston (SC)

      5.    Entrecap Real Estate II, LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by Entrecap Real Estate II, LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            a)    PREFCO Vingt LLC (CT)

            b) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by Entrecap Real Estate II, LLC and 1% general partnership is held by PREFCO Vingt LLC.

     6.     Plaza Drive Properties, LLC (DE)

     7.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by MetLife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by MetLife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            c) Met3 SIEFORE, S.A. de C.V. (Mexico)- 99.9% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99905% is owned by MetLife International Holdings, Inc. and 0.00095% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95.23% is owned by MetLife International Holdings, Inc. and 4.77% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.

      7. MetLife Insurance Company of Korea Limited (South Korea)- 21.22% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 78.78% is owned by Metlife International Holdings, Inc.

      8. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 74.5485235740% is owned by MetLife International Holdings, Inc. and 25.451476126% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Global, Inc. (DE)

      10. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      11.   MetLife Insurance Limited (United Kingdom)

      12.   MetLife General Insurance Limited (Australia)

      13.   MetLife Limited (United Kingdom)

      14. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      15.   MetLife Services Limited (United Kingdom)

      16. Siembra Seguros de Vida S.A. (Argentina) - 97.9327% is owned by MetLife International Holdings, Inc. and 2.0672% is owned by Natiloportem Holdings, Inc.

      17.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

            b)    MetLife Investments Pty Limited (Australia)

            c)    MetLife Trustee Pty Limited (Australia)

            d)    MetLife Services (Singapore) PTE Limited (Australia)

      18. Siembra Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by Natiloportem Holdings, Inc.

      19. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 94.9999% is owned by MetLife International Holdings Inc.

      20. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

           (a) Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by Metropolitan Life Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc. and 1.0310% is held by Metropolitan Life Seguros de Retiro SA.

      21.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., Ltd. (Japan)

            c)    MetLife Fubon Limited (Japan)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited. 1% of the shares of Park Twenty Three Investments Company is held by Metropolitan Life Insurance Company. 99% is owned by 334 Madison Euro Investment, Inc.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company. 99% is owned by Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company. 89.9% of the shares of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.   Thorngate, LLC (DE)

      7.   Alternative Fuel I, LLC (DE)

      8.   Transmountain Land & Livestock Company (MT)

      9.   MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife Real Estate Cayman Company (Cayman Islands)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      17.   Metropolitan Realty Management, Inc. (DE)

      18.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      19.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        20.   Bond Trust Account A (MA)

        21.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company. Metropolitan Asset Management Corporation is a 10% general partner.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company. Metropolitan Asset Management Corporation is a 16.64% general partner and holds a 9.58% limited partnership interest in MetLife Capital Limited Partnership.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

            e) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      22.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      23.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   GenAmerica Management Corporation (MO)

                 (2) Reinsurance Group of America, Incorporated (MO) - 52.8% is owned by General American Life Insurance Company.

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   Timberlake Financial, L.L.C. (DE)

                                    (A)   Timberlake Reinsurance Company II (SC)

                              (ii)  RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                        (b)   RGA Worldwide Reinsurance Company, Ltd. (Barbados)

                        (c)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (d)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% is owned by RGA Reinsurance Company (Barbados) Ltd. RGA Reinsurance Company also owns a 20% non-equity membership in RGA Financial Group, L.L.C.

                        (e)   RGA Life Reinsurance Company of Canada (Canada)

                        (f)   RGA International Corporation (Nova Scotia/Canada)

                        (g)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (iv)  RGA Services India Private Limited (India)

                        (h)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (i)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (j) General American Argentina Seguros de Vida, S.A. (Argentina) - 95% of General American Argentina Seguros de Vida, S.A. is owned by Reinsurance Group of America, Incorporated and 5% is owned by RGA Reinsurance Company (Barbados) Ltd.

                        (k)   RGA Technology Partners, Inc. (MO)

                        (l)   RGA International Reinsurance Company (Ireland)

                        (m)   RGA Capital Trust I (DE)

                              (i)   RGA Global Reinsurance Company, Ltd.
                                    (Bermuda)

      24.   Corporate Real Estate Holdings, LLC (DE)

      25. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by Metropolitan Asset Management Corporation

      26.   MetLife Tower Resources Group, Inc. (DE)

      27.   Headland - Pacific Palisades, LLC (CA)

      28. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      29.   Krisman, Inc. (MO)

      30.   Special Multi-Asset Receivables Trust (DE)

      31.   White Oak Royalty Company (OK)

      32.   500 Grant Street GP LLC (DE)

      33. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      34.   MetLife Canada/MetVie Canada (Canada)

      35.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

            b)   MetLife Investment Funds Management LLC (NJ)

            c)   MetLife Associates LLC (DE)

      36.   Euro CL Investments LLC (DE)

      37.   MEX DF Properties, LLC (DE)

      38. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      39.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      40.   Housing Fund Manager, LLC (DE)

      41. MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC.

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X. MetLife Insurance Company of Connecticut (Life Department) (Accident Department) (CT) 86.72% is owned by MetLife, Inc. and 13.28% is owned by MetLife Investors Group, Inc.

      1.    440 South LaSalle LLC (DE)

      2. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by MetLife Insurance Company of Connecticut and 50% is owned by a third party.

      3. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      4.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      5.    Pilgrim Investments Highland Park, LLC (DE)

      6.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      7.    Dewey Square South, LLC (NY)

      8.    Euro TI Investments LLC (DE)

      9.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      10.   Hollow Creek, L.L.C. (CT)

      11. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      12. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      13.   Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  2)    Tower Square Securities Insurance Agency of
                        Ohio, Inc. (OH) 99% is owned by Tower Square Securities, Inc.

      14.   TIC European Real Estate LP, LLC (DE)

      15.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited (IRELAND)

               (i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      16.   Travelers European Investments LLC (CT)

      17.   Travelers International Investments Ltd. (Cayman Islands)

      18.   MetLife Life and Annuity Company of Connecticut (CT)

            a)    Euro TL Investments LLC (DE)

      19.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      20. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      21.   Tribeca Distressed Securities L.L.C. (DE)

      22.   MetLife Investors USA Insurance Comapny (DE)

Y.    MetLife Reinsurance Company of South Carolina (SC)

Z.    MetLife Investment Advisors Company, LLC (DE)

AA.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

BB.   MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           (i)   MetLife Services East Private Limited (India)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting common stock of Omega Reinsurance Corporation, which is 100% of all the stock outstanding as of 12/31/06.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27. NUMBER OF CONTRACTOWNERS.


     As of August 31, 2007; Qualified 41,268


ITEM 28. INDEMNIFICATION.

     UNDERTAKING PURSUANT TO RULE 494 (a) (1) UNDER THE SECURITIES ACT OF 1933

     MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' liability policy with a limit of $400 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc., are also covered under the Financial Institutions Bond as well as under the directors' and Officers' Liability policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person of Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) MetLife Investors Distribution Company is the principal underwriter of the following investment companies (other than the Registrant):

          Met Investors Series Trust
          MetLife Investors USA Variable Life Account A
          MetLife Investors Variable Annuity Account One
          MetLife Investors Variable Annuity Account Five
          MetLife Investors Variable Life Account One
          MetLife Investors Variable Life Account Five
          First MetLife Investors Variable Annuity Account One
          General American Separate Account Eleven
          General American Separate Acocunt Twenty-Eight
          General American Separate Account Twenty-Nine
          General American Separate Account Two
          Security Equity Separate Account Twenty-Six
          Security Equity Separate Account Twenty-Seven
          MetLife of CT Fund U for Variable Annuities
          MetLife of CT Fund BD for Variable Annuities
          MetLife of CT Fund BD II for Variable Annuities
          MetLife of CT Fund BD III for Variable Annuities
          MetLife of CT Fund BD IV for Variable Annuities
          MetLife of CT Fund ABD for Variable Annuities
          MetLife of CT Fund ABD II for Variable Annuities
          MetLife of CT Separate Account PF for Variable Annuities
          MetLife of CT Separate Account PF II for Variable Annuities MetLife of CT Separate Account QP for Variable Annuities
          MetLife of CT Separate Account QPN for Variable Annuities
          MetLife of CT Separate Account TM for Variable Annuities
          MetLife of CT Separate Account TM II for Variable Annuities MetLife of CT Separate Account Five for Variable Annuities
          MetLife of CT Separate Account Six for Variable Annuities
          MetLife of CT Separate Account Seven for Variable Annuities MetLife of CT Separate Account Eight for Variable Annuities MetLife of CT Separate Account Nine for Variable Annuities
          MetLife of CT Separate Account Ten for Variable Annuities
          MetLife of CT Fund UL for Variable Life Insurance
          MetLife of CT Fund UL II for Variable Life Insurance
          MetLife of CT Fund UL III for Variable Life Insurance
          MetLife of CT Variable Life Insurance Separate Account One
          MetLife of CT Variable Life Insurance Separate Account Two
          MetLife of CT Variable Life Insurance Separate Account Three Metropolitan Life Variable Annuity Separate Account I
          Metropolitan Life Variable Annuity Separate Account II
          MetLife of CT Separate Account Eleven for Variable Annuities MetLife of CT Separate Account Twelve for Variable Annuities MetLife of CT Separate Account Thirteen for Variable Annuities MetLife of CT Separate Account Fourteen for Variable Annuities MetLife Insurance Company of Connecticut Variable Annuity Separate Account 2002
          MetLife Life and Annuity Company of Connecticut Variable Annuity Separate Account 2002
          Metropolitan Life Separate Account E
          Metropolitan Life Separate Account UL
          Metropolitan Tower Life Separate Account One
          Metropolitan Tower Life Separate Account Two
          Metropolitan Life Separate Account UL
          Paragon Separate Account A
          Paragon Separate Account B
          Paragon Separate Account C
          Paragon Separate Account D

(b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.

                                        POSITIONS AND OFFICES WITH
NAME AND PRINCIPAL BUSINESS ADDRESS     UNDERWRITER
-----------------------------------     -----------------------------
Michael K. Farrell                      Director
5 Park Plaza
Suite 1900
Irvine, CA 92614

Craig W. Markham                        Director and Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

William J. Toppeta                      Director
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Paul A. Sylvester                       President, National Sales
10 Park Avenue                          Manager-Annuities & LTC
Morristown, NJ 07962

Elizabeth M. Forget                     Executive Vice President,
Investment                              Fund Management & Marketing
260 Madison Avenue
New York, NY 10016

Paul A. LaPiana                         Executive Vice President,
National                                Sales Manager-Life
5 Park Plaza
Suite 1900
Irvine, CA 92614

Richard C. Pearson                      Executive Vice President,
5 Park Plaza                            General Counsel and Secretary
Suite 1900
Irvine, CA 92614

Peter Gruppuso                          Vice President and Chief
Financial                               Financial Officer
485-E US Highway 1 South
Iselin, NJ 08830

Leslie Sutherland                       Senior Vice President, Channel
1 MetLife Plaza                         Head-Broker/Dealers
Long Island City, NY 11101

Edward C. Wilson                        Senior Vice President, Channel
5 Park Plaza                            Head-Wirehouse
Suite 1900
Irvine, CA 92614

Douglas P. Rodgers                      Senior Vice President, Channel Head-LTC
10 Park Avenue, 1st Floor
Morristown, NJ 07962

Curtis Wohlers                          Senior Vice President, Channel
1 MetLife Plaza                         Head-Planners
27-01 Queens Plaza North
Long Island City, NY 11101

Myrna F. Solomon                        Senior Vice President, Channel
501 Boylston Street                     Head-Banks
Boston, MA 02116

Jeffrey A. Barker                       Senior Vice President, Channel
1 MetLife Plaza                         Head-Independent Accounts
27-01 Queens Plaza North
Long Island City, NY 11101

Andrew Aiello                           Senior Vice President, Channel
1 MetLife Plaza                         Head-National Accounts
27-01 Queens Plaza North
Long Island City, NY 11101

Jay S. Kaduson                          Senior Vice President
10 Park Avenue
Morristown, NJ 07962

Eric T. Steigerwalt                     Treasurer
27-01 Queens Plaza North
Long Island City, NY 11101

Debora L. Buffington                    Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

David DeCarlo                           Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paul M. Kos                             Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

James R. Fitzpatrick                    Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Deron J. Richens                        Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Cathy Sturdivant                        Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paulina Vakouros                        Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Charles M. Deuth                        Vice President, National Accounts
5 Park Plaza
Suite 1900
Irvine, CA 92614

James Allen                             Assistant Vice President

Leo R. Brown                            Assistant Vice President
27-01 Queens Plaza North
Long Island City, NY 11101

Gregory M. Harrison                     Assistant Vice President
27-01 Queens Plaza North
Long Island City, NY 11101

James W. Koeger                         Assistant Treasurer
13045 Tesson Ferry Road
St. Louis, MO 63128

Jonnie L. Crawford                      Assistant Secretary
5 Park Plaza
Suite 1900
Irvine, CA 92614


(c) Until on or about May 1, 2007, Metropolitan Life Insurance Company was the registrant's principal underwriter. The following information relates to the commissions and other compensation received by Metropolitan Life Insurance Company during the registrant's last fiscal year.

                (1)                             (2)
         ------------------------------------ -------------------------
            Name Of Principal Underwriter         Net Underwriting
         Metropolitan Life Insurance Company  Discounts and Commissions
                                                         N/A

                         (3)                       (4) $227,254.32
         ------------------------------------ -------------------------
              Compensation On Redemption        Brokerage Commissions
                   Or Annuitization
           $508,044.20 (withdrawal charges)

                         (5)
         -------------------------------------
                     Compensation
         $3,817,200.13 (Separate Account charge)

ITEM 30. LOCATION OF ACCOUNT AND RECORDS.


     Metropolitan Life Insurance Company
     200 Park Avenue
     New York, N.Y. 10166


ITEM 31. MANAGEMENT SERVICES.

     Not Applicable

ITEM 32. UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions form certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a) - (d) of Rule 6c-7 have been complied with.

     (e) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Deferred Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Deferred Annuity.

     (f) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1) - (4) of such letter.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirments of Securities Act Rule 485(B) for effectiveness of this registration statement and has caused this Registration Statement to be signed on its behalf, in the City of New York, and State of New York on this 10th day of September 2007.


                                       METROPOLITAN LIFE SEPARATE ACCOUNT E
                                       (Registrant)

                                       By: METROPOLITAN LIFE INSURANCE
                                       COMPANY (Depositor)

                                       By:    /s/  PAUL G. CELLUPICA
                                           -----------------------------------
                                                 Paul G. Cellupica
                                           Chief Counsel, Securities Products
                                                   and Regulation

                                       METROPOLITAN LIFE INSURANCE
                                       COMPANY(Depositor)

                                       By:    /s/  PAUL G. CELLUPICA
                                           -----------------------------------
                                                 Paul G. Cellupica
                                           Chief Counsel, Securities Products
                                                   and Regulation

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          Signature                          Title                   Date
          ---------                          -----                   ----

              *                  Chairman, President, Chief
-----------------------------      Executive Officer and Director

     C. Robert Henrikson

              *                  Executive Vice President and
-----------------------------      Chief Accounting Officer
     Joseph J. Prochaska

              *                  Executive Vice President and
-----------------------------      Chief Financial Officer
     William J. Wheeler

              *                  Director
-----------------------------
    Sylvia Mathews Burwell

              *                  Director
-----------------------------
     Burton A. Dole, Jr.

                                 Director
-----------------------------
       Cheryl W. Grise
                                 Director
-----------------------------
      R. Glenn Hubbard

              *                  Director
-----------------------------
      James R. Houghton

              *                  Director
-----------------------------
        John M. Keane

              *                  Director
-----------------------------
      Helene L. Kaplan

                                 Director
-----------------------------
         James M. Kilts

              *                  Director
-----------------------------
     Charles M. Leighton

              *                  Director
-----------------------------
        Hugh P. Price
                                 Director
-----------------------------
        David Satcher

              *                  Director
-----------------------------
    Kenton J. Sicchitano

              *                  Director
-----------------------------
   William C. Steere, Jr.

By:    /s/  Myra L. Saul                                      September 10, 2007
   --------------------------
      *By Myra L. Saul
       Attorney-in-Fact